The UBS Funds

UBS Dynamic Alpha Fund

UBS Global Allocation Fund

UBS Global Frontier Fund

UBS Global Equity Fund

UBS International Equity Fund

UBS U.S. Equity Alpha Fund

UBS U.S. Large Cap Equity Fund

UBS U.S. Large Cap Growth Fund

UBS U.S. Large Cap Value Equity Fund

UBS U.S. Mid Cap Growth Equity Fund

UBS U.S. Small Cap Growth Fund

UBS Absolute Return Bond Fund

UBS Global Bond Fund

UBS High Yield Fund

UBS U.S. Bond Fund

Prospectus

October 28, 2007

This prospectus offers Class A, Class C and Class Y shares in the fifteen series (each, a "Fund" and, collectively, the "Funds") of The UBS Funds (the "Trust") listed above. For each Fund except the UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, this prospectus offers Class B shares only to existing shareholders of Class B shares with respect to the reinvestment of dividends and distributions and exchanges of Class B shares of the Funds and other series of the UBS Family of Funds. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the Funds

UBS Dynamic Alpha Fund

Investment objective, strategies, securities selection and risks	Page 4

Performance	Page 8

Expenses and fee tables	Page 10

UBS Global Allocation Fund

Investment objective, strategies, securities selection and risks	Page 12

Performance	Page 16

Expenses and fee tables	Page 19

UBS Global Frontier Fund

Investment objective, strategies, securities selection and risks	Page 21

Performance	Page 27

Expenses and fee tables	Page 28

UBS Global Equity Fund

Investment objective, strategies, securities selection and risks	Page 30

Performance	Page 32

Expenses and fee tables	Page 34

UBS International Equity Fund

Investment objective, strategies, securities selection and risks	Page 36

Performance	Page 38

Expenses and fee tables	Page 40

UBS U.S. Equity Alpha Fund

Investment objective, strategies, securities selection and risks	Page 42

Performance	Page 45

Expenses and fee tables	Page 46

UBS U.S. Large Cap Equity Fund

Investment objective, strategies, securities selection and risks	Page 48

Performance	Page 50

Expenses and fee tables	Page 52

UBS U.S. Large Cap Growth Fund

Investment objective, strategies, securities selection and risks	Page 54

Performance	Page 56

Expenses and fee tables	Page 58

UBS U.S. Large Cap Value Equity Fund

Investment objective, strategies, securities selection and risks	Page 60

Performance	Page 62

Expenses and fee tables	Page 64

UBS U.S. Mid Cap Growth Equity Fund

Investment objective, strategies, securities selection and risks	Page 66

Performance	Page 68

Expenses and fee tables	Page 69

UBS U.S. Small Cap Growth Fund

Investment objective, strategies, securities selection and risks	Page 71

Performance	Page 73

Expenses and fee tables	Page 75

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

Investment objective, strategies, securities selection and risks	Page 77

Performance	Page 81

Expenses and fee tables	Page 83

UBS Global Bond Fund

Investment objective, strategies, securities selection and risks	Page 85

Performance	Page 88

Expenses and fee tables	Page 90

UBS High Yield Fund

Investment objective, strategies, securities selection and risks	Page 92

Performance	Page 95

Expenses and fee tables	Page 97

UBS U.S. Bond Fund

Investment objective, strategies, securities selection and risks	Page 99

Performance	Page 102

Expenses and fee tables	Page 104

Your investment

Information for managing your Fund account

Managing your Fund account	Page 106

—Flexible pricing

—Buying shares

—Selling shares

—Exchanging shares

—Pricing and valuation

Additional information

Additional important information about the Funds

Management	Page 119

Disclosure of portfolio holdings	Page 126

Dividends and taxes	Page 127

Supplemental investment advisor performance information for the Funds	Page 129

Supplemental portfolio manager and advisor performance information for UBS U.S. Mid Cap Growth Equity Fund	Page 148

Financial highlights	Page 152

Where to learn more about the Funds	Back cover

Please find the UBS Funds' Privacy Notice inside the back cover of this Prospectus.

The Funds are not a complete or balanced investment program.

UBS Global Asset Management

The UBS Funds

UBS Dynamic Alpha Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund invests in securities and financial instruments to gain exposure to global equity, global fixed income and cash equivalent markets, including global currencies. The Fund may invest in equity and fixed income securities of issuers located within and outside the United States or in open-end investment companies advised by UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas) or the "Advisor"), to gain exposure to certain global equity and global fixed income markets. The Fund is a non-diversified fund.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. Investments in fixed income securities may include issuers in both developed (including the United States) and emerging markets.

Investments in equity securities may include, but are not limited to, common stock and preferred stock of issuers in developed nations (including the United States) and emerging markets. Equity investments may include large, intermediate and small capitalization companies.

The Fund may invest all or a portion of its assets in other open-end investment companies advised by the Advisor to gain exposure to various asset classes described above. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

In addition, the Fund attempts to generate positive returns and manage risk through asset allocation and sophisticated currency management techniques. These decisions are integrated with analysis of global market and economic conditions.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund may invest in Derivatives to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Fund may establish net short or net long positions for individual markets, currencies and securities.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds 5% per year on a real (i.e., inflation-adjusted) basis and net of management fees over rolling five year time horizons. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

To the extent permitted by the 1940 Act, the Fund may borrow money from banks to purchase investments for the Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings.

Securities selection

The Fund is a multi-asset fund. The asset classes in which the Fund may invest include, but are not

UBS Global Asset Management

The UBS Funds

UBS Dynamic Alpha Fund

limited to, the following: US equities, non-US equities, emerging market equities, US fixed income, non-US fixed income, emerging market debt, US high yield fixed income and cash equivalents. Asset allocation decisions are tactical, based upon the Advisor's assessment of valuations and prevailing market conditions in the United States and abroad. Investments also may be made in selected sectors of these asset classes.

Within the equity portion of the Fund's portfolio, the Advisor selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below (above) the estimated intrinsic or fundamental value would be considered a long (short) candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the Advisor's investment decisions with respect to the equity portion of the Fund's portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the Advisor may utilize growth-oriented strategies within its US equity asset class for a portion of the allocation; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook. The Fund's fixed income investments may reflect a broad range of investment maturities, qualities and sectors, including high yield (lower-rated) securities and convertible debt securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual position, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant,

UBS Global Asset Management

The UBS Funds

UBS Dynamic Alpha Fund

the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (Standard & Poor's Ratings Group ("S&P")) or Ba (Moody's Investors Service, Inc. ("Moody's")) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  US government agency obligations risk—Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Small and intermediate capitalization company risk—The risk that investments in small and intermediate capitalization size companies may be more volatile than investments in larger companies, as small and intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these

UBS Global Asset Management

The UBS Funds

UBS Dynamic Alpha Fund

risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Leverage risk—The Fund may borrow money from banks to purchase investments for the Fund, which is a form of leverage. If the Fund borrows money to purchase securities and the Fund's investments decrease in value, the Fund's losses will be greater than if the Fund did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund will be less than if borrowing were not used. Derivatives that the Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund that exceed the amount originally invested in the derivative instruments.

•  Investing in other funds risks—The investment performance of the Fund is affected by the investment performance of the underlying funds in which the Fund invests. Through its investment in the underlying funds, the Fund is subject to the risks of the underlying funds' investments and subject to the underlying funds' expenses.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

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UBS Dynamic Alpha Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you the Fund's performance for the past year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares (2006 is the fund's first full calendar year of operations)

Total return January 1 to September 30, 2007: -1.12%

Best quarter during calendar year shown: 4th quarter 2006: 2.65%

Worst quarter during calendar year shown: 2nd quarter 2006: 0.00%

UBS Global Asset Management

The UBS Funds

UBS Dynamic Alpha Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Life of class
Class A (1/27/05)(1)
Return before taxes	1.49%	5.35%
Class B (1/27/05)(1)
Return before taxes	1.50%	5.65%
Class C (1/27/05)(1)
Return before taxes	5.60%	7.64%
Class Y (1/27/05)
Return before taxes	7.69%	8.76%
Return after taxes on distributions	7.69%	8.66%
Return after taxes on distributions and sale of fund shares	5.00%	7.47%
Merrill Lynch US Treasury 1-5 Year Index(2) (3)	3.81%	2.77%
MSCI World Free Index (net US)(2) (4)	20.42%	17.07%
Consumer Price Index(2) (5)	2.54%	3.00%

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index tracking US Treasury securities with maturities between 1 and 5 years.

(4)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States by the Advisor. This benchmark has been calculated net of withholding tax from a US perspective. Life of class performance for the MSCI World Free Index (net US) is as of the inception month end.

(5)  Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Life of class performance for the Consumer Price Index (CPI) is as of the inception month end.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS Dynamic Alpha Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.75%	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses(5)	0.17%	0.20%	0.18%	0.14%
Acquired fund fees and expenses(6)	0.09%	0.09%	0.09%	0.09%
Total annual fund operating expenses(7)(8)	1.26%	2.04%	2.02%	0.98%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C

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UBS Dynamic Alpha Fund

shares and 1.10% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. For the fiscal year ended June 30, 2007, the Advisor did not waive its management fee or reimburse expenses of the Fund because each Class' "Total annual fund operating expenses" did not exceed its respective agreed-upon expense limit.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$671	$928	$1,204	$1,989
Class B (assuming sale of all shares at end of period)	707	940	1,298	1,985	*
Class B (assuming no sale of shares)	207	640	1,098	1,985	*
Class C (assuming sale of all shares at end of period)	305	634	1,088	2,348
Class C (assuming no sale of shares)	205	634	1,088	2,348
Class Y	99	312	542	1,201

*  Reflects conversion to Class A shares after a maximum of six years.

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UBS Global Allocation Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund invests in equity and fixed income securities of issuers located within and outside the United States. Under normal circumstances, the Fund will allocate its assets between fixed income securities and equity securities.

Investments in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in emerging market issuers by investing in other open-end investment companies advised by the Advisor. The Fund also may invest in open-end investment companies advised by the Advisor to gain exposure to other asset classes permitted for investment by the Fund. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate, total return and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Securities selection

The Fund is a multi-asset fund, and invests in each of the major asset classes: US fixed income, US equities, international fixed income (including emerging markets), and international equities (including emerging markets), based upon the Advisor's assessment of prevailing market conditions in the United States and abroad. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2007, the Fund was invested in securities of issuers from 37 countries either directly or through its investments in other investment companies, and approximately 72% of its assets were invested in US markets.

Within the equity portion of the Fund's portfolio, the Advisor generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists.

A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the Advisor's investment decisions with respect to the equity portion of the Fund's portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process,

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UBS Global Allocation Fund

under certain circumstances the Advisor may utilize growth-oriented strategies within its equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook. These securities will have an initial maturity of more than one year. The Fund may invest in both investment grade and high yield (lower-rated) securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's risk is carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  US government agency obligations risk—Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are

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UBS Global Allocation Fund

supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Small and medium company risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category that underperforms other asset categories. For example, the Fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest

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UBS Global Allocation Fund

rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS Global Allocation Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares

Total return January 1 to September 30, 2007: 7.10%

Best quarter during calendar years shown: 2nd quarter 2003: 14.06%

Worst quarter during calendar years shown: 3rd quarter 2002: -12.25%

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Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Ten years	Life of class
Class A (6/30/97)(1)
Return before taxes	7.33%	9.98%	N/A	7.20%
Class B (12/13/01)(1)
Return before taxes	7.73%	10.04%	N/A	10.39%
Class C (11/22/01)(1)
Return before taxes	11.69%	10.34%	N/A	10.66%
Class Y (8/31/92)
Return before taxes	13.86%	11.46%	8.61%	9.44%
Return after taxes on distributions	12.13%	10.23%	6.82%	7.44%
Return after taxes on distributions and sale of fund shares	10.12%	9.42%	6.56%	7.16%
Russell 3000 Index(2) (3)	15.72%	7.17%	8.64%	*
MSCI World Free Index (net US)(2) (4)	20.42%	10.30%	7.89%	*
Citigroup World Government Bond Index(2) (5)	6.12%	8.41%	5.24%	*
GSMI Mutual Fund Index(2) (6)	14.84%	9.85%	8.01%	*

*  Average annual total returns for the life of each class were as follows: (1) Russell 3000 Index: Class A—7.26%; Class B—7.67%; Class C—7.40%; Class Y—11.23%; (2) MSCI World Free Index (net US): Class A—6.70%; Class B—10.30%; Class C—10.26%; Class Y—9.75%; (3) Citigroup World Government Bond Index: Class  A—5.66%; Class B—8.00%; Class C—7.97%; Class Y—6.04%; and (4) GSMI Mutual Fund Index: Class A—7.29%; Class B—9.85%; Class C—9.83%; Class Y—9.45%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the annual average returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Russell 3000 Index represents a broad US equities universe representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

(4)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Life of class performance for the MSCI World Free Index (net US) is as of the inception month end.

(5)  The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.

(6)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World ex USA Index, 21% Citigroup Broad Investment Grade Index, 9% Citigroup Non-US World Government Bond Index, 2% J.P. Morgan Emerging Markets

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Bond Index Global, 3% MSCI Emerging Markets Index (net US) and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the Merrill Lynch US High Yield Cash Pay Index. Life of class performance for the GSMI Mutual Fund Index is as of the inception month end.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

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The UBS Funds

UBS Global Allocation Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.68%	0.68%	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses(5)	0.20%	0.25%	0.22%	0.20%
Acquired fund fees and expenses(6)	0.02%	0.02%	0.02%	0.02%

Total annual fund operating expenses(7)	1.15%	1.95%	1.92%	0.90%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

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UBS Global Allocation Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$661	$895	$1,148	$1,871
Class B (assuming sale of all shares at end of period)	698	912	1,252	1,877	*
Class B (assuming no sale of shares)	198	612	1,052	1,877	*
Class C (assuming sale of all shares at end of period)	295	603	1,037	2,243
Class C (assuming no sale of shares)	195	603	1,037	2,243
Class Y	92	287	498	1,108

*  Reflects conversion to Class A shares after a maximum of six years.

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UBS Global Frontier Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to obtain superior long-term returns on capital.

Principal investment strategies

In order to achieve the Fund's investment objective, the Advisor employs an enhancement to its global securities (allocation) strategy ("Global Securities (Allocation) Strategy"). The Advisor's Global Securities (Allocation) Strategy seeks to provide exposure to the major asset classes of the global markets and is currently utilized by other funds and products managed by the Advisor, including the UBS Global Allocation Fund, a series of the Trust, and the UBS Global Securities Relationship Fund, a series of UBS Relationship Funds (the "GSR Fund"). The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage to achieve higher returns than the Global Securities (Allocation) Strategy typically with equity-like risk. However, when warranted by market conditions, the Advisor will attempt to limit the Fund's equity risk through active asset allocation.

The Fund principally invests directly or indirectly in equity and fixed income securities and other financial instruments to gain exposure to issuers located within and outside the United States. In connection with its Global Securities (Allocation) Strategy, under normal circumstances the Advisor will allocate the exposure of the Fund's assets between fixed income securities and equity securities. The Fund may invest directly in such securities and financial instruments and/or indirectly in such investments by investing in shares of open-end investment companies ("Underlying Funds"), including open-end investment companies advised by the Advisor to the extent permitted by an exemptive order received by the Fund. In addition, the Fund will increase its exposure to the global markets through the use of leverage. Leverage by the Fund generally will be achieved by entering into total return swap agreements with respect to the return of the GSR Fund. The Fund is a non-diversified fund.

Investments by the Fund or an Underlying Fund in fixed income securities may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. Investments by the Fund or an Underlying Fund in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest in equity securities of issuers in any capitalization range based on market conditions and in accordance with its investment objective.

The Fund and the Underlying Funds may, but are not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's or an Underlying Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, total return rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, total return, interest rate and credit default swaps), and credit-linked securities. The Fund or an Underlying Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund and the Underlying Funds may invest in Derivatives to the extent permitted by the 1940 Act.

In particular, the Fund generally seeks to increase its exposure to the global markets through the use of leverage by investing in total return swap agreements with respect to the return of the GSR Fund. In a typical total return swap agreement, the Fund will receive the price appreciation (or depreciation) of the GSR Fund from the counterparty to the swap agreement in exchange for a payment from the Fund based on LIBOR plus a spread.

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UBS Global Frontier Fund

As an alternative to investing in total return swap agreements based on the return of the GSR Fund, the Fund may also leverage by borrowing from banks to the extent permitted by the 1940 Act to invest additional assets in the global markets by investing the borrowed assets in the GSR Fund. The Fund will adhere to the SEC's asset coverage requirements for all such borrowings.

The use of leverage by the Fund through total return swaps or borrowing, as described above, is permitted to range between 0% to 50% of the Fund's total assets (including amounts borrowed), but will typically range between 25% to 40% of the Fund's total assets (including amounts borrowed).

The Fund may invest all or a portion of its assets in Underlying Funds to gain exposure to various asset classes. The Fund does not pay fees in connection with its investments in the Underlying Funds, but may pay expenses associated with such investments.

The Fund may also invest in Exchange Traded Funds and similarly structured pooled investments.

Asset allocation and securities selection

The Advisor's Global Securities (Allocation) Strategy is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

To achieve the Fund's investment objective, under normal market conditions, the Advisor purchases securities or shares of Underlying Funds to employ the Advisor's Global Securities (Allocation) Strategy, which utilizes active asset allocation strategies across various asset classes based on the Advisor's assessment of prevailing market conditions in the US and abroad. The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage to achieve higher returns than the Global Securities (Allocation) Strategy typically with equity-like risk. However, when warranted by market conditions, the Advisor will attempt to limit the Fund's equity risk through active asset allocation. The asset classes among which the Advisor allocates the Fund's portfolio are:

•  US equities;

•  International equities;

•  Emerging markets equities;

•  US fixed income;

•  International fixed income;

•  Emerging markets fixed income; and

•  US high yield fixed income.

The Fund seeks to outperform the GSMI Mutual Fund Index, which is the benchmark for the Advisor's Global Securities (Allocation) Strategy. This index is compiled by the Advisor and is a composite of seven indexes provided by independent data providers: Russell 3000 Index, MSCI World ex USA Index, Citigroup Broad Investment Grade Index, Citigroup Non-US World Government Bond Index, MSCI Emerging Markets Index (net US), J.P. Morgan Emerging Markets Bond Index Global and Merrill Lynch US High Yield Cash Pay Constrained Index, each corresponding to a distinct asset class that represents the primary wealth-holding public global securities markets. The Advisor also seeks for the Fund to outperform and typically have equity-like risk similar to the MSCI World Free Index (net US), a broad-based index that represents the US and developed international equity markets in terms of capitalization and performance. However, when warranted by market conditions, the Advisor will attempt to limit the Fund's equity risk through active asset allocation.

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Advisor in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States. The Fund allocates its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund considers a company that derives at least 50%

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of its revenue from business outside the United States or has at least 50% of its assets outside the United States as doing a substantial amount of business outside the United States.

Under the Global Securities (Allocation) Strategy, the Advisor chooses investments for the Fund and the Underlying Funds by:

•  Identifying asset classes that appear to be temporarily mispriced.

•  Analyzing the fundamental value of individual securities in order to estimate their relative value and attractiveness, and to identify securities for investment that are underpriced relative to their fundamental value.

•  Identifying and investing in currencies based on identification of discrepancies between market prices and fundamental values.

•  Identifying and investing in strategies or specific securities that serve to mitigate or manage investment risk exposures resulting from investments in other assets or asset classes.

Within the equity portion of the Fund's or an Underlying Fund's portfolio, the Advisor generally selects securities whose fundamental values it believes are greater than their market prices. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

For each security under analysis, the fundamental value estimate is compared to the company's current market price to ascertain whether a valuation anomaly exists.

A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's or an Underlying Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

While the Advisor's investment decisions with respect to the equity portion of the Fund's or an Underlying Fund's portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the Advisor may utilize growth-oriented strategies within its equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund or an Underlying Fund.

To invest in growth equities, the Advisor seeks to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.

In selecting fixed income securities, the Advisor uses an internally developed valuation model that quantifies return expectations for all major bond markets, domestic and foreign. The model employs a qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates) may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities compared to certain qualitative factors, such as management strength, market position, competitive environment and financial flexibility, as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook. These securities will have an initial maturity of more than one year. The Fund and certain Underlying Funds may invest in both investment grade and high yield (lower-rated) securities.

The Advisor's fixed income strategy combines judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity

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intervals, duration of securities, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. Duration management involves adjusting the sensitivity to interest rates of the holdings within a country. The Advisor manages duration by choosing a maturity mix that provides opportunity for appreciation while also limiting interest rate risks.

The Fund's and the Underlying Funds' risks are carefully monitored with consideration given to the risk generated by individual positions, sector, country and currency views.

The Advisor's employment of leverage mechanisms with respect to the Fund's portfolio is based on the belief that, in conventional portfolio management, increasing a portfolio's long-term expected return entails adding riskier equity-like assets and reducing the allocation to lower-risk fixed income investments. The Advisor seeks to step beyond this framework to provide higher risk-adjusted returns than the Global Securities (Allocation) Strategy by employing leverage through investing in total return swaps based on the return of the GSR Fund or borrowing from banks to the extent permitted by the 1940 Act to purchase additional shares of the GSR Fund to increase the Fund's risk and return in an efficient manner.

The Fund and the Underlying Funds may also invest in cash or cash equivalent instruments. When market conditions warrant, the Fund or an Underlying Fund may make substantial temporary defensive investments in cash equivalents and high grade fixed income securities, which may affect its ability to pursue its investment objective. The Advisor actively manages the Fund and the Underlying Funds. As such, the Fund or an Underlying Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund and the Underlying Funds are:

•  Investing in other funds risk—The Fund's investment performance is affected by the investment performance of the Underlying Funds in which the Fund may invest. Thus, the Fund's performance is affected by the allocation of its assets among the Underlying Funds and their ability to meet their investment objectives, in addition to any direct investments made by the Fund. The Advisor may not accurately assess the attractiveness or risk potential of particular Underlying Funds, asset classes or investment styles. In addition, through its investment in the Underlying Funds, the Fund is subject to the risks of the Underlying Funds' investments and their expenses.

•  Market risk—The risk that the market value of the Fund's or an Underlying Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  US government agency obligations risk—Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities

UBS Global Asset Management

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UBS Global Frontier Fund

issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund or an Underlying Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Small and medium company risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing and emerging markets risk— The risk that prices of the Fund's or an Underlying Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Asset allocation risk—The risk that the Fund may allocate assets to an asset category or an Underlying Fund that underperforms other asset categories. For example, the Fund may be overweighted in the equity asset class when the stock market is falling and the fixed income market is rising.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, total return rates, or other economic factors in using Derivatives, the Fund or an Underlying Fund might have been in a better position if it had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund or Underlying Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund or an Underlying Fund to lose more than the amount it invested in the Derivatives). Some Derivatives tend to be more volatile than other

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UBS Global Frontier Fund

investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's or an Underlying Fund's use of Derivatives may cause it to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

  Similarly, total return swap transactions involve greater risks than if the Fund had invested in the underlying asset directly. The total rate of return of an investment on which a total return swap agreement is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap agreement. In the event the total rate of return of the underlying asset is negative for the specified period of the swap agreement, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap agreement to cover the decline in value of the underlying asset. The Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap agreement. Total return swap agreements may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap agreement.

•  Leverage risk—The Fund or an Underlying Fund may borrow money from banks to purchase investments, which is a form of leverage, or utilize certain Derivatives, which may create leverage. If the Fund or an Underlying Fund borrows money to purchase securities and its investments decrease in value, the Fund's or an Underlying Fund's losses will be greater than if it did not borrow money for investment purposes. In addition, if the return on an investment purchased with borrowed funds is not sufficient to cover the cost of borrowing, then the net income of the Fund or an Underlying Fund will be less than if borrowing were not used. Certain Derivatives, including total return swaps, that the Fund or an Underlying Fund may use may also create leverage. Derivatives that involve leverage can result in losses to the Fund or an Underlying Fund that exceed the amount originally invested in the Derivatives.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS Global Frontier Fund

Performance

There is no performance information quoted for the Fund as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.

UBS Global Asset Management

The UBS Funds

UBS Global Frontier Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	0.95%	0.95%	0.95%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other expenses(5)	0.56%	0.56%	0.56%
Acquired fund fees and expenses(6)	0.07%	0.07%	0.07%
Total annual fund operating expenses	1.83%	2.58%	1.58%
Less management fee waiver/expense reimbursements	0.36%	0.36%	0.36%
Net expenses(7)	1.47%	2.22%	1.22%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one-year of the purchase date.

(3)  Please see the section entitled "Redemption fees" for additional information concerning the applicability of the redemption fee.

(4)  The fees and expenses are based on estimates.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of the Underlying Funds and other investment companies that the Fund indirectly pays as a result of its investment in the Underlying Funds and other investment companies. The Acquired fund fees and expenses are based on assumptions as to the specific Underlying Funds and such other investment companies in which the Fund intends to invest and are estimated amounts for the current fiscal year.

(7)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.40% for

UBS Global Asset Management

The UBS Funds

UBS Global Frontier Fund

Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had only recently commenced investment operations.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$691	$1,061
Class C (assuming sale of all shares at end of period)	325	768
Class C (assuming no sale of shares)	225	768
Class Y	124	464

*  The costs described in the example reflect the "Net expenses" of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.

UBS Global Asset Management

The UBS Funds

UBS Global Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of US and foreign issuers. The Fund may invest in issuers from both developed and emerging markets. The Fund may invest in companies of any size.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.

Securities selection

In the global universe, the Advisor uses a disciplined price to intrinsic value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2007, the Fund was invested in securities of issuers from 17 countries and approximately 54.63% of its assets were invested in US equity securities.

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging market equity and small cap equity asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

UBS Global Asset Management

The UBS Funds

UBS Global Equity Fund

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Small and medium company risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS Global Equity Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares

Total return January 1 to September 30, 2007: 7.83%

Best quarter during calendar years shown: 2nd quarter 2003: 18.45%

Worst quarter during calendar years shown: 3rd quarter 2002: -19.54%

UBS Global Asset Management

The UBS Funds

UBS Global Equity Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Ten years	Life of class
Class A (6/30/97)(1)
Return before taxes	11.01%	7.99%	N/A	5.50%
Class B (12/11/01)(1)
Return before taxes	11.50%	8.11%	N/A	8.43%
Class C (11/27/01)(1)
Return before taxes	15.59%	8.41%	N/A	8.47%
Class Y (1/28/94)
Return before taxes	17.76%	9.55%	7.41%	8.28%
Return after taxes on distributions	17.64%	9.22%	6.19%	6.85%
Return after taxes on distributions and sale of fund shares	11.82%	8.14%	5.81%	6.47%
MSCI World Free Index (net US)(2) (3)	20.42%	10.30%	7.89%	*

*  Average annual total returns for the MSCI World Free Index (net US) for the life of each class were as follows: Class A—6.70%; Class B—10.30%; Class C—10.26%; Class Y—8.66%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The MSCI World Free Index (net US) is a broad-based index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Life of class performance for the MSCI World Free Index (net US) is as of the inception month end.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS Global Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses(5)	0.37%	0.44%	0.41%	0.26%
Acquired fund fees and expenses(6)	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(7)	1.37%	2.19%	2.16%	1.01%
Less management fee waiver/expense reimbursements	0.10%	0.17%	0.14%	—
Net expenses(8)	1.27%	2.02%	2.02%	1.01%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses

UBS Global Asset Management

The UBS Funds

UBS Global Equity Fund

(excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$672	$951	$1,250	$2,098
Class B (assuming sale of all shares at end of period)	705	969	1,359	2,111	**
Class B (assuming no sale of shares)	205	669	1,159	2,111	**
Class C (assuming sale of all shares at end of period)	305	663	1,147	2,482
Class C (assuming no sale of shares)	205	663	1,147	2,482
Class Y	103	322	558	1,236

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS International Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-US issuers.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock of issuers located throughout the world. The Fund may invest in issuers from both developed and emerging markets. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities.

Securities selection

In the international universe, the Advisor uses a disciplined price to intrinsic value approach that seeks to take advantage of pricing anomalies in markets. The Advisor, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments. The Fund invests its assets in investments that are economically tied to a number of countries throughout the world. As of June 30, 2007, the Fund was invested in securities of issuers from 19 countries and none of its assets were invested in US operating companies.

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon country, economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks across industries and countries with attractive relative price/value characteristics.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging market equity and small cap equity asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

UBS Global Asset Management

The UBS Funds

UBS International Equity Fund

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Small and medium company risk—The risk that investments in small and medium size companies may be more volatile than investments in larger companies, as small and medium size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing and emerging markets risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS International Equity Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares

Total return January 1 to September 30, 2007: 11.16%

Best quarter during calendar years shown: 2nd quarter 2003: 17.22%

Worst quarter during calendar years shown: 3rd quarter 2002: -21.31%

UBS Global Asset Management

The UBS Funds

UBS International Equity Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Ten years	Life of class
Class A (6/30/97)(1)
Return before taxes	16.89%	10.98%	N/A	4.98%
Class B (2/12/02)(1)
Return before taxes	17.68%	N/A	N/A	12.28%
Class C (1/25/02)(1)
Return before taxes	21.73%	N/A	N/A	12.37%
Class Y (8/31/93)
Return before taxes	23.78%	12.48%	6.95%	7.07%
Return after taxes on distributions	22.43%	11.59%	5.54%	5.66%
Return after taxes on distributions and sale of fund shares	16.37%	10.54%	5.34%	5.44%
MSCI World Free ex USA Index (net US)(2) (3)	25.76%	15.28%	7.92%	*

*  Average annual total returns for the MSCI World Free ex USA Index (net US) for the life of each class were as follows: Class A—7.15%; Class B—16.96%; Class C—16.79%; Class Y—7.81%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The MSCI World Free ex USA Index (net US) is an unmanaged, market driven broad-based securities index which includes non-US equity markets in terms of capitalization and performance. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor. Life of class performance for the MSCI World Free ex USA Index (net US) is as of the inception month end.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS International Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.80%	0.80%	0.80%	0.80%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses(5)	0.33%	0.45%	0.36%	0.36%
Acquired fund fees and expenses(6)	0.04%	0.04%	0.04%	0.04%
Total annual fund operating expenses(7)	1.42%	2.29%	2.20%	1.20%
Less management fee waiver/expense reimbursements	0.12%	0.24%	0.15%	0.15%
Net expenses(8)	1.30%	2.05%	2.05%	1.05%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas) and interest expense incurred by the Fund.

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Advisor has agreed irrevocably to waive its fees and reimburse certain expenses (excluding expenses incurred through investment in other investment companies and interest expense) so that total operating

UBS Global Asset Management

The UBS Funds

UBS International Equity Fund

expenses (excluding expenses incurred through investment in other investment companies and interest expense) of the Fund do not exceed 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares and 1.00% for Class Y shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$675	$939	$1,224	$2,032
Class B (assuming sale of all shares at end of period)	708	943	1,303	2,010	*
Class B (assuming no sale of shares)	208	643	1,103	2,010	*
Class C (assuming sale of all shares at end of period)	308	643	1,103	2,379
Class C (assuming no sale of shares)	208	643	1,103	2,379
Class Y	107	334	579	1,283

*  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS U.S. Equity Alpha Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income, while controlling risk.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies. The Fund will generally invest in equity securities of large and mid capitalization companies but is permitted to invest up to 15% of its assets in small capitalization companies. The Fund will maintain both long positions and short positions in equity securities and securities with equity-like characteristics. For purposes of the Fund's investments, US companies include any company organized outside of the United States but which: (a) is included in the Fund's benchmark index; (b) has its headquarters or principal location of operations in the United States; (c) whose primary listing is on a securities exchange or market in the United States; or (d) derives a majority of its revenues in the United States.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US companies.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements and swap agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may also invest in Exchange Traded Funds ("ETFs") and similarly structured pooled investments in order to provide exposure to the equity markets while maintaining liquidity. The Fund may also engage in short sales of ETFs and similarly structured pooled investments in order to reduce exposure to certain sectors of the equity markets.

The Fund is a non-diversified fund.

Securities selection

UBS Global AM (Americas) is the Fund's investment advisor. The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

In constructing the Fund's portfolio, the Advisor uses primarily fundamental analysis and, to a lesser extent, quantitative analysis to identify securities that are underpriced and overpriced relative to their fundamental value. In general, the Advisor buys securities "long" for the Fund's portfolio that it believes are underpriced and will increase in value, and sells securities "short" that it believes are overpriced and will decline in value. The Fund anticipates that it will normally maintain long positions in equity securities and securities with equity-like characteristics equal to 120% to 140% of the value of its assets, short positions in equity securities and securities with equity-like characteristics equal to 20% to 40% of the value of its assets and cash positions equal to 0% to 10% of the value of its assets. This active management process is intended to produce performance that outperforms the Fund's benchmark.

In employing its investment strategies for the Fund, the Advisor attempts to outperform (before taking into account any Fund fees or expenses) the Russell 1000 Index by 2.50% to 5.00% per year with a

UBS Global Asset Management

The UBS Funds

UBS U.S. Equity Alpha Fund

similar level of market risk as the benchmark over a full market cycle. A typical market cycle is 4 to 7 years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

More about short sales. When the Fund takes a long position in a security, the Advisor purchases the security outright for the Fund's portfolio. When the Fund takes a short position in a security, the Advisor sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. To complete or close out the short sale transaction, the Fund buys the same security in the market and returns it to the lender. The Fund makes money when the market price of the security goes down after the short sale. Conversely, if the price of the security goes up after the sale, the Fund will lose money because it will have to pay more to replace the borrowed security than it received.

Until the Fund replaces the borrowed security, the Fund is required to maintain during the period of the short sale the short sale proceeds that the broker holds (which may be invested in equity securities) and any additional assets the lending broker requires as collateral. The Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked to market daily. The Fund is also required to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Management risk—The Advisor's judgments about the fundamental values of securities acquired by the Fund may prove to be incorrect. While it is the intent of the Advisor to take long positions in securities that are undervalued and are expected to subsequently outperform the market and short positions in securities that are overvalued and are expected to underperform the market, in various market conditions, there is no assurance that the Advisor will be successful in its selection process.

•  Short sales risk—There are certain unique risks associated with the use of short sales strategies. When selling a security short, the Advisor will sell a security it does not own at the then-current market price and then borrow the security to deliver to the buyer. The Fund is then obligated to buy the security on a later date so it can return the security to the lender. Short sales therefore involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of the short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. If this occurs at a time when other short sellers of the sale security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the security sold short. Moreover, because a Fund's loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of

UBS Global Asset Management

The UBS Funds

UBS U.S. Equity Alpha Fund

the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security and therefore is limited by the fact that a security's value cannot drop below zero. It is possible that the Fund's securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.

•  Small and mid capitalization company risk—The risk that investments in small and mid capitalization size companies may be more volatile than investments in larger companies, as small and mid capitalization companies generally experience higher growth and failure rates than larger capitalization companies. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and this could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure than prices for larger companies.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  Unseasoned company risk—The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they (i) may be dependent on a small number of products or services; (ii) may lack substantial capital reserves; and (iii) do not have proven track records.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS U.S. Equity Alpha Fund

Performance

There is no performance information quoted for the Fund, as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.

UBS Global Asset Management

The UBS Funds

UBS U.S. Equity Alpha Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other Expenses:
Dividend expense and securities loan fees for securities sold short	0.38%	0.39%	0.42%
Other(5)	0.30%	0.33%	0.25%
Total other expenses	0.68%	0.72%	0.67%
Acquired fund fees and expenses(6)	0.02%	0.02%	0.02%
Total annual fund operating expenses(7)	1.95%	2.74%	1.69%
Less management fee waiver/expense reimbursements	0.05%	0.08%	—
Net expenses(8)	1.90%	2.66%	1.69%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on annualized expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other" expenses includes, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

UBS Global Asset Management

The UBS Funds

UBS U.S. Equity Alpha Fund

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies) to the extent necessary so that the Fund's expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short and expenses incurred through investment in other investment companies), through the fiscal year ending June 30, 2008, otherwise do not exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$732	$1,124	$1,540	$2,696
Class C (assuming sale of all shares at end of period)	369	843	1,442	3,065
Class C (assuming no sale of shares)	269	843	1,442	3,065
Class Y	172	533	918	1,998

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Index but below $3 billion in market capitalization. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights. In general, the Fund emphasizes large capitalization stocks, but also may hold small and intermediate capitalization stocks.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.

Securities selection

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Advisor will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Equity Fund

associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Equity Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares

Total return January 1 to September 30, 2007: 5.59%

Best quarter during calendar years shown: 2nd quarter 2003: 17.25%

Worst quarter during calendar years shown: 3rd quarter 2002: -17.20%

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Equity Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Ten years	Life of class
Class A (6/30/97)(1)
Return before taxes	7.70%	7.44%	N/A	6.42%
Class B (11/5/01)(1)
Return before taxes	8.10%	7.55%	N/A	8.92%
Class C (11/13/01)(1)
Return before taxes	12.16%	7.88%	N/A	8.52%
Class Y (2/22/94)
Return before taxes	14.28%	8.99%	8.67%	11.35%
Return after taxes on distributions	13.57%	8.37%	7.43%	9.96%
Return after taxes on distributions and sale of fund shares	10.03%	7.61%	7.07%	9.47%
Russell 1000 Index(2) (3)	15.46%	6.83%	8.65%	*

*  Average annual total returns for the Russell 1000 Index for the life of each class were as follows: Class A—7.18%; Class B—7.58%; Class C—6.92%; Class Y—11.03%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.68%	0.68%	0.68%	0.68%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses(5)	0.25%	0.27%	0.24%	0.21%
Total annual fund operating expenses(6)	1.18%	1.95%	1.92%	0.89%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas). In addition, "Other expenses" include the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies, which was less than 0.01% of the average net assets of the Fund.

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.30% for Class A shares, 2.05% for Class B shares, 2.05% for Class C shares, and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. For the fiscal year

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Equity Fund

ended June 30, 2007, the Advisor did not waive its management fee or reimburse expenses of the Fund because each Class' "Total annual fund operating expenses" did not exceed its respective agreed-upon expense limit.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$664	$904	$1,163	$1,903
Class B (assuming sale of all shares at end of period)	698	912	1,252	1,892	*
Class B (assuming no sale of shares)	198	612	1,052	1,892	*
Class C (assuming sale of all shares at end of period)	295	603	1,037	2,243
Class C (assuming no sale of shares)	195	603	1,037	2,243
Class Y	91	284	493	1,096

*  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Growth Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide long-term capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. In addition, up to 20% of the Fund's net assets may be invested in foreign securities. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.

Securities selection

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum, when selecting securities. The Advisor expects that these companies can sustain an above average return on invested capital at a higher level and over a longer period of time than is reflected in the current market prices.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Growth Fund

denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Growth Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares (1998 is the fund's first full calendar year of operation)

Total return January 1 to September 30, 2007: 18.28%

Best quarter during calendar years shown: 4th quarter 1998: 26.45%

Worst quarter during calendar years shown: 3rd quarter 2001: -20.02%

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Growth Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Life of class
Class A (12/31/98)(1)
Return before taxes	-0.55%	3.14%	-0.08%
Class B (11/7/01)(1)
Return before taxes	-0.62%	3.19%	3.77%
Class C (11/19/01)(1)
Return before taxes	3.61%	3.56%	3.17%
Class Y (10/14/97)
Return before taxes	5.50%	4.58%	3.20%
Return after taxes on distributions	5.47%	4.57%	2.40%
Return after taxes on distributions and sale of fund shares	3.61%	3.95%	2.44%
Russell 1000 Growth Index(2) (3)	9.07%	2.69%	*

*  Average annual total returns for the Russell 1000 Growth Index for the life of each class were as follows: Class A— -0.79%; Class B—3.18%; Class C—2.41%; Class Y—2.79%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Growth Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other Expenses(5)	0.73%	0.91%	0.81%	0.55%
Acquired fund fees and expenses(6)	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses(7)	1.70%	2.63%	2.53%	1.27%
Less management fee waiver/expense reimbursements	0.63%	0.81%	0.71%	0.45%
Net expenses(8)	1.07%	1.82%	1.82%	0.82%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Growth Fund

(excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.05% for Class A shares, 1.80% for Class B shares, 1.80% for Class C shares and 0.80% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$653	$998	$1,366	$2,399
Class B (assuming sale of all shares at end of period)	685	1,041	1,523	2,467	**
Class B (assuming no sale of shares)	185	741	1,323	2,467	**
Class C (assuming sale of all shares at end of period)	285	720	1,282	2,812
Class C (assuming no sale of shares)	185	720	1,282	2,812
Class Y	84	358	654	1,494

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Value Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies. The Fund defines large capitalization companies as those with a market capitalization of at least $3 billion. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 1000 Value Index but below $3 billion in market capitalization. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, shares of investment companies, convertible securities, warrants and rights.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US large capitalization companies.

Securities selection

In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Value Equity Fund

associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Value Equity Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares (2002 is the fund's first full calendar year of operation)

Total return January 1 to September 30, 2007: 5.84%

Best quarter during calendar years shown: 2nd quarter 2003: 17.06%

Worst quarter during calendar years shown: 3rd quarter 2002: -18.23%

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Value Equity Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Life of class
Class A (12/7/01)(1)
Return before taxes	11.61%	8.96%	8.86%
Class B (11/8/01)(1)
Return before taxes	12.41%	9.08%	9.69%
Class C (12/12/01)(1)
Return before taxes	16.29%	9.37%	9.80%
Class Y (6/29/01)
Return before taxes	18.57%	10.49%	9.42%
Return after taxes on distributions	16.98%	9.11%	8.18%
Return after taxes on distributions and sale of fund shares	14.18%	8.85%	7.95%
Russell 1000 Value Index(2) (3)	22.25%	10.87%	*

*  Average annual total returns for the Russell 1000 Value Index for the life of each class were as follows: Class A—10.78%; Class B—11.36%; Class C—11.19%; Class Y—8.94%.

(1)  The average annual total return for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Value Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses(5)	0.34%	0.49%	0.36%	0.36%
Total annual fund operating expenses	1.29%	2.19%	2.06%	1.06%
Less management fee waiver/expense reimbursements	0.19%	0.34%	0.21%	0.21%
Net expenses(6)	1.10%	1.85%	1.85%	0.85%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas). In addition, "Other expenses" include the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies, which was less than 0.01% of the average net assets of the Fund.

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.10% for Class A shares, 1.85% for Class B shares, 1.85% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed

UBS Global Asset Management

The UBS Funds

UBS U.S. Large Cap Value Equity Fund

for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$656	$919	$1,201	$2,005
Class B (assuming sale of all shares at end of period)	688	952	1,344	2,058	**
Class B (assuming no sale of shares)	188	652	1,144	2,058	**
Class C (assuming sale of all shares at end of period)	288	625	1,089	2,373
Class C (assuming no sale of shares)	188	625	1,089	2,373
Class Y	87	316	564	1,275

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS U.S. Mid Cap Growth Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide long-term capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US mid capitalization companies. The Fund considers mid capitalization companies to be those companies that at the time of purchase have market capitalizations within the range of market capitalizations of companies constituting the Russell Midcap® Growth Index. The market capitalizations of companies in the Russell Midcap Growth Index ranged from $1.013 billion to $25.826 billion as of September 28, 2007. The capitalization range of companies in the Russell Midcap Growth Index will change with the markets. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. Investments in equity securities may include, but are not limited to, common stock and preferred stock. Up to 20% of the Fund's net assets may be invested in foreign securities.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering (IPO).

The Fund will notify shareholders at least 60 days prior to any change in its investment policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US mid capitalization companies.

Securities selection

In selecting securities for the Fund, the Advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

•  above-average growth in revenue and earnings

•  strong competitive position

•  strong management

•  sound financial condition

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

UBS Global Asset Management

The UBS Funds

UBS U.S. Mid Cap Growth Equity Fund

•  Mid capitalization company risk—The risk that investments in mid capitalization size companies may be more volatile than investments in larger companies, as mid capitalization companies generally experience higher growth and failure rates than larger capitalization companies. The trading volume of these securities is normally lower than that of larger companies. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure than prices for larger companies.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  IPO risk—Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS U.S. Mid Cap Growth Equity Fund

Performance

There is no performance information quoted for the Fund, as the Fund had not completed a full calendar year of investment operations as of the date of this prospectus.

UBS Global Asset Management

The UBS Funds

UBS U.S. Mid Cap Growth Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other expenses(5)	3.51%	3.25%	3.46%
Acquired fund fees and expenses(6)	0.01%	0.01%	0.01%
Total annual fund operating expenses(7)	4.62%	5.11%	4.32%
Less management fee waiver/expense reimbursements	3.16%	2.90%	3.11%
Net expenses(8)	1.46%	2.21%	1.21%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses

UBS Global Asset Management

The UBS Funds

UBS U.S. Mid Cap Growth Equity Fund

(excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, otherwise do not exceed 1.45% for Class A shares, 2.20% for Class C shares and 1.20% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$690	$1,598	$2,512	$4,829
Class C (assuming sale of all shares at end of period)	324	1,273	2,320	4,928
Class C (assuming no sale of shares)	224	1,273	2,320	4,928
Class Y	123	1,026	1,941	4,284

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

UBS Global Asset Management

The UBS Funds

UBS U.S. Small Cap Growth Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide long-term capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include, but are not limited to, common stock and preferred stock. The Fund may invest up to 20% of its net assets in foreign securities.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures and forward currency agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering (IPO).

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

Securities selection

In selecting securities, the Advisor seeks to invest in companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage. To this end, the Advisor considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Fund may invest in emerging growth companies, which are companies that the Advisor expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets in opportunities believed to be more promising. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

UBS Global Asset Management

The UBS Funds

UBS U.S. Small Cap Growth Fund

•  Small company risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Foreign investing risk—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers.

•  Derivatives Risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  IPO risk—Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS U.S. Small Cap Growth Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares (1998 is the fund's first full calendar year of operation)

Total return January 1 to September 30, 2007: 8.57%

Best quarter during calendar years shown: 4th quarter 1999: 32.94%

Worst quarter during calendar years shown: 3rd quarter 1998: -23.84%

UBS Global Asset Management

The UBS Funds

UBS U.S. Small Cap Growth Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Life of class
Class A (12/31/98)(1)
Return before taxes	2.31%	7.21%	10.26%
Class B (11/7/01)(1)
Return before taxes	2.51%	7.32%	9.01%
Class C (11/19/01)(1)
Return before taxes	6.52%	7.61%	8.79%
Class Y (9/30/97)
Return before taxes	8.59%	8.69%	8.24%
Return after taxes on distributions	8.07%	8.40%	7.16%
Return after taxes on distributions and sale of fund shares	6.22%	7.53%	6.64%
Russell 2000 Growth Index(2) (3)	13.35%	6.93%	*

*  Average annual total returns for the Russell 2000 Growth Index for the life of each class were as follows: Class A—4.37%; Class B—8.94%; Class C—8.16%; Class Y—2.95%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 5.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the
Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The
Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS U.S. Small Cap Growth Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	1.00%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other Expenses(5)	0.55%	0.44%	0.43%	0.33%
Total annual fund operating expenses	1.65%	2.29%	2.28%	1.18%
Less management fee waiver/expense reimbursements	0.37%	0.26%	0.25%	0.15%
Net expenses(6)	1.28%	2.03%	2.03%	1.03%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas). In addition, "Other expenses" include the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies, which was less than 0.01% of the average net assets of the Fund.

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares and 1.03% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed

UBS Global Asset Management

The UBS Funds

UBS U.S. Small Cap Growth Fund

for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$673	$1,008	$1,365	$2,368
Class B (assuming sale of all shares at end of period)	706	990	1,402	2,298	**
Class B (assuming no sale of shares)	206	690	1,202	2,298	**
Class C (assuming sale of all shares at end of period)	306	688	1,197	2,596
Class C (assuming no sale of shares)	206	688	1,197	2,596
Class Y	105	360	635	1,418

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to achieve consistent absolute positive returns over time regardless of the market environment.

Principal investment strategies

The Fund invests in securities and other investments to gain exposure to global bond markets and generate positive returns under a variety of market cycles. The Fund invests in fixed income securities of issuers located within and outside the United States. The Fund also may invest in open-end investment companies advised by the Advisor to gain exposure to certain global bond markets. The Fund is a non-diversified fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds. Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation linked securities, convertible bonds, warrants, mortgage-backed securities, asset-backed securities, equipment trusts and other collateralized debt securities. The Fund's investments in debt securities also may include both fixed rate and floating rate securities. In addition to investment in issuers in developed markets, the Fund also may invest up to 20% of its net assets in debt securities of emerging market issuers, regardless of credit rating.

The Fund generally will purchase investment grade fixed income securities. However, based on the Advisor's assessment of market conditions, the Fund also may invest up to 40% of its net assets in below investment grade securities (including but not limited to debt securities of corporations and supranationals, mortgage-and asset-backed securities and debt securities of emerging market issuers) at the time of purchase. Below investment grade securities are fixed income rated below BBB- by S&P or Baa3 by Moody's.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to various asset classes, including but not limited to, emerging market, securitized mortgage and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

In employing its investment strategies for the Fund, the Advisor attempts to generate positive returns over time regardless of market conditions by managing the risks and market exposures of the Fund's portfolio. The Advisor actively manages portfolio duration along with credit quality, sector and individual security selection, including country and currency exposure. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. For example, when the level of interest rates increases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will decrease by approximately 3% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will increase by approximately 3%. Conversely, when the level of interest rates decreases by 1%, the price of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will increase by approximately 3% and the price of a fixed income security or a portfolio of fixed income securities having a negative duration of three years generally will decrease by approximately 3%. Price is a meaningful component of total return, but not the only component. Coupon or income is the other component, which is not materially impacted by changes in interest rate.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

In addition, the Fund may establish short positions in fixed income securities through the use of Derivatives to achieve a negative portfolio duration in an effort to take advantage of periods of rising interest rates and provide the potential for appreciation. The Advisor expects that the duration of the Fund's portfolio will be between approximately +3 years and –3 years depending on the level and expected future direction of interest rates.

In employing its investment strategies for the Fund, the Advisor attempts to achieve a total rate of return for the Fund that meets or exceeds the return on LIBOR (a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available) by 0.70% to 0.80% per year, net of fees over full (credit and interest rate) fixed income market cycles. A typical fixed income market cycle is one to three years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds and/or investments that provide exposure to bonds.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that it believes are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund actively manages its currency exposure and attempts to generate positive returns and manage risk through sophisticated currency management techniques, including hedging strategies. These decisions are integrated with analysis of global market and economic conditions.

The Fund may invest in all types of fixed income securities of US and foreign issuers. The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. When the Fund has a negative portfolio duration, a decline in interest rates may negatively impact the Fund's value. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that the issuer of bonds with ratings below BBB- (S&P) or below Baa3 (Moody's) will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  US Government agency obligations risk—Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

•  Management risk—The risk that the investment strategies, techniques and risk analyses employed by the Advisor, while designed to enhance potential returns, may not produce the desired results. The Advisor may be incorrect in its assessment of the value of securities or assessment of market or interest rate trends, which can result in losses to the Fund. Also, in some cases, derivatives or other investments may be unavailable or the Advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Fund.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains and losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you the Fund's performance for the past year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares (2006 is the fund's first full calendar year of operations)

Total return January 1 to September 30, 2007: -3.04%

Best quarter during calendar year shown: 1st quarter 2006: 1.88%

Worst quarter during calendar year shown: 3rd quarter 2006: 0.76%

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Life of class
Class A (4/27/05)(1)
Return before taxes	2.99%	2.75%
Class C (4/27/05)(1)
Return before taxes	4.84%	3.98%
Class Y (4/27/05)
Return before taxes	5.88%	4.57%
Return after taxes on distributions	4.64%	3.31%
Return after taxes on distributions and sale of fund shares	3.90%	3.19%
Merrill Lynch US Treasury 1-3 Year Index(2) (3)	3.96%	3.18%
US LIBOR 3-Month Index(2) (4)	5.36%	4.77%

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 2.50%; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index tracking short-term US Treasury securities with maturities between 1 and 3 years.

(4)  The US LIBOR 3-Month Index is based on LIBOR, the London Interbank Offered Rate, a short-term interest rate that banks charge one another generally representative of the most competitive and current cash rate available. The US LIBOR 3-Month Index tracks the interest rate earned on a three month inter-bank deposit in US dollars.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

Expenses and Fee Tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	2.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	0.50%	None
Exchange fee	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	0.55%	0.55%	0.55%
Distribution and/or service (12b-1) fees	0.15%	0.50%	None
Other expenses(5)	0.25%	0.25%	0.20%
Acquired fund fees and expenses(6)	0.01%	0.01%	0.01%
Total annual fund operating expenses(7)(8)	0.96%	1.31%	0.76%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $250,000 or more that were not subject to a front-end sales charge are subject to a 0.50% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown for each class are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas). "Other expenses" also may include amounts reimbursed to the Advisor for previously waived fees and reimbursed expenses made by the Advisor under a contractual fee waiver and expense reimbursement agreement.

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense)

UBS Global Asset Management

The UBS Funds

UBS Absolute Return Bond Fund

to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.00% for Class A shares, 1.35% for Class C shares and 0.85% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund. For the fiscal year ended June 30, 2007, the Advisor did not waive its management fee or reimburse expenses of the Fund because each Class' "Total annual fund operating expenses" did not exceed its respective agreed-upon expense limit.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$345	$548	$768	$1,399
Class C (assuming sale of all shares at end of period)	183	415	718	1,579
Class C (assuming no sale of shares)	133	415	718	1,579
Class Y	78	243	422	942

UBS Global Asset Management

The UBS Funds

UBS Global Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

The Fund generally invests at least 65% of its net assets in investment grade global debt securities that may also provide the potential for capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.

Investments in bonds may include, but are not limited to, debt securities of governments throughout the world (including the United States and emerging markets), their agencies and instrumentalities, debt securities of corporations, mortgage-backed securities and asset-backed securities. The Fund may invest in bonds of any maturity, but generally invests in bonds having an initial maturity of more than one year.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in bonds.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences the Advisor also takes into account cyclical market drivers which may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across global fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when the Advisor deems it prudent to do so.

The Fund may invest in all types of fixed income securities of US, foreign and emerging markets issuers. The Fund invests its assets in investments that

UBS Global Asset Management

The UBS Funds

UBS Global Bond Fund

are economically tied to a number of countries throughout the world. As of June 30, 2007, the Fund was invested in securities of issuers from 16 countries and approximately 40% of its assets were invested in US securities.

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities, that appear to be most undervalued relative to their yields and potential risks. A stringent, research based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging markets debt and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  US government agency obligations risk—Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

UBS Global Asset Management

The UBS Funds

UBS Global Bond Fund

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging markets countries.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified Fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS Global Bond Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares

Total return January 1 to September 30, 2007: 1.98%

Best quarter during calendar years shown: 2nd quarter 2002: 12.70%

Worst quarter during calendar years shown: 3rd quarter 2000: -3.77%

UBS Global Asset Management

The UBS Funds

UBS Global Bond Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Ten years	Life of class
Class A (11/5/01)(1)
Return before taxes	0.58%	7.10%	N/A	6.13%
Class B (11/26/01)(1)
Return before taxes	-0.53%	7.03%	N/A	6.80%
Class C (7/2/02)(1)
Return before taxes	4.12%	N/A	N/A	5.98%
Class Y (7/31/93)
Return before taxes	5.59%	8.39%	4.79%	5.70%
Return after taxes on distributions	4.57%	6.83%	3.51%	3.80%
Return after taxes on distributions and sale of fund shares	3.62%	6.34%	3.35%	3.72%
Lehman Brothers Global Aggregate Bond Index(2) (3)	6.64%	7.85%	5.52%	*

*  Average annual total returns for the Lehman Brothers Global Aggregate Bond Index for the life of each class were as follows: Class A—6.89%; Class B—7.51%; Class C—6.89%; Class Y—6.16%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Lehman Brothers Global Aggregate Bond Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS Global Bond Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	0.75%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.75%	None
Other expenses(5)	0.50%	0.52%	0.37%	0.38%
Acquired fund fees and expenses(6)	0.01%	0.01%	0.01%	0.01%

Total annual fund operating expenses(7)	1.41%	2.18%	1.78%	1.04%

Less management fee waiver/expense reimbursements	0.25%	0.27%	0.12%	0.13%

Net expenses(8)	1.16%	1.91%	1.66%	0.91%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown for each class are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to

UBS Global Asset Management

The UBS Funds

UBS Global Bond Fund

the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.15% for Class A shares, 1.90% for Class B shares, 1.65% for Class C shares and 0.90% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$563	$853	$1,164	$2,044
Class B (assuming sale of all shares at end of period)	694	956	1,345	2,117	**
Class B (assuming no sale of shares)	194	656	1,145	2,117	**
Class C (assuming sale of all shares at end of period)	244	549	953	2,085
Class C (assuming no sale of shares)	169	549	953	2,085
Class Y	93	318	561	1,259

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS High Yield Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to provide high current income, as well as capital growth when consistent with high current income.

Principal investment strategies

The Fund invests in a portfolio of higher yielding, lower-rated debt securities issued by foreign and domestic companies. Under normal conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes, if any) are invested in fixed income securities that provide higher yields and are lower-rated. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in fixed income securities may include, but are not limited to, mortgage-backed and asset-backed securities. Up to 25% of the Fund's total assets may be invested in foreign securities, which may include securities of issuers in emerging markets.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's or BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in high yield, lower-rated fixed income securities.

Securities selection

The Fund will invest in securities that the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In selecting securities, the Advisor uses a quantitative and qualitative credit review process that assesses the ways in which macroeconomic forces (such as inflation, risk premiums and interest rates), as well as certain quantitative factors, such as historical operating results, calculation of credit ratios and expected future outlook, may affect industry trends. Against the output of this model, the Advisor considers the viability of specific debt securities, assessing management strength, market position, competitive environment and financial flexibility.

The Advisor's fixed income strategies combine judgments about the absolute value of the fixed income universe and the relative value of issuer sectors, maturity intervals, quality and coupon segments and specific circumstances facing the issuers of fixed income securities. The Advisor also determines optimal sector, security and rating weightings based on its assessment of macro and microeconomic factors.

Depending on market conditions, undervalued securities may be found in different sectors. Therefore, all investment decisions are interrelated and made using ongoing sector, security and rating evaluation.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the

UBS Global Asset Management

The UBS Funds

UBS High Yield Fund

Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more

UBS Global Asset Management

The UBS Funds

UBS High Yield Fund

sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS High Yield Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares (1998 is the fund's first full calendar year of operation)

Total return January 1 to September 30, 2007: 2.92%

Best quarter during calendar years shown: 4th quarter 2001: 7.36%

Worst quarter during calendar years shown: 2nd quarter 2002: -5.08%

UBS Global Asset Management

The UBS Funds

UBS High Yield Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Life of class
Class A (12/31/98)(1)
Return before taxes	4.86%	7.69%	5.08%
Class B (11/7/01)(1)
Return before taxes	4.20%	7.58%	8.19%
Class C (11/7/01)(1)
Return before taxes	8.57%	8.13%	8.58%
Class Y (9/30/97)
Return before taxes	10.25%	8.98%	6.27%
Return after taxes on distributions	7.20%	5.63%	2.45%
Return after taxes on distributions and sale of fund shares	6.57%	5.63%	2.89%
Merrill Lynch US High Yield Cash Pay Constrained Index(2) (3)	10.61%	9.89%	*

*  Average annual total returns for the Merrill Lynch US High Yield Cash Pay Constrained Index for the life of each class were as follows: Class A—6.56%; Class B—10.02%; Class C—10.02%; Class Y—6.33%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS High Yield Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	0.75%	None
Exchange fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.75%	None
Other expenses(5)	0.43%	0.44%	0.43%	0.38%
Total annual fund operating expenses	1.28%	2.04%	1.78%	0.98%
Less management fee waiver/expense reimbursements	0.08%	0.09%	0.08%	0.03%
Net expenses(6)	1.20%	1.95%	1.70%	0.95%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)   The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas). In addition, "Other expenses" include the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies, which was less than 0.01% of the average net assets of the Fund.

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses (excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 1.20% for Class A shares, 1.95% for Class B shares, 1.70% for Class C shares and 0.95% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any

UBS Global Asset Management

The UBS Funds

UBS High Yield Fund

fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$567	$830	$1,113	$1,919
Class B (assuming sale of all shares at end of period)	698	931	1,290	1,987	**
Class B (assuming no sale of shares)	198	631	1,090	1,987	**
Class C (assuming sale of all shares at end of period)	248	552	957	2,088
Class C (assuming no sale of shares)	173	552	957	2,088
Class Y	97	309	539	1,199

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

UBS U.S. Bond Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in US bonds. The Fund may invest in bonds of any maturity, but generally invests in securities having an initial maturity of more than one year. Investments in bonds may include, but are not limited to, debt securities of the US government, its agencies and instrumentalities, debt securities of US corporations, mortgage-backed securities and asset-backed securities.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund generally invests in investment grade fixed income securities. Investment-grade fixed income securities possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, are determined to be of comparable quality by the Advisor.

The Fund may invest up to 20% of its net assets in any combination of high yield securities, emerging market fixed income securities and fixed income securities of foreign issuers, including foreign governments. Depending on its assessment of market conditions, the Advisor may choose to allocate the Fund's assets in any combination among these types of investments or may choose not to invest in these types of investments.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in US bonds.

Securities selection

The Advisor's investment style is focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. In analyzing these price/value differences, the Advisor also takes into account cyclical market drivers that may influence near term dynamics of market prices. The resulting investment signals are used to determine the relevant building blocks for portfolio construction.

To implement this style, the Advisor purchases securities for the Fund by using active asset allocation strategies across US fixed income markets and active security selection within each market. The Fund can hold securities that are not included in its benchmark index. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are under-priced relative to their fundamental value.

When determining fundamental value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic variables such as real interest rates, inflation and monetary policy. The valuation of asset classes reflects an integrated, fundamental analysis of US markets.

UBS Global Asset Management

The UBS Funds

UBS U.S. Bond Fund

The Advisor emphasizes those fixed income market sectors, and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. A stringent, research-based approach to issuer selection helps the Advisor to identify the credit quality and relative attractiveness of individual issuers. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. Duration measures a fixed income security's price sensitivity to interest rates by indicating the approximate change in a fixed income security's price if interest rates move up or down in 1% increments. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

•  Duration

•  Yield

•  Potential for capital appreciation

•  Current credit quality as well as possible credit upgrades or downgrades

•  Narrowing or widening of spreads between sectors, securities of different credit qualities or securities of different maturities

•  For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

The Fund may invest in other open-end investment companies advised by the Advisor to gain exposure to emerging markets debt and high yield asset classes. The Fund does not pay fees in connection with its investment in the investment companies advised by the Advisor, but may pay expenses associated with such investments.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and higher quality securities more than lower quality securities.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  US government agency obligations risk—Government agency obligations have different levels of credit support, and therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the US government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the US government that are supported only by the issuer's right to borrow from the US Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by

UBS Global Asset Management

The UBS Funds

UBS U.S. Bond Fund

agencies and instrumentalities sponsored by the US government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management

The UBS Funds

UBS U.S. Bond Fund

Performance

Risk/return bar chart and table

The following bar chart reflects performance information for the Class Y shares of the Fund, and the table reflects performance information for each class of shares of the Fund.

The bar chart and table give an indication of the Fund's risks and performance. The bar chart shows you how the Fund's performance has varied from year to year. The table illustrates how the performance of each class of shares (including sales charges, if applicable), before taxes and for specified time periods, compares to that of a broad measure of market performance. In addition, the table presents the performance of the Class Y shares reflecting the impact of taxes. When you consider this information, please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Total return of Class Y shares

Total return January 1 to September 30, 2007: 2.60%

Best quarter during calendar years shown: 3rd quarter 2001: 5.02%

Worst quarter during calendar years shown: 2nd quarter 2004: -2.34%

UBS Global Asset Management

The UBS Funds

UBS U.S. Bond Fund

Average annual total returns

(for the periods ended December 31, 2006)

Class (inception date)	One year	Five years	Ten years	Life of class
Class A (6/30/97)(1)
Return before taxes	-0.55%	3.52%	N/A	5.18%
Class B (11/6/01)(1)
Return before taxes	-1.69%	3.36%	N/A	2.97%
Class C (11/8/01)(1)
Return before taxes	2.83%	3.96%	N/A	3.37%
Class Y (8/31/95)
Return before taxes	4.35%	4.75%	5.95%	6.05%
Return after taxes on distributions	2.77%	3.06%	3.85%	3.91%
Return after taxes on distributions and sale of fund shares	2.80%	3.05%	3.81%	3.86%
Lehman Brothers US Aggregate Bond Index(2) (3)	4.33%	5.06%	6.23%	*

*  Average annual total returns for the Lehman Brothers US Aggregate Bond Index for the life of each class were as follows: Class A—6.23%; Class B—4.47%; Class C—4.47%; Class Y—6.29%.

(1)  The average annual total returns for the Class A shares have been calculated to reflect the Class A shares' current maximum front-end sales charge of 4.50%; the average annual total returns for the Class B shares have been calculated to reflect the Class B shares' applicable deferred sales charge for the periods indicated; and the average annual total returns for the Class C shares have been calculated to reflect the Class C shares' applicable deferred sales charge for the periods indicated. Prior to September 30, 2003, Class C shares were subject to a maximum front-end sales charge of 1.00%; this front-end sales charge is not reflected in the average annual total returns presented for the Class C shares shown above.

(2)  Does not reflect the deduction of fees, expenses or taxes.

(3)  The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for other classes will vary from the Class Y shares' after-tax returns shown.

UBS Global Asset Management

The UBS Funds

UBS U.S. Bond Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class B	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	5.00%	0.75%	None
Exchange Fee	None	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class B	Class C	Class Y
Management fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.75%	None
Other expenses(5)	0.32%	0.34%	0.30%	0.26%
Acquired fund fees and expenses(6)	0.03%	0.03%	0.03%	0.03%
Total annual fund operating expenses(7)	1.10%	1.87%	1.58%	0.79%
Less management fee waiver/expense reimbursements	0.22%	0.24%	0.20%	0.16%
Net expenses(8)	0.88%	1.63%	1.38%	0.63%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The operating expenses shown are based on expenses incurred during the Fund's most recent fiscal year ending June 30, 2007.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  "Acquired fund fees and expenses" is the amount of the Fund's proportionate share of the fees and expenses of other investment companies that the Fund indirectly pays as a result of its investment in the investment companies.

(7)  Since the "Acquired fund fees and expenses" are not directly borne by the Fund, they are not reflected in the Fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" will differ from those presented in the Financial highlights.

(8)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses

UBS Global Asset Management

The UBS Funds

UBS U.S. Bond Fund

(excluding expenses incurred through investment in other investment companies and interest expense) to the extent necessary so that the Fund's operating expenses (excluding expenses incurred through investment in other investment companies and interest expense), through the fiscal year ending June 30, 2008, do not exceed 0.85% for Class A shares, 1.60% for Class B shares, 1.35% for Class C shares and 0.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Class A	$536	$763	$1,009	$1,711
Class B (assuming sale of all shares at end of period)	666	865	1,189	1,784	**
Class B (assuming no sale of shares)	166	565	989	1,784	**
Class C (assuming sale of all shares at end of period)	216	479	842	1,861
Class C (assuming no sale of shares)	141	479	842	1,861
Class Y	64	236	423	963

*  The costs described in the example reflect the "Net expenses" of the Fund that result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the years thereafter reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years, 5 years and 10 years estimates.

**  Reflects conversion to Class A shares after a maximum of six years.

UBS Global Asset Management

The UBS Funds

Managing your Fund account

Flexible pricing

Each Fund offers three classes of shares–Class A, Class C and Class Y. Each Fund except for the UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund offers Class B shares to existing shareholders of Class B shares in limited circumstances as described in the section entitled "Class B shares" on page 107. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A, Class B and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class B and Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class B and Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales charge waivers for Class A, Class B and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets, except UBS Absolute Return Bond Fund, which pays an annual service fee of 0.15% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for each Fund are described in the following tables:

Class A sales charges. UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over(1)	None	None	May pay up to 1.00(3)

UBS Global Asset Management

The UBS Funds

Class A sales charges. UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over(1)	None	None	May pay up to 1.00(3)

Class A sales charges. UBS Absolute Return Bond Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	2.50%	2.56%	2.00%
$50,000 to $99,999	2.00	2.04	1.75
$100,000 to $249,999	1.00	1.01	0.90
$250,000 and over(2)	None	None	0.50

(1)  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2)  A contingent deferred sales charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 0.50% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(3)  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million, and 0.50% on the next $5 million.

If you intend to purchase more than $10 million of Class A shares ($5 million in the case of UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund), you should instead purchase Class Y shares, which have lower on-going expenses.

Class B shares

The Funds have ceased offering Class B shares (with exceptions for existing shareholders for exchanges or reinvesting dividends). New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. Existing shareholders of Class B shares of UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund may: (i) continue as Class B shareholders; (ii) continue to reinvest

UBS Global Asset Management

The UBS Funds

dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified on the next page, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

	Percentage (based on amount of investment) by which the shares' net asset value is multiplied:
If you sell shares within:	Less than $100,000	$100,000 to $249,999	$250,000 to $499,999	$500,000 to $999,999
1st year since purchase	5%	3%	3%	2%
2nd year since purchase	4%	2%	2%	1%
3rd year since purchase	3%	2%	1%	None
4th year since purchase	2%	1%	None	None
5th year since purchase	2%	None	None	None
6th year since purchase	1%	None	None	None
7th year since purchase	None	None	None	None

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more but less than $1 million. To qualify for the lower deferred sales charge and shorter conversion schedule, you must make the indicated investment as a single purchase.

Regardless of the amount of the investment, Class B shares of Family Funds ("Family Funds" include other UBS Funds, UBS PACE Select funds and other funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as principal underwriter) purchased or acquired prior to November 5, 2001 and exchanged (including exchanges as part of a reorganization) for shares of the Funds after November 5, 2001 (collectively, "Prior Class B Shares") are subject to a deferred sales charge at the time of redemption at the following percentages: (i) 5%, if shares are sold within the first year since purchase; (ii) 4%, if shares are sold within the second year since purchase; (iii) 3%, if shares are sold within the third year since purchase; (iv) 2%, if shares are sold within the fourth or fifth year since purchase; and (v) 1%, if shares are sold within the sixth year of purchase. Prior Class B Shares held longer than six years are not subject to a deferred sales charge and automatically convert to Class A shares, which have lower ongoing expenses.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

•  First, Class B shares representing reinvested dividends, and

•  Second, Class B shares that you have owned the longest.

UBS Global Asset Management

The UBS Funds

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets for fixed income Funds (except the UBS Absolute Return Bond Fund), 0.25% of average net assets for the UBS Absolute Return Bond Fund and 0.75% of average net assets for equity Funds and asset allocation Funds. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for equity Funds and asset allocation Funds, 0.75% for fixed income Funds (except the UBS Absolute Return Bond Fund), and 0.50% for UBS Absolute Return Bond Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for equity Funds and asset allocation Funds, 0.75% for fixed income Funds (except the UBS Absolute Return Bond Fund) and 0.50% for UBS Absolute Return Bond Fund by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A, Class B and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Shareholders of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

8.  Reinvestment of capital gains distributions and dividends.

UBS Global Asset Management

The UBS Funds

9.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

Class A, Class B and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Redemptions of Class A shares by former holders of Class N shares;

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

Sales charge reductions for Class A shares

Right of accumulation. A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class B, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class B, Class C, Class P and/or Class Y shares, as well as those Class A, Class B, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class B, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A,

1. Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

UBS Global Asset Management

The UBS Funds

Class B, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

Note on sales charge reductions and waivers for Class A, Class B and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' Statement of Additional Information ("SAI"). If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/globalam.

Class Y shares

Shareholders pay no front-end sales charges on Class Y shares. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Fund's Class A share Reallowance to Selected Dealers' schedule (see pages 106-107) and beginning in month13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Fund. The one time finder's fee is calculated on the date of purchase

UBS Global Asset Management

The UBS Funds

and may be paid in four equal installments over the first 12 months of ownership. UBS Global AM (US) reserves the right to suspend these payments at any time in its sole discretion.

The following are eligible to purchase Class Y shares:

•  Shareholders of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  Shareholders who owned Class Y shares of the Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $10 million in a Fund ($5 million for UBS Global Frontier Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Equity Alpha Fund, UBS High Yield Fund, UBS Absolute Return Bond Fund and UBS Dynamic Alpha Fund). An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

•  Employees of UBS Global AM (Americas), UBS Global AM (US) or Adam Street Partners as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

UBS Global Asset Management

The UBS Funds

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

Minimum investments:

Class A, Class B and Class C shares:

To open an account	$1,000
To add to an account	$100

The Funds may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not

UBS Global Asset Management

The UBS Funds

accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular account or plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's

UBS Global Asset Management

The UBS Funds

frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisers, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

UBS Global Asset Management

The UBS Funds

Redemption fee

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A, Class B or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

UBS Global Asset Management

The UBS Funds

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

PFPC Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, PFPC Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from PFPC Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value of its portfolio holdings. Each Fund normally obtains market values for its securities and other instruments from independent pricing services that use reported last sales prices, or the price obtained is unreliable, current market quotations or, if market prices are not readily

UBS Global Asset Management

The UBS Funds

available, valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust's Board of Trustees. Each Fund normally uses the amortized cost method to value short-term obligations that will mature in 60 days or less.

The Trust's Board of Trustees has delegated to the UBS Global Asset Management Funds' Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based upon appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds also may use a systematic fair valuation model provided by an independent third party in order to adjust the last sales prices of securities and other instruments principally traded in foreign markets because such last sales prices may no longer reflect the current market value of such foreign securities or instruments at the time that the Funds' price their shares.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares.

UBS Global Asset Management

The UBS Funds

A Fund's portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value at the time the Fund's shares are priced. Each investment company calculates its net asset value based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company's prospectus.

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2007, the Advisor had approximately $159 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $753.1 billion in assets under management as of June 30, 2007. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement between the Trust and the Advisor on behalf of each Fund (except the UBS Global Frontier Fund and UBS U.S. Equity Alpha Fund) is available in the Funds' most-recent annual report to shareholders for the period ended June 30.

The UBS Global Frontier Fund and UBS U.S. Equity Alpha Fund have only recently commenced operations. A discussion regarding the basis for the Board of Trustees' initial approval of the investment advisory agreement between the Trust and Advisor on behalf of the UBS Global Frontier Fund will be available in the semiannual report to shareholders of the Fund for the period ending December 31, 2007. A discussion regarding the basis for the Board of Trustees' annual approval of the investment advisory agreement between the Trust and the Advisor on behalf of the UBS U.S. Equity Alpha Fund will be available in a future annual or semiannual report to shareholders of the Fund.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS Dynamic Alpha Fund, UBS Global Allocation Fund and UBS Global Frontier Fund

Brian D. Singer is the lead portfolio manager for the UBS Global Allocation Fund, UBS Dynamic Alpha Fund and UBS Global Frontier Fund. Mr. Singer has access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Singer, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating each Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Singer is provided below.

Brian D. Singer is the Chief Investment Officer, Americas, at UBS Global Asset Management.

UBS Global Asset Management

The UBS Funds

Mr. Singer is a member of the UBS Group Managing Board of UBS Global Asset Management (Americas) and portfolio manager of the UBS Global Allocation Fund since 2000 and the UBS Dynamic Alpha Fund and UBS Global Frontier Fund since their inceptions.

UBS Global Equity Fund

Bruno Bertocci is the portfolio manager for the UBS Global Equity Fund. He is responsible for the day-to-day management of the Fund's portfolio. Mr. Bertocci has access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued. Mr. Bertocci works closely with the analysts to decide how to structure the UBS Global Equity Fund. Information about Mr. Bertocci is provided below.

Bruno Bertocci is a Managing Director at UBS Global Asset Management and a member of the Global Equity Portfolio Management team. Mr. Bertocci has been an investment professional with UBS Global Asset Management since 1998 and portfolio manager of the Fund since 2007.

UBS International Equity Fund

Ilario Di Bon is the portfolio manager for the UBS International Equity Fund. He is responsible for the day-to-day management of the Fund's portfolio. Mr. Di Bon has access to global analysts who are responsible for researching, projecting cash flow and providing a basis for determining which securities are attractively valued. Mr. Di Bon works closely with the analysts to decide how to structure the UBS International Equity Fund. Information about Mr. Di Bon is provided below.

Ilario Di Bon is an Executive Director at UBS Global Asset Management and a member of the Global Equity Portfolio Management team. Mr. Di Bon has been an investment professional with UBS Global Asset Management since 2000 and portfolio manager of the Fund since 2007.

UBS U.S. Equity Alpha Fund

John Leonard, Thomas M. Cole, Thomas Digenan, Scott Hazen and Scott Bondurant are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the UBS U.S. Equity Alpha Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for the Fund. Mr. Bondurant oversees phases of development and management for the Fund. Information about Messrs. Leonard, Cole, Digenan, Hazen and Bondurant is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of the Fund since its inception.

Thomas M. Cole is Head of Research—North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995 and a portfolio manager of the Fund since its inception.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is a Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of the Fund since its inception.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship

UBS Global Asset Management

The UBS Funds

Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of the Fund since its inception.

Scott Bondurant has been an Executive Director and a Long Short Equity Strategist at UBS Global Asset Management since 2005. Prior to joining the firm, Mr. Bondurant had been in institutional equities for over 15 years including his role as Executive Director at Morgan Stanley for nine years, from 1996 to 2005. Previously, he was Senior Vice President at Paine Webber and prior to that, Mr. Bondurant was Vice President and manager of the Atlanta office for Kidder Peabody. Mr. Bondurant has been a portfolio manager of the Fund since its inception.

UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the UBS U.S. Large Cap Equity Fund and UBS U.S. Large Cap Value Equity Fund. Mr. Leonard as the head of the investment management team oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of each Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Cole as the director of research for the investment management team oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for each Fund's portfolio. Mr. Digenan and Mr. Hazen as the primary strategists for the investment management team provide cross-industry assessments and risk management assessments for portfolio construction for each Fund. Information about Messrs. Leonard, Cole, Digenan and Hazen is provided below.

John Leonard is Head of North American Equities and Deputy Global Head of Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991 and a portfolio manager of each Fund since its inception.

Thomas M. Cole is Head of Research—North American Equities and a Managing Director at UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1995 and a portfolio manager of each Fund since its inception.

Thomas Digenan has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Executive Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. Mr. Digenan has been a portfolio manager of each Fund since its inception.

Scott Hazen has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 until 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. Mr. Hazen has been a portfolio manager of each Fund since 2004.

UBS U.S. Large Cap Growth Fund

Lawrence Kemp is the lead portfolio manager for the UBS U.S. Large Cap Growth Fund. Mr. Kemp has access to certain members of the US Equities Growth investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research and/or security selection. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Kemp, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the portfolio among the various managers and analysts, implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Kemp is provided below.

Lawrence G. Kemp is Head of the Large Cap Growth Equity portfolio construction team at UBS Global Asset Management and is a Managing Director of UBS Global Asset Management. Mr. Kemp has been an

UBS Global Asset Management

The UBS Funds

investment professional with UBS Global Asset Management since 1992 and portfolio manager of the Fund since January 2002.

UBS U.S. Mid Cap Growth Equity Fund

Investment decisions for the UBS U.S. Mid Cap Growth Equity Fund are made by an investment management team at the Advisor. David J. Lettenberger and Nancy C. Barber are the portfolio managers for the Fund and each of them are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the Mid Cap Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Lettenberger and Ms. Barber is provided below.

David J. Lettenberger is Co-Head of the Mid Cap Growth team at UBS Global Asset Management and has been a portfolio manager of the Fund since its inception. Mr. Lettenberger joined UBS Global Asset Management in 2005. From 1999 until 2005, Mr. Lettenberger was employed with U.S. Bancorp Asset Management. At U.S. Bancorp Asset Management, Mr. Lettenberger was a Managing Director and Head of the Mid and Large Cap Growth team.

Nancy C. Barber is Co-Head of the Mid Cap Growth team at UBS Global Asset Management and has been a portfolio manager of the Fund since its inception. Ms. Barber joined UBS Global Asset Management in 2005. From 1998 until 2005, Ms. Barber was employed with U.S. Bancorp Asset Management. At U.S. Bancorp Asset Management, Ms. Barber was a Vice President and Equity Portfolio Manager.

UBS U.S. Small Cap Growth Fund

Paul Graham and David Wabnik are the portfolio managers for the UBS U.S. Small Cap Growth Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. The portfolio managers have access to members of the US Equities Growth investment management team, each of whom has some responsibility for research and security selection. The portfolio managers also may have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Information about Mr. Graham and Mr. Wabnik is provided below.

Paul Graham is the Head of US Growth Equities at UBS Global Asset Management. Mr. Graham has been an employee of UBS Global Asset Management since 1994, a Managing Director of UBS Global Asset Management since 2003, and portfolio manager of the Fund since its inception.

David Wabnik is a Co-Head of Small-Mid Cap Growth Equities and a Senior Portfolio Manager at UBS Global Asset Management. Mr. Wabnik has been an employee of UBS Global Asset Management since 1995, an Executive Director of UBS Global Asset Management since 2001, and portfolio manager of the Fund since its inception.

UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund

John A. Penicook is the lead portfolio manager for the UBS Absolute Return Bond Fund, UBS U.S. Bond Fund and UBS Global Bond Fund. Mr. Penicook has access to certain members of the Fixed-Income investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Funds invest. Mr. Penicook, as lead portfolio manager and coordinator for management of each Fund, has responsibility for allocating each Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Penicook is provided below.

John A. Penicook is the Global Head of Fixed Income at UBS Global Asset Management. Mr. Penicook has been a Managing Director of UBS Global Asset Management since 1995. He has been a portfolio

UBS Global Asset Management

The UBS Funds

manager of the UBS Absolute Return Bond Fund, UBS U.S. Bond Fund and the UBS Global Bond Fund since the inception of each Fund.

UBS High Yield Fund

Thomas Haag is the lead portfolio manager for the UBS High Yield Fund. Mr. Haag has access to members of the Fixed-income investment management team, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Haag, as lead portfolio manager and coordinator for management of the Fund, has responsibility for allocating the Fund's portfolio among the various managers and analysts, occasionally implementing trades on behalf of the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Mr. Haag is provided below.

Thomas Haag is an Executive Director and Senior Portfolio Manager at UBS Global Asset Management since 2007. Prior to that, Mr. Haag was a portfolio manager of fixed income at Seneca Capital Management from 2002 to 2007. Mr. Haag has been portfolio manager of the Fund since 2007.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the following tables. For purposes of calculating such fee for UBS Global Frontier Fund, the Fund's average daily net assets will be deemed to be the average daily value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate amount of any borrowing).

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses of the Funds (excluding expenses incurred through investment in other investment companies with respect to all of the Funds and excluding securities loan fees and dividend expenses for securities sold short with respect to the UBS U.S. Equity Alpha Fund) do not exceed the amounts listed in the footnotes to the Expense Tables. The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2008. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

	Effective advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2007	Assets under management	Fee
UBS Dynamic Alpha Fund(1)	0.75%	$0 - $500 million	0.850%
		On the next $500 million – $1 billion	0.800%
		On the next $1 billion – $1.5 billion	0.750%
		On the next $1.5 billion – $2 billion	0.725%
		On the next $2 billion – $4 billion	0.700%
		Above $4 billion	0.680%

UBS Global Asset Management

The UBS Funds

	Effective advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2007	Assets under management	Fee
UBS Global Allocation Fund	0.68%	$0 - $500 million	0.800%
		On the next $500 million – $1 billion	0.750%
		On the next $1 billion – $1.5 billion	0.700%
		On the next $1.5 billion – $2 billion	0.675%
		On the next $2 billion – $3 billion	0.650%
		On the next $3 billion – $6 billion	0.630%
		Above $6 billion	0.610%
UBS Global Frontier Fund	0.95%	N/A	0.95%
UBS Global Equity Fund	0.73%	$0 - $250 million	0.750%
		On the next $250 million – $500 million	0.700%
		On the next $500 million – $1 billion	0.680%
		Above $1 billion	0.650%
UBS U.S. Equity Alpha Fund	1.00%	$0 - $500 million	1.000%
		On the next $500 million – $1 billion	0.900%
		Above $1 billion	0.850%
UBS U.S. Large Cap Equity Fund	0.68%	$0 - $500 million	0.700%
		On the next $500 million – $1 billion	0.650%
		On the next $1 billion – $1.5 billion	0.600%
		On the next $1.5 billion – $2 billion	0.575%
		Above $2 billion	0.550%
UBS U.S. Large Cap Growth Fund	0.70%	$0 - $500 million	0.700%
		On the next $500 million – $1 billion	0.650%
		On the next $1 billion – $1.5 billion	0.600%
		On the next $1.5 billion – $2 billion	0.575%
		Above $2 billion	0.550%

UBS Global Asset Management

The UBS Funds

	Effective advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2007	Assets under management	Fee
UBS U.S. Large Cap Value Equity Fund	0.70%	$0 - $500 million	0.700%
		On the next $500 million – $1 billion	0.650%
		On the next $1 billion – $1.5 billion	0.600%
		On the next $1.5 billion – $2 billion	0.575%
		Above $2 billion	0.550%
UBS U.S. Mid Cap Growth Equity Fund	0.85%	$0 - $500 million	0.850%
		On the next $500 million – $1 billion	0.800%
		Above $1 billion	0.775%
UBS U.S. Small Cap Growth Fund	0.85%	$0 - $1 billion	0.850%
		Above $1 billion	0.825%
UBS Absolute Return Bond Fund	0.55%	$0 - $500 million	0.550%
		On the next $500 million – $1 billion	0.500%
		On the next $1 billion – $1.5 billion	0.475%
		On the next $1.5 billion – $2 billion	0.450%
		Above $2 billion	0.425%
UBS Global Bond Fund	0.65%	$0 - $1.5 billion	0.650%
		On the next $1.5 billion – $2 billion	0.600%
		Above $2 billion	0.550%
UBS High Yield Fund	0.60%	$0 - $500 million	0.600%
		On the next $500 million – $1 billion	0.550%
		Above $1 billion	0.525%
UBS U.S. Bond Fund	0.50%	$0 - $500 million	0.500%
		On the next $500 million – $1 billion	0.475%
		On the next $1 billion – $1.5 billion	0.450%
		On the next $1.5 billion – $2 billion	0.425%
		Above $2 billion	0.400%

UBS Global Asset Management

The UBS Funds

(1)  Effective July 1, 2007, the Board approved an additional breakpoint for assets above $4 billion for UBS Dynamic Alpha Fund's investment advisory fee breakpoint schedule.

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses so that the total operating expenses of the Fund do not exceed the amount listed in the footnote to its Expense Table.

	Effective advisory fee as of June 30,	Advisory fee breakpoint schedule
Fund	2007	Assets under management	Fee
UBS International Equity Fund	0.80%	$0 - $500 million	0.800%
		On the next $500 million – $1 billion	0.750%
		On the next $1 billion – $1.5 billion	0.700%
		On the next $1.5 billion – $2 billion	0.675%
		Above $2 billion	0.650%

Administrator

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

Disclosure of portfolio holdings

The equity Funds will generally post on their Web Site at http://www.ubs.com/globalam, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is filed with the SEC on Form N-CSR and appears in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/globalam. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

UBS Global Asset Management

The UBS Funds

Dividends and taxes

Dividends and distributions

Income dividends are normally declared, and paid, by each fixed income Fund (except UBS Absolute Return Bond Fund) monthly, by UBS Absolute Return Bond Fund quarterly, and by each equity Fund and asset allocation Fund annually. Net realized capital gains, if any, are declared and distributed at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class B and Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

Taxes

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

If you are a taxable investor, when you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares.

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains,

UBS Global Asset Management

The UBS Funds

or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit.

Taxable ordinary distributions to non-US investors may be subject to US withholding at a 30% or lower treaty tax rate. Distributions to non-US investors from interest income from US sources and short-term capital gains are expected to be subject to US withholding tax because certain detailed information necessary for an exemption (that is scheduled to expire for dividends paid by a Fund with respect to its taxable years beginning after December 31, 2007) is not maintained or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person. Non-US investors also may be subject to US estate tax and are subject to special US tax certification requirements.

Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." A Fund may derive such income from investment in a residual interest in a real estate mortgage investment conduit (REMIC) or through an investment in a real estate investment trust (REIT) that holds such interests or qualifies as a taxable mortgage pool. This income is required to be allocated to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. In general, excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is subject to UBTI, and (iii) is subject to a 30% US withholding tax to the extent such income is allocable to a shareholder who is not a US person, without regard to otherwise applicable exemptions or rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income (UBTI). To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

UBS Global Asset Management

The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts and, with respect to the UBS Global Frontier Fund, an offshore private investment pool, for many years in a substantially similar manner to the way in which the Advisor manages certain Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts and, with respect to the UBS Global Frontier Fund, an offshore private investment pool, ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% for equity Funds and asset allocation Funds and 4.50% for fixed income Funds. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite. With respect to the UBS Global Frontier Fund, the Advisor does not currently, nor has it in the past, managed any other accounts other than the offshore private investment pool included in its Account Composite Performance, that have substantially similar investment objectives, policies and investment strategies as the Fund.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts and, with respect to the UBS Global Frontier Fund, an offshore private investment pool, included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts and, with respect to the UBS Global Frontier Fund, an offshore private investment pool,.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS Global Allocation Fund

Composite performance: Global Securities Composite(7)
January 1, 1985 through December 31, 2006

Composite performance: Global Securities Composite(7)
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)	Benchmark return (%)(5)	Benchmark return (%)(6)
1 year	7.48%	13.74%	15.02%	15.72%	20.42%	6.12%	14.84%
5 years	9.89%	11.14%	12.51%	7.17%	10.30%	8.41%	9.85%
10 years	7.61%	8.22%	9.62%	8.64%	7.89%	5.24%	8.01%
Since inception	10.83%	11.11%	12.57%	12.80%	12.14%	9.27%	11.59%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 3000 Index represents a broad US equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

(4)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(5)  The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.

(6)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World Free ex USA Index, 21% Citigroup BIG Index, 9% Citigroup WGBI Non-US Index (in USD), 2% J.P. Morgan EMBI Global Index, 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

(7)  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS Global Allocation Fund

Composite performance: Global Securities Composite(7)
January 1, 1985 through December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)	Benchmark return (%)(5)	Benchmark return (%)(6)
1985	17.60%	24.45%	26.10%	32.16%	42.02%	32.29%	32.91%
1986	11.59%	18.09%	19.66%	16.71%	42.65%	26.47%	24.78%
1987	6.37%	12.55%	14.06%	1.94%	16.68%	18.39%	9.92%
1988	8.01%	14.30%	15.82%	17.82%	24.11%	4.37%	15.96%
1989	11.16%	17.63%	19.20%	29.32%	16.97%	4.34%	19.36%
1990	– 2.17%	3.53%	4.92%	– 5.06%	– 16.54%	11.97%	– 3.56%
1991	14.78%	21.46%	23.07%	33.66%	19.03%	15.82%	23.97%
1992	1.69%	7.61%	9.05%	9.68%	– 4.64%	5.53%	4.47%
1993	4.48%	10.56%	12.04%	10.87%	22.90%	13.28%	14.46%
1994	– 7.47%	– 2.09%	– 0.76%	0.18%	5.48%	2.33%	1.42%
1995	17.54%	24.38%	26.03%	36.81%	21.29%	19.04%	25.41%
1996	7.48%	13.73%	15.25%	21.81%	13.92%	3.63%	12.53%
1997	4.28%	10.35%	11.83%	31.78%	15.92%	0.24%	14.30%
1998	2.36%	8.32%	9.78%	24.14%	24.62%	15.29%	16.45%
1999	– 4.25%	1.32%	2.69%	20.90%	25.12%	– 4.26%	16.85%
2000	– 0.58%	5.20%	6.62%	– 7.46%	– 13.08%	1.59%	– 6.11%
2001	– 3.62%	1.99%	3.37%	– 11.46%	– 16.63%	– 0.99%	– 7.50%
2002	– 8.92%	– 3.62%	– 2.31%	– 21.54%	– 19.65%	19.49%	– 8.27%
2003	21.17%	28.22%	29.87%	31.06%	33.54%	14.91%	26.53%
2004	7.44%	13.70%	15.09%	11.95%	15.03%	10.35%	12.60%
2005	0.29%	6.12%	7.36%	6.13%	9.82%	– 6.88%	6.58%
2006	7.48%	13.74%	15.02%	15.72%	20.42%	6.12%	14.84%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 3000 Index represents a broad US equities universe by representing approximately 98% of the market. It is designed to provide a representative indication of the capitalization and return for the US equity market.

(4)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(5)  The Citigroup World Government Bond Index represents the broad global fixed income markets and includes debt issues of US and most developed international governments, governmental entities and supranationals.

(6)  The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index, 22% MSCI World Free ex USA Index, 21% Citigroup BIG Index, 9% Citigroup WGBI Non-US Index (in USD), 2% J.P. Morgan EMBI Global Index, 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005 the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

(7)  Although the Advisor has managed this asset class since 1982, performance information for the period prior to December 31, 1984 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS Global Frontier Fund

Composite performance: Global Frontier Composite

March 31, 1999 through December 31, 2006

Composite performance: Global Frontier Composite

For periods ended December 31, 2006

Year	Net Return(%)(1)	Net return(%)(2)	Gross return(%)	Benchmark return(%)(3)	Benchmark return(%)(4)
1 year	9.21%	15.56%	17.16%	20.42%	14.84%
5 years	12.63%	13.91%	15.49%	10.30%	9.85%
Since inception	9.40%	10.21%	11.74%	4.71%	6.20%

Composite performance: Global Frontier Composite

March 31, 1999 through December 31, 2006

Year	Net return(%)(1)	Net return(%)(2)	Gross return(%)	Benchmark return(%)(3)	Benchmark return(%)(4)
1999(5)	– 3.86%	1.74%	2.80%	20.77%	14.76%
2000	0.61%	6.47%	7.95%	– 13.08%	– 6.11%
2001	– 3.39%	2.23%	3.66%	– 16.63%	– 7.50%
2002	– 10.89%	– 5.70%	– 4.37%	– 19.65%	– 8.27%
2003	30.62%	38.22%	40.11%	33.54%	26.53%
2004	12.00%	18.52%	20.16%	15.03%	12.60%
2005	1.52%	7.43%	8.93%	9.82%	6.58%
2006	9.21%	15.56%	17.16%	20.42%	14.84%

(1) Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

(2) Adjusted to reflect Class A shares' estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3) The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(4) The GSMI Mutual Fund Index is an unmanaged index compiled by the Advisor, constructed currently as follows: 40% Russell 3000 Index; 22% MSCI World Free ex USA Index; 21% Citigroup BIG Index; 9% Citigroup WGBI Non-US Index (in USD); 2% J.P. Morgan EMBI Global Index; 3% MSCI Emerging Markets Free Index; and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index.

(5) Performance is presented for April 1, 1999 through December 31, 1999.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS Global Equity Fund

Composite performance: Global Equity Composite(4)
January 1, 1999 through December 31, 2006

Composite performance: Global Equity Composite(4)
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	10.94%	17.40%	18.84%	20.42%
5 years	7.70%	8.92%	10.28%	10.30%
Since inception	5.53%	6.28%	7.60%	5.02%

Composite performance: Global Equity Composite(4)
January 1, 1999 through December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1999	6.40%	12.59%	13.99%	25.12%
2000	– 5.81%	– 0.33%	0.92%	– 13.08%
2001	– 10.62%	– 5.42%	– 4.23%	– 16.63%
2002	– 21.81%	– 17.26%	– 16.21%	– 19.65%
2003	21.38%	28.45%	30.02%	33.54%
2004	8.20%	14.49%	15.91%	15.03%
2005	1.43%	7.33%	8.67%	9.82%
2006	10.94%	17.40%	18.84%	20.42%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The MSCI World Free Index (net US) is a broad-based securities index that represents the US and developed international equity markets in terms of capitalization and performance. It is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. This benchmark has been calculated net of withholding tax from a US perspective by the Advisor.

(4)  Although the Advisor has managed this asset class since 1982, performance information is not shown for the period prior to December 31, 1998 because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund

Composite performance: U.S. Large Capitalization Equity Composite(4)
January 1, 1992 through December 31, 2006

Composite performance: U.S. Large Capitalization Equity Composite(4)
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	7.67%	13.93%	15.30%	15.46%
5 years	7.46%	8.69%	9.95%	6.83%
10 years	7.82%	8.43%	9.63%	8.65%
Since inception	11.17%	11.59%	12.80%	10.81%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(4)  Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to subsectors or carveouts of other accounts managed by the Advisor.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Equity Fund

Composite performance: U.S. Large Capitalization Equity Composite(4)
January 1, 1992 through December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1992	7.72%	13.99%	15.17%	9.04%
1993	8.91%	15.24%	16.44%	10.15%
1994	– 5.23%	0.28%	1.34%	0.38%
1995	32.31%	40.01%	41.44%	37.77%
1996	18.16%	25.03%	26.32%	22.44%
1997	17.38%	24.22%	25.50%	32.85%
1998	11.46%	17.95%	19.17%	27.02%
1999	– 9.95%	– 4.71%	– 3.71%	20.91%
2000	– 1.73%	3.98%	5.07%	– 7.79%
2001	– 3.55%	2.06%	3.13%	– 12.45%
2002	– 21.08%	– 16.49%	– 15.59%	– 21.65%
2003	22.23%	29.35%	30.83%	29.89%
2004	6.96%	13.19%	14.56%	11.40%
2005	2.88%	8.87%	10.16%	6.27%
2006	7.67%	13.93%	15.30%	15.46%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(4)  Although the Advisor has managed this asset class since 1982, performance information for the period prior to November 30, 1991 is not shown because such information relates only to sub-sectors or carveouts of other accounts managed by the Advisor.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Growth Fund

Composite performance: U.S. Large Capitalization Growth Composite
October 1, 1998 through December 31, 2006

Composite performance: U.S. Large Capitalization Growth Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	– 1.30%	4.45%	5.54%	9.07%
5 year	2.53%	3.69%	4.78%	2.69%
Since inception	2.28%	2.98%	4.06%	2.13%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Growth Fund

Composite performance: U.S. Large Capitalization Growth Composite
October 1, 1998 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1998	(4)	17.93%	24.79%	25.09%	26.74%
1999		25.91%	33.24%	34.61%	33.16%
2000		– 21.06%	– 16.47%	– 15.57%	– 22.42%
2001		– 27.67%	– 23.46%	– 22.64%	– 20.42%
2002		– 32.94%	– 29.04%	– 28.27%	– 27.88%
2003		22.64%	29.78%	31.11%	29.75%
2004		5.03%	11.14%	12.30%	6.30%
2005		5.97%	12.14%	13.31%	5.27%
2006		– 1.30%	4.45%	5.54%	9.07%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(4)  Performance is presented for October 1, 1998 through December 31, 1998.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Value Equity Fund

Composite performance: U.S. Value Equity Composite
July 1, 1998 through December 31, 2006

Composite performance: U.S. Value Equity Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	11.56%	18.05%	19.33%	22.25%
5 years	8.78%	10.02%	11.22%	10.87%
Since inception	7.46%	8.18%	9.37%	7.66%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Large Cap Value Equity Fund

Composite Performance: U.S. Value Equity Composite
July 1, 1998 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1998	(4)	– 2.76%	2.90%	3.46%	3.10%
1999		– 6.76%	– 1.33%	– 0.24%	7.33%
2000		10.04%	16.44%	17.71%	7.01%
2001		– 3.21%	2.42%	3.55%	– 5.59%
2002		– 20.05%	– 15.40%	– 14.45%	– 15.52%
2003		22.65%	29.78%	31.18%	30.03%
2004		7.20%	13.44%	14.68%	16.49%
2005		3.58%	9.61%	10.81%	7.07%
2006		11.56%	18.05%	19.33%	22.25%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4)  Performance is presented for July 1, 1998 through December 31, 1998.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Small Cap Growth Fund

Composite performance: U.S. Small Capitalization Growth Composite(4)
August 1, 1994 through December 31, 2006

Composite performance: U.S. Small Capitalization Growth Composite(4)
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	2.22%	8.17%	9.54%	13.35%
5 years	7.37%	8.59%	10.01%	6.93%
10 years	9.47%	10.09%	11.58%	4.88%
Since inception	11.43%	11.94%	13.46%	7.70%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(4)  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Small Cap Growth Fund

Composite performance: U.S. Small Capitalization Growth Composite(4)
August 1, 1994 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1994	(5)	1.03%	6.91%	7.53%	7.03%
1995		16.20%	22.96%	24.65%	31.04%
1996		11.58%	18.08%	19.71%	11.26%
1997		15.71%	22.45%	24.14%	12.94%
1998		– 16.06%	– 11.17%	– 9.91%	1.23%
1999		36.89%	44.86%	46.83%	43.09%
2000		16.95%	23.76%	25.47%	– 22.43%
2001		– 16.07%	– 11.18%	– 9.92%	– 9.23%
2002		– 22.60%	– 18.09%	– 16.92%	– 30.26%
2003		36.85%	44.81%	46.70%	48.54%
2004		4.67%	10.76%	12.17%	14.31%
2005		0.41%	6.25%	7.61%	4.15%
2006		2.22%	8.17%	9.54%	13.35%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 2000 Growth Index is an unmanaged index composed of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(4)  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

(5)  Performance is presented for August 1, 1994 through December 31, 1994.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS Global Bond Fund

Composite performance: Global Bond Composite
January 1, 1982 through December 31, 2006

Composite performance: Global Bond Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	0.10%	4.82%	6.02%	6.64%
5 years	6.73%	7.72%	8.95%	7.85%
10 years	3.87%	4.35%	5.55%	5.52%
Since inception	9.06%	9.26%	10.51%	N/A

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Lehman Brothers Global Aggregate Bond Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The Lehman Brothers Global Aggregate Bond Index's inception date is December 31, 1989.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS Global Bond Fund

Composite performance: Global Bond Composite
January 1, 1982 through December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1982	16.68%	22.18%	23.56%	N/A
1983	5.75%	10.73%	12.00%	N/A
1984	0.15%	4.87%	6.07%	N/A
1985	27.86%	33.88%	35.38%	N/A
1986	18.15%	23.72%	25.12%	N/A
1987	10.64%	15.85%	17.17%	N/A
1988	0.81%	5.56%	6.77%	N/A
1989	2.90%	7.75%	8.98%	N/A
1990	4.59%	9.52%	10.77%	11.22%
1991	13.43%	18.77%	20.12%	16.04%
1992	2.80%	7.64%	8.87%	5.80%
1993	6.07%	11.07%	12.34%	11.08%
1994	– 8.74%	– 4.44%	– 3.33%	0.23%
1995	14.45%	19.84%	21.20%	19.66%
1996	3.57%	8.45%	9.69%	4.91%
1997	– 3.16%	1.40%	2.57%	3.79%
1998	7.51%	12.58%	13.86%	13.71%
1999	– 10.73%	– 6.53%	– 5.44%	– 5.17%
2000	– 3.32%	1.23%	2.39%	3.18%
2001	– 6.65%	– 2.25%	– 1.13%	1.57%
2002	14.05%	19.43%	20.78%	16.53%
2003	10.45%	15.66%	16.97%	12.51%
2004	4.22%	9.13%	10.38%	9.27%
2005	– 12.35%	– 8.22%	– 7.15%	– 4.49%
2006	0.10%	4.82%	6.02%	6.64%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Lehman Brothers Global Aggregate Bond Index is a broad-based, market capitalization weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. The Lehman Brothers Global Aggregate Bond Index's inception date is December 31, 1989.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS High Yield Fund

Composite performance: U.S. High Yield Bond Composite
May 1, 1995 through December 31, 2006

Composite performance: U.S. High Yield Bond Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)
1 year	4.63%	9.56%	10.87%	11.64%	10.61%
5 years	6.95%	7.93%	9.14%	9.85%	9.89%
10 years	5.72%	6.21%	7.30%	6.86%	6.85%
Since inception	6.88%	7.31%	8.40%	7.73%	N/A

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Merrill Lynch US High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year.

(4)  As of July 1, 2005, the benchmark changed from the Merrill Lynch US High Yield Cash Pay Index to the Merrill Lynch US High Yield Cash Pay Constrained Index. The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The Merrill Lynch US High Yield Cash Pay Constrained Index's inception date is December 31, 1996.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS High Yield Fund

Composite Performance: U.S. High Yield Bond Composite
May 1, 1995 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)
1995	(5)	6.33%	11.34%	12.04%	10.50%	NA
1996		6.92%	11.96%	13.01%	11.06%	NA
1997		7.96%	13.04%	14.11%	12.83%	12.58%
1998		2.66%	7.50%	8.52%	3.66%	3.63%
1999		– 0.99%	3.68%	4.66%	1.57%	1.57%
2000		– 8.50%	– 4.19%	– 3.28%	– 3.79%	– 3.87%
2001		– 1.38%	3.27%	4.25%	6.20%	6.24%
2002		– 5.17%	– 0.70%	0.24%	– 1.14%	0.14%
2003		15.26%	20.69%	21.97%	27.23%	27.01%
2004		6.23%	11.24%	12.56%	10.76%	10.76%
2005		– 4.22%	0.29%	1.50%	2.83%	2.85%
2006		4.63%	9.56%	10.87%	11.64%	10.61%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Merrill Lynch US High Yield Cash Pay Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year.

(4)  As of July 1, 2005, the benchmark changed from the Merrill Lynch US High Yield Cash Pay Index to the Merrill Lynch US High Yield Cash Pay Constrained Index. The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The Merrill Lynch US High Yield Cash Pay Constrained Index's inception date is December 31, 1996.

(5)  Performance is presented for May 1, 1995 through December 31, 1995.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Bond Fund

Composite performance: U.S. Bond Composite
January 1, 1982 through December 31, 2006

Composite performance: U.S. Bond Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	– 0.72%	3.95%	4.83%	4.33%
5 years	3.53%	4.49%	5.37%	5.06%
10 years	5.12%	5.61%	6.50%	6.23%
Since inception	8.92%	9.12%	10.04%	9.47%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Bond Fund

Composite performance: U.S. Bond Composite
January 1, 1982 through December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1982	29.00%	35.08%	36.20%	32.62%
1983	1.99%	6.79%	7.70%	8.37%
1984	9.56%	14.72%	15.69%	15.15%
1985	15.78%	21.24%	22.25%	22.11%
1986	9.80%	14.98%	15.94%	15.25%
1987	– 0.97%	3.70%	4.58%	2.76%
1988	3.11%	7.97%	8.88%	7.88%
1989	7.67%	12.74%	13.69%	14.53%
1990	3.56%	8.44%	9.35%	8.95%
1991	12.04%	17.31%	18.30%	16.00%
1992	2.40%	7.22%	8.13%	7.40%
1993	4.68%	9.61%	10.54%	9.75%
1994	– 7.49%	– 3.13%	– 2.30%	– 2.92%
1995	12.33%	17.62%	18.61%	18.48%
1996	– 1.14%	3.51%	4.39%	3.63%
1997	4.32%	9.24%	10.16%	9.65%
1998	2.49%	7.32%	8.22%	8.67%
1999	– 5.43%	– 0.97%	– 0.13%	– 0.83%
2000	5.59%	10.56%	11.50%	11.62%
2001	3.08%	7.93%	8.84%	8.44%
2002	4.07%	8.98%	9.90%	10.25%
2003	– 0.56%	4.13%	5.01%	4.10%
2004	– 0.84%	3.83%	4.71%	4.34%
2005	– 2.88%	1.69%	2.55%	2.43%
2006	– 0.72%	3.95%	4.83%	4.33%

(1)  Adjusted to reflect Class A Shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A Shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Lehman Brothers US Aggregate Bond Index is an unmanaged index of investment grade fixed rate debt issues, including corporate, government, treasury, mortgage-backed and asset-backed securities with maturities of at least one year.

UBS Global Asset Management

The UBS Funds

Supplemental portfolio manager performance information for UBS U.S. Mid Cap Growth Equity Fund

Because David J. Lettenberger and Nancy C. Barber, the portfolio managers for the UBS U.S. Mid Cap Growth Equity Fund, have managed another mutual fund in a substantially similar manner to the way that they are currently managing the UBS U.S. Mid Cap Growth Equity Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables that follow provide performance information for the Mid Cap Growth Opportunities Fund, a series of First American Investment Funds, Inc., a registered investment company previously managed by the portfolio managers with substantially similar investment objectives, policies and investment strategies as the Fund (the "MCGO Fund"). The return data provided on the next page represents the performance of the MCGO Fund managed by the portfolio managers at U.S. Bancorp Asset Management, the firm at which the portfolio managers were previously employed. The return data of the MCGO Fund has been calculated based on publicly available records. The portfolio managers had full discretionary authority over the selection of investments for the MCGO Fund during the time periods presented.

The performance of the MCGO Fund is adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A net expenses, which include the effect of contractual fee waivers and expense reimbursements. The following presentation also shows the performance of the MCGO Fund adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A net expenses, which includes the effect of contractual fee waivers and expense reimbursements and also reflects the Class A front-end sales charge of 5.50%. The performance of the UBS U.S. Mid Cap Growth Equity Fund's benchmark index, the Russell Midcap Growth Index, not adjusted for any fees or expenses, is also provided.

Please note that the performance of the MCGO Fund is not the UBS U.S. Mid Cap Growth Equity Fund's own historical performance. The performance of the MCGO Fund should not be considered a substitute for the UBS U.S. Mid Cap Growth Equity Fund's performance, and the MCGO Fund's performance is not necessarily an indication of the UBS U.S. Mid Cap Growth Equity Fund's future performance.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the portfolio managers of UBS U.S. Mid Cap Growth Equity Fund

Adjusted performance of the MCGO Fund

The performance of the MCGO Fund has been adjusted to reflect the fees and expenses of the Fund.

All periods ending August 31, 2005

All periods ending 8/31/05	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 Year	24.10%	31.32%	33.18%	26.45%
Since inception (6/30/03)(4)	19.30%	22.45%	24.23%	20.02%

Adjusted calendar returns since inception(4) of the MCGO Fund

The performance of the MCGO Fund has been adjusted to reflect the fees and expenses of the Fund.

	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
From 7/1/03 to 12/31/03(5)	13.00%	19.57%	20.41%	20.19%
1/1/04 to 12/31/04	14.37%	21.03%	22.76%	15.48%
1/1/05 as of 8/31/05(5)	1.34%	7.23%	8.26%	6.98%

(1)  Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

(4)  The "since inception" return presents the performance of the MCGO Fund from the date when the Fund's portfolio managers began managing the MCGO Fund.

(5)  Returns for the periods of less than one year have not been annualized.

UBS Global Asset Management

The UBS Funds

Supplemental advisor performance information for UBS U.S. Mid Cap Growth Equity Fund

Because the Advisor has managed other advisory accounts in a substantially similar manner to the way in which the Advisor manages the UBS U.S. Mid Cap Growth Equity Fund, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the next page provide performance information for composites of all applicable advisory accounts managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the Fund ("U.S. Mid Cap Growth Equity Composite"). The U.S. Mid Cap Growth Equity Composite performance was obtained from the records maintained by the Advisor.

The U.S. Mid Cap Growth Equity Composite performance is adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A net expenses, which include the effect of contractual fee waivers and expense reimbursements. The following presentation also shows the U.S. Mid Cap Growth Equity Composite performance adjusted to reflect the UBS U.S. Mid Cap Growth Equity Fund's Class A net expenses, which includes the effect of contractual fee waivers and expense reimbursements and also reflects the Class A front-end sales charge of 5.50%. The performance of the UBS U.S. Mid Cap Growth Equity Fund's benchmark index, the Russell Midcap Growth Index, not adjusted for any fees or expenses, is also provided.

Please note that the U.S. Mid Cap Growth Equity Composite performance is not the UBS U.S. Mid Cap Growth Equity Fund's own historical performance. The U.S. Mid Cap Growth Equity Composite performance should not be considered a substitute for the UBS U.S. Mid Cap Growth Equity Fund's performance, and the U.S. Mid Cap Growth Equity Composite performance is not necessarily an indication of the UBS U.S. Mid Cap Growth Equity Fund's future performance. The accounts included in the U.S. Mid Cap Growth Equity Composite performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The U.S. Mid Cap Growth Equity Composite performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. The U.S. Mid Cap Growth Equity Composite is asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. The U.S. Mid Cap Growth Equity Composite is valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

UBS Global Asset Management

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Mid Cap Growth Equity Fund

Composite performance: U.S. Mid Cap Growth Equity Composite
For Periods Ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 Year	4.23%	10.29%	11.88%	10.66%
Since inception (9/1/05)	7.30%	11.95%	13.56%	11.74%

(1)  Adjusted to reflect Class A shares' estimated net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' estimated net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

Composite performance: U.S. Mid Cap Growth Equity Composite
September 1, 2005 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
2005	(4)	– 0.40%	5.40%	5.90%	4.78%
2006		4.23%	10.29%	11.88%	10.66%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell mid cap companies with higher price-to-book ratios and higher forecasted growth values.

(4)  Performance is presented for September 1, 2005 though December 31, 2005.

UBS Global Asset Management

The UBS Funds

Financial highlights

Fiscal years ended June 30

The financial highlights tables are intended to help you understand a Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The selected financial information in the following tables has been derived from the financial statements audited by the Funds' independent registered public accounting firm, Ernst & Young, LLP, whose unqualified report thereon (the "Report") appears in the Funds' Annual Report to Shareholders dated June 30, 2007 (the "Annual Report"). Additional performance and financial data and related notes are contained in the Annual Report, which is available without charge upon request. The Funds' financial statements for the fiscal year ended June 30, 2007 and the Report are incorporated by reference into the SAI.

No financial information is presented for the UBS Global Frontier Fund, as it was not publicly offered prior to June 30, 2007.

UBS Global Asset Management

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UBS Dynamic Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$11.04	$10.22		$10.00
Net investment income (loss)(1)	0.01	(0.09)		(0.04)
Net realized and unrealized gain from investment activities	0.37	1.01		0.26
Total income from investment operations	0.38	0.92		0.22
Dividends from net investment income	0.00 (3)	(0.10)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.42	$11.04		$10.22
Total investment return(2)	3.44%	9.02	%(4)	2.20%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$2,168,596	$1,777,329		$528,088
Ratio of expenses to average net assets	1.17%	1.20%		1.32	%(6)
Net investment income (loss) to average net assets	0.06%	(0.80)%		(1.04	)%(6)
Portfolio turnover	28%	38%		6%
	Class B
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$10.98	$10.19		$10.00
Net investment income (loss)(1)	(0.09)	(0.17)		(0.08)
Net realized and unrealized gain from investment activities	0.37	1.00		0.27
Total income from investment operations	0.28	0.83		0.19
Dividends from net investment income	—	(0.04)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.26	$10.98		$10.19
Total investment return(2)	2.64%	8.09	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$25,790	$30,051		$14,815
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.95%	1.98%		2.11	%(6)
After expense reimbursement/recoupment	1.95%	1.99%		2.10	%(6)
Net investment income (loss) to average net assets	(0.78)%	(1.59)%		(1.82	)%(6)
Portfolio turnover	28%	38%		6%

(1)  The net investment income (loss) per share data was determined by using average shares outstanding throughout the period.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

(3)  Amount represents less than $0.005 per share.

(4)  During the fiscal year ended June 30, 2006, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

(5)  For the period January 27, 2005 (commencement of operations) through June 30, 2005.

(6)  Annualized.

	Class C
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$10.97	$10.19		$10.00
Net investment income (loss)(1)	(0.08)	(0.17)		(0.08)
Net realized and unrealized gain from investment activities	0.37	1.00		0.27
Total income from investment operations	0.29	0.83		0.19
Dividends from net investment income	—	(0.05)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.26	$10.97		$10.19
Total investment return(2)	2.64%	8.15	%(4)	1.90%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$579,916	$520,754		$202,891
Ratio of expenses to average net assets	1.93%	1.97%		2.09	%(6)
Net investment income (loss) to average net assets	(0.72)%	(1.57)%		(1.81	)%(6)
Portfolio turnover	28%	38%		6%
	Class Y
	Year ended June 30,			For the period ended
	2007	2006		June 30, 2005(5)
Net asset value, beginning of period	$11.07	$10.23		$10.00
Net investment income (loss)(1)	0.05	(0.06)		(0.03)
Net realized and unrealized gain from investment activities	0.36	1.02		0.26
Total income from investment operations	0.41	0.96		0.23
Dividends from net investment income	0.00 (3)	(0.12)		—
Net increase from payment by advisor	—	0.00	(3)	—
Net asset value, end of period	$11.48	$11.07		$10.23
Total investment return(2)	3.80%	9.28	%(4)	2.30%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$478,785	$293,004		$56,220
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.89%	0.92%		1.00	%(6)
After expense reimbursement/recoupment	0.89%	0.92%		1.00	%(6)
Net investment income (loss) to average net assets	0.40%	(0.52)%		(0.72	)%(6)
Portfolio turnover	28%	38%		6%

See accompanying notes to financial statements.

UBS Global Allocation Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.86	$13.33	$12.35	$10.69	$10.60
Net investment income(1)	0.19	0.19	0.17	0.12	0.10
Net realized and unrealized gain from investment activities	1.83	1.08	1.32	1.69	0.41
Total income from investment operations	2.02	1.27	1.49	1.81	0.51
Dividends from net investment income	(0.27)	(0.14)	(0.19)	(0.15)	(0.42)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(1.07)	(0.74)	(0.51)	(0.15)	(0.42)
Net asset value, end of year	$14.81	$13.86	$13.33	$12.35	$10.69
Total investment return(2)	14.93%	9.72%	12.11%	17.02%	5.35%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$3,094,036	$2,246,289	$1,594,113	$876,636	$175,415
Ratio of expenses to average net assets	1.13%	1.14%	1.20%	1.28%	1.35%
Net investment income to average net assets	1.28%	1.41%	1.34%	1.00%	0.98%
Portfolio turnover	74%	83%	84%	78%	66%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.60	$13.08	$12.14	$10.55	$10.52
Net investment income(1)	0.07	0.08	0.08	0.02	0.02
Net realized and unrealized gain from investment activities	1.79	1.06	1.29	1.68	0.41
Total income from investment operations	1.86	1.14	1.37	1.70	0.43
Dividends from net investment income	(0.14)	(0.02)	(0.11)	(0.11)	(0.40)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(0.94)	(0.62)	(0.43)	(0.11)	(0.40)
Net asset value, end of year	$14.52	$13.60	$13.08	$12.14	$10.55
Total investment return(2)	13.96%	8.81%	11.24%	16.14%	4.60%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$139,061	$161,704	$184,359	$153,481	$49,573
Ratio of expenses to average net assets	1.93%	1.95%	1.96%	2.09%	2.10%
Net investment income to average net assets	0.48%	0.60%	0.58%	0.19%	0.23%
Portfolio turnover	74%	83%	84%	78%	66%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.58	$13.09	$12.15	$10.56	$10.54
Net investment income(1)	0.07	0.09	0.09	0.03	0.02
Net realized and unrealized gain from investment activities	1.79	1.05	1.29	1.68	0.41
Total income from investment operations	1.86	1.14	1.38	1.71	0.43
Dividends from net investment income	(0.16)	(0.05)	(0.12)	(0.12)	(0.41)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(0.96)	(0.65)	(0.44)	(0.12)	(0.41)
Net asset value, end of year	$14.48	$13.58	$13.09	$12.15	$10.56
Total investment return(2)	14.02%	8.82%	11.32%	16.19%	4.55%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,274,539	$1,044,517	$903,280	$539,399	$137,078
Ratio of expenses to average net assets	1.90%	1.91%	1.95%	2.06%	2.10%
Net investment income to average net assets	0.51%	0.64%	0.59%	0.23%	0.23%
Portfolio turnover	74%	83%	84%	78%	66%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.06	$13.51	$12.50	$10.79	$10.69
Net investment income(1)	0.23	0.23	0.22	0.15	0.12
Net realized and unrealized gain from investment activities	1.85	1.09	1.33	1.73	0.41
Total income from investment operations	2.08	1.32	1.55	1.88	0.53
Dividends from net investment income	(0.30)	(0.17)	(0.22)	(0.17)	(0.43)
Distributions from net realized gains	(0.80)	(0.60)	(0.32)	—	—
Total dividends/distributions	(1.10)	(0.77)	(0.54)	(0.17)	(0.43)
Net asset value, end of year	$15.04	$14.06	$13.51	$12.50	$10.79
Total investment return(2)	15.18%	9.98%	12.40%	17.44%	5.50%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$648,479	$463,122	$356,154	$263,675	$193,758
Ratio of expenses to average net assets	0.88%	0.88%	0.93%	1.02%	1.10%
Net investment income to average net assets	1.53%	1.67%	1.61%	1.26%	1.23%
Portfolio turnover	74%	83%	84%	78%	66%

See accompanying notes to financial statements.

UBS Global Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.99	$11.63	$10.51	$8.89	$9.37
Net investment income(1)	0.13	0.11	0.15	0.10	0.16
Net realized and unrealized gain (loss) from investment activities	2.47	1.32	0.97	1.63	(0.39)
Total income (loss) from investment operations	2.60	1.43	1.12	1.73	(0.23)
Dividends from net investment income	(0.12)	(0.07)	—	(0.11)	(0.25)
Net asset value, end of year	$15.47	$12.99	$11.63	$10.51	$8.89
Total investment return(2)	20.11%	12.35%	10.66%	19.49%	(2.23)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$168,208	$173,052	$109,998	$117,084	$123,756
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.35%	1.37%	1.39%	1.44%	1.44%
After expense reimbursement and earnings credits	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income to average net assets	0.91%	0.88%	1.35%	0.99%	1.92%
Portfolio turnover	32%	48%	37%	50%	206%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.69	$11.39	$10.37	$8.82	$9.34
Net investment income(1)	0.01	0.02	0.07	0.02	0.10
Net realized and unrealized gain (loss) from investment activities	2.43	1.28	0.95	1.62	(0.39)
Total income (loss) from investment operations	2.44	1.30	1.02	1.64	(0.29)
Dividends from net investment income	(0.02)	—	—	(0.09)	(0.23)
Net asset value, end of year	$15.11	$12.69	$11.39	$10.37	$8.82
Total investment return(2)	19.25%	11.41%	9.84%	18.61%	(2.91)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$7,439	$13,672	$108,894	$134,419	$144,232
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.17%	2.35%	2.22%	2.27%	2.20%
After expense reimbursement and earnings credits	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.10%	0.13%	0.60%	0.24%	1.17%
Portfolio turnover	32%	48%	37%	50%	206%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$12.65	$11.35	$10.33	$8.79	$9.33
Net investment income(1)	0.02	0.02	0.06	0.02	0.10
Net realized and unrealized gain (loss) from investment activities	2.42	1.28	0.96	1.61	(0.40)
Total income (loss) from investment operations	2.44	1.30	1.02	1.63	(0.30)
Dividends from net investment income	(0.07)	—	—	(0.09)	(0.24)
Net asset value, end of year	$15.02	$12.65	$11.35	$10.33	$8.79
Total investment return(2)	19.28%	11.45%	9.87%	18.54%	(2.93)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$52,378	$56,836	$68,735	$82,684	$93,605
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.14%	2.20%	2.20%	2.28%	2.24%
After expense reimbursement and earnings credits	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.16%	0.13%	0.60%	0.25%	1.17%
Portfolio turnover	32%	48%	37%	50%	206%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.23	$11.83	$10.67	$8.99	$9.47
Net investment income(1)	0.17	0.15	0.18	0.13	0.18
Net realized and unrealized gain (loss) from investment activities	2.52	1.34	0.98	1.67	(0.39)
Total income (loss) from investment operations	2.69	1.49	1.16	1.80	(0.21)
Dividends from net investment income	(0.14)	(0.09)	—	(0.12)	(0.27)
Net asset value, end of year	$15.78	$13.23	$11.83	$10.67	$8.99
Total investment return(2)	20.44%	12.67%	10.87%	20.09%	(1.93)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$180,027	$180,990	$159,252	$114,835	$62,873
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.99%	0.99%	1.04%	1.03%	1.16%
After expense reimbursement and earnings credits	0.99%	0.99%	1.00%	1.00%	1.00%
Net investment income to average net assets	1.16%	1.14%	1.60%	1.24%	2.17%
Portfolio turnover	32%	48%	37%	50%	206%

See accompanying notes to financial statements.

UBS International Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.98		$9.48	$8.58	$6.99	$8.08
Net investment income(1)	0.17		0.16	0.15	0.12	0.10
Net realized and unrealized gain (loss) from investment activities	2.47		1.81	0.86	1.69	(0.87)
Total income (loss) from investment operations	2.64		1.97	1.01	1.81	(0.77)
Dividends from net investment income	(0.11)		(0.10)	(0.11)	(0.22)	(0.31)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.63)		(0.47)	(0.11)	(0.22)	(0.32)
Net asset value, end of year	$12.99		$10.98	$9.48	$8.58	$6.99
Total investment return(2)	24.84%		20.93%	11.73%	26.00%	(9.24)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$26,564		$23,539	$15,168	$7,866	$3,146
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.38	%(3)	1.48%	1.68%	1.55%	1.47%
After expense reimbursement and earnings credits	1.26	%(3)	1.25%	1.25%	1.25%	1.25%
Net investment income to average net assets	1.42%		1.52%	1.61%	1.43%	1.43%
Portfolio turnover	72%		69%	71%	108%	120%
	Class B
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.82		$9.34	$8.48	$6.92	$8.05
Net investment income(1)	0.06		0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	2.46		1.77	0.85	1.67	(0.86)
Total income (loss) from investment operations	2.52		1.85	0.93	1.73	(0.82)
Dividends from net investment income	(0.01)		—	(0.07)	(0.17)	(0.30)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.53)		(0.37)	(0.07)	(0.17)	(0.31)
Net asset value, end of year	$12.81		$10.82	$9.34	$8.48	$6.92
Total investment return(2)	23.97%		19.86%	10.92%	25.17%	(9.94)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$555		$732	$876	$815	$352
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.25	%(3)	2.22%	2.25%	2.60%	2.18%
After expense reimbursement and earnings credits	2.01	%(3)	2.00%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.51%		0.77%	0.86%	0.69%	0.68%
Portfolio turnover	72%		69%	71%	108%	120%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Includes interest expense of 0.01%.

	Class C
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.76		$9.30	$8.45	$6.90	$8.05
Net investment income(1)	0.08		0.08	0.08	0.06	0.04
Net realized and unrealized gain (loss) from investment activities	2.42		1.77	0.85	1.68	(0.89)
Total income (loss) from investment operations	2.50		1.85	0.93	1.74	(0.85)
Dividends from net investment income	(0.03)		(0.02)	(0.08)	(0.19)	(0.29)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.55)		(0.39)	(0.08)	(0.19)	(0.30)
Net asset value, end of year	$12.71		$10.76	$9.30	$8.45	$6.90
Total investment return(2)	23.85%		19.93%	10.97%	25.26%	(10.29)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,576		$2,412	$1,816	$1,338	$399
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.16	%(3)	2.17%	2.16%	2.35%	2.21%
After expense reimbursement and earnings credits	2.01	%(3)	2.01%	2.00%	2.00%	2.00%
Net investment income to average net assets	0.66%		0.77%	0.86%	0.69%	0.68%
Portfolio turnover	72%		69%	71%	108%	120%
	Class Y
	Year Ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$11.04		$9.55	$8.63	$7.01	$8.12
Net investment income(1)	0.20		0.19	0.17	0.14	0.11
Net realized and unrealized gain (loss) from investment activities	2.49		1.79	0.86	1.71	(0.88)
Total income (loss) from investment operations	2.69		1.98	1.03	1.85	(0.77)
Dividends from net investment income	(0.14)		(0.12)	(0.11)	(0.23)	(0.33)
Distributions from net realized gains	(0.52)		(0.37)	—	—	(0.01)
Total dividends/distributions	(0.66)		(0.49)	(0.11)	(0.23)	(0.34)
Net asset value, end of year	$13.07		$11.04	$9.55	$8.63	$7.01
Total investment return(2)	24.83%		21.22%	11.97%	26.56%	(9.21)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$172,150		$147,397	$113,264	$100,782	$90,514
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.16	%(3)	1.19%	1.18%	1.26%	1.21%
After expense reimbursement and earnings credits	1.01	%(3)	1.00%	1.00%	1.00%	1.00%
Net investment income to average net assets	1.63%		1.77%	1.86%	1.69%	1.68%
Portfolio turnover	72%		69%	71%	108%	120%

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A		Class C
	For the period ended June 30, 2007(3)		For the period ended June 30, 2007(3)
Net asset value, beginning of period	$10.00		$10.00
Net investment income (loss)(1)	0.02		(0.04)
Net realized and unrealized gain from investment activities	1.55		1.55
Total income from investment operations	1.57		1.51
Dividends from net investment income	(0.01)		0.00
Distributions from net realized gains	(0.01)		(0.01)
Total dividends/distributions	(0.02)		(0.01)
Net asset value, end of period	$11.55		$11.50
Total investment return(2)	15.73%		15.12%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$187,444		$42,750
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short	1.93	%(4)	2.72	%(4)
After expense reimbursement and interest and dividend expense for securities sold short	1.88	%(4)	2.64	%(4)
After expense reimbursement and before interest and dividend expense for securities sold short	1.50	%(4)	2.25	%(4)
Net investment income (loss) to average net assets	0.30	%(4)	(0.44	)%(4)
Portfolio turnover	81%		81%
			Class Y
			For the period ended June 30, 2007(3)
Net asset value, beginning of period			$10.00
Net investment income(1)			0.04
Net realized and unrealized gain from investment activities			1.54
Total income from investment operations			1.58
Dividends from net investment income			(0.02)
Distributions from net realized gains			(0.01)
Total dividends/distributions			(0.03)
Net asset value, end of period			$11.55
Total investment return(2)			15.88%
Ratios/Supplemental data:
Net assets, end of period (in 000s)			$5,405
Ratio of expenses to average net assets:
Before expense reimbursement and after interest and dividend expense for securities sold short			1.67	%(4)
After expense reimbursement and interest and dividend expense for securities sold short			1.67	%(4)
After expense reimbursement and before interest and dividend expense for securities sold short			1.25	%(4)
Net investment income to average net assets:			0.43	%(4)
Portfolio turnover			81%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the period.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

(3)  For the period September 26, 2006 (commencement of operations) through June 30, 2007.

(4)  Annualized.

See accompanying notes to financial statements.

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UBS U.S. Large Cap Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$18.24		$17.27	$16.08	$13.63	$13.94
Net investment income (loss)(1)	0.15		0.10	0.15	0.06	0.11
Net realized and unrealized gain from investment activities	3.52		1.39	1.63	2.54	0.04
Total income from investment operations	3.67		1.49	1.78	2.60	0.15
Dividends from net investment income	(0.10)		(0.11)	(0.11)	(0.15)	(0.08)
Distributions from net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.72)		(0.52)	(0.59)	(0.15)	(0.46)
Net asset value, end of year	$21.19		$18.24	$17.27	$16.08	$13.63
Total investment return(2)	20.39%		8.62%	11.10%	19.10%	1.37%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$158,138		$88,968	$25,669	$7,886	$4,702
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.18%		1.20%	1.14%	1.36%	1.30%
After expense reimbursement/recoupment and earnings credits	1.18%		1.24%	1.14%	1.30%	1.05%
Net investment income (loss) to average net assets	0.75%		0.54%	0.89%	0.43%	0.89%
Portfolio turnover	34%		50%	32%	43%	33%
	Class B
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$17.84		$16.94	$15.81	$13.45	$13.87
Net investment income (loss)(1)	(0.00	)(3)	(0.04)	0.00 (3)	(0.05)	0.02
Net realized and unrealized gain from investment activities	3.44		1.35	1.61	2.50	0.02
Total income from investment operations	3.44		1.31	1.61	2.45	0.04
Dividends from net investment income	—		—	—	(0.09)	(0.08)
Distributions from net realized gains	(0.62)		(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.62)		(0.41)	(0.48)	(0.09)	(0.46)
Net asset value, end of year	$20.66		$17.84	$16.94	$15.81	$13.45
Total investment return(2)	19.50%		7.73%	10.19%	18.25%	0.63%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$870		$989	$1,018	$1,217	$635
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.95%		1.92%	2.02%	2.04%	2.04%
After expense reimbursement/recoupment and earnings credits	1.95%		2.01%	2.02%	2.04%	1.80%
Net investment income (loss) to average net assets	(0.01)%		(0.23)%	0.01%	(0.31)%	0.14%
Portfolio turnover	34%		50%	32%	43%	33%

(1)  The net investment income (loss) per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$17.83	$16.93	$15.80	$13.44	$13.88
Net investment income (loss)(1)	0.00 (3)	(0.04)	0.01	(0.04)	0.02
Net realized and unrealized gain from investment activities	3.45	1.36	1.60	2.49	0.03
Total income from investment operations	3.45	1.32	1.61	2.45	0.05
Dividends from net investment income	—	(0.01)	—	(0.09)	(0.11)
Distributions from net realized gains	(0.62)	(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.62)	(0.42)	(0.48)	(0.09)	(0.49)
Net asset value, end of year	$20.66	$17.83	$16.93	$15.80	$13.44
Total investment return(2)	19.56%	7.79%	10.20%	18.26%	0.68%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$10,591	$5,977	$2,423	$1,629	$1,020
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.92%	1.96%	1.95%	2.00%	2.04%
After expense reimbursement/recoupment and earnings credits	1.92%	1.98%	1.95%	2.00%	1.80%
Net investment income (loss) to average net assets	0.01%	(0.20)%	0.08%	(0.27)%	0.14%
Portfolio turnover	34%	50%	32%	43%	33%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$18.43	$17.42	$16.21	$13.73	$14.07
Net investment income (loss)(1)	0.21	0.15	0.19	0.12	0.14
Net realized and unrealized gain from investment activities	3.56	1.40	1.65	2.55	0.04
Total income from investment operations	3.77	1.55	1.84	2.67	0.18
Dividends from net investment income	(0.14)	(0.13)	(0.15)	(0.19)	(0.14)
Distributions from net realized gains	(0.62)	(0.41)	(0.48)	—	(0.38)
Total dividends/distributions	(0.76)	(0.54)	(0.63)	(0.19)	(0.52)
Net asset value, end of year	$21.44	$18.43	$17.42	$16.21	$13.73
Total investment return(2)	20.73%	8.91%	11.37%	19.50%	1.69%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$833,023	$543,099	$367,268	$153,608	$99,398
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.89%	0.92%	0.90%	0.96%	1.04%
After expense reimbursement/recoupment and earnings credits	0.89%	0.97%	0.90%	0.96%	0.80%
Net investment income (loss) to average net assets	1.04%	0.81%	1.13%	0.76%	1.14%
Portfolio turnover	34%	50%	32%	43%	33%

See accompanying notes to financial statements.

UBS U.S. Large Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006		2005	2004	2003
Net asset value, beginning of year	$8.81	$8.21		$7.71	$6.39	$6.38
Net investment income (loss)(1)	0.01	(0.01)		0.00 (3)	(0.02)	0.00 (3)
Net realized and unrealized gain from investment activities	1.87	0.61		0.50	1.34	0.01
Total income (loss) from investment operations	1.88	0.60		0.50	1.32	0.01
Dividends from net investment income	(0.01)	(0.00	)(3)	—	—	—
Net asset value, end of year	$10.68	$8.81		$8.21	$7.71	$6.39
Total investment return(2)	21.29%	7.33%		6.49%	20.66%	0.16%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$9,542	$6,803		$3,175	$2,275	$1,163
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.68%	2.33%		3.19%	2.76%	3.91%
After expense reimbursement and earnings credits	1.05%	1.05%		1.05%	1.05%	1.05%
Net investment income (loss) to average net assets:	0.12%	(0.16)%		0.04%	(0.32)%	0.04%
Portfolio turnover	112%	137%		145%	102%	86%
	Class B
	Year ended June 30,
	2007	2006		2005	2004	2003
Net asset value, beginning of year	$8.52	$8.00		$7.57	$6.32	$6.36
Net investment income (loss)(1)	(0.06)	(0.08)		(0.05)	(0.08)	(0.04)
Net realized and unrealized gain (loss) from investment activities	1.80	0.60		0.48	1.33	—
Total income (loss) from investment operations	1.74	0.52		0.43	1.25	(0.04)
Dividends from net investment income	—	—		—	—	—
Net asset value, end of year	$10.26	$8.52		$8.00	$7.57	$6.32
Total investment return(2)	20.42%	6.50%		5.68%	19.78%	(0.63)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$216	$389		$564	$342	$321
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.61%	3.23%		3.93%	3.48%	4.54%
After expense reimbursement and earnings credits	1.80%	1.80%		1.80%	1.80%	1.80%
Net investment income (loss) to average net assets:	(0.64)%	(0.91)%		(0.71)%	(1.07)%	(0.71)%
Portfolio turnover	112%	137%		145%	102%	86%

(1)  The net investment income (loss) per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$8.53	$8.00	$7.56	$6.32	$6.35
Net investment income (loss)(1)	(0.06)	(0.08)	(0.05)	(0.08)	(0.04)
Net realized and unrealized gain from investment activities	1.79	0.61	0.49	1.32	0.01
Total income (loss) from investment operations	1.73	0.53	0.44	1.24	(0.03)
Dividends from net investment income	—	—	—	—	—
Net asset value, end of year	$10.26	$8.53	$8.00	$7.56	$6.32
Total investment return(2)	20.28%	6.63%	5.82%	19.62%	(0.47)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$986	$814	$407	$432	$267
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.51%	3.12%	3.96%	3.54%	4.71%
After expense reimbursement and earnings credits	1.80%	1.80%	1.80%	1.80%	1.80%
Net investment income (loss) to average net assets:	(0.64)%	(0.91)%	(0.71)%	(1.08)%	(0.71)%
Portfolio turnover	112%	137%	145%	102%	86%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$9.02	$8.38	$7.85	$6.49	$6.47
Net investment income (loss)(1)	0.04	0.01	0.02	(0.01)	0.02
Net realized and unrealized gain (loss) from investment activities	1.90	0.64	0.51	1.37	0.00 (3)
Total income (loss) from investment operations	1.94	0.65	0.53	1.36	0.02
Dividends from net investment income	(0.02)	(0.01)	—	—	—
Net asset value, end of year	$10.94	9.02	$8.38	$7.85	$6.49
Total investment return(2)	21.51%	7.72%	6.75%	20.96%	0.31%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$62,529	$4,797	$3,078	$3,502	$1,943
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.25%	2.10%	3.01%	2.51%	3.72%
After expense reimbursement and earnings credits	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss) to average net assets:	0.35%	0.09%	0.29%	(0.07)%	0.29%
Portfolio turnover	112%	137%	145%	102%	86%

See accompanying notes to financial statements.

UBS U.S. Large Cap Value Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.54	$10.48	$11.18	$9.31		$9.37
Net investment income(1)	0.13	0.11	0.12	0.09		0.11
Net realized and unrealized gain (loss) from investment activities	2.03	1.12	1.22	1.80		(0.06)
Total income (loss) from investment operations	2.16	1.23	1.34	1.89		0.05
Dividends from net investment income	(0.11)	(0.12)	(0.12)	(0.02)		(0.05)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.04)	(1.17)	(2.04)	(0.02)		(0.11)
Net asset value, end of year	$11.66	$10.54	$10.48	$11.18		$9.31
Total investment return(2)	21.20%	12.13%	12.35%	20.28%		0.61%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$113,213	$105,709	$105,975	$108,369		$1,073
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.29%	1.31%	1.39%	1.42%		2.85%
After expense reimbursement and earnings credits	1.10%	1.10%	1.10%	1.10%		1.10%
Net investment income to average net assets	1.12%	1.07%	1.09%	0.86%		1.33%
Portfolio turnover	27%	41%	49%	170%		59%
	Class B
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.39	$10.31	$10.99	$9.21		$9.32
Net investment income(1)	0.04	0.03	0.04	0.01		0.05
Net realized and unrealized gain (loss) from investment activities	2.00	1.10	1.20	1.77		(0.07)
Total income (loss) from investment operations	2.04	1.13	1.24	1.78		(0.02)
Dividends from net investment income	—	—	—	(0.00	)(3)	(0.03)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(0.93)	(1.05)	(1.92)	(0.00)		(0.09)
Net asset value, end of year	$11.50	$10.39	$10.31	$10.99		$9.21
Total investment return(2)	20.21%	11.25%	11.59%	19.38%		(0.17)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,061	$1,978	$4,997	$14,556		$709
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.19%	2.15%	2.35%	2.31%		3.42%
After expense reimbursement and earnings credits	1.85%	1.85%	1.85%	1.85%		1.85%
Net investment income to average net assets	0.39%	0.32%	0.34%	0.11%		0.58%
Portfolio turnover	27%	41%	49%	170%		59%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.

	Class C
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.34	$10.30	$11.00	$9.22		$9.33
Net investment income(1)	0.04	0.03	0.04	0.01		0.05
Net realized and unrealized gain (loss) from investment activities	1.99	1.10	1.20	1.77		(0.07)
Total income (loss) from investment operations	2.03	1.13	1.24	1.78		(0.02)
Dividends from net investment income	(0.02)	(0.04)	(0.02)	(0.00	)(3)	(0.03)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(0.95)	(1.09)	(1.94)	(0.00)		(0.09)
Net asset value, end of year	$11.42	$10.34	$10.30	$11.00		$9.22
Total investment return(2)	20.24%	11.26%	11.62%	19.34%		(0.13)%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$15,919	$15,683	$17,235	$19,530		$1,025
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.06%	2.08%	2.19%	2.17%		3.04%
After expense reimbursement and earnings credits	1.85%	1.85%	1.85%	1.85%		1.85%
Net investment income to average net assets	0.37%	0.32%	0.34%	0.11%		0.58%
Portfolio turnover	27%	41%	49%	170%		59%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004		2003
Net asset value, beginning of year	$10.58	$10.52	$11.22	$9.33		$9.38
Net investment income(1)	0.15	0.14	0.14	0.11		0.13
Net realized and unrealized gain (loss) from investment activities	2.05	1.12	1.24	1.80		(0.06)
Total income (loss) from investment operations	2.20	1.26	1.38	1.91		0.07
Dividends from net investment income	(0.14)	(0.15)	(0.16)	(0.02)		(0.06)
Distributions from net realized gains	(0.93)	(1.05)	(1.92)	—		(0.06)
Total dividends/distributions	(1.07)	(1.20)	(2.08)	(0.02)		(0.12)
Net asset value, end of year	$11.71	$10.58	$10.52	$11.22		$9.33
Total investment return(2)	21.52%	12.37%	12.74%	20.49%		0.89%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$9,074	$7,172	$5,760	$4,516		$4,790
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.06%	1.06%	1.13%	1.27%		2.62%
After expense reimbursement and earnings credits	0.85%	0.85%	0.85%	0.85%		0.85%
Net investment income to average net assets	1.36%	1.32%	1.34%	1.10%		1.58%
Portfolio turnover	27%	41%	49%	170%		59%

See accompanying notes to financial statements.

UBS U.S. Mid Cap Growth Equity Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A			Class C
	For the year ended June 30, 2007	For the period ended June 30, 2006(3)		For the year ended June 30, 2007	For the period ended June 30, 2006(5)
Net asset value, beginning of period	$9.60	$10.15		$9.58	$10.41
Net investment loss(1)	(0.10)	(0.02)		(0.17)	(0.03)
Net realized and unrealized gain (loss) from investment activities	1.63	(0.53)		1.62	(0.80)
Total income (loss) from investment operations	1.53	(0.55)		1.45	(0.83)
Net asset value, end of period	$11.13	$9.60		$11.03	$9.58
Total investment return(2)	15.94%	(5.42)%		15.14%	(7.97)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$261	$162		$82	$67
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	4.61%	6.59	%(4)	5.10%	7.52	%(4)
After expense reimbursement and earnings credits	1.45%	1.45	%(4)	2.20%	2.20	%(4)
Net investment loss to average net assets	(0.99)%	(0.87	)%(4)	(1.73)%	(1.62	)%(4)
Portfolio turnover	72%	12%		72%	12%

	Class Y
	For the year ended June 30, 2007	For the period ended June 30, 2006(6)
Net asset value, beginning of period	$9.61	$10.00
Net investment loss(1)	(0.07)	(0.02)
Net realized and unrealized gain (loss) from investment activities	1.62	(0.37)
Total income (loss) from investment operations	1.55	(0.39)
Dividends from net investment income	(0.01)	—
Net asset value, end of period	$11.15	$9.61
Total investment return(2)	16.17%	(3.90)%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$5,580	$4,805
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	4.31%	5.90	%(4)
After expense reimbursement and earnings credits	1.20%	1.20	%(4)
Net investment loss to average net assets	(0.73)%	(0.61	)%(4)
Portfolio turnover	72%	12%

(1)  The net investment loss per share data was determined by using average shares outstanding throughout the period.

(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

(3)  For the period March 31, 2006 (commencent of issuance) through June 30, 2006.

(4)  Annualized.

(5)  For the period April 21, 2006 (commencement of issuance) through June 30, 2006.

(6)  For the period March 27, 2006 (commencement of operations) through June 30, 2006.

See accompanying notes to financial statements.

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UBS U.S. Small Cap Growth Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.41	$13.65	$12.41	$10.00	$9.79
Net investment loss(1)	(0.14)	(0.12)	(0.11)	(0.11)	(0.08)
Net realized and unrealized gain from investment activities	2.14	1.45	1.55	2.55	0.29
Total income from investment operations	2.00	1.33	1.44	2.44	0.21
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$15.94	$14.41	$13.65	$12.41	$10.00
Total investment return(2)	14.18%	9.88%	11.63%	24.45%	2.14%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$149,362	$151,731	$110,795	$73,833	$9,841
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.65%	1.50%	1.59%	1.56%	1.71%
After expense reimbursement and earnings credits	1.28%	1.28%	1.28%	1.28%	1.40%
Net investment loss to average net assets	(0.93)%	(0.82)%	(0.88)%	(0.90)%	(0.90)%
Portfolio turnover	34%	49%	50%	75%	69%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.91	$13.29	$12.17	$9.89	$9.75
Net investment loss(1)	(0.24)	(0.22)	(0.20)	(0.20)	(0.14)
Net realized and unrealized gain from investment activities	2.05	1.41	1.52	2.51	0.28
Total income from investment operations	1.81	1.19	1.32	2.31	0.14
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$15.25	$13.91	$13.29	$12.17	$9.89
Total investment return(2)	13.32%	9.09%	10.86%	23.40%	1.44%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,798	$5,598	$9,592	$11,683	$1,132
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.29%	2.39%	2.53%	2.55%	2.47%
After expense reimbursement and earnings credits	2.03%	2.03%	2.03%	2.03%	2.15%
Net investment loss to average net assets	(1.69)%	(1.57)%	1.63%	(1.62)%	(1.65)%
Portfolio turnover	34%	49%	50%	75%	69%

(1)  The net investment loss per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$13.89	$13.28	$12.16	$9.88	$9.74
Net investment loss(1)	(0.24)	(0.22)	(0.20)	(0.20)	(0.14)
Net realized and unrealized gain from investment activities	2.05	1.40	1.52	2.51	0.28
Total income from investment operations	1.81	1.18	1.32	2.31	0.14
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$15.23	$13.89	$13.28	$12.16	$9.88
Total investment return(2)	13.33%	9.02%	10.87%	23.43%	1.44%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$7,877	$8,329	$8,661	$9,580	$757
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.28%	2.31%	2.45%	2.54%	2.47%
After expense reimbursement and earnings credits	2.03%	2.03%	2.03%	2.03%	2.15%
Net investment loss to average net assets	(1.68)%	(1.57)%	(1.63)%	(1.63)%	(1.65)%
Portfolio turnover	34%	49%	50%	75%	69%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$14.75	$13.93	$12.63	$10.15	$9.92
Net investment loss(1)	(0.10)	(0.08)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain from investment activities	2.20	1.47	1.58	2.59	0.29
Total income from investment operations	2.10	1.39	1.50	2.51	0.23
Distributions from net realized gains	(0.47)	(0.57)	(0.20)	(0.03)	—
Net asset value, end of year	$16.38	$14.75	$13.93	$12.63	$10.15
Total investment return(2)	14.54%	10.12%	11.90%	24.78%	2.32%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$303,029	$269,696	$146,725	$91,406	$39,785
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.18%	1.13%	1.14%	1.21%	1.49%
After expense reimbursement and earnings credits	1.03%	1.03%	1.03%	1.03%	1.15%
Net investment loss to average net assets	(0.68)%	(0.57)%	(0.63)%	(0.66)%	(0.66)%
Portfolio turnover	34%	49%	50%	75%	69%

See accompanying notes to financial statements.

UBS Absolute Return Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,		For the period ended
	2007	2006	June 30, 2005(3)
Net asset value, beginning of period	$10.14	$9.98	$10.00
Net investment income(1)	0.35	0.28	0.03
Net realized and unrealized gain (loss) from investment activities	(0.06)	0.18	(0.02)
Total income from investment operations	0.29	0.46	0.01
Dividends from net investment income	(0.30)	(0.29)	(0.03)
Distributions from net realized gains	(0.08)	(0.01)	—
Total dividends/distributions	(0.38)	(0.30)	(0.03)
Net asset value, end of period	$10.05	$10.14	$9.98
Total investment return(2)	2.87%	4.65%	0.06%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$257,180	$212,983	$105,373
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.95%	0.96%	1.31	%(4)
After expense reimbursement/recoupment and earnings credits	0.95%	0.99%	1.00	%(4)
Net investment income to average net assets	3.43%	2.78%	1.75	%(4)
Portfolio turnover	56%	96%	22%

	Class Y
	Year ended June 30,		For the period ended
	2007	2006	June 30, 2005(3)
Net asset value, beginning of period	$10.15	$9.98	$10.00
Net investment income(1)	0.37	0.30	0.03
Net realized and unrealized gain (loss) from investment activities	(0.07)	0.19	(0.02)
Total income from investment operations	0.30	0.49	0.01
Dividends from net investment income	(0.32)	(0.31)	(0.03)
Distributions from net realized gains	(0.08)	(0.01)	—
Total dividends/distributions	(0.40)	(0.32)	(0.03)
Net asset value, end of period	$10.05	$10.15	$9.98
Total investment return(2)	2.96%	4.94%	0.09%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$259,089	$232,208	$20,004
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	0.75%	0.77%	1.11	%(4)
After expense reimbursement/recoupment and earnings credits	0.75%	0.77%	0.85	%(4)
Net investment income to average net assets	3.63%	3.00%	1.90	%(4)
Portfolio turnover	56%	96%	22%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  For the period April 27, 2005 (commencement of operations) through June 30, 2005.
(4)  Annualized.

	Class C
	Year ended June 30,		For the period ended
	2007	2006	June 30, 2005(3)
Net asset value, beginning of period	$10.14	$9.98	$10.00
Net investment income(1)	0.31	0.24	0.02
Net realized and unrealized gain (loss) from investment activities	(0.06)	0.18	(0.02)
Total income from investment operations	0.25	0.42	0.00
Dividends from net investment income	(0.27)	(0.25)	(0.02)
Distributions from net realized gains	(0.08)	(0.01)	—
Total dividends/distributions	(0.35)	(0.26)	(0.02)
Net asset value, end of period	$10.04	$10.14	$9.98
Total investment return(2)	2.42%	4.30%	0.01%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$37,548	$30,618	$16,973
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment and earnings credits	1.29%	1.32%	1.68	%(4)
After expense reimbursement/recoupment and earnings credits	1.30%	1.35%	1.35	%(4)
Net investment income to average net assets	3.07%	2.42%	1.40	%(4)
Portfolio turnover	56%	96%	22%

See accompanying notes to financial statements.

UBS Global Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.50	$9.83	$9.87	$10.24	$9.01
Net investment income(1)	0.26	0.19	0.17	0.19	0.24
Net realized and unrealized gain (loss) from investment activities	(0.10)	(0.15)	0.34	0.35	1.21
Total income (loss) from investment operations	0.16	0.04	0.51	0.54	1.45
Dividends from net investment income	(0.25)	(0.37)	(0.55)	(0.91)	(0.22)
Net asset value, end of period	$9.41	$9.50	$9.83	$9.87	$10.24
Total investment return(2)	1.67%	0.51%	5.05%	5.21%	16.34%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$14,093	$15,546	$16,701	$14,610	$11,659
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.40%	1.48%	1.48%	1.55%	1.53%
After expense reimbursement and earnings credits	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income to average net assets	2.67%	1.97%	1.65%	1.84%	2.44%
Portfolio turnover	74%	114%	112%	186%	145%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$9.52	$9.85	$9.88	$10.25	$9.01
Net investment income(1)	0.18	0.12	0.09	0.11	0.16
Net realized and unrealized gain (loss) from investment activities	(0.09)	(0.15)	0.35	0.35	1.23
Total income (loss) from investment operations	0.09	(0.03)	0.44	0.46	1.39
Dividends from net investment income	(0.18)	(0.30)	(0.47)	(0.83)	(0.15)
Net asset value, end of year	$9.43	$9.52	$9.85	$9.88	$10.25
Total investment return(2)	0.90%	(0.26)%	4.29%	4.38%	15.61%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$215	$420	$1,153	$1,536	$1,755
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.17%	2.25%	2.30%	2.33%	2.30%
After expense reimbursement and earnings credits	1.90%	1.90%	1.90%	1.90%	1.90%
Net investment income to average net assets	1.92%	1.22%	0.90%	1.09%	1.69%
Portfolio turnover	74%	114%	112%	186%	145%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  For the period July 2, 2002 (commencement of issuance) through June 30, 2003.
(4)  Annualized.

	Class C
	Year ended June 30,				For the period ended
	2007	2006	2005	2004	June 30, 2003(3)
Net asset value, beginning of period	$9.47	$9.81	$9.85	$10.23	$9.00
Net investment income(1)	0.21	0.14	0.12	0.14	0.19
Net realized and unrealized gain (loss) from investment activities	(0.10)	(0.15)	0.35	0.34	1.22
Total income (loss) from investment operations	0.11	(0.01)	0.47	0.48	1.41
Dividends from net investment income	(0.20)	(0.33)	(0.51)	(0.86)	(0.18)
Net asset value, end of period	$9.38	$9.47	$9.81	$9.85	$10.23
Total investment return(2)	1.17%	(0.09)%	4.60%	4.64%	15.84%
Ratios/Supplemental data:
Net assets, end of period (in 000s)	$1,491	$2,426	$3,081	$3,451	$3,198
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.77%	1.88%	1.92%	1.99%	2.01	%(4)
After expense reimbursement and earnings credits	1.65%	1.65%	1.65%	1.65%	1.65	%(4)
Net investment income to average net assets	2.17%	1.47%	1.15%	1.34%	1.94	%(4)
Portfolio turnover	74%	114%	112%	186%	145%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.51	$10.84	$10.83	$11.16	$9.79
Net investment income(1)	0.31	0.23	0.21	0.23	0.28
Net realized and unrealized gain (loss) from investment activities	(0.10)	(0.17)	0.38	0.38	1.33
Total income (loss) from investment operations	0.21	0.06	0.59	0.61	1.61
Dividends from net investment income	(0.27)	(0.39)	(0.58)	(0.94)	(0.24)
Net asset value, end of year	$10.45	$10.51	$10.84	$10.83	$11.16
Total investment return(2)	2.03%	0.65%	5.36%	5.43%	16.72%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$107,465	$80,536	$52,345	$41,016	$35,484
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.03%	1.16%	1.16%	1.24%	1.32%
After expense reimbursement and earnings credits	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income to average net assets	2.93%	2.22%	1.90%	2.09%	2.69%
Portfolio turnover	74%	114%	112%	186%	145%

See accompanying notes to financial statements.

UBS High Yield Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.89	$7.14	$7.06	$6.84	$6.36
Net investment income(1)	0.50	0.55	0.57	0.58	0.56
Net realized and unrealized gain (loss) from investment activities	0.08	(0.24)	0.10	0.22	0.50
Total income from investment operations	0.58	0.31	0.67	0.80	1.06
Dividends from net investment income	(0.55)	(0.56)	(0.59)	(0.58)	(0.58)
Net asset value, end of year	$6.92	$6.89	$7.14	$7.06	$6.84
Total investment return(2)	8.60%	4.48%	9.66%	12.15%	17.70%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$45,031	$51,121	$66,677	$72,614	$76,309
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.28%	1.37%	1.28%	1.31%	1.29%
After expense reimbursement and earnings credits	1.20%	1.20%	1.20%	1.20%	0.95%
Net investment income to average net assets	7.16%	7.86%	7.83%	8.27%	8.72%
Portfolio turnover	46%	64%	61%	80%	71%
	Class B
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.89	$7.14	$7.06	$6.83	$6.35
Net investment income(1)	0.45	0.50	0.51	0.53	0.51
Net realized and unrealized gain (loss) from investment activities	0.09	(0.25)	0.10	0.23	0.50
Total income from investment operations	0.54	0.25	0.61	0.76	1.01
Dividends from net investment income	(0.50)	(0.50)	(0.53)	(0.53)	(0.53)
Net asset value, end of year	$6.93	$6.89	$7.14	$7.06	$6.83
Total investment return(2)	7.93%	3.69%	8.79%	11.48%	16.83%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$2,386	$2,497	$3,945	$7,844	$13,130
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	2.04%	2.09%	1.99%	2.05%	2.05%
After expense reimbursement and earnings credits	1.95%	1.95%	1.95%	1.95%	1.70%
Net investment income to average net assets	6.42%	7.11%	7.08%	7.53%	7.97%
Portfolio turnover	46%	64%	61%	80%	71%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

	Class C
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.89	$7.14	$7.06	$6.84	$6.35
Net investment income(1)	0.47	0.52	0.53	0.55	0.53
Net realized and unrealized gain (loss) from investment activities	0.08	(0.25)	0.10	0.22	0.51
Total income from investment operations	0.55	0.27	0.63	0.77	1.04
Dividends from net investment income	(0.51)	(0.52)	(0.55)	(0.55)	(0.55)
Net asset value, end of year	$6.93	$6.89	$7.14	$7.06	$6.84
Total investment return(2)	8.05%	3.95%	9.09%	11.59%	17.29%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$11,330	$12,177	$15,389	$17,499	$18,969
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.78%	1.86%	1.79%	1.82%	1.79%
After expense reimbursement and earnings credits	1.70%	1.70%	1.70%	1.70%	1.45%
Net investment income to average net assets	6.66%	7.36%	7.33%	7.78%	8.22%
Portfolio turnover	46%	64%	61%	80%	71%
	Class Y
	Year ended June 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.92	$7.17	$7.10	$6.87	$6.38
Net investment income(1)	0.52	0.57	0.59	0.61	0.58
Net realized and unrealized gain (loss) from investment activities	0.09	(0.24)	0.09	0.23	0.50
Total income from investment operations	0.61	0.33	0.68	0.84	1.08
Dividends from net investment income	(0.57)	(0.58)	(0.61)	(0.61)	(0.59)
Net asset value, end of year	$6.96	$6.92	$7.17	$7.10	$6.87
Total investment return(2)	8.98%	4.72%	9.82%	12.66%	18.08%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$47,768	$33,015	$30,277	$48,038	$71,819
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.98%	1.06%	0.96%	0.92%	1.05%
After expense reimbursement and earnings credits	0.95%	0.95%	0.95%	0.92%	0.70%
Net investment income to average net assets	7.43%	8.11%	8.08%	8.55%	8.97%
Portfolio turnover	46%	64%	61%	80%	71%

See accompanying notes to financial statements.

UBS U.S. Bond Fund—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.27		$10.73	$10.56	$10.99	$10.51
Net investment income(1)	0.32		0.40	0.39	0.39	0.42
Net realized and unrealized gain (loss) from investment activities	0.24		(0.42)	0.20	(0.37)	0.52
Total income (loss) from investment operations	0.56		(0.02)	0.59	0.02	0.94
Dividends from net investment income	(0.37)		(0.44)	(0.42)	(0.45)	(0.46)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.46		$10.27	$10.73	$10.56	$10.99
Total investment return(2)	5.39	%(4)	(0.07)%	5.72%	0.18%	9.17%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$29,356		$31,285	$34,282	$31,420	$31,337
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.07%		1.07%	1.19%	1.11%	1.04%
After expense reimbursement and earnings credits	0.85%		0.85%	0.85%	0.85%	0.85%
Net investment income to average net assets	3.08%		3.79%	3.61%	3.58%	3.89%
Portfolio turnover	209%		229%	174%	137%	180%
	Class B
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.28		$10.74	$10.56	$10.97	$10.50
Net investment income(1)	0.25		0.32	0.31	0.30	0.34
Net realized and unrealized gain (loss) from investment activities	0.23		(0.42)	0.21	(0.36)	0.52
Total income (loss) from investment operations	0.48		(0.10)	0.52	(0.06)	0.86
Dividends from net investment income	(0.29)		(0.36)	(0.34)	(0.35)	(0.39)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.47		$10.28	$10.74	$10.56	$10.97
Total investment return(2)	4.70	%(4)	(0.93)%	4.96%	(0.55)%	8.30%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$442		$808	$1,620	$2,043	$3,646
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.84%		1.83%	2.00%	2.00%	1.79%
After expense reimbursement and earnings credits	1.60%		1.60%	1.60%	1.60%	1.60%
Net investment income to average net assets	2.39%		3.04%	2.86%	2.82%	3.14%
Portfolio turnover	209%		229%	174%	137%	180%

(1)  The net investment income per share data was determined by using average shares outstanding throughout the year.
(2)  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.
(3)  Amount represents less than $0.005 per share.
(4)  During the fiscal year ended June 30, 2007, the Fund's total investment return included a reimbursement by the Investment Advisor for amounts relating to a trading error that had an impact on the total return of less than 0.005%.

	Class C
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.26		$10.72	$10.55	$10.98	$10.50
Net investment income(1)	0.27		0.34	0.33	0.33	0.37
Net realized and unrealized gain (loss) from investment activities	0.24		(0.41)	0.22	(0.37)	0.52
Total income (loss) from investment operations	0.51		(0.07)	0.55	(0.04)	0.89
Dividends from net investment income	(0.32)		(0.39)	(0.38)	(0.39)	(0.41)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.45		$10.26	$10.72	$10.55	$10.98
Total investment return(2)	4.98	%(4)	(0.67)%	5.25%	(0.37)%	8.65%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$1,525		$1,530	$2,068	$2,195	$3,164
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	1.55%		1.56%	1.64%	1.65%	1.54%
After expense reimbursement and earnings credits	1.35%		1.35%	1.35%	1.35%	1.35%
Net investment income to average net assets	2.56%		3.29%	3.11%	3.08%	3.39%
Portfolio turnover	209%		229%	174%	137%	180%
	Class Y
	Year ended June 30,
	2007		2006	2005	2004	2003
Net asset value, beginning of year	$10.27		$10.72	$10.57	$11.01	$10.53
Net investment income(1)	0.34		0.42	0.41	0.41	0.45
Net realized and unrealized gain (loss) from investment activities	0.25		(0.41)	0.21	(0.37)	0.52
Total income (loss) from investment operations	0.59		0.01	0.62	0.04	0.97
Dividends from net investment income	(0.40)		(0.46)	(0.47)	(0.48)	(0.49)
Net increase from payment by Advisor	0.00	(3)	—	—	—	—
Net asset value, end of year	$10.46		$10.27	$10.72	$10.57	$11.01
Total investment return(2)	5.76	%(4)	0.14%	5.95%	0.40%	9.42%
Ratios/Supplemental data:
Net assets, end of year (in 000s)	$163,172		$105,526	$109,568	$89,281	$78,807
Ratio of expenses to average net assets:
Before expense reimbursement and earnings credits	0.76%		0.82%	0.78%	0.80%	0.79%
After expense reimbursement and earnings credits	0.60%		0.60%	0.60%	0.60%	0.60%
Net investment income to average net assets	3.27%		4.04%	3.86%	3.83%	4.14%
Portfolio turnover	209%		229%	174%	137%	180%

See accompanying notes to financial statements.

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the UBS PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information"). The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information. The Funds may share Personal Information described above with their affiliates for marketing and other business purposes, such as to facilitate the servicing of accounts. The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law. Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them. The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Global Asset Management

Ticker symbols

UBS Dynamic Alpha Fund Class:

A: BNAAX	B: BNABX	C: BNACX	Y: BNAYX

UBS Global Allocation Fund Class:

A: BNGLX	B: BNPBX	C: BNPCX	Y: BPGLX

UBS Global Frontier Fund Class:

A: BGFAX	C: BGFCX	Y: BGFYX

UBS Global Equity Fund Class:

A: BNGEX	B: BNEBX	C: BNECX	Y: BPGEX

UBS International Equity Fund Class:

A: BNIEX	B: BNIBX	C: BNICX	Y: BNUEX

UBS U.S. Equity Alpha Fund

A: BEAAX	C: BEACX	Y: BEAYX

UBS U.S. Large Cap Equity Fund Class:

A: BNEQX	B: BNQBX	C: BNQCX	Y: BPEQX

UBS U.S. Large Cap Growth Fund Class:

A: BNLGX	B: BNWBX	C: BNWCX	Y: BLGIX

UBS U.S. Large Cap Value Equity Fund Class:

A: BNVAX	B: BNVBX	C: BNVCX	Y: BUSVX

UBS U.S. Mid Cap Growth Equity Fund

A: BMDAX	C: BMDDX	Y: BMDYX

UBS U.S. Small Cap Growth Fund Class:

A: BNSCX	B: BNMBX	C: BNMCX	Y: BISCX

UBS Absolute Return Bond Fund Class:

A: BNRAX	C: BNRCX	Y: BNRYX

UBS Global Bond Fund Class:

A: BNGBX	B: BNDBX	C: BNDCX	Y: BPGBX

UBS High Yield Fund Class:

A: BNHYX	B: BNHBX	C: BNHCX	Y: BIHYX

UBS U.S. Bond Fund Class:

A: BNBDX	B: BNOBX	C: BNOCX	Y: BPBDX

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568. The annual and semiannual reports may also be obtained, free of charge, by accessing the documents on the Funds' Web Site at http://www.ubs.com/globalam. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the Advisor has not made the SAI available on its Web Site.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

The UBS Funds

Investment Company Act File No. 811-6637

© 2007 UBS Global Asset Management (Americas) Inc.
All rights reserved.

The UBS Funds

UBS Emerging Markets Equity Fund

UBS U.S. Real Estate Equity Fund

UBS U.S. Small Cap Equity Fund

UBS Emerging Markets Debt Fund

Prospectus

October 28, 2007

This prospectus offers Class A, Class C and Class Y shares in four of the series (each, a "Fund" and, collectively, the "Funds") of The UBS Funds (the "Trust") listed above. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your Fund shares. Class Y shares are available only to certain types of investors. The Funds have not yet commenced operations and, therefore, are currently not offered for sale to or available for purchase by shareholders.

As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved any Fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Not FDIC Insured. May lose value. No bank guarantee.

The UBS Funds

Contents

The UBS Funds

What every investor should know about the Funds

UBS Emerging Markets Equity Fund

Investment objective, strategies, securities selection and risks	Page 3

Performance	Page 6

Expenses and fee tables	Page 7

UBS U.S. Real Estate Equity Fund

Investment objective, strategies, securities selection and risks	Page 9

Performance	Page 11

Expenses and fee tables	Page 12

UBS U.S. Small Cap Equity Fund

Investment objective, strategies, securities selection and risks	Page 14

Performance	Page 16

Expenses and fee tables	Page 17

UBS Emerging Markets Debt Fund

Investment objective, strategies, securities selection and risks	Page 19

Performance	Page 22

Expenses and fee tables	Page 23

Your investment

Information for managing your Fund account

Managing your Fund account	Page 25

—Flexible pricing

—Buying shares

—Selling shares

—Exchanging shares

—Pricing and valuation

Additional information

Additional important information about the Funds

Management	Page 36

Disclosure of portfolio holdings	Page 38

Dividends and taxes	Page 38

Supplemental investment advisor performance information	Page 41

Financial highlights	Page 50

Where to learn more about the Funds	Back cover

Please find the UBS Funds' privacy notice inside the back cover of this prospectus.

The Funds are not a complete or balanced investment program.

UBS Global Asset Management
2

The UBS Funds

UBS Emerging Markets Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize capital appreciation.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging market countries. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock. Securities tied economically to emerging market countries include securities on which the return is derived from issuers in emerging market countries, such as equity swap contracts and equity swap index contracts. The Fund may invest in stocks of companies of any size.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements and swap agreements. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

The Fund intends to invest primarily in a portfolio of equity securities of issuers located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Up to 20% of the Fund's net assets may be invested in higher-yielding, lower-rated fixed income securities. The Fund may invest in fixed income securities of any maturity, but generally invests in securities having an initial maturity of more than one year. These securities are rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group ("S&P"). Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Securities in these categories may also be called "high yield bonds" or "junk bonds." The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside of the United States. The Fund may also invest in securities of small capitalization companies.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities that are tied economically to emerging markets countries.

Securities selection

The Fund's management process begins with an analysis of the fundamental economic and political elements that drive capital market risks and returns. UBS Global Asset Management (Americas) Inc., the Fund's investment advisor ("UBS Global AM (Americas)" or the "Advisor") combines this "top-down" analysis with proven fundamental security research or "bottom-up" analysis. Investment decisions represent the synthesis of quantitative estimates and qualitative judgments of the portfolio management team.

The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic

UBS Global Asset Management
3

The UBS Funds

UBS Emerging Markets Equity Fund

discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

For each security under analysis, an intrinsic value is estimated based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers and other independent sources of information. This intrinsic value estimate is a function of the present value of the estimated future cash flows. The resulting intrinsic value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a price below the estimated intrinsic value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic value allows comparison across industries and countries.

The Advisor's investment specialists are organized along sector lines. Through an intensive process of company visits and interactions with industry specialists, analysts gain an understanding of both the company and the dynamics of the company's industry. There is a continuous effort to identify non-consensus sources of information. Analysts are able to draw on the resources of the entire UBS Global Asset Management global research team. This is increasingly important as more companies operate in a global context. The goal is to gain a clear understanding of the medium-term (up to five years) and long-term prospects of the company, and in particular, its ability to generate earnings.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the Statement of Additional Information ("SAI") for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal

UBS Global Asset Management
4

The UBS Funds

UBS Emerging Markets Equity Fund

in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Small company risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
5

The UBS Funds

UBS Emerging Markets Equity Fund

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

UBS Global Asset Management
6

The UBS Funds

UBS Emerging Markets Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of amount redeemed, within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	1.10%	1.10%	1.10%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other expenses(5)	0.56%	0.56%	0.56%
Total annual fund operating expenses	1.91%	2.66%	1.66%
Less management fee waiver/expense reimbursements	0.06%	0.06%	0.06%
Net expenses(6)	1.85%	2.60%	1.60%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)   Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The fees and expenses are based on estimates.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2008, do not exceed 1.85% for Class A shares, 2.60% for Class C shares and 1.60% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

UBS Global Asset Management
7

The UBS Funds

UBS Emerging Markets Equity Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$728	$1,112
Class C (assuming sale of all shares at end of period)	363	821
Class C (assuming no sale of shares)	263	821
Class Y	163	518

*  The costs described in the example reflect the "Net expenses" of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.

UBS Global Asset Management
8

The UBS Funds

UBS U.S. Real Estate Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers. These may include real estate investment trusts ("REITs") that own properties or make construction or mortgage loans, real estate developers and companies with substantial real estate holdings and other companies whose products and services are related to the real estate industry, and derive 50% of their assets, gross income or net profits from the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage service companies. REITs and other real estate securities may be of any market capitalization, including small capitalization (below $2.5 billion). Investments in equity securities may include, but are not limited to, common stock and preferred stock.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers.

Securities selection

The Fund is a sector fund, a category of funds created in response to changing market conditions and for the varied and dynamic needs of shareholders. The Fund focuses on the real estate sector, generally a narrower market segment than many other funds, and may be considered a complement to a diversified investment program. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. For each security under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, increased portfolio turnover may result in higher costs for brokerage commissions, transaction costs and taxable gains.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Industry concentration risk—The risk that changes in economic, political or other conditions may have a particularly negative effect on issuers in an industry or sector in which the Fund's investments

UBS Global Asset Management
9

The UBS Funds

UBS U.S. Real Estate Equity Fund

are concentrated. The Fund invests principally in the real estate sector by purchasing securities issued by REITs. There is, therefore, a risk that changes in real estate values or interest rates, along with economic downturns, can have a substantial impact on the Fund's investments. The Fund's portfolio may be more volatile than a Fund with a broader range of investments.

•  Prepayment or call risk—The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to re-invest in obligations with lower interest rates than the original obligations.

•  Small company risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
10

The UBS Funds

UBS U.S. Real Estate Equity Fund

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

UBS Global Asset Management
11

The UBS Funds

UBS U.S. Real Estate Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	0.90%	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other expenses(5)	0.31%	0.31%	0.31%
Total annual fund operating expenses	1.46%	2.21%	1.21%
Less management fee waiver/expense reimbursements	0.16%	0.16%	0.16%
Net expenses(6)	1.30%	2.05%	1.05%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The fees and expenses are based on estimates.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2008, do not exceed 1.30% for Class A shares, 2.05% for Class C shares and 1.05% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

UBS Global Asset Management
12

The UBS Funds

UBS U.S. Real Estate Equity Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$675	$971
Class C (assuming sale of all shares at end of period)	308	676
Class C (assuming no sale of shares)	208	676
Class Y	107	368

*  The costs described in the example reflect the "Net expenses" of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.

UBS Global Asset Management
13

The UBS Funds

UBS U.S. Small Cap Equity Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies. Small capitalization companies are those companies with market capitalizations of $2.5 billion or less at the time of purchase. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock and preferred stock.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options and futures. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets. The Fund is a non-diversified fund.

Under certain market conditions, the Fund may invest in companies at the time of their initial public offering (IPO).

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

Securities selection

The Advisor looks for companies with strong and innovative management, good financial controls, increasing market share, diversified product/service offerings and low market-to-sales ratios relative to similar companies. In selecting securities, the Advisor focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is the Advisor's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, the Advisor bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. The Advisor then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

The Fund will invest in companies within its capitalization range as described above. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to pursue its investment objective. The Advisor actively manages the Fund. As such, the Fund may have high portfolio turnover, which may result in higher costs for brokerage commissions, transaction costs and taxable gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and

UBS Global Asset Management
14

The UBS Funds

UBS U.S. Small Cap Equity Fund

bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

•  Small company risk—The risk that investments in smaller companies may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The trading volume of smaller company securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for the securities of smaller companies generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because the Fund invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

•  IPO risk—Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
15

The UBS Funds

UBS U.S. Small Cap Equity Fund

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

UBS Global Asset Management
16

The UBS Funds

UBS U.S. Small Cap Equity Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	5.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	1.00%	None
Exchange fee	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.25%	1.00%	None
Other expenses(5)	0.52%	0.54%	0.49%
Total annual fund operating expenses	1.77%	2.54%	1.49%
Less management fee waiver/expense reimbursements	0.37%	0.39%	0.34%
Net expenses(6)	1.40%	2.15%	1.15%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The fees and expenses are based on estimates.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2008, do not exceed 1.40% for Class A shares, 2.15% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

UBS Global Asset Management
17

The UBS Funds

UBS U.S. Small Cap Equity Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$685	$1,043
Class C (assuming sale of all shares at end of period)	318	753
Class C (assuming no sale of shares)	218	753
Class Y	117	438

*  The costs described in the example reflect the "Net expenses" of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.

UBS Global Asset Management
18

The UBS Funds

UBS Emerging Markets Debt Fund

Investment objective, strategies, securities selection and risks

Fund objective

The Fund seeks to maximize total return, consisting of capital appreciation and current income.

Principal investment strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging market countries. The Fund may invest in debt securities of any maturity, but generally invests in securities having an initial maturity of more than one year. The Fund is a non-diversified fund.

Such investments may include, but are not limited to, debt securities issued by governments, government-related entities (including participation in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets.

The Fund may, but is not required to, use derivative instruments ("Derivatives") for risk management purposes or as part of the Fund's investment strategies. Generally, Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of Derivatives include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Fund may use Derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund intends to invest primarily in a portfolio of debt securities located in at least three emerging market countries, which may be located in Asia, Europe, Latin America, Africa or the Middle East. The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. As these markets change and other countries' markets develop, the Fund expects the countries in which it invests to change. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

A substantial amount of the Fund's assets may be invested in higher-yielding, lower-rated bonds. Lower-rated bonds are bonds rated in the lower rating categories of Moody's and S&P, including securities rated Ba or lower by Moody's and BB or lower by S&P. Securities rated in these categories are considered to be of poorer quality and predominantly speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may also invest in debt securities on which the return is derived primarily from other emerging market instruments, such as interest rate swap contracts and currency swap contracts. Such investments may be used to satisfy the Fund's 80% investment policy. The Fund may also invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its net assets (plus borrowings for investment purposes, if any) in debt securities that are tied economically to emerging markets countries.

Securities selection

The investment decision-making process can be divided up into two parts—country selection and security selection.

Country selection

The Advisor decides on country over- and under-weights relative to the Fund's benchmark, the J.P. Morgan Emerging Market Bond Index Global, by using a price/value framework. Subjective judgments,

UBS Global Asset Management
19

The UBS Funds

UBS Emerging Markets Debt Fund

such as political risk assessment, also affect the final country decision.

Security selection

The Advisor searches for bonds that will outperform market expectations, given the Advisor's country and market views. The Advisor also seeks to identify potential sales in the Fund's portfolio when risk is not being compensated by expected return. Typically, the Fund invests in US dollar denominated sovereign bonds, but the Advisor also examines corporate and local currency opportunities.

The Advisor's analysis of emerging market bonds is enhanced by an advanced in-house emerging market bond analytics database. The database is specially designed to assimilate the characteristics of emerging market bonds; it allows the Advisor to perform detailed instrument-level analysis.

In addition to macroeconomic research, bottom-up input-such as liquidity considerations, volatility and company risk for specific bonds, to name a few, is also crucial in the Advisor's decision making process.

The Fund may invest in cash or cash equivalent instruments, including shares of an affiliated investment company. When unusual market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents, which may affect the Fund's ability to meet its objective. See the SAI for further information.

Portfolio turnover rates are not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs. It may also result in taxable gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The portfolio turnover rate for the Fund may exceed 100%.

Principal risks

An investment in the Fund is not guaranteed; you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

•  Interest rate risk—The risk that changing interest rates may adversely affect the value of an investment. An increase in prevailing interest rates typically causes the value of fixed income securities to fall, while a decline in prevailing interest rates may cause the market value of fixed income securities to rise. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

•  Foreign investing and emerging markets risks—The risk that prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Also, foreign securities are sometimes less liquid and harder to sell and to value than securities of US issuers. Each of these risks is more severe for securities of issuers in emerging market countries.

•  Credit risk—The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-rated bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-rated) bonds.

•  Market risk—The risk that the market value of the Fund's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole.

UBS Global Asset Management
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The UBS Funds

UBS Emerging Markets Debt Fund

•  Geographic concentration risk—The risk that if the Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

•  Non-diversification risk—The risk that the Fund will be more volatile than a diversified fund because it invests its assets in a smaller number of issuers. The gains or losses on a single security may, therefore, have a greater impact on the Fund's net asset value.

•  Derivatives risk—Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If the Advisor incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using Derivatives, the Fund might have been in a better position if the Fund had not entered into the Derivatives. While some strategies involving Derivatives can protect against the risk of loss, the use of Derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or improper valuation, the risk that changes in the value of a Derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other Derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, and other Derivatives may be substantial (for example, for some Derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the Derivatives). Some Derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for Derivatives and the resulting inability of the Fund to sell or otherwise close out the Derivatives) and interest rate risk (some Derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund's use of Derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

Other information

Commodity pool operator exemption—The Trust has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

UBS Global Asset Management
21

The UBS Funds

UBS Emerging Markets Debt Fund

Performance

There is no performance information quoted for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

UBS Global Asset Management
22

The UBS Funds

UBS Emerging Markets Debt Fund

Expenses and fee tables

Fees and expenses These tables describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder transaction expenses (fees paid directly from your investment)(1)

	Class A	Class C	Class Y
Maximum front-end sales charge (load) imposed on purchases (as a % of offering price)	4.50%	None	None
Maximum contingent deferred sales charge (load) (CDSC) (as a % of purchase or sales price, whichever is less)	None(2)	0.75%	None
Exchange fee	None	None	None
Redemption fee (as a % of amount redeemed within 90 days of purchase, if applicable)(3)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that are deducted from fund assets)(4)

	Class A	Class C	Class Y
Management fees	0.65%	0.65%	0.65%
Distribution and/or service (12b-1) fees	0.25%	0.75%	None
Other expenses(5)	0.50%	0.50%	0.50%
Total annual fund operating expenses(6)	1.40%	1.90%	1.15%

(1)  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25 for such transactions.

(2)  Purchases of $1 million or more that were not subject to a front-end sales charge are subject to a 1% CDSC if sold within one year of the purchase date.

(3)  Please see the section entitled "Redemption fee" for additional information concerning the applicability of the redemption fee.

(4)  The fees and expenses are based on estimates.

(5)  "Other expenses" include, among other expenses, an administrative fee of 0.075% paid by the Fund to UBS Global AM (Americas).

(6)  The Trust, with respect to the Fund, and the Advisor have entered into a written agreement pursuant to which the Advisor has agreed to waive a portion of its management fees and/or to reimburse expenses to the extent necessary so that the Fund's operating expenses, through the fiscal year ending June 30, 2008, do not exceed 1.40% for Class A shares, 1.90% for Class C shares and 1.15% for Class Y shares. Pursuant to the written agreement, the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses for a period of three years following such fee waivers and expense reimbursements to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

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The UBS Funds

UBS Emerging Markets Debt Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Fund has not projected expenses beyond the three-year period shown because the Fund had not commenced investment operations as of the date of this prospectus.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except as described below.* Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years
Class A	$586	$873
Class C (assuming sale of all shares at end of period)	268	597
Class C (assuming no sale of shares)	193	597
Class Y	117	365

*  The costs described in the example reflect the "Net expenses" of the Fund that would result from the contractual fee waiver and expense reimbursement agreement with the Advisor for the first year only and the costs for the 3 years reflect the "Total annual fund operating expenses" without any fee waiver and/or expense reimbursement. If the fee waiver and expense reimbursement continues in effect beyond this year, your costs would be expected to be lower than the amounts shown above under the 3 years estimates.

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The UBS Funds

Managing your Fund account

Flexible pricing

Each Fund offers three classes of shares–Class A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund(s). Class Y shares are only available to certain types of investors.

The Funds have adopted separate plans pertaining to the Class A and Class C shares of the Funds under rule 12b-1 that allow the Funds to pay service and (for Class C shares) distribution fees for the sale of the Funds' shares and services provided to shareholders. Because the 12b-1 fees for Class C shares are paid out of a Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A and Class C shares. See "Sales charge waivers for Class A and Class C shares" later in this prospectus. You may also qualify for a reduced sales charge on Class A shares. See "Sales charge reductions for Class A shares" later in this prospectus.

Class A shares

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of purchase and is not invested in a Fund. Each Fund's Class A shares pay an annual service fee of 0.25% of average net assets. Class A shares pay no distribution fees. The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for each Fund are described in the following tables:

Class A sales charges. UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $50,000	5.50%	5.82%	5.00%
$50,000 to $99,999	4.50	4.71	4.00
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over(1)	None	None	May pay up to 1.00(2)

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The UBS Funds

Class A sales charges. UBS Emerging Markets Debt Fund:

	Sales charge as a percentage of:		Reallowance to selected dealers as
Amount of investment	Offering price	Net amount invested	percentage of offering price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 to $249,999	3.50	3.63	3.00
$250,000 to $499,999	2.50	2.56	2.00
$500,000 to $999,999	2.00	2.04	1.75
$1,000,000 and over(1)	None	None	May pay up to 1.00(2)

(1)  A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under a Fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2)  For sales of $1 million or more, UBS Global Asset Management (US) Inc. pays to the dealer an amount based upon the following schedule: 1.00% on the first $3 million, 0.75% on the next $2 million and 0.50% on the next $5 million.

If you intend to purchase more than $5 million of Class A shares, you should instead purchase Class Y shares, which have lower ongoing expenses.

Class C shares

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets for the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund and 0.50% of average net assets for the UBS Emerging Markets Debt Fund. Class C shares of each Fund also pay an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 1.00% for the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund, applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% for the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund and 0.75% for the UBS Emerging Markets Debt Fund by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales charge waivers for Class A and Class C shares

Class A front-end sales charge waivers—Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.  Redemptions from any registered mutual fund for which UBS Global AM (US) or any of its affiliates serves as principal underwriter if you:

•  Originally paid a front-end sales charge on the shares; and

•  Reinvest the money within 60 days of the redemption date.

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The UBS Funds

The Funds' front-end sales charges will also not apply to Class A purchases by or through:

1.  Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serve as principal underwriter.

2.  Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

3.  Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

4.  Broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

5.  Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with UBS Global AM (US) (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of Fund shares), and their immediate family members, as allowed by the internal policies of their employer.

6.  Insurance company separate accounts.

7.  Reinvestment of capital gains distributions and dividends.

8.  College savings plans organized under Section 529 of the Internal Revenue Code (the "IRC").

Class A and Class C shares contingent deferred sales charge waivers—The contingent deferred sales charge will be waived for:

•  Exchanges between funds for which UBS Global AM (US) or one of its affiliates serves as principal underwriter, if purchasing the same class of shares;

•  Redemptions following the death or disability of the shareholder or beneficial owner;

•  Tax-free returns of excess contributions from employee benefit plans;

•  Distributions from employee benefit plans, including those due to plan termination or plan transfer;

•  Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:

—are limited annually to no more than 12% of the original account value;

—are made in equal monthly amounts, not to exceed 1% per month; and

—the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

•  Redemptions of shares purchased through certain retirement plans.

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The UBS Funds

Sales charge reductions for Class A shares
Right of accumulation A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on purchases of Class A shares by combining a current purchase with certain other Class A, Class C, Class P and/or Class Y shares of Family Funds1 already owned. To determine if you qualify for a reduction of the front-end sales charge, the amount of your current purchase is added to the current net asset value of your other Class A, Class C, Class P and/or Class Y shares, as well as those Class A, Class C, Class P and/or Class Y shares of your spouse and children under the age of 21 and who reside in the same household. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A, Class C, Class P and/or Class Y shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A, Class C, Class P and/or Class Y shares of the Family Funds to determine the front-end sales charge that applies. To qualify for the discount on a purchase through a financial institution, when each purchase is made, the investor or institution must provide UBS Global AM (US) with sufficient information to verify that the purchase qualifies for the privilege or discount. The right of accumulation may be amended or terminated by UBS Global AM (US) at any time as to purchases occurring thereafter.
Shares purchased through a broker/dealer may be subject to different procedures concerning Rights of Accumulation. Please contact your investment professional for more information.

Letter of intent

Investors may also obtain reduced sales charges for Class A shares for investments of a particular amount by means of a written Letter of Intent, which expresses the investor's intention to invest that amount within a period of 13 months in shares of one or more Family Funds1. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A, Class C and/or Class Y shares made not more than three months prior to the date that the investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect; however, the 13-month period during which the Letter of Intent is in effect will begin on the date on which the Letter of Intent is signed.

Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for a right of accumulation discount (described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount, which must be invested immediately. Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would apply to the total investment made to date.

Letter of Intent forms may be obtained from UBS Global AM (US) or from investment professionals. Investors should read the Letter of Intent carefully.

Shares purchased through a broker/dealer may be subject to different procedures concerning Letters of Intent. Please contact your investment professional for more information.

(1)  Please note that any Family Fund that is a money market fund will not count for purposes of the right of accumulation discount or for purposes of satisfying the forms of a Letter of Intent.

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The UBS Funds

Note on sales charge reductions and waivers for Class A and Class C shares

Additional information concerning sales charge reductions and waivers is available in the Funds' SAI. If you think you qualify for any of the sales charge waivers or reductions described previously, you may need to notify and/or provide documentation to UBS Global AM (US). You will also need to notify UBS Global AM (US) of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM (US) may include:

•  Information or records regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

•  Information or records regarding shares of the Fund or other funds held in any account at any financial intermediary by related parties of the shareholder, such as members of the same family; and/or

•  Any information that may be necessary for UBS Global AM (US) to determine your eligibility for a reduction or waiver of a sales charge.

For more information, you should contact your investment professional or call 1-800-647 1568. If you want information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Funds' distribution arrangements and the applicable sales charge reductions and waivers is available on the Funds' Web Site, free of charge, at http://www.ubs.com/globalam.

Class Y shares

Shareholders pay no front-end sales charges on Class Y shares. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Fund's Class A share Reallowance to Selected Dealers' schedule (see pages 25-26) and beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Fund. The one time finder's fee is calculated on the date of purchase and may be paid in four equal installments over the first 12 months of ownership. UBS Global AM (US) reserves the right to suspend these payments at any time in its sole discretion.

The following are eligible to purchase Class Y shares:

•  Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

•  Retirement plan platforms/programs that include Fund shares if the platform/program covers plan assets of at least $100 million;

•  Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

•  Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio;

•  College savings plans organized under Section 529 of the IRC, if shareholder servicing fees are paid exclusively outside of the participating funds;

•  Other investors as approved by the Funds' Board of Trustees;

•  Shareholders who invest a minimum initial amount of $5 million in a Fund. An institutional investor may aggregate its holdings with holdings of certain related institutional investors to meet the foregoing minimums;

•  Foundations, Endowments and Religious and other charitable organizations described in Section 501(c)(3) of the IRC that invest a minimum initial amount of $2,500,000;

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The UBS Funds

•  Employees of UBS Global AM (Americas), UBS Global AM (US) or Adam Street Partners as long as the employee establishes an account in his or her name directly at the Funds' transfer agent and purchases a minimum initial amount of $50,000; and

•  Members of the Board of Directors/Trustees (and former Board members who retire from such Boards after December 1, 2005) of any investment company for which UBS Global AM (US) or any of its affiliates serves as principal underwriter, subject to a minimum initial purchase amount of $50,000 in an account established by the member in his or her name directly at the Funds' transfer agent.

Class Y shares do not pay ongoing 12b-1 distribution or service fees. The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying shares

You can buy Fund shares through your investment professional at a broker-dealer or other financial institution with which UBS Global AM (US) has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

•  Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with UBS Global AM (US));

•  Buying shares through the transfer agent as described later in this prospectus; or

•  Opening an account by exchanging shares from another Family Fund.

Selected securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a processing fee to confirm a purchase. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds and UBS Global AM (US) reserve the right to reject a purchase order or suspend the offering of shares.

Through financial institutions/professionals

As mentioned above, the Funds have entered into one or more sales agreements with brokers, dealers or other financial intermediaries ("Service Providers"), as well as with financial institutions (banks and bank trust departments) (each an "Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the Authorized Dealer (a "Sub-designee"), may in some cases be authorized to accept purchase and redemption orders that are in "good form" on behalf of the Funds. A Fund will be deemed to have received a purchase or redemption order when the Authorized Dealer or Sub-designee receives the order in good form. Such orders will be priced at the Fund's net asset value next computed after such order is received in good form by the Authorized Dealer or Sub-designee. These Authorized Dealers may charge the investor a transaction fee or other fee for their services at the time of purchase. These fees would not be otherwise charged if you purchased shares directly from the Funds. It is the responsibility of such Authorized Dealers or Sub-designees to promptly forward purchase orders with payments to the Funds.

Additional compensation to affiliated dealer

UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.; and

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources.

Minimum investments:

Class A and Class C shares:

To open an account	$1,000
To add to an account	$100

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The UBS Funds

The Funds may waive or reduce these amounts for:

•  Employees of UBS Global AM (US) or its affiliates; or

•  Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Funds' automatic investment plan.

Market timers. The interests of the Funds' long-term shareholders and their ability to manage their investments may be adversely affected when their shares are repeatedly bought and sold in response to short-term market fluctuations—also known as "market timing." Market timing may cause a Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. Market timing also may materially increase a Fund's transaction costs, administrative costs or taxes. These factors may hurt a Fund's performance and its shareholders.

In addition, the nature of a Fund's portfolio holdings may allow a shareholder to engage in a short-term trading strategy to take advantage of possible delays between the change in the Fund's portfolio holdings and the reflection of that change in the Fund's net asset value (often called "arbitrage market timing"). Such a delay may occur if a Fund has significant investments in non-US securities, where due to time zone differences, the value of those securities is established some time before the Fund calculates its net asset value. In such circumstances, the available market prices for such non-US securities may not accurately reflect the latest indications of value at the time the Fund calculates its net asset value. A Fund also may be subject to arbitrage market timing because the Fund may have significant holdings in smaller cap securities, which may have market prices that do not accurately reflect the latest indications of value of these securities at the time that the Fund calculates its net asset value due to, among other reasons, infrequent trading or illiquidity. There is a possibility that arbitrage market timing may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon a net asset value that does not reflect appropriate fair value prices. One of the objectives of the Funds' fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage, detect and prevent market timing. A Fund will reject purchase orders and exchanges into the Fund by any person, group or account that UBS Global AM (Americas), as the Funds' Advisor and Administrator, determines to be a market timer. UBS Global AM (Americas) maintains market timing prevention procedures under which it reviews daily reports from the Funds' transfer agent of all accounts that engaged in transactions in Fund shares that exceed a specified monetary threshold and effected such transactions within a certain period of time to evaluate whether any such account had engaged in market timing activity. In evaluating the account transactions, UBS Global AM (Americas) will consider the potential harm of the trading or exchange activity to a Fund or its shareholders. If UBS Global AM (Americas) determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be permanently barred from making future purchases or exchanges into the Funds. Additionally, in making a determination as to whether a shareholder has engaged in market timing, the shareholder's account may be temporarily barred from making additional investments into a Fund pending a definitive determination. In addition, if a Financial Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing, UBS Global AM (Americas) may prohibit the Financial Advisor from making additional purchases of the Fund on behalf of its clients.

Shares of the Funds may be held through omnibus account arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Funds for trading on behalf of its customers or participants. Omnibus accounts are accounts that aggregate the transactions of underlying shareholders, thus making it difficult to identify individual underlying account holder activity. UBS Global AM (Americas) reviews purchase and redemption activity in omnibus accounts on a daily basis to seek to identify an unusual pattern of

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The UBS Funds

trading activity within a short period of time. If UBS Global AM (Americas) detects an unusual pattern of trading activity, UBS Global AM (Americas) will notify the Financial Intermediary of the omnibus account and will request that the Financial Intermediary provide underlying account detail. If UBS Global AM (Americas) identifies market timing activity, it will instruct the Financial Intermediary to block the customer or participant from further purchases of Fund shares. In the event that the Financial Intermediary cannot identify and block the customer or participant, UBS Global AM (Americas) will require the Financial Intermediary to block the particular account or plan from further purchases of Fund shares. UBS Global AM (Americas) also will periodically request underlying account detail for omnibus accounts for review and analysis.

While the Funds will seek to take actions (directly and with the assistance of Financial Intermediaries) that will detect market timing, the Funds' efforts may not be completely successful in minimizing or eliminating such trading activity.

When it is determined that a Financial Intermediary's frequent trading policies and procedures sufficiently protect Fund shareholders, the Funds and UBS Global AM (Americas) may rely on the Financial Intermediary's frequent trading policies and procedures with respect to transactions by shareholders investing through the Financial Intermediary rather than applying the Funds' market timing prevention procedures. The determination to rely on a Financial Intermediary's frequent trading policies and procedures will be made after a review of the policies and procedures by the Legal and Compliance Departments of UBS Global AM (Americas). The Chief Compliance Officer of UBS Global AM (Americas) will determine whether the policies and procedures sufficiently protect Fund shareholders. The types of Financial Intermediaries that may have frequent trading policies and procedures on which the Funds and UBS Global AM (Americas) may rely may include broker-dealers, advisers, clearing firms, bank trust departments, retirement plan administrators, other record keepers and certain wrap fee program/platforms. In such cases, a Financial Intermediary through which a shareholder may own Fund shares may impose frequent trading restrictions that differ from those of the Funds. If you have purchased shares through a Financial Intermediary as described above, you should contact your Financial Intermediary to determine the frequent trading restrictions that apply to your account.

Certain types of transactions will also be exempt from the market timing prevention procedures. These exempt transactions are purchases and redemptions through the Automatic Cash Withdrawal Plan, purchases through an automatic investment plan, redemptions by wrap fee accounts that have an automatic rebalancing feature and that have been identified to the Funds' principal underwriter and transfer agent, certain non-participant directed transactions in retirement plans, and purchases and redemptions by UBS funds of funds.

Selling shares

You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, a Fund will assume that you want to sell shares in the following order: Class A, then Class C and last, Class Y.

If you want to sell shares that you purchased recently, a Fund may delay payment until it verifies that it has received good payment. If you hold your shares through a financial institution, you can sell shares by contacting your investment professional, or an Authorized Dealer or Sub-designee, for more information. Important note: Each institution or professional may have its own procedures and requirements for selling shares and may charge fees. If you purchased shares through the Funds' transfer agent, you may sell them as explained later in this prospectus.

If you sell Class A shares and then repurchase Class A shares of the same Fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a redemption of shares. UBS Financial Services Inc. currently charges a fee of $5.25.

The Funds reserve the right to pay redemptions "in kind" (i.e., payment in securities rather than cash) if the investment you are redeeming is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). In these cases, you might incur brokerage costs converting the securities to cash.

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The UBS Funds

It costs the Funds money to maintain shareholder accounts. Therefore, the Funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. Any applicable deferred sales charge may be assessed on such redemptions. If a Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. A Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. If you do not provide the information requested, a Fund may not be able to maintain your account. If a Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the Fund and UBS Global AM (Americas) reserve the right to close your account and/or take such other action they deem reasonable or required by law. Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Redemption fee

If you sell or exchange any class of shares of a Fund less than 90 days after you purchased them, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted below. This amount will be paid to the applicable Fund, not to the Advisor or UBS Global AM (US). The redemption fee is designed to offset the costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Shares held the longest will be redeemed first for purposes of calculating the redemption fee. The redemption fee will not apply to shares of the Funds that:

•  are held in certain omnibus accounts of certain Financial Intermediaries, such as broker-dealers or qualified retirement plans including 401 (k), 403(b) or 457 plans or plans administered as college savings programs under Section 529 of the IRC, if those institutions have not implemented the system changes necessary to be capable of processing the redemption fee. However, account holders whose investments in a Fund are held in omnibus accounts through certain other Financial Intermediaries may be subject to the redemption fee on terms that are generally in accordance with the redemption fee terms as described in this prospectus but that may differ in certain details. For certain retirement plans treated as omnibus accounts by the Funds' transfer agent or principal underwriter, the redemption fee will be waived on non-participant initiated exchanges or redemptions;

•  are sold or exchanged under automatic withdrawal plans;

•  are held by investors in certain asset allocation programs that offer automatic rebalancing or wrap-fee or similar fee-based programs and that have been identified to the Funds' principal underwriter and transfer agent, except to the extent that transactions in those programs are shareholder initiated;

•  are sold due to death or disability of the shareholder; or

•  UBS Global AM (Americas), in its sole discretion, deems reasonable, in light of the circumstances.

Exchanging shares

You may exchange Class A or Class C shares of a Fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares but shareholders may be subject to a redemption fee as noted above. Also, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. A Fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the Fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other Fund.

You may exchange shares of one Fund for shares of another Fund only after the first purchase has settled and the first Fund has received your payment.

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The UBS Funds

If you hold your Fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold Fund shares through the Funds' transfer agent, you may exchange your shares as explained below.

The Funds may modify or terminate the exchange privilege at any time.

Transfer agent

If you wish to invest in these Funds or any other of the Family Funds through the Funds' transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647 1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the Funds' transfer agent. Your letter must include:

•  Your name and address;

•  Your account number;

•  The name of the Fund whose shares you are selling, and if exchanging shares, the name of the Fund whose shares you want to buy;

•  The dollar amount or number of shares you want to sell and/or exchange; and

•  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Funds will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent should be mailed to:

PFPC Inc.
UBS Global Asset Management
P.O. Box 9786
Providence, RI 02940

You do not have to complete an application when you make additional investments in the same Fund.

Transfer of account limitations

If you hold your shares with UBS Financial Services, Inc. or another securities firm, please note that if you change securities firms, you may not be able to transfer your Fund shares to an account at the new securities firm. Fund shares may only be transferred to an account held with a securities dealer or financial intermediary that has entered into an agreement with the Fund's principal underwriter. If you cannot transfer your shares to another firm, you may choose to hold the shares directly in your own name with the Fund's transfer agent, PFPC Inc. Please contact your broker or financial advisor, for information on how to transfer your shares to the Fund's transfer agent. If you transfer your shares to the Fund's transfer agent, the Fund's principal underwriter may be named as the dealer of record and you will receive ongoing account statements from PFPC Inc.

Should you decide to sell your shares of the Fund in lieu of transfer, you will pay a redemption fee or a CDSC if those fees are applicable. Should you have any questions regarding the portability of your Fund shares, please contact your broker or financial advisor.

Pricing and valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share. Each Fund calculates net asset value on days that the New York Stock Exchange ("NYSE") is open. Each Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and a Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of a Fund will be based on the net asset value (adjusted for any applicable sales charges and redemption fees) that is next calculated after the Fund (or an Authorized Dealer or Sub-designee) receives your order in good form. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the Fund.

Each Fund calculates its net asset value based on the current market value of its portfolio holdings. Each

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The UBS Funds

Fund normally obtains market values for its securities and other instruments from independent pricing services that use reported last sales prices, current market quotations or, if market prices are not readily available, valuations from computerized "matrix" systems that derive values based on comparable securities or instruments. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at a fair value determined by or under the direction of the Trust's Board of Trustees. Each Fund normally uses the amortized cost method to value short-term obligations that will mature in 60 days or less.

The Trust's Board of Trustees has delegated to the UBS Global Asset Management Funds' Valuation Committee the responsibility for making fair value determinations with respect to the Funds' portfolio holdings. The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed-income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. The need to fair value the Funds' portfolio securities and other instruments may also result from low trading volume in foreign markets or thinly traded domestic securities or instruments, and when a security subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price.

Each Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and assets for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized matrix system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities or other instruments being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Securities and other instruments also may be valued based upon appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those securities or instruments. If a Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a "significant event" (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the NYSE, the Fund will use fair value methods to reflect those events. This policy is intended to assure that each Fund's net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Certain Funds also may use a systematic fair valuation model provided by an independent third party in order to adjust the last sales prices of securities and other instruments principally traded in foreign markets because such last sales prices may no longer reflect the current market value of such foreign securities or instruments at the time that the Funds' price their shares.

Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security or instrument if it were to sell the security or instrument at approximately the time at which the Fund determines its net asset value per share. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain Funds may invest in securities or instruments that trade primarily in foreign markets that trade on weekends or other days on which the Funds do not calculate their net asset value. As a result, the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares.

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The UBS Funds

Management

Investment advisor

UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)" or the "Advisor"), a Delaware corporation located at One North Wacker Drive, Chicago, IL 60606, is an investment advisor registered with the SEC. UBS Global AM (Americas) serves as the investment advisor to the Funds by managing the investment of assets of each Fund. As of June 30, 2007, the Advisor had approximately $159 billion in assets under management. The Advisor is an indirect, wholly owned subsidiary of UBS AG ("UBS") and a member of the UBS Global Asset Management Division, which had approximately $753.1 billion in assets under management as of June 30, 2007. UBS is an internationally diversified organization headquartered in Zurich and Basel, Switzerland, with operations in many areas of the financial services industry.

The Funds have not yet commenced operations as of the date of this prospectus. A discussion regarding the basis for the Board of Trustees' annual approval of the investment advisory agreements between the Trust and Advisor on behalf of each Fund will be available in future annual or semiannual reports to shareholders of the Fund.

Portfolio management

The Advisor's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Information is provided below for those portfolio managers within each investment management team that are primarily responsible for coordinating the day-to-day management of each Fund.

UBS Emerging Markets Equity Fund

Urs Antonioli, Niraj Bhagwat, Manish Modi and Geoffrey Wong are the portfolio managers for the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Decisions with respect to the management of the Fund's portfolio are made on a team basis by the Emerging Markets Equity Committee of which the portfolio managers are members. The Emerging Markets Equity Committee provides direct involvement and accountability for the specific researcher involved in decisions, tempered by the seasoned judgment of senior equity management. The Committee members meet formally on a bi-weekly basis to discuss and review research and client portfolios and have responsibility for allocating the portfolio among the various managers and analysts and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Antonioli is responsible for implementing the decisions made by the Emerging Markets Equity Committee. Information about Messrs. Antonioli, Bhagwat, Modi and Wong is provided below.

Urs Antonioli is Research Director at UBS Global Asset Management. He is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS AG since 1994. Mr. Antonioli has been a portfolio manager of the Fund since 2007.

Niraj Bhagwat is Emerging Markets Executive Director at UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 2002. Prior to that, Mr. Bhagwat was Head of Regional Consumer and Media Research for Asia (ex-Japan) at WI Carr. Mr. Bhagwat has been a portfolio manager of the Fund since 2007.

Manish Modi is an Asia (ex-Japan) portfolio manager at UBS Global Asset Management and is an Executive Director of UBS Global Asset Management. Mr. Modi has been an investment professional with UBS Global Asset Management since 2004. Prior to joining UBS Global Asset Management, Mr. Modi held various positions at Pioneer Investment Management in Singapore, his most recent position being Head of Research for Asian Equities. Mr. Modi has been a portfolio manager of the Fund since 2007.

Geoffrey Wong is Head of Global Emerging Markets and Head of Asia (ex-Japan) Research at UBS Global Asset Management. He is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1997. Mr. Wong has been a portfolio manager of the Fund since 2007.

UBS U.S. Real Estate Equity Fund

Mr. Bruce C. Ebnother is the lead portfolio manager for the UBS U.S. Real Estate Equity Fund.

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The UBS Funds

Mr. Ebnother has access to certain members of the Global Real Estate Securities investment management team, each of whom is allocated a specified portion of each portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various sectors and markets in which the Fund invests. Mr. Ebnother, as coordinator, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Ebnother is provided below.

Bruce C. Ebnother is Head of Global Real Estate Securities at UBS Global Asset Management. Mr. Ebnother is also an Executive Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1996 and a portfolio manager of the Fund since its inception.

UBS U.S. Small Cap Equity Fund

Mr. Wilfred Talbot is the lead portfolio manager for the UBS U.S. Small Cap Equity Fund. He and his team of analysts work exclusively on small cap core and small cap value investing. Each small cap analyst is assigned a set of industries. The analyst is then responsible for stock selection in those industries. Mr. Talbot oversees the research, conducts research on industries assigned to him, and constructs the small cap portfolios. Mr. Talbot reviews the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Talbot is provided below.

Wilfred Talbot is a Managing Director of UBS Global Asset Management and has been with the firm since 1997. Mr. Talbot also has been the portfolio manager of the Fund since its inception.

UBS Emerging Markets Debt Fund

Uwe Schillhorn is the lead portfolio manager for the UBS Emerging Markets Debt Relationship Fund. Mr. Schillhorn has access to certain members of the Emerging Market Debt investment management team, each of whom is allocated specific responsibilities for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the UBS Emerging Markets Debt Relationship Fund invests. Mr. Schillhorn, as lead portfolio manager and coordinator for management of the UBS Emerging Markets Debt Relationship Fund, has responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objective and strategies. Information about Mr. Schillhorn is provided below.

Uwe Schillhorn is the Head of Emerging Markets Debt at UBS Global Asset Management. Mr. Schillhorn has been an Executive Director of UBS Global Asset Management since 1997. Mr. Schillhorn has been the portfolio manager of UBS Emerging Markets Debt Relationship Fund since its inception.

The Funds' SAI provides information about each Fund's portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Advisory fees

The investment advisory fees (expressed as a monthly fee at an annual rate multiplied by the average daily net assets of the Fund) payable to the Advisor, before fee waivers and/or expense reimbursements, if applicable, by each Fund, are presented in the table below.

The Advisor has contractually agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses of the Funds do not exceed the amounts listed in the footnotes to the Expense Tables.

The contractual fee waiver and/or expense reimbursement agreement will remain in place for the Funds' fiscal year ending June 30, 2008. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

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The UBS Funds

Fund	Advisory Fee as of June 30, 2007
UBS Emerging Markets Equity Fund	1.10%
UBS U.S. Real Estate Equity Fund	0.90%
UBS U.S. Small Cap Equity Fund	1.00%
UBS Emerging Markets Debt Fund	0.65%

Disclosure of portfolio holdings

Administrator

UBS Global AM (Americas) is also the administrator of the Funds. Each Fund pays UBS Global AM (Americas) an annual contract rate of 0.075% of its average daily net assets for administrative services.

The Funds will generally post on their Web Site at http://www.ubs.com/globalam, the ten largest stock portfolio holdings of the Fund, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, 25 calendar days after the end of the calendar quarter. Each Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's Web Site at www.sec.gov. The Funds' Forms N-Q will be able to be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 202-551 8090. Additionally, you will be able to obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year will be filed with the SEC on Form N-CSR and will appear in the semiannual and annual reports, respectively, sent to shareholders. The semiannual and annual reports for each Fund will be posted on the Funds' Web Site at http://www.ubs.com/globalam. Please consult the Funds' SAI for a description of the policies and procedures that govern disclosure of the Funds' portfolio holdings.

Dividends and taxes

Dividends and distributions

Income dividends are normally declared, and paid, by the UBS Emerging Markets Debt Fund monthly and by the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS U.S. Small Cap Equity Fund annually. Net realized capital gains, if any, are declared and distributed at least annually usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distributions will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

Classes with higher expenses are expected to have lower income dividends. For example, Class C shares are expected to have the lowest dividends of a Fund's shares, while Class Y shares are expected to have the highest.

You will receive income dividends and capital gain distributions in additional shares of the same class of a Fund unless you notify your investment professional or the Fund in writing that you elect to receive them in cash. Clients who own Fund shares through certain wrap fee programs may not have the option of electing to receive dividends in cash. Distribution options may be changed at any time by requesting a change in writing. Dividends and distributions are reinvested on the reinvestment date at the net asset value determined at the close of business on that date.

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the

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The UBS Funds

Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as "buying a dividend."

Taxes

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, each Fund generally pays no federal income tax on the income and gains it distributes to you. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Every January, you will receive a statement that shows the tax status of distributions you received for the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gains rates, provided certain holding period requirements are met.

If you are a taxable investor, when you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Family Fund is the same as a sale. Any loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares.

By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Any foreign taxes a Fund pays on its investments may be passed through to you as a foreign tax credit.

Taxable ordinary distributions to non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate. Distributions to non-U.S. investors from interest income from U.S. sources and short-term capital gains are expected to be subject to U.S. withholding tax because certain detailed information necessary for an exemption (that is scheduled to expire for dividends paid by a Fund with respect to its taxable years beginning after December 31, 2007) is not maintained or expected to be available. Non-US investors are subject to back-up withholding at a rate of 28% on distributions and redemption proceeds paid to a shareholder who fails to certify that they are not a US person. Non-US investors also may be subject to US estate tax and are subject to special US tax certification requirements.

Income received by the UBS Real Estate Equity Fund or certain other Funds from certain equity interests in mortgage pooling vehicles is treated as "excess inclusion income." A Fund may derive such income from investment in a residual interest in a real estate mortgage investment conduit ("REMIC") or through an investment in a real estate investment trust ("REIT") that holds such interests or qualifies as a taxable mortgage pool. This income is required to be allocated to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the

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The UBS Funds

shareholders directly received the excess inclusion income. In general, excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income ("UBTI") in the hands of a tax-exempt shareholder that is subject to UBTI, and (iii) is subject to a 30% US withholding tax to the extent such income is allocable to a shareholder who is not a US person, without regard to otherwise applicable exemptions or rate reductions. The Fund must pay the tax on its excess inclusion income that is allocable to "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, the Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of the Fund's excess inclusion income allocable to them on behalf of the disqualified organizations.

This discussion of "Dividends and Taxes" is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in a Fund.

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The UBS Funds

Supplemental investment advisor performance information

Because the Advisor has managed other advisory accounts for many years in a substantially similar manner to the way in which the Advisor manages the Funds, the following supplemental performance information is being provided to assist prospective investors in making an informed investment decision. The tables on the following pages provide performance information for composites of all applicable advisory accounts ("Account Composite Performance") managed by the Advisor with substantially similar investment objectives, policies and investment strategies as the applicable Funds. The Account Composite Performance was obtained from the records maintained by the Advisor, and is adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable. The following presentation also shows the Account Composite Performance adjusted to reflect each applicable Fund's Class A current net expenses, which include the effect of fee waivers and/or expense reimbursements, as applicable, and also reflects the Class A front-end sales charge of 5.50% or 4.50%, as applicable. The performance of one or more appropriate unmanaged benchmark indexes, not adjusted for any fees or expenses, is also provided for each composite.

Please note that the Account Composite Performance is not the Funds' own historical performance. The Account Composite Performance should not be considered a substitute for the Funds' performance, and the Account Composite Performance is not necessarily an indication of the Funds' future performance. The accounts included in the Account Composite Performance were not necessarily subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds by the Investment Company Act of 1940 and the IRC, which, if applicable, may have adversely affected the performance of these accounts.

The Account Composite Performance may be calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Composites consisting of more than one portfolio are asset weighted by beginning-of-period asset values. Investment results are time-weighted performance calculations representing total return. Returns are calculated using geometric linking of monthly returns. Composites are valued at least monthly, taking into account cash flows. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included. Interest income from fixed income securities is accrued, and equity dividends are accrued as of the ex-dividend date. Investment transactions are accounted for on a trade date basis. Results include all actual fee-paying, discretionary client portfolios including those clients no longer with the Advisor. Portfolios are included in the composite beginning with the first full month of performance to the present or to the cessation of the client's relationship with the Advisor. Terminated accounts are included through the last full month in which they were fully invested, and no alterations of composites have occurred due to changes in personnel.

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The UBS Funds

Supplemental performance information for the advisor of UBS Emerging Markets Equity Fund

Composite performance: Emerging Markets Equity Composite
August 1, 1995 through December 31, 2006

Composite performance: Emerging Markets Equity Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)
1 year	20.65%	27.68%	29.99%	32.59%	32.06%
5 years	24.40%	25.82%	28.11%	26.97%	26.50%
10 years	8.44%	9.06%	11.07%	9.40%	N/A
Since inception	7.40%	7.93%	9.92%	8.34%	N/A

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  MSCI Emerging Markets Index (gross) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(4)  MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. The MSCI Emerging Markets Index (net US) (in USD)'s inception date is June 30, 1998. This benchmark has been calculated net of withholding tax from a US perspective.

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The UBS Funds

Supplemental performance information for UBS Emerging Markets Equity Fund

Composite performance: Emerging Markets Equity Composite
August 1, 1995 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)
1995	(5)	– 11.98%	– 6.86%	– 6.14%	– 4.13%	N/A
1996		1.92%	7.85%	9.83%	6.03%	N/A
1997		– 16.32%	– 11.44%	– 9.79%	– 11.59%	N/A
1998		– 28.88%	– 24.74%	– 23.31%	– 25.34%	N/A
1999		54.61%	63.60%	66.51%	66.41%	65.98%
2000		– 33.44%	– 29.56%	– 28.22%	– 30.61%	– 30.65%
2001		– 7.10%	– 1.70%	0.13%	– 2.37%	– 2.80%
2002		– 10.36%	– 5.15%	– 3.38%	– 6.00%	– 6.28%
2003		44.86%	53.29%	56.03%	56.28%	55.66%
2004		19.42%	26.37%	28.66%	25.95%	25.55%
2005		27.01%	34.40%	36.83%	34.54%	33.91%
2006		20.65%	27.68%	29.99%	32.59%	32.06%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  MSCI Emerging Markets Index (gross) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(4)  MSCI Emerging Markets Index (net US) (in USD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets net of dividend tax. The MSCI Emerging Markets Index (net US) (in USD)'s inception date is June 30, 1998. This benchmark has been calculated net of withholding tax from a US perspective.

(5)  Performance is presented for August 1, 1995 through December 31, 1995.

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The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Real Estate Equity Fund

Composite performance: U.S. Real Estate Investment Trusts Composite
October 1, 1996 through December 31, 2006

Composite performance: U.S. Real Estate Investment Trusts Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)
1 year	24.23%	31.47%	33.14%	15.80%	35.92%
5 years	21.81%	23.20%	24.77%	6.19%	23.22%
10 years	13.76%	14.41%	15.88%	8.42%	14.35%
Since inception	15.43%	16.07%	17.57%	9.06%	16.02%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

(4)  The MSCI US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

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The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Real Estate Equity Fund

Composite performance: U.S. Real Estate Investment Trusts Composite
October 1, 1996 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)	Benchmark return (%)(4)
1996	(5)	13.35%	19.94%	20.31%	8.34%	19.97%
1997		21.47%	28.54%	30.17%	33.36%	18.58%
1998		– 26.75%	– 22.49%	– 21.46%	28.58%	– 16.90%
1999		– 8.22%	– 2.88%	– 1.61%	21.04%	– 4.55%
2000		19.90%	26.88%	28.50%	– 9.10%	26.81%
2001		4.19%	10.25%	11.68%	– 11.88%	12.83%
2002		– 1.21%	4.54%	5.89%	– 22.10%	3.64%
2003		29.87%	37.43%	39.17%	28.68%	36.74%
2004		25.03%	32.31%	33.99%	10.88%	31.49%
2005		7.34%	13.58%	15.04%	4.91%	12.13%
2006		24.23%	31.47%	33.14%	15.80%	35.92%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment.

(4)  The MSCI US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

(5)  Performance is presented for October 1, 1996 through December 31, 1996.

UBS Global Asset Management
45

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Small Cap Equity Fund

Composite performance: U.S. Small Cap Equity Composite(4)
January 1, 1987 through December 31, 2006

Composite performance: U.S. Small Cap Equity Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	6.42%	12.60%	14.17%	18.37%
5 years	10.54%	11.80%	13.36%	11.39%
10 years	9.69%	10.32%	11.85%	9.44%
Since inception	14.10%	14.43%	16.01%	10.91%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(4)  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

UBS Global Asset Management
46

The UBS Funds

Supplemental performance information for the advisor of UBS U.S. Small Cap Equity Fund

Composite performance: U.S. Small Cap Equity Composite(4)
January 1, 1987 through December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1987	– 4.08%	1.51%	2.94%	– 8.77%
1988	35.26%	43.13%	45.07%	24.89%
1989	16.69%	23.48%	25.18%	16.25%
1990	– 8.05%	– 2.70%	– 1.33%	– 19.51%
1991	36.87%	44.83%	46.80%	46.06%
1992	15.50%	22.22%	23.91%	18.41%
1993	4.85%	10.95%	12.49%	18.91%
1994	– 6.27%	– 0.81%	0.58%	– 1.82%
1995	23.03%	30.20%	31.98%	28.44%
1996	18.44%	25.34%	27.06%	16.50%
1997	22.58%	29.72%	31.49%	22.36%
1998	– 11.95%	– 6.83%	– 5.51%	– 2.55%
1999	– 4.14%	1.44%	2.86%	21.26%
2000	2.30%	8.25%	9.76%	– 3.02%
2001	8.79%	15.13%	16.72%	2.49%
2002	– 10.75%	– 5.56%	– 4.23%	– 20.48%
2003	28.63%	36.12%	37.98%	47.25%
2004	10.94%	17.39%	19.01%	18.33%
2005	– 2.85%	2.80%	4.24%	4.55%
2006	6.42%	12.60%	14.17%	18.37%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The Russell 2000 Index is an index composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(4)  Certain investments in this strategy are initial public offerings and may have caused the performance of the composite to be higher than could have been achieved without such investments, which are of limited availability.

UBS Global Asset Management
47

The UBS Funds

Supplemental performance information for the advisor of UBS Emerging Markets Debt Fund

Composite performance: Emerging Markets Debt Composite
August 1, 1995 through December 31, 2006

Composite performance: Emerging Markets Debt Composite
For periods ended December 31, 2006

Year	Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1 year	7.65%	12.72%	14.28%	9.88%
5 years	14.97%	16.03%	17.64%	14.08%
10 years	12.84%	13.36%	14.93%	10.67%
Since inception	16.32%	16.80%	18.41%	13.71%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The J.P. Morgan Emerging Market Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds.

UBS Global Asset Management
48

The UBS Funds

Supplemental performance information for the advisor of UBS Emerging Markets Debt Fund

Composite performance: Emerging Markets Debt Composite
August 1, 1995 through December 31, 2006

Year		Net return (%)(1)	Net return (%)(2)	Gross return (%)	Benchmark return (%)(3)
1995	(4)	11.94%	17.21%	17.87%	16.42%
1996		36.88%	43.33%	45.28%	35.23%
1997		13.01%	18.34%	19.97%	11.95%
1998		– 18.30%	– 14.45%	– 13.23%	– 11.54%
1999		24.27%	30.13%	31.91%	24.18%
2000		10.34%	15.55%	17.14%	14.40%
2001		4.53%	9.46%	10.98%	1.36%
2002		6.36%	11.37%	12.92%	13.12%
2003		21.44%	27.17%	28.91%	25.66%
2004		10.78%	16.00%	17.61%	11.73%
2005		8.46%	13.57%	15.14%	10.73%
2006		7.65%	12.72%	14.28%	9.88%

(1)  Adjusted to reflect Class A shares' current net expenses and the maximum front-end sales charge.

(2)  Adjusted to reflect Class A shares' current net expenses but not adjusted to reflect the maximum front-end sales charge.

(3)  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds.

(4)  Performance is presented for August 1, 1995 through December 31, 1995.

UBS Global Asset Management
49

The UBS Funds

Financial highlights

Fiscal years ended June 30

No financial information is presented for the Funds as they were not publicly offered prior to the date of this prospectus.

UBS Global Asset Management
50

Funds' privacy notice

This notice describes the privacy policy of the UBS Family of Funds, the UBS PACE Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the "Funds"). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications, may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries ("Personal Information"). The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information. The Funds may share Personal Information described above with their affiliates for marketing and other business purposes, such as to facilitate the servicing of accounts. The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law. Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them. The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

UBS Global Asset Management
51

If you want more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. As of the date of this prospectus, the annual and semiannual reports are not yet available because the Funds have not yet commenced operations.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds and is incorporated by reference into this prospectus (i.e., it is legally considered a part of this prospectus).

You may discuss your questions about the Funds by contacting your investment professional. You may obtain free copies of the Funds' annual and semiannual reports and the SAI by contacting the Funds directly at 1-800-647 1568. Because of limited investor requests for the SAI and the availability of the SAI via a toll free number, the Advisor has not made the SAI available on its Web Site.

You may review and copy information about the Funds, including shareholder reports and the SAI, at the Public Reference Room of the U.S. Securities and Exchange Commission (SEC) in Washington, D.C. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 202-551 8090. You may get copies of reports and other information about the Funds:

•  For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

•  Free from the EDGAR Database on the SEC's Internet Web Site at: http://www.sec.gov.

Investment Company Act File No. 811-6637

© 2007 UBS Global Asset Management (Americas) Inc.
All rights reserved.

The UBS Funds

Statement of Additional Information
October 28, 2007

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS Dynamic Alpha Fund	UBS U.S. Large Cap Value Equity Fund

UBS Global Allocation Fund	UBS U.S. Mid Cap Growth Equity Fund

UBS Global Frontier Fund	UBS U.S. Small Cap Growth Fund

UBS Global Equity Fund	UBS Absolute Return Bond Fund

UBS International Equity Fund	UBS Global Bond Fund

UBS U.S. Equity Alpha Fund	UBS High Yield Fund

UBS U.S. Large Cap Equity Fund	UBS U.S. Bond Fund

UBS U.S. Large Cap Growth Fund

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

Portions of the Funds' Annual Report to Shareholders are incorporated by reference into this SAI. The Annual Report accompanies this SAI. You may obtain additional copies of the Funds' Annual Report without charge by calling toll-free 1-800-647 1568.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2007. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Futures	11

Options	12

Index options	15

Special risks of options on indices	15

Rule 144A and illiquid securities	16

Non-publicly traded securities, private placements and restricted securities	17

Investment company securities and investments in affiliated investment companies	17

Issuer location	18

Other investments	18

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund	18

Equity securities	18

Exchange-traded index securities	19

Investments relating to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund	19

Eurodollar securities	19

Foreign securities	20

Forward foreign currency contracts	20

Non-deliverable forwards	20

Options on foreign currencies	21

Short sales	22

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund	23

Lower rated debt securities	23

Inflation linked securities	24

Pay-in-kind bonds	25

Convertible securities	25

Credit-linked securities	25

When-issued securities	27

Mortgage-backed securities and mortgage pass-through securities	27

Collateralized mortgage obligations and real estate mortgage investment conduits	29

Dollar rolls	30

To-be-announced securities	31

Other mortgage-backed securities	31

Asset-backed securities	31

Equipment trust certificates	33

Zero coupon and delayed interest securities	33

Structured notes	34

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund	35

2

Emerging markets investments	35

Risks of investing in emerging markets	37

Investments in Russian securities	39

UBS Global Allocation Fund—Asset allocation	39

UBS Global Frontier Fund—Asset allocation and leveraging mechanisms	40

Summary of risks	40

Investment restrictions	41

Management of the Trust	44

Independent trustees	44

Officers	46

Information about Independent Trustee ownership of securities issued by UBS Global AM	52

Information about trustee ownership of Fund shares	52

Compensation table	53

Control persons and principal holders of securities	54

Investment advisory, principal underwriting and other service arrangements	64

Advisor	64

Portfolio managers	68

Administrative, accounting and custody services	73

Principal underwriting arrangements	74

Transfer agency services	88

Independent registered public accounting firm	88

Legal counsel	88

Personal trading policies	88

Proxy voting policies	89

Portfolio holdings disclosure policies and procedures	90

Bank line of credit	93

Portfolio transactions and brokerage commissions	94

Portfolio turnover	99

Shares of beneficial interest	101

Reduced sales charges, additional purchase, exchange and redemption information and other services	102

Sales charge reductions and waivers	102

Additional information regarding purchases through letter of intent	103

Automatic cash withdrawal plan	105

Individual retirement accounts	106

Transfer of securities	106

Conversion of Class B shares	106

Net asset value	107

Taxation	107

Additional information on distributions and taxes	107

Distributions	107

Investments in foreign securities	108

Redemption of shares	110

Potential conflicts of interest	118

Performance calculations	126

Financial statements and reports of independent registered public accounting firm	127

Appendix A—Corporate debt ratings	A-1

Appendix B—Risk summary	B-1

3

General information about the Trust

The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund (formerly known as UBS U.S. Equity Fund), UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund (formerly known as UBS U.S. Value Equity Fund), UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS U.S. Bond Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. Each Fund currently offers four classes of shares for each Fund: the Class A shares, the Class B shares, the Class C shares and the Class Y shares, except the UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund, which offer Class A shares, Class C shares and Class Y shares. New or additional investments into Class B shares, including investments through an automatic investment plan, are no longer permitted. However, existing Class B shareholders may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. The UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund are offered in a separate Prospectus and Statement of Additional Information, and are not included in this SAI. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% or 0.15% of average daily net assets of the respective Fund. Class B shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.25%, 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

Each of the UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS High Yield Fund and UBS U.S. Bond Fund is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). Each of the UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

4

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

5

Investments relating to all Funds

Cash and cash equivalents

The Funds may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

Under the terms of an exemptive order issued by the SEC, each Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Fund's securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series") or a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments and UBS Relationship Funds is a registered investment company advised by the Advisor. Certain Trustees of the Trust also serve as Trustees of the UBS Supplementary Trust and UBS Relationship Funds. The Supplementary Trust Series and Relationship Funds Cash Series each invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series or Relationship Funds Cash Series will not exceed 25% of the Fund's total assets.

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

6

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, to-be-announced securities, dollar rolls, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as "Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Borrowing

The Funds may borrow money for temporary emergency or extraordinary purposes, or to facilitate redemptions. The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund may also borrow money for investment purposes. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

When the UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund or UBS Absolute Return Bond Fund borrows money for investment purposes, it is engaging in a form of leverage, which increases investment risk while increasing investment opportunity. The money borrowed for such leveraging purposes will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund

7

may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the respective Fund.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the current market value of the loaned securities with respect to US securities and 105% of the current market value of the loaned securities with respect to foreign securities. Thereafter, collateral will be maintained in an amount at least equal to 100% of the current market value of the loaned securities. Collateral will consist of US and non-US securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Funds (except for the UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Small Cap Growth Fund) may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Bond Fund and UBS U.S. Bond Fund may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible. The UBS Global Frontier Fund may invest a substantial portion of its assets in total return swaps to attempt to meet its investment objective.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If

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the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices, including real estate market indices, during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

For example, the UBS Global Frontier Fund generally will seek to employ leverage to gain additional exposure to the Advisor's global securities strategy (the "Global Securities (Allocation) Strategy") by investing in total return swap contracts based on the total return of the UBS Global Securities Relationship Fund, a series of UBS Relationship Funds (the "GSR Fund"), which currently employs the Global Securities (Allocation) Strategy. In a typical total return swap contract, the Fund will receive the price appreciation or depreciation of the GSR Fund from the counterparty to the swap contract in exchange for a payment from the Fund based on LIBOR plus a spread. At the expiration of the contract, the Fund will pay or receive, as applicable, the difference between LIBOR plus the spread and the price appreciation of the GSR Fund (or pay Libor plus the spread and the depreciation of the GSR Fund) over the specified period. The UBS Global Frontier Fund may enter into multiple total return swap contracts based on the total return of the GSR Fund with a number of different counterparties. It is possible that the Advisor may encounter resistance contracting with multiple counterparties to enter into total return swap contracts based on the total return of the GSR Fund. If the Advisor is not able to contract with numerous counterparties in order to achieve the preferred amount of additional exposure to the Global Securities (Allocation) Strategy, the UBS Global Frontier Fund may not be able to meet its investment objective.

Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is

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incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund also may enter into credit default swap agreements. A Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. However, with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

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Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities and indices. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS High Yield Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Funds may also effect futures transactions through FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Funds may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled future

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contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

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A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund in writing calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

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The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, each of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund, will write a call option that is not covered as indicated above but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Funds to the risks of writing uncovered options. When writing uncovered call options, a Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, a Fund's loss could be significant.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis which means that the Funds' custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for a Fund's portfolio at a price lower than the current market price of

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the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Fund is an equity or bond Fund and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Funds' custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions

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prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action

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shall be taken to ensure that the Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor beyond the above percentage maximums pursuant to exemptive relief granted by the SEC or rules promulgated by the SEC. The Funds may invest in corresponding portfolios of UBS Relationship Funds to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes referred to below than by the Fund investing directly in individual securities. For example, to gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Funds may invest that portion of their assets allocated to emerging market investments in the UBS Emerging Markets Equity Relationship Fund and the UBS Opportunistic Emerging Markets Debt Relationship Fund.

In lieu of investing directly in certain high yield, higher risk securities, the Funds may invest a portion of their assets in the UBS High Yield Relationship Fund. The investment objective of the UBS High Yield Relationship Fund is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS High Yield Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in fixed income securities that provide higher yields and are lower rated. High yield, lower rated fixed income securities are those rated below investment grade.

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In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Funds may invest a portion of their assets in the UBS U.S. Small Cap Equity Relationship Fund. The investment objective of the UBS U.S. Small Cap Equity Relationship Fund is to maximize total US dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, the UBS Small Cap Equity Relationship Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of US small capitalization companies.

In addition to the portfolios of UBS Relationship Funds described above, the Funds may invest in other portfolios of UBS Relationship Funds or other affiliated investment companies to the extent permitted by the exemptive relief granted by the SEC or rules promulgated by the SEC. A Fund may only invest in portfolios of UBS Relationship Funds to the extent that the asset class exposure in such portfolios of UBS Relationship Funds is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of UBS Relationship Funds are subject to similar risks and limitations as the Fund.

Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund

Equity securities

The Funds may invest in a broad range of equity securities of US and non-US issuers (US issuers only with respect to the UBS U.S. Equity Alpha Fund), including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary

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Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The Funds, except for the UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund, expect their US equity investments to emphasize large and mid capitalization companies. The UBS U.S. Mid Cap Growth Equity Fund expects its US equity investments to emphasize mid capitalization companies. The UBS U.S. Small Cap Growth Fund expects its US equity investments to emphasize small capitalization companies. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund may also invest in small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund and UBS U.S. Mid Cap Growth Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund and UBS U.S. Mid Cap Growth Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

Exchange-traded index securities

Subject to the limitations on investment in investment company securities and their own investment objectives, the Funds may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments relating to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund

Eurodollar securities

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that

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are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Funds' custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

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When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Options on foreign currencies

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

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The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may also engage in options transactions for non-hedging purposes. The Funds may use options transactions to gain exposure to a currency when the Advisor believes that exposure to the currency is beneficial to a Fund but believes that the securities denominated in that currency are unattractive.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The UBS Dynamic Alpha Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

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A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, the Fund will designate liquid assets it owns as segregated assets on the books of its custodian in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at an exercise price that covers the obligation), or by a Fund's segregated assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions.

Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund

The following discussion applies to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund except as otherwise noted.

Lower rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers

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may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including the risks of untimely interest and principal payment, default and price volatility and may also present problems of liquidity, valuation and currency risk. The UBS High Yield Fund does not intend to limit investments in lower rated securities.

Inflation linked securities (UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund only)

Inflation linked securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. Inflation linked securities include Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the US Treasury. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

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Other issuers of inflation linked debt securities include other US government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation linked securities.

While inflation linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in the principal amount of an inflation linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Pay-in-kind bonds

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Convertible securities (also for UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund)

The Funds may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Credit-linked securities (UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund only)

The Funds may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent

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the obligations of one or more corporate issuers. A Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

A Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps, go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

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The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

When-issued securities (also for UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund)

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily in accordance with pertinent SEC positions.

Mortgage-backed securities and mortgage pass-through securities

The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the US Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

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Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac is a corporate instrumentality of the US government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs"),

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which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

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In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The Funds will not invest in subordinated privately issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method," with an aggregate prepayment assumption.

Dollar rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

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To-be-announced securities (also for UBS U.S. Large Cap Growth Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Small Cap Growth Fund)

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a GNMA pass-through security, that is purchased or sold with specific pools of cash that will constitute that GNMA pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by a Fund. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities (also for UBS U.S. Large Cap Growth Fund and UBS U.S. Small Cap Growth Fund)

The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). The UBS High Yield Fund will not invest in asset-backed securities with remaining effective maturities of less than thirteen months.

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

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The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by

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a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Equipment trust certificates (UBS Dynamic Alpha Fund and UBS Absolute Return Bond Fund only)

The Funds may invest in equipment trust certificates. The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates.

Zero coupon and delayed interest securities

The Funds may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

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The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes (UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund only)

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, a Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

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Investments relating to UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund

Emerging markets investments

The UBS Dynamic Alpha Fund and UBS Global Frontier Fund may invest in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Global Allocation Fund may invest up to 10% of its total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets, and up to 10% of its total assets in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The UBS Global Equity Fund and UBS International Equity Fund may each invest up to 15% of their total assets in equity securities of emerging market issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS U.S. Mid Cap Growth Equity Fund may invest up to 5% of its total assets in equity securities of emerging markets issuers, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The UBS Absolute Return Bond Fund may invest in debt securities of emerging markets issuers, or securities with respect to which the return is derived from debt securities of issuers in emerging markets. The Fund also may invest in debt securities of corporate issuers in developing countries. The UBS Global Bond Fund and the UBS U.S. Bond Fund may invest in debt securities of foreign issuers, which may include securities of issuers in emerging markets. The UBS High Yield Fund may invest up to 25% of its total assets in securities of foreign issuers, which may include securities of issuers in emerging markets. The Fund also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers.

The Funds' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

Except as noted, the Funds' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

Each of the UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of

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sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, investments by the Funds in Structured Securities will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund, and UBS U.S. Bond Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady

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Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Funds also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Funds' investments in emerging market securities will, at all times, be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries which are applicable to the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund. The Funds consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made or services performed in an emerging market country; or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank

37

and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government

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and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Russian securities

The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds would otherwise make.

UBS Global Allocation Fund—Asset allocation

As set forth in the Fund's Prospectus, under normal market conditions, the Fund expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Fund generally expects to allocate its assets among the various asset classes. The Fund may exceed these Strategy Ranges and may modify them in the future.

Asset class	Strategy ranges
US Equities	10 to 70%
Global (Ex-US) Equities	0 to 52%
Emerging Market Equities	0 to 13%
US Fixed Income	0 to 51%
Global (Ex-US) Fixed Income	0 to 39%
High Yield Fixed Income	0 to 13%
Emerging Market Debt	0 to 12%
Cash Equivalents	0 to 50%

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UBS Global Frontier Fund—Asset allocation and leveraging mechanisms

As set forth in the Fund's Prospectus, under normal market conditions, to achieve the Fund's investment objective the Advisor employs its Global Securities (Allocation) Strategy, which utilizes active asset allocation strategies across various asset classes based on the Advisor's assessment of prevailing market conditions in the US and abroad. The Advisor enhances its Global Securities (Allocation) Strategy with respect to the Fund by increasing the Fund's exposure to the global markets through the use of leverage to achieve higher returns than the Global Securities (Allocation) Strategy with equity-like risk. The Global Securities (Allocation) Strategy is currently utilized by other funds and products managed by the Advisor, including the UBS Global Allocation Fund and the GSR Fund.

In order to pursue its investment objective, the Fund may invest directly in securities and financial instruments and/or indirectly in such investments by investing in shares of open-end investment companies advised by the Advisor to the extent permitted by an exemptive order received by the Fund. Such investment companies advised by the Advisor in which the Fund may invest have similar risks and limitations as the Fund described above.

The "strategy ranges" indicated below are the ranges among the various asset classes within which the Fund generally expects to allocate its assets in connection with its use of the Global Securities (Allocation) Strategy. The Fund may exceed these strategy ranges and may modify them in the future.

Asset class	Strategy ranges
US equities	10 to 70%*
International equities	0 to 52%
Emerging markets equities	0 to 13%
US fixed income	0 to 51%
International fixed income	0 to 39%
Emerging markets fixed income	0 to 12%
US high yield fixed income	0 to 13%
Cash equivalents	0 to 50%

*  Under normal market conditions, the Fund will invest up to 60% of its assets in US equities, unless market conditions are not deemed favorable by the Advisor in which case the Fund would invest up to 70% of its asset in US equities.

Under normal market conditions, the Advisor expects to increase the Fund's exposure to the global markets through the use of leverage, which may include investments in total return swaps or borrowing from banks to the extent permitted by the Act, to purchase additional investments to achieve the Fund's investment objective. The range of leverage applied may be between 0% and 50% of the Fund's total assets, but will typically be between 25% and 40% of the total assets of the Fund.

Summary of risks

The principal risks of investing in each of the Funds is described in the "Principal Risks" section of the Prospectus. A summary of risks of investing in each of the Funds is described in Appendix B hereto.

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Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund (except for UBS International Equity Fund) may not:

(i)  Purchase the securities of any one issuer (other than the US government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment: (a) more than 5% of the value of the Fund's total assets would be invested in such issuer; or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations (this limitation does not apply to the UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS Absolute Return Bond Fund and UBS Global Bond Fund);

(ii)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(iii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iv)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities up to 10% of the Fund's net assets to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof (this limitation does not apply to UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund and UBS High Yield Fund);

(v)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. With respect to UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund, (A) for purposes of (b), the Funds' restriction provides for the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with each Fund's investment objectives and policies; and, with respect to such Funds, the UBS Global Frontier Fund, the UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Equity Alpha Fund (B) each Fund may also make loans to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

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(vi)  Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund);

(vii)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies); and

(viii)  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares (this limitation does not apply to UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund.

In addition, pursuant to a fundamental investment policy, the UBS U.S. Bond Fund, under normal circumstances, invests at least 65% of its total assets in investment grade US debt securities, with an initial maturity of more than one year.

UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Small Cap Growth Fund and UBS High Yield Fund may not:

(i)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(ii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares; and

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Act or any rule or order thereunder, or SEC staff interpretations thereof.

UBS International Equity Fund and UBS U.S. Large Cap Equity Fund may not:

As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the US government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Fund would be invested in securities of such issuer;

The UBS Dynamic Alpha Fund, UBS Global Frontier Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS Absolute Return Bond Fund may not:

Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

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UBS International Equity Fund may not:

(i)  Invest in real estate or interests in real estate (this will not prevent the Fund from investing in publicly-held REITs or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

(ii)  Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

(iii)  Make investments in securities for the purpose of exercising control over or management of the issuer;

(iv)  Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer;

(v)  Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

(vi)  Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

(vii)  Issue senior securities or borrow money in excess of 33 1/3% of the value of its total assets, except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's total assets, asset coverage of at least 300% is required. The Fund will not purchase securities when borrowings exceed 5% of the Fund's total assets;

(viii)  Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the US government, its agencies or instrumentalities, if immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund across several countries;

(ix)  Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act;

(x)  Invest in securities of any open-end investment company, except that (i) the Fund may purchase securities of money market mutual funds, and (ii) in accordance with any exemptive order obtained from the SEC which permits investment by the Fund in other Funds or other investment companies or series thereof advised by the Advisor. In addition, the Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

(xi)  Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in the Fund's Prospectus; and

(xii)  Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

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Management of the Trust

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. Each Trustee of the Trust is an Independent Trustee because he or she is not considered an "interested person" of the Trust under the 1940 Act. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. None of the Trustees is an "interested person" (as defined in the Act) of the Trust. The Trustees may be referred to herein as "Independent Trustees."

Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served(1)	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee
Walter E. Auch(2); 86 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 57 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (22 portfolios); Legg Mason Partners Fund Complex (23 portfolios); Nicholas Applegate Institutional Funds (14 portfolios); and Chairman of the Board of Sound Surgical Technologies.

Frank K. Reilly(2); 71 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1993	Mr. Reilly is a Professor at the University of Notre Dame since 1982.	Mr. Reilly is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, Morgan Stanley Trust FSB and Morgan Stanley National Trust.

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Name, address and age	Position(s) held with Trust	Term of office and length of time served(1)	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee
Edward M. Roob(2); 73 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 1994	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Adela Cepeda(2); 49 A.C. Advisory, Inc. 161 No. Clark Street Suite 4975 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is director of MGI Funds (7 portfolios) (since 2005).

J. Mikesell Thomas(2); 56 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, IL 60601	Trustee	Since 2004	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

(1)  Each Trustee holds office for an indefinite term.

(2)  Messrs. Auch, Reilly and Roob are also Independent Trustees of UBS Supplementary Trust and UBS Private Portfolios Trust, which are both investment vehicles advised by UBS Global AM (Americas) and are excluded from registration under the Act in reliance on the exemptions afforded by Section 3(c)(7) of the Act. Ms. Cepeda and Mr. Thomas are also Independent Trustees of UBS Private Portfolios Trust.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow* Age: 41	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) and head of the US Mutual Fund Treasury Administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is vice president, treasurer and principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Michael J. Flook* Age: 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper** Age: 49	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper is also a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global AM (Americas) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 39	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee* Age: 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that, she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill* Age: 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Nancy Osborn* Age: 41	Vice President and Assistant Treasurer	Since 2007	Ms. Osborn is an associate director and a senior manager of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Ms. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders* Age: 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Andrew Shoup* Age: 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the Global Treasury Administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kai R. Sotorp** Age: 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000-2004). Mr. Sotorp is President of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Keith A. Weller* Age: 46	Vice President and Assistant Secretary	Since 2004	Mr. Weller is executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, NY 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent Trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2006, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Name of Independent Trustees	Dollar range of equity securities in the Trust†	Aggregate dollar range of equity securities in all
registered investment companies overseen by
Trustee for which UBS Global AM (Americas) or
an affiliate serves as Investment Advisor,
Sub-advisor or Manager†
Walter E. Auch	UBS U.S. Large Cap Equity Fund — $50,001 - $100,000	$50,001 - $100,000

Frank K. Reilly	UBS Global Allocation Fund — over $100,000;	over $100,000

UBS U.S. Small Cap Growth Fund — $50,001 - $100,000

Edward M. Roob	UBS Global Allocation Fund — over $100,000	over $100,000

Adela Cepeda	None	$10,001 - $50,000

J. Mikesell Thomas	None	None

†  Information regarding ownership is as of December 31, 2006.

Note regarding ranges: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

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Compensation table

Trustees

Name and position held	Annual aggregate compensation from the Trust[1]	Pension or retirement benefits accrued as part of Fund expenses	Total compensation from the Trust and Fund complex paid to Trustees[2]
Walter E. Auch, Trustee	$36,140.75	N/A	$103,950.00
Frank K. Reilly, Trustee	$38,782.08	N/A	$118,300.00
Edward M. Roob, Trustee	$35,509.62	N/A	$107,800.00
Adela Cepeda, Trustee	$37,168.57	N/A	$104,700.00
J. Mikesell Thomas, Trustee[3]	$39,654.33	N/A	$111,450.00

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2007.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Auch) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2007.

3  These amounts include compensation paid to Mr. Thomas for his service as the liaison for the Board of Trustees for purposes of the UBS Global AM (Americas) Profitability Working Group.

No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives from the Trust for his or her service to the series of the Trust an annual retainer of $20,000 for serving as a Board member, an annual retainer of $2,000 for serving as an Audit Committee member, and an annual retainer of $2,000 for serving as a Nominating, Compensation and Governance Committee member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Trust for his or her service to the series of the Trust an annual retainer of $2,000, $1,500 and $1,000, respectively. Each Independent Trustee also receives $6,000 for each regular Board meeting (and each in-person special meeting) actually attended from the Trust. The foregoing fees will be allocated among all series of the Trust as follows: (i) one-half of the expense will be allocated pro rata based on the relative net assets of the series of the Trust at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated equally according to the number of series of the Trust (i.e., expenses divided by number of series). The Trust reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2007.

Each Trustee sits on the Trust's Nominating, Compensation and Governance Committee (the "Nominating Committee"), which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members;

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(ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating, Compensation and Governance Committee met three times during the fiscal year ended June 30, 2007. There is no separate Investment Committee. Items pertaining to these matters are submitted to the full Board.

Control persons and principal holders of securities

As of September 30, 2007, the officers and Trustees, unless otherwise noted, as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

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As of September 30, 2007, the following persons owned, of record or beneficially, more than 5% of the outstanding voting shares of the Class A, Class B, Class C and/or Class Y shares of one or more Funds as set forth below:

Fund	Name & address*	Percent held
UBS Dynamic Alpha Fund—Class Y	Pershing LLC	19.57%

	Esselte Corporation Ttee Esselte Group US Retirement Income Plan dated 04/19/04 c/o Esselte Corporation	13.34%

	IMS & Co. For the exclusive benefit of customers FBO various customers	13.32%

	Northern Trust Company as Trustee FBO UBS Financial Services 401K PL	6.53%

UBS Global Allocation Fund—Class Y	Northern Trust Company as Trustee FBO UBS Financial Services 401K PL	15.74%

	Bank of New York Ttee For the Supervalue 401(k) Trust	8.4%

	Pershing LLC	7.12%

	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	6.83%

	Brown Brothers Harriman & Co as custodian	6.73%

	UBS Financial Services Inc. FBO Riverside Military Academy Inc Global Allocation	6.72%

	IMS & Co For the exclusive benefit of customers FBO various customers	6.5%

UBS Global Equity Fund—Class B	Merrill Lynch Financial Data Svcs	26.24%

	Pershing LLC	7.25%

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Fund	Name & address*	Percent held
UBS Global Equity Fund—Class Y	Pershing LLC	40.02%

	IMS & Co For the exclusive benefit of customers FBO various customers	35.48%

	Wilmington Trust Co Ttee Brinson Partners Inc Supp Inc Comp PL UA 2/20/97	8.98%

UBS International Equity Fund—Class A	UBS AG Omnibus Reinvest Account	5.37%

UBS International Equity Fund—Class B	RBC Dain Rauscher Custodian Lynn Houck Individual Retirement Account	22.23%

	UBS Financial Services Inc. Cust Judith C. Foster	6.27%

	UBS Financial Services Inc. Cust UBS-FINSVC CDN FBO Mr. Phillip Rutkowski	5.79%

	UBS Financial Services Inc. FBO Georgeanne L. Kannard	5.21%

UBS International Equity Fund—Class C	UBS Financial Services Inc. FBO George Milum Testerman, MD Living Trust	19.39%

	UBS Financial Services Inc. FBO Dorothy L. Quade Kurt W. Quade & Mark Quade Quade Rev Trust DTD 12/14/00	6.3%

UBS International Equity Fund—Class Y	Pershing LLC	34.35%

	IMS & Co For the exclusive benefit of customers FBO various customers	24.6%

	T. Rowe Price Retirement Plan Services Inc FBO Retirement Plan Clients	10.34%

	Wilmington Trust Co Ttee Brinson Partners Inc Supp Inc Comp PL UA 2/20/97	7.16%

	Northern Trust Company as Trustee FBO UBS Financial Services 401K PL	5.71%

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Fund	Name & address*	Percent held
UBS U.S. Equity Alpha Fund—Class Y	UBS Financial Services Inc. FBO Frost Gamma Investments Trust	97.88%

UBS U.S. Large Cap Equity Fund—Class A	Fidelity Invest Inst Operations Co Inc Agnt Certain Employee Benefit Plans Fidelity Invest-Financial Oper	6.63%

	ONEDUN First American Bank	5.7%

UBS U.S. Large Cap Equity Fund—Class B	NFS LLC FEBO Ttees of LeBoeuf LGM Ttee LLP PS Plan FBO Dana S. Fried	10.49%

	UBS Financial Services Inc. FBO Shelby E. White	9.03%

	UBS Financial Services Inc. CUST Uta R. Tanis Rollover IRA	7.0%

	LPL Financial Services	6.05%

	UBS Financial Services Inc. CUST Russell G. Tanis R/o IRA	5.6%

UBS U.S. Large Cap Equity Fund—Class C	DCGT as Ttee and/or CUST FBO Various Qualified Plans	10.2%

	DCGT as Ttee and/or CUST FBO Principal Financial Group Omnibus Qualified	5.82%

UBS U.S. Large Cap Equity Fund—Class Y	Pershing LLC IMS & Co For the exclusive benefit of customers FBO various customers	25.68% 19.56%

	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	12.0%

	JP Morgan Chase CUST FBO Pearson Retirement Plan C/O JP Morgan RPS	10.62%

	ONEDUN First American Bank	5.72%

UBS U.S. Large Cap Growth Fund—Class A	UBS Financial Services Inc. FBO Manuel Ramirez Juliana Ramirez TEN ENTR UBS AG Omnibus Reinvest	17.58% 8.45%

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Fund	Name & address*	Percent held
UBS U.S. Large Cap Growth Fund—Class B	UBS Financial Services Inc. FBO Julio A. Barea and Pilar Barea tenants in common	49.75%

	NFS/FMTC IRA FBO Van V. Shantharam	9.42%

	AG Edwards & Sons Inc Blanca Poelker Ttee Blanca Poelker Liv Trust	8.28%

UBS U.S. Large Cap Growth Fund—Class C	UBS Financial Services Inc. CUST Integrated Computer Systems, Inc. Profit Sharing Plan UAD	9.51%

	Morgan Keegan & Company, Inc. FBO Nancy Works Revocable Trust U/A 1/4/01 Nancy Works Ttee	7.49%

	UBS Financial Services Inc. CUST Peter Z. Cohen	7.24%

	UBS Financial Services Inc. CUST UBS-FINSVC CDN FBO Mrs. Mary Jane Frost	5.36%

	UBS Financial Services Inc. FBO Duncan Tabb Wierengo	5.31%

UBS U.S. Large Cap Growth Fund—Class Y	Pershing LLC IMS & Co For the exclusive benefit of customers FBO various customers	46.59% 36.12%

	Northern Trust Company as Trustee FBO UBS Financial Services 401K PL	9.8%

UBS U.S. Large Cap Value Equity Fund—Class B	Merrill Lynch Financial Data SCVS	10.92%

	MS & Co FBO Amy Lanham	6.1%

UBS U.S. Large Cap Value Equity Fund—Class C	UBS Financial Services Inc. FBO Servando Castelo V.	5.09%

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Fund	Name & address*	Percent held
UBS U.S. Large Cap Value Equity Fund—Class Y	JP Morgan Chase Bank as Trustee FBO Cushman & Wakefield 401(k) Pay Conversion Plan C/O JP Morgan RPS MGMT RPTG Team	38.52%

	Northern Trust Company as Trustee FBO UBS Financial Services 401K PL	31.83%

	Wilmington Trust Co FBO Brinson Partners Inc. Supp Incent Comp Plan	11.53%

	JP Morgan Chase Bank as Trustee FBO Cushman & Wakefield 401K Retirement Savings Plan for Building Employees C/O JP Morgan RPS MGMT RPTG Team	8.45%

UBS U.S. Mid Cap Growth Equity Fund—Class A	UBS Financial Services Inc. CUST UBS-FINSVC CDN FBO Ms. Nancy Carla Barber	24.33%

	UBS Financial Services Inc. FBO Paul A. Graham Jr Elizabeth Russo Graham JTWROS	13.15%

	UBS Financial Services Inc. FBO James Travis Caroline Travis JTWROS	12.07%

	UBS Financial Services Inc. CUST David J. Lettenberger Rollover IRA	7.98%

	UBS Financial Services Inc. FBO Charlene Lo	6.69%

	UBS Financial Services Inc. FBO Kathryn J. Hoy Joseph William Kurimay JTWROS	6.1%

	UBS Financial Services Inc. CUST Mark E. Kenyon	5.11%

UBS U.S. Mid Cap Growth Equity Fund—Class C	NFS LLC FEBO Marian Stephens Quade Marian Stephens Quade Ttee U/A 07/19/02	44.52%

	UBS Financial Services Inc. CUST UBS-FINSVC CDN FBO Mrs. Hilda Spevack	16.45%

	UBS Financial Services Inc. CUST Robert M. Meyer Traditional IRA	10.28%

	First Clearing, LLC Arthur Hokanson Ttee Arthur Hokanson Trust U/A Dtd 05/16/02	8.85%

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Fund	Name & address*	Percent held
	UBS Financial Services Inc. FBO Rajeswari Akella	8.61%

	UBS Financial Services Inc. FBO Kimberly Story	5.89%

UBS U.S. Mid Cap Growth Equity Fund—Class Y	UBS Global Asset Management Americas Inc.	100%

UBS U.S. Small Cap Growth Fund—Class A	ING Life Insurance & Annuity Co Nationwide Insurance Company Trust C/O IPO Portfolio Accounting	14.57% 12.22%

	Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers	11.63%

	ING National Trust	8.36%

	Wells Fargo Bank NA FBO Retirement Plan Services	7.15%

	Wells Fargo Bank West NA Trustee FBO Various FASCORP Recordkept Plns C/O FASCORP	6.97%

UBS U.S. Small Cap Growth Fund—Class B	UBS Financial Services Inc. FBO Jane F. Fair	5.25%

UBS U.S. Small Cap Growth Fund—Class Y	Fidelity Invest Inst Operations Co Inc Agnt Certain Employee Benefit Plans Fidelity Invest-Financial Oper	14.32%

	UBS Omnibus Reinvest Account	10.99%

	Charles Schwab & Co Inc	8.51%

	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	7.34%

	Mastercard State Street Bank as Trustee Citistreet as Plan Administrator	7.28%

	Pershing LLC	6.78%

	JP Morgan Chase Bank as Trustee FBO El Paso Corporation RSP C/O JP Morgan RSP MGMT Rpty Team	6.4%

	Merrill Lynch Financial Data Scvs	5.47%

	IMS & Co For the exclusive benefit of customers FBO various customers	5.29%

UBS Absolute Return Bond Fund—Class Y	Banco National de Angola	66.62%

	Pershing LLC	14.38%

	IMS & Co For the exclusive benefit of customers FBO various customers	9.96%

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Fund	Name & address*	Percent held
UBS Global Bond Fund—Class A	UBS Financial Services Inc. FBO Busch Consolidated Inc.	8.54%

	UBS AG Omnibus Reinvest Account UBST	5.91%

UBS Global Bond Fund—Class B	UBS Financial Services Inc. CUST Michael B. Williams Rollover IRA	26.55%

	UBS Financial Services Inc. CUST Mrs. Seena Gershwin	12.65%

	UBS Financial Services Inc. CUST William C. Hassler Traditional IRA	7.32%

	UBS Financial Services Inc. FBO Christopher E. Cook TOD Account	6.5%

	UBS Financial Services Inc. FBO PaineWebber CUST UBS PaineWebber CDN FBO FBO Heidi D. Cranford	6.14%

	UBS Financial Services Inc. FBO Judi Just	5.55%

	Raymond James & Assoc Inc FBO Gideon Ira	5.32%

	UBS Financial Services Inc. CUST Daniel P. Carter	5.03%

UBS Global Bond Fund—Class C	UBS Financial Services Inc. FBO Alexander B. Hawes Ttee Harriet H. Savage Ttee Matthew A. Hawes	13.25%

UBS Global Bond Fund—Class Y	Pershing LLC IMS & Co For the exclusive benefit of customers FBO various customers	35.96% 28.19%

	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	17.11%

	National Financial Services Corp For the exclusive benefit of our customers	5.1%

UBS High Yield Fund—Class B	MS & Co C/F Edward C. McComb IRA Standard	8.3%

	Citigroup Global Markets Inc.	5.06%

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Fund	Name & address*	Percent held
UBS High Yield Fund—Class Y	UBS Omnibus Reinvest Account Pershing LLC IMS & Co For the exclusive benefit of customers FBO various customers	61.07% 14.78% 11.36%

UBS U.S. Bond Fund—Class A	Charles Schwab & Co Inc Charles Schwab & Co Inc	16.25% 10.97%

UBS U.S. Bond Fund—Class B	UBS Financial Services Inc. FBO Douglas J. Theno & Margie Theno Revocable Living Trust Margie Theno Ttees	14.32%

	UBS Financial Services Inc. CUST Bruce A. Macphetres Access-US Trust	10.69%

	UBS Financial Services Inc. FBO David N. Miller	10.67%

	UBS Financial Services Inc. FBO Neal A. Alvanos Trustee U/A 10-27-75 Irrev Trust	9.6%

	UBS Financial Services Inc. FBO Marcella F. Pela	7.16%

	UBS Financial Services Inc. CUST Arlene Fraser	6.38%

	UBS Financial Services Inc. CUST Shirley S. Davis, Deceased Debra L. Davis, Beneficiary	5.9%

	UBS Financial Services Inc. FBO Neal Alvanos Ttee UAD 10-27-75 by Edna T. Alvanos	5.86%

UBS U.S. Bond Fund—Class C	First Clearing, LLC James W. Wiggins (IRA) FCC as custodian	9.98%

	UBS Financial Services Inc. CUST Jerry Wayne Mills, deceased FBO Sandra C. Mills	5.33%

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Fund	Name & address*	Percent held
UBS U.S. Bond Fund—Class Y	Pershing LLC IMS & Co For the exclusive benefit of customers FBO various customers	36.18% 29.58%

	State Street Bank & Trust Co Ttee The UBS Savings & Investment Plan	18.2%

*  The shareholders listed may be contacted c/o UBS Global Asset Management (US) Inc., Compliance Department, 51 West 52nd Street, New York, NY 10019-6114.

As of September 30, 2007, there were no persons who owned of record or beneficially more than 25% of the outstanding voting shares of the Trust.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular Fund.

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Investment advisory, principal underwriting and other
service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $159 billion, as of June 30, 2007, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $753.1 billion in assets under management as of June 30, 2007. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of June 30, 2007, the Advisor also serves as the investment advisor or sub-advisor to thirty-eight other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Allocation Portfolio; ING UBS U.S. Large Cap Equity Portfolio; ING UBS U.S. Small Cap Growth Portfolio; Insured Municipal Income Fund Inc.; Investment Grade Municipal Income Fund Inc.; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Global Allocation Trust; John Hancock Trust: Large Cap Trust; John Hancock Trust: Strategic Opportunities Trust; Lincoln Variable Insurance Products Trust: Global Asset Allocation Fund; Managed High Yield Plus Fund Inc.; Principal Investors Fund, Inc.: Partners LargeCap Value Fund I; Principal Investors Fund, Inc.: Partners SmallCap Growth Fund II; Principal Variable Contracts Fund, Inc.: Small Cap Growth Fund; Riversource Small Cap Growth Fund; RS Large Cap Value Fund; RS Large Cap Value VIP Series; SMA Relationship Trust; Strategic Global Income Fund Inc.; TA IDEX UBS Dynamic Alpha Fund; TA IDEX UBS Large Cap Value Portfolio; UBS Relationship Funds; UBS Cashfund Inc.; UBS Index Trust; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; UBS PACE Select Advisors Trust; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; UBS Series Trust; and AST UBS Dynamic Alpha Portfolio.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. For purposes of calculating the UBS Global Frontier Fund's fee, the Fund's average daily net assets will be deemed to be the average daily value of the Fund's total assets minus the sum of the Fund's liabilities (which liabilities exclude the aggregate amount of any borrowing). The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates according to the following fee schedule:

Fund	Assets under management	Fee
UBS Dynamic Alpha Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion On the next $2 billion-$4 billion Above $4 billion	0.850% 0.800% 0.750% 0.725% 0.700% 0.680%
UBS Global Allocation Fund	$0-$500 million
On the next $500 million-$1 billion
On the next $1 billion-$1.5 billion
On the next $1.5 billion-$2 billion
On the next $2 billion-$3 billion
On the next $3 billion-$6 billion
	Above $6 billion	0.800% 0.750% 0.700% 0.675% 0.650% 0.630% 0.610%
UBS Global Frontier Fund	N/A	0.950%
UBS Global Equity Fund	$0-$250 million On the next $250 million-$500 million On the next $500 million-$1 billion Above $1 billion	0.750% 0.700% 0.680% 0.650%
UBS International Equity Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.800% 0.750% 0.700% 0.675% 0.650%
UBS U.S. Equity Alpha Fund	$0-$500 million On the next $500 million-$1 billion Above $1 billion	1.000% 0.900% 0.850%
UBS U.S. Large Cap Equity Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.700% 0.650% 0.600% 0.575% 0.550%
UBS U.S. Large Cap Growth Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.700% 0.650% 0.600% 0.575% 0.550%

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Fund	Assets under management	Fee
UBS U.S. Large Cap Value Equity Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.700% 0.650% 0.600% 0.575% 0.550%
UBS U.S. Mid Cap Growth Equity Fund	$0-$500 million On the next $500 million-$1 billion Above $1 billion	0.850% 0.800% 0.775%
UBS U.S. Small Cap Growth Fund	$0-$1 billion Above $1 billion	0.850% 0.825%
UBS Absolute Return Bond Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.550% 0.500% 0.475% 0.450% 0.425%
UBS Global Bond Fund	$0-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.650% 0.600% 0.550%
UBS High Yield Fund	$0-$500 million On the next $500 million-$1 billion Above $1 billion	0.600% 0.550% 0.525%
UBS U.S. Bond Fund	$0-$500 million On the next $500 million-$1 billion On the next $1 billion-$1.5 billion On the next $1.5 billion-$2 billion Above $2 billion	0.500% 0.475% 0.450% 0.425% 0.400%

Each Fund (other than UBS Global Allocation Fund and UBS International Equity Fund) is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding any 12b-1 Plan fees and expenses incurred through investment in other investment companies: 1.10% for the UBS Dynamic Alpha Fund; 1.15% for the UBS Global Frontier Fund; 1.00% for the UBS Global Equity Fund; 1.05% for the UBS U.S. Large Cap Equity Fund; 0.80% for the UBS U.S. Large Cap Growth Fund; 1.03% for the UBS U.S. Small Cap Growth Fund; 0.85% for the UBS U.S. Large Cap Value Equity Fund and UBS Absolute Return Bond Fund; 1.20% for the UBS U.S. Mid Cap Growth Equity Fund; 0.95% for the UBS High Yield Fund; 0.90% for the UBS Global Bond Fund; and 0.60% for the UBS U.S. Bond Fund. The UBS U.S. Equity Alpha Fund is subject to a one-year contractual expense limit at the rate of 1.25% of the UBS U.S. Equity Alpha Fund's average daily net assets, excluding any 12b-1 Plan fees, expenses incurred through investment in other investment companies and securities loan fees and dividends expenses for securities sold short. The contractual fee waiver and/or expense reimbursement agreements will remain in place for the Funds' fiscal year ending June 30, 2008. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreements

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also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

With regard to UBS International Equity Fund, the Advisor has agreed to irrevocably waive its fees and reimburse certain expenses to the extent that the total operating expenses (excluding 12b-1 fees) exceed 1.00% of the Fund's average daily net assets.

General expenses of the Trust (such as costs of maintaining corporate existence, certain legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Advisory fees accrued for the periods indicated below were as follows:

A. Fiscal year ended June 30, 2007

Fund*	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Dynamic Alpha Fund	$23,631,158	$23,631,158	$0
UBS Global Allocation Fund	30,801,439	30,801,439	0
UBS Global Equity Fund	3,228,817	2,951,996	276,821
UBS International Equity Fund	1,662,680	1,363,528	299,152
UBS U.S. Equity Alpha Fund	1,329,213	1,264,115	65,098
UBS U.S. Large Cap Equity Fund	5,548,125	5,548,125	0
UBS U.S. Large Cap Growth Fund	255,412	73,126	182,286
UBS U.S. Large Cap Value Equity Fund	950,238	687,140	263,098
UBS U.S. Mid Cap Growth Equity Fund	45,256	0	165,848
UBS U.S. Small Cap Growth Fund	3,831,239	2,829,613	1,001,626
UBS Absolute Return Bond Fund	2,917,215	2,917,215	0
UBS Global Bond Fund	725,912	566,274	159,638
UBS High Yield Fund	639,825	575,055	64,770
UBS U.S. Bond Fund	872,527	574,889	297,638

*  The UBS Global Frontier Fund had not commenced operations as of the time period indicated.

B. Fiscal year ended June 30, 2006

Fund*	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Dynamic Alpha Fund	$12,866,217	$12,866,217	$0
UBS Global Allocation Fund	24,475,987	24,475,987	0
UBS Global Equity Fund	3,328,109	2,835,870	492,239
UBS International Equity Fund	1,268,153	968,188	299,965
UBS U.S. Large Cap Equity Fund	3,660,532	3,660,532	0
UBS U.S. Large Cap Growth Fund	75,006	0	139,307
UBS U.S. Large Cap Value Equity Fund	938,504	648,216	290,288
UBS U.S. Mid Cap Growth Equity Fund	11,333	0	62,427
UBS U.S. Small Cap Growth Fund	3,054,197	2,500,304	553,893

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Fund*	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Absolute Return Bond Fund	$1,973,974	$1,973,974	$0
UBS Global Bond Fund	590,120	371,750	218,370
UBS High Yield Fund	657,225	493,663	163,562
UBS U.S. Bond Fund	680,872	384,628	296,244

*  The UBS U.S. Equity Alpha Fund had not commenced operations as of the time period indicated.

C. Fiscal year ended June 30, 2005

Fund*	Gross advisory fees earned by Advisor	Net advisory fees paid after fee waiver	Fund expenses waived/reimbursed by Advisor
UBS Dynamic Alpha Fund	$2,027,422	$2,026,765	$657
UBS Global Allocation Fund	17,557,547	17,557,547	0
UBS Global Equity Fund	3,265,839	2,632,363	633,476
UBS International Equity Fund	968,941	717,186	251,755
UBS U.S. Large Cap Equity Fund	1,457,582	1,457,582	0
UBS U.S. Large Cap Growth Fund	44,814	0	139,191
UBS U.S. Large Cap Value Equity Fund	988,789	555,899	432,880
UBS U.S. Small Cap Growth Fund	1,788,428	1,316,135	472,293
UBS Absolute Return Bond Fund	102,110	45,750	56,360
UBS Global Bond Fund	521,125	327,506	193,619
UBS High Yield Fund	853,068	776,102	76,966
UBS U.S. Bond Fund	664,956	373,201	291,755

*  The UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Equity Alpha Fund had not commenced operations as of the time period indicated.

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2007:

	Registered investment companies				Other pooled investment vehicles			Other accounts
Portfolio manager (Funds managed)	Number		Assets managed (in millions)		Number		Assets managed (in millions)	Number		Assets managed (in millions)
Brian D. Singer (UBS Global Allocation Fund, UBS Global Frontier Fund and UBS Dynamic Alpha Fund)	10	(1)	$13,667	(2)	10		$11,554	29		$4,962
John C. Leonard (UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Equity Alpha Fund)	16		$4,267		66	(3)	$20,782	13	(4)	$1,994

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	Registered investment companies			Other pooled investment vehicles			Other accounts
Portfolio Manager (Funds managed)	Number		Assets managed (in millions)	Number		Assets managed (in millions)	Number		Assets managed (in millions)
Thomas M. Cole (UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Equity Alpha Fund)	16		$4,267	66	(3)	$20,782	16	(4)	$1,990
Thomas Digenan (UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Equity Alpha Fund)	16		$4,267	66	(3)	$20,782	18	(4)	$1,986
Scott Hazen (UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Equity Alpha Fund)	16		$4,267	66	(3)	$20,782	10	(4)	$1,986
Scott Bondurant (UBS U.S. Equity Alpha Fund)	2	(5)	$361	2		$404	7		$1.5
Lawrence Kemp (UBS U.S. Large Cap Growth Fund)	2		$501	4		$1,775	11		$3,456
John A. Penicook(a) (UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS U.S. Bond Fund)	8		$4,801	2		$689	42	(6)	$13,131
Thomas Haag(b) (UBS High Yield Fund)	4		$578	2		$135	2		$8
Bruno Bertocci(b) (UBS Global Equity Fund)	1		$408	14		$312	9		$3,969	(7)
Ilario DiBon(b) (UBS International Equity Fund)	2		$805	31		$3,127	22		$8,737
Paul Graham (UBS U.S. Small Cap Growth Fund)	5		$917.8	2		$204	15	(8)	$518

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	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number		Assets managed (in millions)
David Wabnik (UBS U.S. Small Cap Growth Fund)	5	$917.8	2	$209	13	(8)	$515
David J. Lettenberger (UBS U.S. Mid Cap Growth Equity Fund)	1	$6	2	$139	6		$2
Nancy C. Barber (UBS U.S. Mid Cap Growth Equity Fund)	1	$6	2	$139	1		$0

(1)  One account with assets of approximately $190 million has an advisory fee based upon the performance of the account.

(2)  This number includes assets managed for Funds that are invested in other affiliated registered investment companies.

(3)  Three accounts with assets of approximately $1.2 billion have an advisory fee based upon the performance of the account.

(4)  One account with assets of approximately $283 million has an advisory fee based upon the performance of the account.

(5)  One account with assets of approximately $124.6 million has an advisory fee based upon the performance of the account.

(6)  One account with assets of approximately $111 million has an advisory fee based upon the performance of the account.

(7)  Two accounts' assets were calculated as of May 31, 2007.

(8)  One account with assets of approximately $59.9 million has an advisory fee based upon the performance of the account.

(a)  As Global Head of Fixed Income, John Penicook oversees a number of Research and Portfolio Management teams around the world. These teams are not involved in the day-to-day portfolio management of the listed accounts.

(b)  Thomas Haag, Bruno Bertocci and Ilario DiBon each began managing their respective Funds effective on July 1, 2007.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity

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due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

• Competitive salary, benchmarked to maintain competitive compensation opportunities.

• Annual bonus, tied to individual contributions and investment performance.

• UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG Equity. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS AG stock with after-tax funds from their bonus and/or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

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Portfolio Manager/Fund*	Range of shares owned**
Brian D. Singer UBS Global Allocation Fund UBS Dynamic Alpha Fund UBS Global Frontier Fund	$10,001-$50,000 over $1,000,000 None
John C. Leonard UBS U.S. Large Cap Equity Fund UBS U.S. Large Cap Value Equity Fund UBS U.S. Equity Alpha Fund	over $1,000,000 None None
Thomas M. Cole UBS U.S. Large Cap Equity Fund UBS U.S. Large Cap Value Equity Fund UBS U.S. Equity Alpha Fund	$100,001-$500,000 None None
Thomas Digenan UBS U.S. Large Cap Equity Fund UBS U.S. Large Cap Value Equity Fund UBS U.S. Equity Alpha Fund	$10,001-$50,000 None None
Scott Hazen UBS U.S. Large Cap Equity Fund UBS U.S. Large Cap Value Equity Fund UBS U.S. Equity Alpha Fund	$100,001-$500,000 None $100,001-$500,000
Scott Bondurant UBS U.S. Equity Alpha Fund	$100,001-$500,000
Lawrence Kemp UBS U.S. Large Cap Growth Fund	$100,001-$500,000
John A. Penicook UBS U.S. Bond Fund UBS Global Bond Fund UBS Absolute Return Bond Fund	None None over $1,000,000
Thomas Haag UBS High Yield Fund	None
Bruno Bertocci UBS Global Equity Fund	None
Ilario DiBon UBS International Equity Fund	None
Paul Graham UBS U.S. Small Cap Growth Fund	$100,001-$500,000

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Portfolio Manager/Fund*	Range of shares owned**
David Wabnik UBS U.S. Small Cap Growth Fund	None
David J. Lettenberger UBS U.S. Mid Cap Growth Equity Fund	$10,001-$50,000
Nancy C. Barber UBS U.S. Mid Cap Growth Equity Fund	None

*  As of June 30, 2007

**  The Portfolio Managers may participate in a deferred compensation plan that invests in the Funds. These holdings are not included in the table.

Administrative, accounting and custody services

Administrative and accounting services.  UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG. Prior to April 1, 2006, UBS Global AM (US) served as the Fund's administrator under the same terms and conditions described below. UBS Global AM (US) is also an indirect wholly owned subsidiary of UBS AG.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, Massachusetts 02108-3913 and is a corporate affiliate of JPMorgan Chase.

For the fiscal years ended June 30, 2007, 2006 and 2005, aggregate fees paid to UBS Global AM (Americas) (after April 1, 2006), UBS Global AM (US) (before April 1, 2006) and JPMorgan Chase Bank and accrued by the Funds for custody, administration, accounting and portfolio valuation services were as follows:

Fund*	2007	2006	2005
UBS Dynamic Alpha Fund	$3,008,667	$1,265,563	$183,189
UBS Global Allocation Fund	5,872,477	4,534,953	3,340,336
UBS Global Equity Fund	654,595	708,723	734,976
UBS International Equity Fund	374,296	295,834	190,508
UBS U.S. Equity Alpha Fund	166,222	N/A	N/A
UBS U.S. Large Cap Equity Fund	1,021,665	620,292	237,984

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Fund*	2007	2006	2005
UBS U.S. Large Cap Growth Fund	$47,739	$13,756	$7,928
UBS U.S. Large Cap Value Equity Fund	158,328	134,874	211,001
UBS U.S. Mid Cap Growth Equity Fund	6,720	1,937	N/A
UBS U.S. Small Cap Growth Fund	573,834	456,142	258,449
UBS Absolute Return Bond Fund	742,739	448,422	23,925
UBS Global Bond Fund	161,232	100,144	110,532
UBS High Yield Fund	111,390	135,722	185,200
UBS U.S. Bond Fund	194,173	172,669	164,809

*  The UBS Global Frontier Fund had not commenced investment operations as of the time periods indicated.

For the fiscal years ended June 30, 2007, 2006 and 2005, aggregate fees paid to PFPC Inc. and accrued by the Funds for transfer agency services are set forth in the table below.

Fund*	2007	2006	2005
UBS Dynamic Alpha Fund	$1,254,926	$631,252	$129,931
UBS Global Allocation Fund	2,285,086	2,155,014	1,433,111
UBS Global Equity Fund	417,968	643,772	643,891
UBS International Equity Fund	162,122	135,813	156,081
UBS U.S. Equity Alpha Fund	55,616	N/A	N/A
UBS U.S. Large Cap Equity Fund	467,904	263,040	42,390
UBS U.S. Large Cap Growth Fund	55,218	14,050	17,484
UBS U.S. Large Cap Value Equity Fund	128,148	159,005	184,443
UBS U.S. Mid Cap Growth Equity Fund	417	86	N/A
UBS U.S. Small Cap Growth Fund	1,006,313	518,601	386,444
UBS Absolute Return Bond Fund	215,085	94,660	6,854
UBS Global Bond Fund	120,003	78,885	53,553
UBS High Yield Fund	148,883	201,557	181,486
UBS U.S. Bond Fund	114,786	92,905	101,522

*  The UBS Global Frontier Fund had not commenced investment operations as of the time periods indicated.

Custody services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, acts as the principal underwriter of each class of shares of the Funds pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

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Under separate plans pertaining to the Class A, Class B and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan," and collectively, "Plans"), the Funds (except UBS Absolute Return Bond Fund) pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. The UBS Absolute Return Bond Fund pays the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of each class of shares. Under the Class B Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% (for the UBS Absolute Return Bond Fund), 0.50% (for UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund) or 0.75% (for all other Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.

The Underwriter uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class B and Class C Plans to offset the commissions it pays to dealers for selling each Fund's Class B and Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Classes, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

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In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to that which the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

The Funds paid (or accrued) the following service and/or distribution fees to UBS Global AM (US) under the Class A, Class B and Class C Plans during the fiscal year ended June 30, 2007:

Fund	Class A	Class B	Class C
UBS Dynamic Alpha Fund	$5,291,704	$302,447	$5,892,916
UBS Global Allocation Fund	6,636,917	1,527,044	11,605,355
UBS Global Equity Fund	436,557	101,955	548,972
UBS International Equity Fund	63,450	6,157	25,598
UBS U.S. Equity Alpha Fund	266,754	—	241,941
UBS U.S. Large Cap Equity Fund	304,643	9,583	86,058

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Fund	Class A	Class B	Class C
UBS U.S. Large Cap Growth Fund	$19,044	$3,438	$9,292
UBS U.S. Large Cap Value Equity Fund	276,619	14,542	156,461
UBS U.S. Mid Cap Growth Equity Fund	508	—	693
UBS U.S. Small Cap Growth Fund	379,714	36,958	78,611
UBS Absolute Return Bond Fund	379,866	—	186,081
UBS Global Bond Fund	38,595	3,699	12,512
UBS High Yield Fund	127,664	22,749	89,784
UBS U.S. Bond Fund	80,625	6,788	11,499

Amounts spent on behalf of each Fund's Class A shares pursuant to the Class A Plan during the fiscal year ended June 30, 2007 are set forth below:

UBS Dynamic Alpha Fund

Marketing and advertising	$2,433,544
Payments to broker-dealers	3,537,489
Printing of prospectuses and SAIs	2,709
Service fees paid to financial advisors and interest expense	2,139,919

UBS Global Allocation Fund

Marketing and advertising	$1,751,506
Payments to broker-dealers	2,299,858
Printing of prospectuses and SAIs	3,382
Service fees paid to financial advisors and interest expense	2,662,686

UBS Global Equity Fund

Marketing and advertising	$206,616
Payments to broker-dealers	10,636
Printing of prospectuses and SAIs	360
Service fees paid to financial advisors and interest expense	171,604

UBS International Equity Fund

Marketing and advertising	$212,125
Payments to broker-dealers	1,314
Printing of prospectuses and SAIs	206
Service fees paid to financial advisors and interest expense	24,935

UBS U.S. Equity Alpha Fund

Marketing and advertising	$561,224
Payments to broker-dealers	321,285
Printing of prospectuses and SAIs	157
Service fees paid to financial advisors and interest expense	116,186

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$851,975
Payments to broker-dealers	41,437
Printing of prospectuses and SAIs	842
Service fees paid to financial advisors and interest expense	120,616

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UBS U.S. Large Cap Growth Fund

Marketing and advertising	$125,780
Payments to broker-dealers	2,536
Printing of prospectuses and SAIs	35
Service fees paid to financial advisors and interest expense	7,540

UBS U.S. Large Cap Value Equity Fund

Marketing and advertising	$127,193
Payments to broker-dealers	1,095
Printing of prospectuses and SAIs	131
Service fees paid to financial advisors and interest expense	108,622

UBS U.S. Mid Cap Growth Equity Fund

Marketing and advertising	$108,518
Payments to broker-dealers	44
Printing of prospectuses and SAIs	4
Service fees paid to financial advisors and interest expense	200

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$470,780
Payments to broker-dealers	25,255
Printing of prospectuses and SAIs	466
Service fees paid to financial advisors and interest expense	471,246

UBS Absolute Return Bond Fund

Marketing and advertising	$764,074
Payments to broker-dealers	217,940
Printing of prospectuses and SAIs	518
Service fees paid to financial advisors and interest expense	154,134

UBS Global Bond Fund

Marketing and advertising	$176,044
Payments to broker-dealers	2,939
Printing of prospectuses and SAIs	110
Service fees paid to financial advisors and interest expense	15,221

UBS High Yield Fund

Marketing and advertising	$141,124
Payments to broker-dealers	940
Printing of prospectuses and SAIs	93
Service fees paid to financial advisors and interest expense	50,110

UBS U.S. Bond Fund

Marketing and advertising	$236,757
Payments to broker-dealers	32,962
Printing of prospectuses and SAIs	182
Service fees paid to financial advisors and interest expense	31,635

78

Amounts spent on behalf of each Fund's Class B shares pursuant to the Class B Plan during the fiscal year ended June 30, 2007 are set forth below:

UBS Dynamic Alpha Fund

Marketing and advertising	$34,186
Payments to broker-dealers	265,686
Printing of prospectuses and SAIs	39
Service fees paid to financial advisors and interest expense	64,462

UBS Global Allocation Fund

Marketing and advertising	$101,762
Payments to broker-dealers	994,435
Printing of prospectuses and SAIs	194
Service fees paid to financial advisors and interest expense	248,421

UBS Global Equity Fund

Marketing and advertising	$11,667
Payments to broker-dealers	117,595
Printing of prospectuses and SAIs	21
Service fees paid to financial advisors and interest expense	15,016

UBS International Equity Fund

Marketing and advertising	$5,173
Payments to broker-dealers	2,882
Printing of prospectuses and SAIs	5
Service fees paid to financial advisors and interest expense	883

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$6,939
Payments to broker-dealers	5,685
Printing of prospectuses and SAIs	7
Service fees paid to financial advisors and interest expense	1,604

UBS U.S. Large Cap Growth Fund

Marketing and advertising	$5,776
Payments to broker-dealers	1,904
Printing of prospectuses and SAIs	2
Service fees paid to financial advisors and interest expense	435

UBS U.S. Large Cap Value Equity Fund

Marketing and advertising	$1,642
Payments to broker-dealers	10,566
Printing of prospectuses and SAIs	2
Service fees paid to financial advisors and interest expense	2,026

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$10,370
Payments to broker-dealers	37,462
Printing of prospectuses and SAIs	11
Service fees paid to financial advisors and interest expense	4,844

79

UBS Global Bond Fund

Marketing and advertising	$3,849
Payments to broker-dealers	3,095
Printing of prospectuses and SAIs	3
Service fees paid to financial advisors and interest expense	606

UBS High Yield Fund

Marketing and advertising	$17,614
Payments to broker-dealers	29,599
Printing of prospectuses and SAIs	4
Service fees paid to financial advisors and interest expense	4,356

UBS U.S. Bond Fund

Marketing and advertising	$4,658
Payments to broker-dealers	5,074
Printing of prospectuses and SAIs	4
Service fees paid to financial advisors and interest expense	1,027

Amounts spent on behalf of each Fund's Class C shares pursuant to the Class C Plan during the fiscal year ended June 30, 2007 are set forth below:

UBS Dynamic Alpha Fund

Marketing and advertising	$675,772
Payments to broker-dealers	3,659,273
Printing of prospectuses and SAIs	754
Service fees paid to financial advisors and interest expense	366,351

UBS Global Allocation Fund

Marketing and advertising	$767,613
Payments to broker-dealers	4,747,676
Printing of prospectuses and SAIs	1,478
Service fees paid to financial advisors and interest expense	727,200

UBS Global Equity Fund

Marketing and advertising	$65,223
Payments to broker-dealers	165,758
Printing of prospectuses and SAIs	113
Service fees paid to financial advisors and interest expense	39,211

UBS International Equity Fund

Marketing and advertising	$21,474
Payments to broker-dealers	10,929
Printing of prospectuses and SAIs	21
Service fees paid to financial advisors and interest expense	1,598

UBS U.S. Equity Alpha Fund

Marketing and advertising	$128,583
Payments to broker-dealers	212,218
Printing of prospectuses and SAIs	36
Service fees paid to financial advisors and interest expense	6,848

80

UBS U.S. Large Cap Equity Fund

Marketing and advertising	$60,201
Payments to broker-dealers	45,450
Printing of prospectuses and SAIs	59
Service fees paid to financial advisors and interest expense	4,360

UBS U.S. Large Cap Growth Fund

Marketing and advertising	$15,406
Payments to broker-dealers	4,142
Printing of prospectuses and SAIs	4
Service fees paid to financial advisors and interest expense	1,024

UBS U.S. Large Cap Value Equity Fund

Marketing and advertising	$18,013
Payments to broker-dealers	48,344
Printing of prospectuses and SAIs	19
Service fees paid to financial advisors and interest expense	11,047

UBS U.S. Mid Cap Growth Equity Fund

Marketing and advertising	$38,476
Payments to broker-dealers	872
Printing of prospectuses and SAIs	2
Service fees paid to financial advisors and interest expense	52

UBS U.S. Small Cap Growth Fund

Marketing and advertising	$24,349
Payments to broker-dealers	24,616
Printing of prospectuses and SAIs	24
Service fees paid to financial advisors and interest expense	5,560

UBS Absolute Return Bond Fund

Marketing and advertising	$112,333
Payments to broker-dealers	124,201
Printing of prospectuses and SAIs	76
Service fees paid to financial advisors and interest expense	9,395

UBS Global Bond Fund

Marketing and advertising	$18,984
Payments to broker-dealers	3,716
Printing of prospectuses and SAIs	12
Service fees paid to financial advisors and interest expense	1,232

UBS High Yield Fund

Marketing and advertising	$33,144
Payments to broker-dealers	25,368
Printing of prospectuses and SAIs	22
Service fees paid to financial advisors and interest expense	8,696

81

UBS U.S. Bond Fund

Marketing and advertising	$11,390
Payments to broker-dealers	3,478
Printing of prospectuses and SAIs	9
Service fees paid to financial advisors and interest expense	1,422

In approving the Class A Plan, the Class B Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to each dealer agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs. With respect to the Class B Plan, the Board also recognized that the Underwriters' willingness to compensate dealers without the concomitant receipt by the Underwriter of initial sales charges was conditioned upon its expectation of being compensated under the Class B Plan.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

Under the Principal Underwriting Contract, UBS Global AM (US) earned the following approximate amounts of sales charges in connection with the sale of shares, and retained the following approximate amounts, net of concessions to dealers:

	Fiscal year ended June 30,
Fund	2007	2006	2005
UBS Dynamic Alpha Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	$5,227,717	$9,359,822	$6,675,670
Amount Retained by UBS Global AM (US)	591,898	1,092,312	770,071
CDSC revenue
Amount Paid to UBS Global AM (US)	333,497	83,297	15
Amount Retained by UBS Global AM (US)	333,497	83,297	15
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	111,940	26,500	4,505
Amount Retained by UBS Global AM (US)	62,824	26,500	4,505

82

	Fiscal year ended June 30,
Fund	2007	2006	2005
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	$217,359	$152,480	$24,560
Amount Retained by UBS Global AM (US)	191,367	152,480	24,560
UBS Global Allocation Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	6,765,318	6,554,252	9,277,381
Amount Retained by UBS Global AM (US)	647,954	712,104	1,088,617
CDSC revenue
Amount Paid to UBS Global AM (US)	54,877	173,846	73,639
Amount Retained by UBS Global AM (US)	54,877	173,846	73,639
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	237,595	431,859	271,984
Amount Retained by UBS Global AM (US)	237,595	431,859	271,984
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	128,972	238,317	180,113
Amount Retained by UBS Global AM (US)	128,972	238,317	180,113
UBS Global Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	70,164	106,408	60,521
Amount Retained by UBS Global AM (US)	7,129	11,947	6,111
CDSC revenue
Amount Paid to UBS Global AM (US)	—	1,595	—
Amount Retained by UBS Global AM (US)	—	1,595	—
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	12,752	201,452	412,199
Amount Retained by UBS Global AM (US)	12,752	201,452	412,199
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	1,124	2,882	4,827
Amount Retained by UBS Global AM (US)	1,124	2,882	4,827

83

	Fiscal year ended June 30,
Fund	2007	2006	2005
UBS International Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	$41,252	$36,801	$29,267
Amount Retained by UBS Global AM (US)	4,497	3,549	2,903
CDSC revenue
Amount Paid to UBS Global AM (US)	—	38	756
Amount Retained by UBS Global AM (US)	—	38	756
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	1,173	1,615	2,041
Amount Retained by UBS Global AM (US)	1,173	1,615	2,041
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	938	941	880
Amount Retained by UBS Global AM (US)	938	941	880
UBS U.S. Equity Alpha Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	1,242,641	N/A	N/A
Amount Retained by UBS Global AM (US)	146,348	N/A	N/A
CDSC revenue
Amount Paid to UBS Global AM (US)	22,735	N/A	N/A
Amount Retained by UBS Global AM (US)	22,735	N/A	N/A
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	6,315	N/A	N/A
Amount Retained by UBS Global AM (US)	6,315	N/A	N/A
UBS U.S. Large Cap Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	69,603	195,276	35,876
Amount Retained by UBS Global AM (US)	6,503	12,016	3,537
CDSC revenue
Amount Paid to UBS Global AM (US)	2,000	—	—
Amount Retained by UBS Global AM (US)	2,000	—	—

84

	Fiscal year ended June 30,
Fund	2007	2006	2005
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	$1,163	$3,007	$2,529
Amount Retained by UBS Global AM (US)	1,163	3,007	2,529
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	1,358	1,386	157
Amount Retained by UBS Global AM (US)	1,358	1,386	157
UBS U.S. Large Cap Growth Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	4,018	27,537	7,863
Amount Retained by UBS Global AM (US)	307	1,527	801
CDSC revenue
Amount Paid to UBS Global AM (US)	4	—	—
Amount Retained by UBS Global AM (US)	4	—	—
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	234	8	314
Amount Retained by UBS Global AM (US)	234	8	314
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	22	527	—
Amount Retained by UBS Global AM (US)	22	527	—
UBS U.S. Large Cap Value Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	19,266	43,908	22,763
Amount Retained by UBS Global AM (US)	1,515	1,814	2,057
CDSC revenue
Amount Paid to UBS Global AM (US)	74	2,154	1,132
Amount Retained by UBS Global AM (US)	74	2,154	1,132
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	1,779	12,523	29,399
Amount Retained by UBS Global AM (US)	1,779	12,523	29,399

85

	Fiscal year ended June 30,
Fund	2007	2006	2005
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	$389	$63	$1,234
Amount Retained by UBS Global AM (US)	389	63	1,234
UBS U.S. Mid Cap Growth Equity Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	2,654	792	N/A
Amount Retained by UBS Global AM (US)	280	94	N/A
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	246	—	N/A
Amount Retained by UBS Global AM (US)	246	—	N/A
UBS U.S. Small Cap Growth Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	8,551	50,954	33,959
Amount Retained by UBS Global AM (US)	512	1,938	2,210
CDSC revenue
Amount Paid to UBS Global AM (US)	17	457	2
Amount Retained by UBS Global AM (US)	17	457	2
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	7,861	25,979	49,928
Amount Retained by UBS Global AM (US)	7,861	25,979	49,928
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	682	430	2,153
Amount Retained by UBS Global AM (US)	682	430	2,153
UBS Absolute Return Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	182,305	198,033	280,182
Amount Retained by UBS Global AM (US)	12,506	24,640	41,556

86

	Fiscal year ended June 30,
Fund	2007	2006	2005
CDSC revenue
Amount Paid to UBS Global AM (US)	$77,357	$91,863	$2,576
Amount Retained by UBS Global AM (US)	77,357	91,863	2,576
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	13,826	20,167	—
Amount Retained by UBS Global AM (US)	13,826	20,167	—
UBS Global Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	25,948	5,541	41,990
Amount Retained by UBS Global AM (US)	3,409	547	5,441
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	190	5,286	12,585
Amount Retained by UBS Global AM (US)	190	5,286	12,585
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	815	1,915	1,494
Amount Retained by UBS Global AM (US)	815	1,915	1,494
UBS High Yield Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	56,647	84,838	61,312
Amount Retained by UBS Global AM (US)	5,211	9,076	7,330
CDSC revenue
Amount Paid to UBS Global AM (US)	1,245	—	96
Amount Retained by UBS Global AM (US)	1,245	—	96
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	5,118	14,328	32,369
Amount Retained by UBS Global AM (US)	5,118	14,328	32,369
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	1,833	1,162	1,706
Amount Retained by UBS Global AM (US)	1,833	1,162	1,706

87

	Fiscal year ended June 30,
Fund	2007	2006	2005
UBS U.S. Bond Fund
Class A
Sales charge revenue
Amount Paid to UBS Global AM (US)	21,151	17,973	3,464
Amount Retained by UBS Global AM (US)	3,062	2,135	450
Class B
CDSC revenue
Amount Paid to UBS Global AM (US)	156	2,103	7,089
Amount Retained by UBS Global AM (US)	156	2,103	7,089
Class C
CDSC revenue
Amount Paid to UBS Global AM (US)	1,014	156	106
Amount Retained by UBS Global AM (US)	956	156	106

Transfer agency services

PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Funds; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are

88

required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) believes that any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates

89

who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Portfolio holdings disclosure policies and procedures

Introduction. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM (Americas) affiliates, fiduciaries, and broker-dealers, to ensure that such use is for legitimate business reasons and in the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service

90

Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal Department.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment adviser, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Funds; (iv) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current adviser; and (v) a newly hired investment adviser or sub-adviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian, receives portfolio holdings information daily on a real-time basis.

•  Thomson Corporation (Vestek) receives portfolio holdings information so that it may assist the Funds in production of their quarterly fact sheets on a quarterly basis. The portfolio holdings information is provided with a one-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Thomson Corporation. Additionally, Vestek receives portfolio holdings information on a monthly basis with a 30-day lag so that it may provide third party platforms that sell the Funds with portfolio analytics.

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•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

•  The rating agencies of Morningstar, Lipper and Standard & Poor's receive portfolio holdings information on a quarterly basis so that the Funds may be included in each rating agency's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment adviser, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person or Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information.  Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries;

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(ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law.  Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment adviser.

Bank line of credit

The Funds participate with other funds managed by UBS Global AM (Americas) in a $75 million committed credit facility (the "Credit Facility") with JPMorgan Chase Bank, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Funds have agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds participating in the credit facility. Interest is charged to each Fund at rates based on prevailing market rates at the time of borrowings.

Set forth in the table below are the combined average daily borrowings, combined number of days outstanding of loans, and the combined interest amounts paid for the Funds that utilized the Credit Facility for the fiscal period ended June 30, 2007.

Fund	Average daily borrowings	Number of days outstanding	Interest expense
UBS Dynamic Alpha Fund	$13,218,500	9	$19,101
UBS Global Equity Fund	15,931,121	6	15,429
UBS International Equity Fund	14,818,346	10	23,936
UBS U.S. Large Cap Equity Fund	26,470,000	4	17,044
UBS Global Bond Fund	1,480,000	2	478

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Fund	Commitment fees paid
UBS Dynamic Alpha Fund	$14,062
UBS Global Allocation Fund	20,584
UBS Global Equity Fund	1,929
UBS International Equity Fund	965
UBS U.S. Equity Alpha Fund	685
UBS U.S. Large Cap Equity Fund	3,710
UBS U.S. Large Cap Growth Fund	230
UBS U.S. Large Cap Value Equity Fund	588
UBS U.S. Mid Cap Growth Fund	19
UBS U.S. Small Cap Growth Fund	1,959
UBS Absolute Return Bond Fund	2,373
UBS Global Bond Fund	513
UBS High Yield Fund	467
UBS U.S. Bond Fund	800

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior

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to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

The Funds incurred brokerage commissions as follows:

	Fiscal year ended June 30,
Fund*	2007	2006	2005
UBS Dynamic Alpha Fund[1]	$1,118,592	$664,927	$0
UBS Global Allocation Fund	2,593,367	2,901,319	2,501,913
UBS Global Equity Fund[2]	395,540	602,721	493,697
UBS International Equity Fund	285,992	203,586	189,150
UBS U.S. Equity Alpha Fund	315,597	N/A	N/A
UBS U.S. Large Cap Equity Fund[1]	662,014	592,588	360,240
UBS U.S. Large Cap Growth Fund[1]	68,434	24,450	16,825
UBS U.S. Large Cap Value Equity Fund[2]	55,695	105,028	159,214
UBS U.S. Mid Cap Growth Equity Fund	4,336	2,486	N/A
UBS U.S. Small Cap Growth Fund[2]	296,951	417,330	315,163
UBS Absolute Return Bond Fund[1]	90,607	58,590	0
UBS Global Bond Fund[3]	1,338	0	0
UBS High Yield Fund[4]	0	0	1,347
UBS U.S. Bond Fund[3]	59,539	3,315	0

*  The UBS Global Frontier Fund had not commenced operations as of the time periods indicated.

1  The increase in brokerage commissions paid was due to an increase in portfolio activity.

2  The decrease in brokerage commissions paid was due to a decrease in portfolio activity.

3  The increase in broker commissions paid was due to an increase in derivative activities.

4  The decrease in brokerage commissions paid was due to a decrease in portfolio activity with respect to warrants.

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During the fiscal year ended June 30, 2007, the Funds' commissions for securities transactions to brokers which provided research services to the Funds were as follows:

	Value of Securities Transactions	Brokerage Commissions
UBS Dynamic Alpha Fund	$89,209,543	$96,827
UBS Global Allocation Fund	2,547,491,977	2,308,721
UBS Global Equity Fund	346,024,075	364,062
UBS International Equity Fund	320,692,262	288,983
UBS U.S. Equity Alpha Fund	494,489,476	268,841
UBS U.S. Large Cap Equity Fund	576,842,970	499,659
UBS U.S. Large Cap Growth Fund	137,403,691	68,434
UBS U.S. Large Cap Value Equity Fund	71,411,194	44,697
UBS U.S. Mid Cap Growth Equity Fund	5,422,663	2,576
UBS U.S. Small Cap Growth Fund	271,604,329	296,951
UBS Absolute Return Bond Fund	N/A	N/A
	Value of Securities Transactions	Brokerage Commissions
UBS Global Bond Fund	N/A	N/A
UBS High Yield Fund	N/A	N/A
UBS U.S. Bond Fund	N/A	N/A

For the fiscal year ended June 30, 2007, the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Mid Cap Growth Equity Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	% of aggregate commissions paid to UBS Securities, LLC	% of aggregate dollar amount paid to UBS Securities, LLC
UBS Dynamic Alpha Fund	$29,363	2.62%	0.15%
UBS Global Allocation Fund	935	0.04	0.05
UBS U.S. Equity Alpha Fund	463	0.15	0.05
UBS U.S. Large Cap Equity Fund	15,563	2.35	0.05
UBS U.S. Large Cap Value Equity Fund	23	0.04	0.03
UBS U.S. Mid Cap Growth Equity Fund	68	1.57	0.02

For the fiscal year ended June 30, 2006, the UBS Global Allocation Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	% of aggregate commissions paid to UBS Securities, LLC	% of aggregate dollar amount paid to UBS Securities, LLC
UBS Global Allocation Fund	$40,852	1.41%	0.06%
UBS U.S. Large Cap Equity Fund	6,525	1.10	0.16
UBS U.S. Large Cap Growth Fund	21	0.09	0.07
UBS U.S. Large Cap Value Equity Fund	1,000	0.95	0.13
UBS U.S. Small Cap Growth Fund	125	0.03	0.14

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For the fiscal year ended June 30, 2005, UBS Global Allocation Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund and UBS U.S. Small Cap Growth Fund paid brokerage commissions to UBS Securities, LLC, an affiliate of the Advisor and Underwriter, as follows:

Fund	Aggregate dollar amount of commissions paid to UBS Securities, LLC	% of aggregate commissions paid to UBS Securities, LLC	% of aggregate dollar amount paid to UBS Securities, LLC
UBS Global Allocation Fund	$141,550	5.66%	0.17%
UBS Global Equity Fund	30,116	6.10	0.18
UBS International Equity Fund	2,713	1.43	0.11
UBS U.S. Large Cap Equity Fund	37,362	10.37	0.13
UBS U.S. Large Cap Growth Fund	570	3.39	0.09
UBS U.S. Large Cap Value Equity Fund	19,974	12.55	0.09
UBS U.S. Small Cap Growth Fund	15,818	5.02	0.10

As of June 30, 2007, the following Funds owned securities issued by the following companies which are regular broker-dealers for such Funds:

UBS Dynamic Alpha Fund

Issuer	Type of Security	Value
Barclays PLC	International Equity	$17,715,336
Credit Suisse	International Equity	15,305,736
Deutsche Bank AG	International Equity	16,947,917

UBS Global Allocation Fund

Issuer	Type of Security	Value
Bank of New York Co., Inc.	Common Stock	$4,976,944
Barclays PLC	Common Stock	14,632,986
Bear Stearns & Co., Inc.	Mortgage and Agency Debt Securities	7,295,691
Citigroup	Common Stock	87,018,973
Citigroup	US Corporate Bonds	8,452,000
Credit Suisse	Common Stock	15,233,225
Credit Suisse	Mortgage and Agency Debt Securities	14,629,175
Deutsche Bank AG	Common Stock	3,703,918
Goldman Sachs & Co.	US Corporate Bonds	12,724,213
Goldman Sachs & Co.	Common Stock	5,873,925
JPMorgan Chase & Co.	Mortgage and Agency Debt Securities	10,925,586
JPMorgan Chase & Co.	Common Stock	36,851,070
Merrill Lynch & Co., Inc.	Commercial Mortgage-Backed Securities	9,284,518
Merrill Lynch & Co., Inc.	Common Stock	6,059,550
Morgan Stanley & Co., Inc.	Common Stock	79,480,494
Morgan Stanley & Co., Inc.	Commercial Mortgage-Backed Securities	8,521,382

UBS Global Equity Fund

Issuer	Type of Security	Value
Barclays PLC	Common Stock	$5,416,055
Citigroup	Common Stock	10,463,160
JPMorgan Chase & Co.	Common Stock	3,134,715
Morgan Stanley & Co., Inc.	Common Stock	6,936,876

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UBS International Equity Fund

Issuer	Type of Security	Value
Barclays PLC	International Equity	$3,503,752
Credit Suisse	International Equity	3,699,879
Deutsche Bank Ag	International Equity	903,147

UBS U.S. Equity Alpha

Issuer	Type of Security	Value
Bank of New York Co., Inc.	Common Stock	$8,122,240
Bear Stearns & Co., Inc.	Common Stock	1,806,000
Citigroup, Inc.	Common Stock	10,416,999
Goldman Sachs Group, Inc.	Common Stock	1,105,425
JPMorgan Chase & Co.	Common Stock	6,836,295
Morgan Stanley & Co., Inc.	Common Stock	10,594,044

UBS U.S. Large Cap Equity Fund

Issuer	Type of Security	Value
Bank of New York Co., Inc.	Common Stock	$6,601,392
Citigroup	Common Stock	39,404,107
JPMorgan Chase & Co.	Common Stock	18,105,765
Morgan Stanley & Co., Inc.	Common Stock	35,808,372

UBS U.S. Large Cap Growth Fund

Issuer	Type of Security	Value
Citigroup	Common Stock	$1,569,474
Goldman Sachs & Co	Common Stock	1,560,600
Morgan Stanley & Co., Inc.	Common Stock	2,256,372

UBS U.S. Large Cap Value Equity Fund

Issuer	Type of Security	Value
Bank of America Corp.	Common Stock	$2,127,791
Citigroup	Common Stock	7,420,432
JPMorgan Chase & Co.	Common Stock	4,790,251
Morgan Stanley & Co., Inc.	Common Stock	6,592,968

UBS Absolute Return Bond Fund

Issuer	Type of Security	Value
Bank of America Corp.	Common Stock	$11,647,559
Barclays PLC	International Corporate Bond	4,493,420
Bear Stearns & Co., Inc.	Commercial Mortgage-Backed Security	4,195,986
Citigroup	Mortgage and Agency Debt Security	4,719,035
Goldman Sachs & Co.	Commercial Mortgage-Backed Security	4,855,000
JPMorgan Chase & Co.	Commercial Mortgage-Backed Security	4,212,240
Lehman Brothers Holdings, Inc.	Commercial Mortgage-Backed Security	7,010,571
Merrill Lynch & Co., Inc.	Mortgage and Agency Debt Security	7,185,182
Morgan Stanley & Co., Inc.	Mortgage and Agency Debt Security	6,118,220

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UBS Global Bond Fund

Issuer	Type of Security	Value
Barclays PLC	International Corporate Bond	$1,429,112
Bear Stearns & Co., Inc.	Commercial Mortgage-Backed Securities	83,639
Citigroup	US Corporate Bond	380,505
Goldman Sachs & Co.	Asset-Backed Securities	10,000
JPMorgan Chase & Co.	Commercial Mortgage-Backed Securities	1,235,000
Morgan Stanley & Co., Inc.	Commercial Mortgage-Backed Securities	1,708,243

UBS U.S Bond Fund

Issuer	Type of Security	Value
Bank of America Corp.	Commercial Mortgage-Backed Security	$1,146,282
Bear Stearns & Co., Inc.	Commercial Mortgage-Backed Securities	1,478,731
Citigroup	US Corporate Bond	2,271,000
Credit Suisse	Mortgage and Agency Debt Securities	4,484,796
Goldman Sachs & Co.	Asset-Backed Security	2,848,000
JPMorgan Chase & Co.	US Corporate Bonds	602,000
Merrill Lynch & Co., Inc.	Commercial Mortgage-Backed Security	1,422,772
Morgan Stanley & Co., Inc.	Mortgage and Agency Debt Securities	2,345,494

Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the UBS International Equity Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund and UBS U.S. Large Cap Value Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the UBS U.S. Equity Alpha Fund may exceed 100%. The portfolio turnover rates for the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund and UBS High Yield Fund, may exceed 100%, and in some years, 200%. The portfolio turnover rate for the UBS U.S. Small Cap Growth Fund may exceed 150%, and for the UBS U.S. Bond Fund, the portfolio turnover rate may exceed 100% and in some years, 300%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders.

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In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

The portfolio turnover rate of each Fund for the fiscal years ended June 30, 2007, 2006 and 2005 was as follows:

	Fiscal year ended June 30,
Fund*	2007		2006		2005
UBS Dynamic Alpha Fund	28%		38	%(1)	6%
UBS Global Allocation Fund	74		83		84
UBS Global Equity Fund	32		48		37
UBS International Equity Fund	72		69		71
UBS U.S. Equity Alpha Fund	81		N/A		N/A
UBS U.S. Large Cap Equity Fund	34		50		32
UBS U.S. Large Cap Growth Fund	112		137		145
UBS U.S. Large Cap Value Equity Fund	27		41		49
UBS U.S. Mid Cap Growth Equity Fund	72	(2)	12		N/A
UBS U.S. Small Cap Growth Fund	34		49		50
UBS Absolute Return Bond Fund	56		96	(3)	22
UBS Global Bond Fund	74		114		112
UBS High Yield Fund	46		64		61
UBS U.S. Bond Fund	209		229	(4)	174

*  The UBS Global Frontier Fund had not commenced operations as of the time periods indicated.

(1)  The increase in the portfolio turnover of the UBS Dynamic Alpha Fund for the fiscal year ended June 30, 2006 was the result of the Fund having limited assets in 2005 because it commenced operations in the last half of the June 30, 2005 fiscal year.

(2)  The increase in the portfolio turnover of the UBS U.S. Mid Cap Growth Equity Fund for the fiscal year ended June 30, 2007 was the result of the Fund having increased transactions in several security types from 2006 to 2007.

(3)  The increase in the portfolio turnover of the UBS Absolute Return Bond Fund for the fiscal year ended June 30, 2006 was the result of the Fund having limited assets in 2005 because it commenced operations at the end of the June 30, 2005 fiscal year.

(4)  The increase in the portfolio turnover of the UBS U.S. Bond Fund for the fiscal year ended June 30, 2006 was the result of the Fund having increased transactions in several security types from 2005 to 2006.

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Shares of beneficial interest

The Trust currently offers four classes of shares for each Fund included in this SAI (except for UBS Global Frontier Fund, UBS Absolute Return Bond Fund, UBS U.S. Mid Cap Growth Equity Fund and UBS U.S. Equity Alpha Fund which do not issue Class B shares): the UBS Fund—Class A (the Class A shares), UBS Fund—Class B (the Class B shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares). Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares, Sub-Class B-3 shares and Sub-Class B-4 shares. The Funds have ceased offering Class B shares (including all Sub-Classes) to new or additional investments, including investments through an automatic investment plan. Existing shareholders of Class B shares may: (1) continue as Class B shareholders; (2) continue to reinvest dividends and distributions into Class B shares; and (3) exchange their Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends or distributions or through exchanges after September 28, 2007, Class B share attributes, including the associated Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will continue.

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class B shares and Class C shares may vote on matters that affect only the Class B Plan and Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

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Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A, B and C Shareholders," below.

Purchases of Class A shares through the UBS Financial Services Inc. InsightOneSM Program. Investors who purchase shares through the UBS Financial Services Inc. InsightOneSM Program are eligible to purchase Class A shares of the funds for which the Underwriter or its affiliate serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Funds. The UBS Financial Services Inc. InsightOneSM Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the

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PACESM Multi Advisor Program. Shareholders who owned Class Y shares of a Fund through the PACE Multi-Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that Fund through the program.

Payments by UBS Global AM (US)—Class B shares.  For purchases of Class B shares in amounts of less than $100,000, your broker is paid an up-front commission equal to 4% of the amount sold. For purchases of Class B shares in amounts of $100,000 up to $249,999, your broker is paid an up-front commission of 3.25%, and in amounts of $250,000 to $499,999, your broker is paid an up-front commission equal to 2.5% of the amount sold. For purchases of Class B shares in amounts of $500,000 to $999,999, your broker is paid an up-front commission equal to 1.75% of the amount sold.

Payments by UBS Global AM (US)—Class Y shares. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Funds' Class A share Reallowance to Selected Dealers' schedule, as provided in the prospectus, and, beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee-related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Funds. The one time finder's fee is calculated on the date of purchase and may be paid in four equal installments over the first 12 months of ownership. UBS Global AM (US) reserves the right to suspend these payments at any time in its sole discretion.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

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Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions.  The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through

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which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

The automatic investment plan for Class B shares is no longer available to Class B shareholders as of October 1, 2007 because the Funds are no longer offering Class B shares to new or additional investments.

Automatic cash withdrawal plan—Class A, Class B, and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

•  Class A and Class C shares. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

•  Class B shares. Minimum value of Fund shares is $10,000; minimum monthly, quarterly, semiannual and annual withdrawals of $100, $200, $300 and $400, respectively.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with

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signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Conversion of Class B shares

Class B shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under "Net Asset Value") of the month in which the sixth, fourth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through the exchange or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

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Net asset value

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities and other instruments that are listed on exchanges normally are valued at the last sale price on the day the securities or instruments are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities and instruments are generally valued on the exchange considered by the Advisor as the primary market. Securities and instruments traded in the over-the-counter market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price ("NOCP"); other over-the-counter securities and instruments are valued at the last bid price available prior to valuation (other than short-term obligations that mature in 60 days or less, which are valued as described further below). All investments quoted in foreign currency will be valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a Fund's custodian. The foreign currency exchange transactions of the Funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Where market quotations are readily available, portfolio securities and other instruments are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security or instrument. Where those market quotations are not readily available, securities and instruments are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those securities or instruments. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities and instruments, including many lower rated bonds, than is the case with respect to securities and instruments for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value short-term obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

Taxation

Additional information on distributions and taxes

Distributions

Distributions of net investment income. Each Fund receives income generally in the form of: (a) dividends and/or interest on (b) its distributive share of dividends and/or interest earned from its investments in open-end investment companies classified as partnerships for federal income tax

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purposes, if any; and (c) distributions from its investments in open-end investment companies classified as corporations for federal income tax purposes, if any. The open-end investment companies described in (b) and (c) of the foregoing sentence are referred to herein as the "Underlying Funds." This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income, except that, a portion of the income dividends designated by certain Funds will be qualified dividend income eligible for taxation with respect to individual shareholders at long-term capital gain rates.

Capital gain distributions. A Fund, indirectly, through its investments in the Underlying Funds, if applicable, or from its direct investment in securities, may derive capital gain or loss in connection with sales or other dispositions of portfolio securities. A Fund may also derive capital gains through its redemption of shares in an Underlying Fund classified as a corporation, if any. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, and undistributed income from prior years, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as capital gain.

Investments in foreign securities

The next four paragraphs describe tax considerations that are applicable to a Fund's (or an Underlying Fund's, if applicable) investments in foreign securities.

Effect of foreign withholding taxes.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

Pass-through of foreign tax credits. If more than 50% of a Fund's total assets at the end of a fiscal year are invested directly, or indirectly through Underlying Funds classified as partnerships, in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should also be aware that use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders

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in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments and hedging on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When a Fund invests in PFIC securities, a mark-to-market election will be made with respect to the Fund's indirect or direct interest in such securities and the Fund will recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the amount and tax character of distributions. Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

Election to be taxed as a regulated investment company. Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as qualified dividend income to the extent of the Fund's earnings and profits.

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In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than US government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, US government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

(ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

•  98% of its taxable ordinary income earned during the calendar year;

•  98% of its capital gain net income earned during the twelve month period ending October 31; and

•  100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31 as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 ("post-October loss") as occurring on the first day of the following tax year (i.e., July 1).

Redemption of shares

The next five paragraphs describe the considerations that are applicable to redemptions of Fund shares.

Redemptions, sales and exchanges. If you are a taxable investor, redemptions, sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a

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capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss, instead of short-term, to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Special rule for Class A shareholders.  A special tax rule applies when a shareholder sells or exchanges shares of a Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original shares would be increased, or any loss would be decreased, by all or a portion of the sales charge that you paid when the original shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

Conversion of Class B Shares. A shareholder will recognize no gain or loss as a result of a conversion from Class B to Class A shares.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

US government securities. To the extent a Fund (or an Underlying Fund classified as a partnership) invests in certain US government obligations, dividends paid by the Fund to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Fund. To the extent a Fund invests indirectly in US government obligations by investing in an Underlying Fund classified as a corporation that holds these obligations, dividends derived from interest on these obligations and paid to the Fund and, in turn, to you is unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Qualified dividend income for individuals. For individual shareholders, it is anticipated that a portion of the income dividends paid by certain Funds will be qualified dividend income eligible for taxation at long-term capital gain rates. This reduced rate of taxation generally is available for dividends paid by a Fund out of income earned on investments in:

•  domestic corporations, and

•  qualified foreign corporations, including:

(i)  corporations incorporated in a possession of the United States,

(ii)  corporations eligible for income tax treaty benefits with the United States under treaties determined by the Treasury Department to be qualified, and

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(iii)  corporations whose stock is traded on a domestic securities exchange.

Dividends from corporations exempt from tax, dividends from PFICs, and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by certain Funds may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Dividends paid by a Fund from interest on debt securities or dividends earned on portfolio securities of non-US issuers are not expected to qualify for the corporate dividends-received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. In the case of certain dividends on preferred stock, the minimum holding period is generally increased to 91 days during a 181-day period. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

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Investment in complex securities. A Fund or Underlying Fund may invest in complex securities (e.g., futures, options, short-sales, swaps, etc.) that could be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to US federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example (for simplicity, references to Fund include any Underlying Fund in which a Fund invests):

Derivatives. If a Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Constructive sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it on one of the offsetting positions to be deferred for tax purposes to the extent of unrealized gains on the other positions.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Securities lending transactions. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Convertible debt.  Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

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Investment in taxable mortgage pools (excess inclusion income). Real estate investment trusts ("REITs") in which a Fund invests (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for US federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income. To the extent that Fund shares owned by disqualified organizations are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the disqualified organizations. The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

•  If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

•  If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Under these rules, the taxable income of any Fund shareholder can in no event be less than the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a disqualified organization, then this income is fully taxable as unrelated business taxable income under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from a Fund. If the shareholder is a non-US person, such shareholder would be subject to US federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of a Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners

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that are disqualified organizations. Accordingly, investors should be aware that a portion of a Fund's income may be considered excess inclusion income.

Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

Credit default swap agreements. Certain Funds may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for the Funds to qualify as regulated investment companies may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investments in securities of uncertain tax character. A Fund may invest in securities the US Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Funds, it could affect the timing or character of income recognized by the Funds, requiring a Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding. By law, the Funds must withhold a portion of the taxable dividends and sales proceeds unless the shareholder:

•  provides his correct social security or taxpayer identification number,

•  certifies that this number is correct,

•  certifies that he is not subject to backup withholding, and

•  certifies that he is a US person (including a US resident alien).

The Funds also must withhold if the IRS instructs them to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special US tax certification requirements applicable to non-US investors are described under the "Non-US Investors" heading below.

Non-US investors. Non-US investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to US withholding and estate tax, and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of Fund shares, will be subject to backup withholding at a rate of 28% if the non-US investor fails to properly certify that he is not a US person.

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In general, capital gain dividends designated by a Fund and paid from long-term capital gains or short-term capital gains (other than gain realized on disposition of US real property interests) are not subject to US withholding tax unless the gain is effectively connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Similarly, interest-related dividends designated by a Fund and paid from qualified interest income are not subject to US withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

However, the Funds do not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. In addition, the exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

Certain Funds may invest in equity securities of corporations that invest in US real property, including Real Estate Investment Trusts ("REITs"). The sale of a US real property interest by a Fund, or by a REIT or US real property holding corporation in which a Fund invests, may trigger special tax consequences to the Fund's non-US shareholders. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-US persons subject to US tax on disposition of a US real property interest as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company ("RIC") such as the Funds, as follows:

•  The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and US real property holding corporations;

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution; and

•  If these conditions are met, Fund distributions to you are treated as gain from the disposition of a US real property interest ("USRPI"), causing the distribution to be subject to US withholding tax at a rate of 35%, and requiring you to file a nonresident US income tax return.

•  In addition, even if you are a non-US shareholder that owns 5% or less of a class of shares of a Fund classified as a qualified investment entity, Fund distributions to you attributable to gain realized by the Fund from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate.

Because a Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in US real property interests, a Fund does not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

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Ordinary dividends paid by a Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to US withholding tax. If you hold your Fund shares in connection with a US trade or business, your income and gains will be considered effectively connected income and taxed in the US on a net basis, in which case you may be required to file a nonresident US income tax return.

An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from US estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits or other property that would generally be treated as situated outside the United States if held directly by the estate. Whether for this purpose a Fund may look through to the exempt assets held by an Underlying Fund classified as a corporation is unclear. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-US shareholder who is a nonresident alien individual will not be subject to US federal gift tax. The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Special US tax certification requirements apply to non-US shareholders both to avoid US back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8BEN (or other Form W-8 if applicable) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Effect of future legislation; local tax considerations. The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

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This discussion of "Taxation" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and Other Accounts Managed by UBS

UBS Global AM is a large asset management firm with approximately $753.1 billion in assets under management worldwide as of June 30, 2007.1 UBS Global AM offers a full range of equity, fixed income, cash management, asset allocation and alternative asset class investment management styles with representation in both retail and institutional channels, in the United States and in non-U.S. markets. UBS Global AM has more than 3,500 employees in 23 countries and maintains a presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities

UBS' Other Activities May Have an Impact on the Funds. UBS Global AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It

1 UBS Global Asset Management (Americas) Inc. manages approximately $159 billion as of June 30, 2007.

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is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' Financial and Other Interests and Relationships May Incentivize UBS to Promote the Sale of Fund Shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the

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underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

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Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other UBS Accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global AM (Americas) nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other Potential Conflicts Relating to the Management of the Funds by UBS Global AM

Potential Restrictions and Issues Relating to Information Held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential Conflicts Relating to UBS' and UBS Global AM's Proprietary Activities and Activities on Behalf of Other Accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a

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security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

Gifts and Entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS May In-Source or Outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Selection of Brokers and Dealers and Commission Rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

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Potential Regulatory Restrictions on Investment Adviser Activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may

123

not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other Funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment

124

flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for a Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment adviser under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part II of UBS Global AM (Americas)'s Form ADV is available upon request.

125

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Lehman Brothers Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

126

Financial statements and report of independent registered public accounting firm

The Funds' financial statements for the fiscal year ended June 30, 2007 and the report thereon of Ernst & Young LLP, dated August 24, 2007, which are contained in the Funds' Annual Report dated June 30, 2007 (as filed with the SEC on September 7, 2007, pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder (Accession Number (0001104659-07-067583)) are incorporated herein by reference.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

A-1

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (–): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Service describes international long-term credit ratings as follows:

Investment grade

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

A-2

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

• For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

• For individual obligations, 'B' ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

• For issuers and performing obligations, 'CCC' ratings indicate that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

• For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

• For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

• For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

A-3

C

• For issuers and performing obligations, 'C' ratings indicate that default is imminent.

• For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-4

Appendix B—Risk summary

The chart below illustrates risks of investing in the Funds.

	Counter- party	Credit	Derivative	Foreign country & currency	Geographic concentration	High yield	Non-public securities	Pre- payment
UBS Dynamic Alpha Fund	*	*	*	*		*	*	*
UBS Global Allocation Fund	*	*	*	*		*	*	*
UBS Global Frontier Fund	*	*	*	*		*	*	*
UBS Global Equity Fund	*	*	*	*			*
UBS International Equity Fund	*	*	*	*			*
UBS U.S. Equity Alpha Fund	*	*	*		*		*
UBS U.S. Large Cap Equity Fund	*	*	*		*		*
UBS U.S. Large Cap Growth Fund	*	*	*	*	*		*	*
UBS U.S Large Cap Value Equity Fund	*	*	*		*		*
UBS U.S. Mid Cap Growth Equity Fund	*	*	*	*	*		*
UBS U.S. Small Cap Growth Fund	*	*	*	*	*		*	*
UBS Absolute Return Bond Fund	*	*	*	*		*	*	*
UBS Global Bond Fund	*	*	*	*		*	*	*
UBS High Yield Fund	*	*	*	*	*	*	*	*
UBS U.S. Bond Fund	*	*	*	*	*	*	*	*

Definitions of risks

Counterparty risk. The risk that when a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment grade are especially susceptible to this risk.

Derivative risk. The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

Foreign country and currency risks. The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to

B-1

the US dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of US issuers. These risks are more severe for securities of issuers in emerging market countries.

The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Geographic concentration risk. The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

High yield risk. The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

Non-public securities risk. The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

Prepayment risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

B-2

You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

© 2007 UBS Global Asset Management (Americas) Inc.
All rights reserved.

The UBS Funds

Statement of Additional Information
October 28, 2007

One North Wacker Drive
Chicago, Illinois 60606

This Statement of Additional Information ("SAI") relates to the following funds (the "Funds"), which are series of The UBS Funds, an open-end management investment company (the "Trust"):

UBS Emerging Markets Equity Fund	UBS U.S. Small Cap Equity Fund

UBS U.S. Real Estate Equity Fund	UBS Emerging Markets Debt Fund

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG, serves as the investment advisor and administrator for the Funds. UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") serves as the underwriter for the Funds. UBS Global AM (US) is an indirect wholly owned subsidiary of UBS AG.

This SAI is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated October 28, 2007. A copy of the Prospectus may be obtained by calling your investment professional or by calling the Trust toll-free at 1-800-647 1568. The Prospectus contains more complete information about the Funds. You should read it carefully before investing.

Exchange-traded index securities	17

Eurodollar securities	17

Foreign securities	18

Forward foreign currency contracts	18

Non-deliverable forwards	18

Options on foreign currencies	19

Short sales	20

Real estate equity securities and real estate investment trusts	21

Other investments	21

Investments relating to UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS Emerging Markets Debt Fund	22

Lower rated debt securities	22

Pay-in-kind bonds	23

Convertible securities	23

Credit-linked securities	23

When-issued securities	24

Mortgage-backed securities and mortgage pass-through securities	25

Collateralized mortgage obligations and real estate mortgage investment conduits	27

Dollar rolls	28

To-be-announced securities	28

Other mortgage-backed securities	29

Asset-backed securities	29

Zero coupon and delayed interest securities	30

Structured notes	31

Investments relating to UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund	32

Emerging markets investments	32

Risks of investing in emerging markets	34

Investments in Russian securities	35

Summary of risks	36

Investment restrictions	36

Management of the Trust	38

Independent Trustees	38

Officers	40

Information about Independent Trustee ownership of securities issued by UBS Global AM	46

Information about trustee ownership of Fund shares	46

Compensation table	46

Control persons and principal holders of securities	48

Investment advisory, principal underwriting and other service arrangements	49

Advisor	49

Portfolio managers	50

Administrative, accounting and custody services	52

Principal underwriting arrangements	52

Transfer agency services	55

Independent registered public accounting firm	55

2

Legal counsel	55

Personal trading policies	55

Proxy voting policies	56

Portfolio holdings disclosure policies and procedures	57

Portfolio transactions and brokerage commissions	60

Portfolio turnover	61

Shares of beneficial interest	62

Reduced sales charges, additional purchase, exchange and redemption information and other services	63

Sales charge reductions and waivers	63

Additional information regarding purchases through letter of intent	64

Automatic cash withdrawal plan	66

Individual retirement accounts	66

Transfer of securities	66

Net asset value	67

Taxation	68

Additional information on distributions and taxes	68

Distributions	68

Investments in foreign securities	68

Redemption of shares	71

Potential conflicts of interest	78

Performance calculations	86

Financial statements and reports of independent registered public accounting firm	87

Appendix A—Corporate debt ratings	A-1

Appendix B—Risk summary	B-1

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General information about the Trust

The Trust currently offers shares of the following nineteen Funds, representing separate portfolios of investments: UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund (formerly known as UBS U.S. Equity Fund), UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund (formerly known as UBS U.S. Value Equity Fund), UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund, UBS U.S. Bond Fund, UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. The UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, UBS Global Equity Fund, UBS International Equity Fund, UBS U.S. Equity Alpha Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Mid Cap Growth Equity Fund, UBS U.S. Small Cap Growth Fund, UBS Absolute Return Bond Fund, UBS Global Bond Fund, UBS High Yield Fund and UBS U.S. Bond Fund are offered in a separate Prospectus and Statement of Additional Information, and are not included in this SAI. The UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund each currently offers three classes of shares: the Class A shares, the Class C shares and the Class Y shares. Class A shares have a front-end sales charge, a contingent deferred sales charge ("CDSC") on purchases over $1 million and sold within one year of the purchase date, and are subject to annual 12b-1 plan service fees of 0.25% of average daily net assets of the respective Fund. Class C shares have a CDSC and are subject to annual 12b-1 plan distribution fees of 0.50% or 0.75% of average daily net assets, as well as annual 12b-1 plan service fees of 0.25% of average daily net assets. Class Y shares, which are designed primarily for institutional investors, have no sales charges and are not subject to annual 12b-1 plan expenses. The Trust is a Delaware statutory trust organized on August 13, 1993.

Diversification status

Each of the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund is classified as "non-diversified" for purposes of the Act, which means that each Fund is not limited by the Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent that a non-diversified Fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each non-diversified Fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

General definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' administrator.

"Advisor" or "UBS Global AM (Americas)" shall mean UBS Global Asset Management (Americas) Inc., which serves as the Funds' investment advisor.

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"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family Funds" shall mean the Funds and other funds for which UBS Global Asset Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Funds" shall mean collectively the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund, UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund (or individually, a "Fund").

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust" shall mean The UBS Funds, an open-end management investment company registered under the Act.

"Underwriter" or "UBS Global AM (US)" shall mean UBS Global Asset Management (US) Inc., which serves as the Funds' underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

Investment strategies

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Funds' Prospectus. The investment practices described below, except for the discussion of percentage limitations with respect to portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the shareholders.

Investments relating to all Funds

Cash and cash equivalents

The Funds may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the US government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. The Funds may also invest a portion of their assets in shares issued by money market mutual funds. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

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Under the terms of an exemptive order issued by the SEC, each Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Fund to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Fund's securities lending program, in a series of shares of UBS Supplementary Trust (the "Supplementary Trust Series") or a series of shares of UBS Relationship Funds ("Relationship Funds Cash Series"). UBS Supplementary Trust is a private investment pool which has retained the Advisor to manage its investments and UBS Relationship Funds is a registered investment company advised by the Advisor. Certain Trustees of the Trust also serve as Trustees of the UBS Supplementary Trust and UBS Relationship Funds. The Supplementary Trust Series and Relationship Funds Cash Series each invests in US dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act. A Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series or Relationship Funds Cash Series will not exceed 25% of the Fund's total assets.

Repurchase agreements

When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under the Code. Accordingly, each Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

Reverse repurchase agreements

Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Fund will direct its custodian bank to place cash, US government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Fund, or "earmark" such assets as segregated in the Fund's custody records, in an amount equal to the repurchase price. Any assets designated as segregated by a Fund, either physically or "earmarked" as segregated, with respect to any reverse repurchase agreements, when-issued securities, delayed delivery securities, to-be-announced securities, dollar rolls, options, futures, forward contracts, swaps or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets designated as segregated, either physically or "earmarked" as segregated, are referred to in this SAI as

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"Segregated Assets"), and such Segregated Assets shall be maintained in accordance with pertinent positions of the SEC.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Funds and as such, are subject to the same investment limitations.

Borrowing

The Funds may borrow money for temporary, emergency or extraordinary purposes, or to facilitate redemptions. A Fund will not borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed). Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Fund shall, within three days thereafter (not including Sundays or holidays), or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the Act, except for notes to banks and reverse repurchase agreements.

Loans of portfolio securities

The Funds may lend portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the respective Fund.

When loaning portfolio securities, a Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the current market value of the loaned securities with respect to US securities and 105% of the current market value of the loaned securities with respect to foreign securities. Thereafter, collateral will be maintained in an amount at least equal to 100% of the current market value of the loaned securities. Collateral will consist of US and non-US securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by a Fund or a delay in recovering the loaned securities. In addition, in the event of bankruptcy of the borrower, a Fund could experience delays in recovering the loaned securities or only recover cash or a security of equivalent value. Therefore, a Fund will only enter into portfolio loans after a review of all pertinent factors by the Advisor under the supervision of the Board, including the creditworthiness of the borrower and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Funds may engage in swaps, including, but not limited to, interest rate, currency and total return swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The

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UBS Emerging Markets Debt Fund may also engage in credit default swaps. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets or returns in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecast of market values, total return of securities, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

If there is a default by the counterparty to a swap contract, the a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Total return swap contracts are agreements between two parties where one counterparty pays the other the total return of a particular instrument (e.g., a specified security, basket of securities or securities indices during the specified period) in return for periodic payments based on a fixed or variable interest rate, typically at a floating rate based on LIBOR, or the total rate of return on another financial instrument. The "total return" includes interest payments from, along with any change in value of, the referenced asset over a specified period. A Fund will enter into total return swap contracts only on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Total return swap contracts may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. The value of the swap position as well as the payments required to be made by a Fund or a counterparty will increase or decrease depending on the changes in value of the underlying asset. Total return swap contracts may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Total return swap transactions involve greater risks than if a Fund had invested in the underlying asset directly. Total return swap transactions involve counterparty risks, as discussed above, but also involve additional risks, including interest rate risk and market risk. The total rate of return of an investment on which a total return swap contract is based may exhibit substantial volatility and, in any given period, may be positive or negative for the specified period of the total return swap contract. If the Advisor is incorrect in its forecast of the underlying asset's total return, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. In the event the total rate of return of the underlying asset is negative for the specified period of the swap contract, the Fund will be required to make a payment to the counterparty in addition to the periodic payment required by the swap contract to cover the decline in value of the underlying asset. A Fund's risk of loss, therefore, is increased because the Fund could lose an amount equal to the decrease in value of the underlying asset for the specified period of time, in addition to the periodic payments required by the total return swap contract.

The UBS Emerging Markets Debt Fund also may enter into credit default swap agreements. The Fund may enter into a credit default swap on a single security or instrument or on a basket or index of securities (sometimes referred to as a "CDX" transaction). The "buyer" in a credit default contract typically is obligated to pay the "seller" a periodic stream of payments over the term of the contract, provided that no credit event with respect to any underlying reference obligation has occurred. If a credit event occurs, the seller typically must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or the seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund typically receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided a credit event does not occur. If a credit event occurs, the seller typically must pay the buyer the full notional amount of the reference obligation.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value the seller pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap, the Fund is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

The Advisor and the Trust do not believe that the Funds' obligations under swap contracts are senior securities and, accordingly, the Funds will not treat them as being subject to the Funds' borrowing or senior securities restrictions. However with respect to swap contracts that provide for the netting of payments, the net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be maintained to cover the transactions in accordance with SEC positions. With respect to swap contracts that do not provide for the netting of payments by the counterparties, the full notional amount for which a Fund is obligated under the swap contract with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued full

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notional value will be maintained to cover the transactions in accordance with SEC positions. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

Futures

The Funds may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant (an "FCM") selected by the Fund, an amount referred to as "initial margin." The initial margin is required to be deposited in cash or government securities with an FCM. Minimum initial margin requirements are established by the futures exchange and FCMs may establish initial margin requirements which are higher than the exchange requirements. After a futures contract position is opened, the value of the contract is marked-to-market daily. If a futures contact price changes to the extent that the margin deposit does not satisfy margin requirements, payment of a "variation margin" to be held by the FCM, will be required. Conversely, a reduction in the contract value may reduce the required margin, resulting in a repayment of excess margin to the custodial accounts of a Fund. The Fund may also effect futures transactions through FCMs who are affiliated with the Advisor or the Fund in accordance with procedures adopted by the Board.

The Funds will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, a Fund may invest in futures contacts that are contractually required to be "cash-settled," rather than requiring the delivery of the securities. The Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund's position in the futures contract (less the initial margin and any variation margins deposited with an FCM); or (ii) accruing such amounts on a daily basis and maintaining Segregated Assets to cover the futures contract. With respect to a futures contract that is not contractually required to "cash-settle," a Fund must cover its open position by maintaining Segregated Assets equal to the contract's full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to "cash-settle" the Fund is permitted to maintain Segregated Assets in an amount equal to the Fund's daily marked-to-market (net) obligation (i.e., the Fund's daily net liability if any) rather than

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the notional value. By setting aside assets equal to only its net obligation under cash-settled future contracts a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Funds may enter into futures contracts to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The Funds may also enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, a Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates, which would adversely affect the price of securities held in its portfolio, and interest rates decrease instead, the Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices that would reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The Funds may purchase and write call or put options on foreign or US securities and indices and enter into related closing transactions. A Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

The Funds may invest in options that are either listed on US or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. The Trust has been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Fund will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

Purchasing call options—The Funds may purchase call options on securities to the extent that premiums paid by a Fund do not aggregate to more than 20% of the Fund's total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation upon exercise of the option, to deliver the underlying security against payment of the

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exercise price. The advantage of purchasing call options is that a Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such an event, it may not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which event the Fund would realize a capital loss, which will be short-term unless the option was held for more than one year.

Call writing—A Fund may write call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve the Fund's investment objective. The advantage to a Fund in writing calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

During the option period for a call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a

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Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Funds will generally write call options on a covered basis. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained as Segregated Assets by the Fund's custodian.

From time to time, the UBS Emerging Markets Debt Fund will write a call option that is not covered as indicated above but where the Fund's custodian will maintain Segregated Assets for the term of the option having a value equal to the fluctuating market value of the optioned securities or currencies, marked-to-market daily, in accordance with SEC positions. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. When writing uncovered call options, the Fund is subject to the risk of having to purchase the security or currency subject to the option at a price higher than the exercise price of the option. As the price of a security or currency could appreciate substantially, the Fund's loss could be significant.

Purchasing put options—The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Fund's total assets. A Fund will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Funds intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Funds to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Fund will lose the value of the premium paid. A Fund may sell a put option that it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Funds may sell put options purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Writing put options—The Funds may also write put options on a secured basis which means that the Fund's custodian will maintain Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Advisor wishes to

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purchase the underlying security for a Fund's portfolio at a price lower than the current market price of the security. In such event, a Fund would write a secured put option at an exercise price, which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

Index options

The Funds may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Fund is an equity or bond Fund and sell such options in closing sale transactions for hedging purposes. A Fund also may purchase call options on indices primarily as a substitute for taking positions in certain securities or a particular market segment. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities.

In addition, the Funds may purchase put options on stock and fixed income indices and sell such options in closing sale transactions. A Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Fund from a decline in the value of heavily weighted industries in the Fund's portfolio. Put options on stock and fixed income indices may also be used to protect a Fund's investments in the case of a major redemption.

The Funds may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Fund's custodian will maintain Segregated Assets to cover the transactions, marked-to-market daily in accordance with SEC positions.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple (the "multiplier"). The indices on which options are traded include both US and non-US markets.

Special risks of options on indices

The Funds' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the

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underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and illiquid securities

The Funds may invest in securities that are exempt under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule 144A are traded among qualified institutional buyers.

The Board has instructed the Advisor to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the security can be sold within seven days at approximately the same amount at which it is valued by a Fund; (ii) there is reasonable assurance that the security will remain marketable throughout the period it is expected to be held by the Fund, taking into account the actual frequency of trades and quotations for the security (expected frequency in the case of initial offerings); (iii) at least two dealers make a market in the security; (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue; (vi) for Rule 144A securities that are also exempt from registration under Section 3(c)(7) of the Act, there is a sufficient market of "qualified purchasers" (as defined in the Act) to assure that it will remain marketable throughout the period it is expected to be held by the Fund; (vii) the issuer is a reporting company under the Securities Exchange Act of 1934, as amended; and (viii) the security is not in the same class as, or convertible into, any listed security of the issuer. Although having delegated the day-to-day functions, the Board will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets in illiquid securities.

The Funds will limit investments in securities of issuers which the Funds are restricted from selling to the public without registration under the 1933 Act to no more than 15% of a Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board which includes continuing oversight by the Board. The UBS U.S. Small Cap Equity Fund may invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

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If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such a limitation, including disposing of illiquid assets which may include such Rule 144A securities.

Non-publicly traded securities, private placements and restricted securities

The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration. Investments by the Funds in non-publicly traded securities, private placements and restricted securities will be limited to each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Investment company securities and investments in affiliated investment companies

Subject to the provisions of any exemptive orders issued by the SEC (as described in the following paragraphs), securities of other investment companies may be acquired by each Fund to the extent that such purchases are consistent with that Fund's investment objectives and restrictions and are permitted under the Act. The Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Certain exceptions to these limitations may apply. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that such a Fund would bear in connection with its own operations.

The Funds may invest in securities issued by other registered investment companies advised by the Advisor beyond the above percentage maximums pursuant to exemptive relief granted by the SEC or rules promulgated by the SEC. The Funds may invest in corresponding portfolios of UBS Relationship Funds to the extent that the Advisor determines that such investments are a more efficient means for a Fund to gain exposure to certain asset classes than by the Fund investing directly in individual securities.

In addition to the portfolios of UBS Relationship Funds, the Funds may invest in other affiliated investment companies to the extent permitted by the exemptive relief granted by the SEC or rules promulgated by the SEC. A Fund may only invest in portfolios of UBS Relationship Funds to the extent that the asset class exposure in such portfolios of UBS Relationship Funds is consistent with the permissible asset class exposure for the Fund, had the Fund invested directly in securities, and the portfolios of UBS Relationship Funds are subject to similar risks and limitations as the Fund.

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Issuer location

The Advisor considers a number of factors to determine whether an investment is tied to a particular country, including whether: the investment is issued or guaranteed by a particular government or any of its agencies, political subdivisions or instrumentalities; the investment has its primary trading market in a particular country; the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country; the investment is included in an index representative of a particular country or region; and the investment is exposed to the economic fortunes and risks of a particular country.

Equity securities (does not apply to UBS Emerging Markets Debt Fund)

The Funds may invest in a broad range of equity securities of US and non-US issuers, including, but not limited to, common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depositary receipts ("Depositary Receipts"). The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. The UBS Emerging Markets Equity Fund expects its US equity investments to emphasize large and intermediate capitalization companies. The UBS U.S. Small Cap Equity Fund expects its US equity investments to emphasize small capitalization companies. The equity markets in the non-US component of the Funds will typically include available shares of larger capitalization companies but may also include intermediate and small capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The UBS U.S. Small Cap Equity Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either: (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The UBS U.S. Small Cap Equity Fund may invest up to 20% of its total assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The UBS Emerging Markets Equity Fund may invest in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

Exchange-traded index securities (does not apply to UBS Emerging Markets Debt Fund)

Subject to the limitations on investment in investment company securities and their own investment objectives, the Funds may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear certain operational expenses. To the extent a Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation.

Eurodollar securities

The Funds may invest in Eurodollar securities, which are fixed income securities of a US issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in US dollars.

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Foreign securities

Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Funds' Prospectus, which are not typically associated with investing in US issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Funds permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that security.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values.

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will maintain Segregated Assets in an amount equal to the contracts' full, notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, the Funds' custodian or sub-custodian will maintain Segregated Assets in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Non-deliverable forwards

The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in US dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund's custodian will maintain Segregated Assets in an amount not less than the value of the Fund's unrealized loss under such non-deliverable forward transaction. If the additional Segregated Assets decline in value or the amount of

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the Fund's commitment increases because of changes in currency rates, additional cash or securities will be designated as Segregated Assets on a daily basis so that the value of the account will equal the amount of the Fund's unrealized loss under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation under the agreement. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the US dollar or other currencies.

Options on foreign currencies

The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter markets) to manage the Funds' exposure to changes in currency exchange rates. The Funds may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies or forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Funds may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Funds may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Funds to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely

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not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration maintained as Segregated Assets by the Funds' custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained in Segregated Assets by the Funds' custodian.

With respect to writing put options, at the time the put is written, the Funds' custodian will maintain Segregated Assets in an amount equal in value to the exercise price of the put. The Segregated Assets will be maintained and marked-to-market daily until the put is exercised, has expired or the Fund has purchased a closing put of the same series as the one previously written.

Short sales

The Funds may, from time to time, sell securities short. In a short sale, a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund must pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale (which may be invested in equity securities) will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and a Fund will realize a gain if the security declines in price between those same dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund is required to pay in connection with the short sale.

Until a Fund replaces a borrowed security, the Fund will designate liquid assets it owns as Segregated Assets on the books of its custodian in an amount equal to its obligation to purchase the stocks sold short, as required by law. The amount segregated in this manner will be increased or decreased each

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business day to equal the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires a Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Advisor and the Funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the stock sold short or having an option to purchase the stock sold short at a exercise price that covers the obligation), or by a Fund's segregated assets procedures (or a combination thereof), are not senior securities under the Act and are not subject to a Fund's borrowing restrictions.

Real estate equity securities and real estate investment trusts (REITs) (UBS U.S. Real Estate Equity Fund only)

For purposes of UBS U.S. Real Estate Equity Fund's policy of investing at least 80% of its net assets, (plus borrowings for investment purposes, if any) in real estate equity securities of US issuers, the Fund considers the security of a company to be a real estate equity security if at least 50% of the issuer's assets (marked-to-market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate investment trusts ("REITs") pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

A shareholder in the UBS U.S. Real Estate Equity Fund, by investing in REITs indirectly through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the Act.

Other investments

The Board may, in the future, authorize a Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investment would be consistent with that Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Fund.

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Investments relating to UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS Emerging Markets Debt Fund

The following discussion applies to the UBS Emerging Markets Equity Fund, UBS U.S. Real Estate Equity Fund and UBS Emerging Markets Debt Fund, except as otherwise noted.

Lower rated debt securities

Fixed income securities rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade and are considered to be of poor standing and predominantly speculative. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Funds from widespread bond defaults brought about by a sustained economic downturn or that yields will continue to offset default rates on lower rated securities in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, may be adversely affected.

Lower rated securities frequently have call or redemption features that would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining

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interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and any dividends to investors.

Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities. A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including the risks of untimely interest and principal payment, default and price volatility and may also present problems of liquidity, valuation and currency risk. The UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund do not intend to limit investments in lower rated securities.

Pay-in-kind bonds

The Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

Convertible securities (also for UBS U.S. Small Cap Equity Fund)

The Funds may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of a convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

Credit-linked securities (UBS Emerging Markets Debt Fund only)

The Fund may invest in credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps, go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal or a restructuring) with respect to an

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underlying debt obligation (which may represent a credit event of one or more underlying obligors), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund's pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent that a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such an issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities that are determined to be liquid in accordance with the Fund's liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in the value of the underlying debt obligations, if any, held by the issuer, and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See "Investment strategies—swaps" for a description of additional risks associated with credit default swaps.

When-issued securities

The Funds may purchase securities offered on a "when-issued" or "delayed delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or delayed delivery securities take place

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at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or delayed delivery security accrues to the purchaser. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or delayed delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or delayed delivery basis. The Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for when-issued or delayed delivery securities, marked-to-market daily, in accordance with pertinent SEC positions.

Mortgage-backed securities and mortgage pass-through securities

The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities, which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the US government. These guarantees, however, do not apply to the market value of Fund shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by US government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the US Treasury, while others such as those issued by Fannie Mae, formerly known as the Federal National Mortgage Association, are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. A Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments

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owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Fund receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Fund may elect to accrue market discount or amortize premium notwithstanding the amount of principal received, but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GNMA, which is a wholly owned US government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the US government) include Fannie Mae and Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac is a corporate instrumentality of the US government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. Freddie Mac issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and the ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because

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there are no direct or indirect government or agency guarantees of payments. Mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage related securities that have a government or government-related guarantor. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities. Non-governmental issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a pool issued by a private issuer may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet a Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs")

A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac or Fannie Mae and their income streams. Privately issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B or C Bond currently being paid off. When the series A, B and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow

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loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

REMICs are entities that own mortgages and elect REMIC status under the Code. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by US government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the US government. Such instruments also tend to be more sensitive to interest rates than US government-issued CMOs. The Funds will not invest in subordinated privately issued CMOs. For federal income tax purposes, the Funds will be required to accrue income on CMOs and REMIC regular interests using the "catch-up method", with an aggregate prepayment assumption.

Dollar rolls

A Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income. The Funds intend to enter into dollar rolls only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve. The Trust does not believe a Fund's obligations under dollar rolls are senior securities and accordingly, the Funds, as a matter of non-fundamental policy, will not treat dollar rolls as being subject to its borrowing or senior securities restrictions. However, the Funds' custodian will maintain Segregated Assets equal in value to the purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for dollar rolls, marked-to-market daily in accordance with pertinent SEC positions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

To-be-announced securities

A to-be-announced mortgage-backed security ("TBA") is a mortgage-backed security, such as a GNMA pass-through security, that is purchased or sold with specific pools of cash that will constitute that GNMA pass-through security, to be announced on a future settlement date. At the time of purchase of a TBA, the seller does not specify the particular mortgage-backed securities to be delivered but rather agrees to accept any mortgage-backed security that meets specified terms. A Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying mortgages until shortly before it issues the mortgage-backed security. TBAs increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Funds. The Funds' custodian will maintain Segregated Assets equal in value to the

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purchase price and the interest rate payable on the securities which are fixed on the purchase commitment date or at the time of settlement for TBAs, marked-to-market daily in accordance with pertinent SEC positions.

Other mortgage-backed securities

The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-backed securities

The Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that a Fund pay the debt service on the debt obligations issued. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Funds will be required to accrue income on pay-through asset-backed securities using the "catch-up method," with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and the actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity

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administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical credit information with respect to the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

The Funds may invest asset-backed securities that are categorized as collateralized debt obligations ("CDOs"). CDOs include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Zero coupon and delayed interest securities

The Funds may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and the securities' value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more

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volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation, entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the US Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Funds, most likely will be deemed the beneficial holder of the underlying US government securities.

The US Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the US Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the US Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

Structured notes (UBS Emerging Markets Debt Fund only)

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the "reference instrument") or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or

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decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, a Fund, to the extent required by the SEC, will maintain Segregated Assets in accordance with SEC positions to cover its obligations with respect to such instruments.

Investments relating to UBS Emerging Markets Equity Fund and UBS Emerging Markets Debt Fund

Emerging markets investments

The Funds may invest substantially all of their assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

The Funds' investments in emerging market government and government-related securities may consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Funds' investments in the fixed income securities of emerging market issuers may include investments in Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), Brady Bonds and certain non-publicly traded securities.

The Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities are typically sold in private placement transactions, and there currently is no active trading

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market for Structured Securities. Thus, investments by the Funds in Structured Securities will be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

The Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid subjecting purchasers of Participations to the credit risk of the Lender with respect to the Participations. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Funds will acquire the Participations only if the Lender interpositioned between a Fund and a borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Nicaragua, Nigeria, Panama, Peru, the Philippines, Poland, Russia, Uruguay, Venezuela and Vietnam. Brady Bonds have been issued only in recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

The Funds also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high

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degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Funds' investments in emerging market securities will, at all times, be limited by each Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of investing in emerging markets

There are additional risks inherent in investing in less developed countries which are applicable to the Funds. The Funds consider a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics: (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made or services performed in an emerging market country; or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors that may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation; the availability of sufficient foreign exchange on the date a payment is due; the relative size of its debt service burden to the economy as a whole; its government's policy towards the International Monetary Fund, the World Bank and other international agencies; and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt

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obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Funds expect to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Funds may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

Investments in Russian securities

The Funds may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares of Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable

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influence over who can purchase or sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning the Funds' investments in Russian securities. Among these procedures is a requirement that the Funds will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Funds' sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Funds. This requirement will likely have the effect of precluding investments in certain Russian companies that the Funds would otherwise make.

Summary of risks

The principal risks of investing in each of the Funds is described in the "Principal Risks" section of the Prospectus. A summary of risks of investing in each of the Funds is described in Appendix B hereto.

Investment restrictions

The investment restrictions set forth below are fundamental policies and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage that results from a relative change in values or from a change in a Fund's total assets will not be considered a violation. Each Fund may not:

(i)  Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

(ii)  Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts;

(iii)  Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from: (a) making any permitted borrowings, loans or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions; or (c) making short sales of securities to the extent permitted by the Act and any rule or order thereunder, or SEC staff interpretations thereof.

(iv)  Make loans to other persons, except: (a) through the lending of its portfolio securities; (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies; (c) to the extent the entry into a repurchase agreement is deemed to be a loan; and (d) to affiliated investment companies to the extent permitted by the Act or any exemptions therefrom that may be granted by the SEC;

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(v)  Borrow money, except that the Fund may borrow money from banks to the extent permitted by the Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes, and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed);

(vi)  Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the US government or any of its agencies) (this limitation does not apply to UBS U.S. Real Estate Equity Fund); and

(vii)  Act as underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

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Management of the Trust

The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust. Each Trustee of the Trust is an Independent Trustee because he or she is not considered an "interested person" of the Trust under the 1940 Act. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Funds.

The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with the Advisor, are listed below. None of the Trustees is an "interested person" (as defined in the Act) of the Trust. The Trustees may be referred to herein as "Independent Trustees."

Independent trustees

Name, address and age	Position(s) held with Trust	Term of office and length of time served(1)	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee
Walter E. Auch(2); 86 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 57 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (22 portfolios); Legg Mason Partners Fund Complex (23 portfolios); Nicholas Applegate Institutional Funds (14 portfolios); and Chairman of the Board of Sound Surgical Technologies.

Frank K. Reilly(2); 71 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1993	Mr. Reilly is a Professor at the University of Notre Dame since 1982.	Mr. Reilly is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, Morgan Stanley Trust FSB and Morgan Stanley National Trust.

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Name, address and age	Position(s) held with Trust	Term of office and length of time served(1)	Principal occupation(s) during past 5 years	Number of portfolios in Fund complex overseen by trustee	Other directorships held by trustee
Edward M. Roob(2); 73 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 1994	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Adela Cepeda(2); 49 A.C. Advisory, Inc. 161 No. Clark Street Suite 4975 Chicago, IL 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is director of MGI Funds (7 portfolios) (since 2005).

J. Mikesell Thomas(2); 56 Federal Home Loan Bank of Chicago 111 East Wacker Drive Chicago, IL 60601	Trustee	Since 2004	Mr. Thomas is President and CEO of Federal Home Loan Bank of Chicago (since 2004). Mr. Thomas was an independent financial advisor (2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 58 portfolios) for which UBS Global AM (Americas) or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Evanston Northwestern Healthcare.

(1)  Each Trustee holds office for an indefinite term.

(2)  Messrs. Auch, Reilly and Roob are also Independent Trustees of UBS Supplementary Trust and UBS Private Portfolios Trust, which are both investment vehicles advised by UBS Global AM (Americas) and are excluded from registration under the Act in reliance on the exemptions afforded by Section 3(c)(7) of the Act. Ms. Cepeda and Mr. Thomas are also Independent Trustees of UBS Private Portfolios Trust.

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Officers

Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joseph J. Allessie* Age: 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM (US) and UBS Global AM (Americas) (collectively, "UBS Global AM—Americas region"). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow* Age: 41	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director), head of the US Mutual Fund Treasury Administration department (since 2006) of UBS Global AM—Americas region. Mr. Disbrow is vice president, treasurer and principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Michael J. Flook* Age: 42	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper** Age: 49	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper is also a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global AM (Americas) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Joanne M. Kilkeary* Age: 39	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee* Age: 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that, she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill* Age: 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Nancy Osborn* Age: 41	Vice President and Assistant Treasurer	Since 2007	Ms. Osborn is an associate director and a senior manager of the US Mutual Fund Treasury Administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Ms. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders* Age: 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Andrew Shoup* Age: 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the Global Treasury Administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was Chief Administrative Officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related Companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

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Name, address and age	Position(s) held with the Trust	Term of office† and length of time served	Principal occupation(s) during past 5 years
Kai R. Sotorp** Age: 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002-2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001-2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000-2004); and member of the board of Mitsubishi Corp.-UBS Realty Inc. (2000-2004). Mr. Sotorp is President of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller* Age: 46	Vice President and Assistant Secretary	Since 2004	Mr. Weller is executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*  This person's business address is 51 West 52nd Street, New York, NY 10019-6114.

**  This person's business address is One North Wacker Drive, Chicago, IL 60606.

†  Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board.

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Information about Independent Trustee ownership of securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US)

As of December 31, 2006, the Independent Trustees did not own any securities issued by UBS Global AM (Americas) or UBS Global AM (US) or any company controlling, controlled by or under common control with UBS Global AM (Americas) or UBS Global AM (US).

Information about trustee ownership of Fund shares

Name of Independent Trustees	Dollar range of equity securities in the Funds†	Aggregate dollar range of equity securities in
all registered investment companies overseen
by Trustee for which UBS Global AM (Americas)
or an affiliate serves as Investment Advisor,
Sub-advisor or Manager†
Walter E. Auch	None	$50,001 - $100,000

Frank K. Reilly	None	over $100,000

Edward M. Roob	None	over $100,000

Adela Cepeda	None	$10,001 - $50,000

J. Mikesell Thomas	None	None

†  Information regarding ownership is as of December 31, 2006.

NOTE REGARDING RANGES: In disclosing the dollar range of equity securities beneficially owned by a Trustee in these columns, the following ranges will be used: (i) none; (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001 - $100,000; or (v) over $100,000.

Compensation table

Trustees

Name and position held	Annual aggregate compensation from the Trust[1]	Pension or retirement benefits accrued as part of Fund expenses	Total compensation from the Trust and Fund complex paid to Trustees[2]
Walter E. Auch, Trustee	$36,140.75	N/A	$103,950.00
Frank K. Reilly, Trustee	$38,782.08	N/A	$118,300.00
Edward M. Roob, Trustee	$35,509.62	N/A	$107,800.00
Adela Cepeda, Trustee	$37,168.57	N/A	$104,700.00
J. Mikesell Thomas, Trustee[3]	$39,654.33	N/A	$111,450.00

1  Represents aggregate annual compensation paid by the Trust to each Trustee indicated for the fiscal year ended June 30, 2007.

2  This amount represents the aggregate amount of compensation paid to the Trustees for service on the Board of Directors/Trustees of four registered investment companies (three registered investment companies with regard to Mr. Auch) managed by UBS Global AM (Americas) or an affiliate for the fiscal year ended June 30, 2007.

3  These amounts include compensation paid to Mr. Thomas for his service as the liaison for the Board of Trustees for purposes of the UBS Global AM (Americas) Profitability Working Group.

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No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Trust for services to the Trust.

Each Independent Trustee receives from the Trust for his or her service to the series of the Trust, an annual retainer of $20,000 for serving as a Board member, an annual retainer of $2,000 for serving as an Audit Committee member, and an annual retainer of $2,000 for serving as a Nominating, Compensation and Governance Committee member. In addition, the chairman of the Board, for serving as chairman of the Board; the chairman of the Audit Committee, for serving as chairman of the Audit Committee; and the chairman of the Nominating, Compensation and Governance Committee, for serving as chairman of the Nominating, Compensation and Governance Committee, each receive from the Trust for his or her service to the series of the Trust an annual retainer of $2,000, $1,500 and $1,000, respectively. Each Independent Trustee receives $6,000 for each regular Board meeting (and each in-person special meeting) actually attended from the Trust. The foregoing fees will be allocated among all series of the Trust as follows: (i) one-half of the expense will be allocated pro rata based on the relative net assets of the series of the Trust at the end of the calendar quarter preceding the date of payment; and (ii) one-half of the expense will be allocated equally according to the number of series of the Trust (i.e., expenses divided by number of series). The Trust reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

Each Trustee sits on the Trust's Audit Committee, which has the responsibility, among other things, to: (i) select, oversee and set the compensation of the Trust's independent registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) oversee the quality and objectivity of the Funds' financial statements and the independent audit(s) thereof; and (iv) act as a liaison between the Trust's independent registered public accounting firm and the full Board. The Audit Committee met three times during the fiscal year ended June 30, 2007.

Each Trustee sits on the Trust's Nominating, Compensation and Governance Committee (the "Nominating Committee"), which has the responsibility, among other things, to: (i) make recommendations and to consider shareholder recommendations for nominations for Board members; (ii) review Board governance procedures and recommend any appropriate changes to the full Board; (iii) periodically review Independent Trustee compensation and recommend any changes to the Independent Trustees as a group; and (iv) make recommendations to the full Board for nominations for membership on all committees, review all committee assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust's outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of the Secretary of the Trust at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such

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Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

The Nominating, Compensation and Governance Committee met three times during the fiscal year ended June 30, 2007. There is no separate Investment Committee. Items pertaining to these matters are submitted to the full Board.

Control persons and principal holders of securities

As of the date of this SAI, the Funds have not yet commenced operations.

Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Trust is presumed to control the Trust under the provisions of the Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of a Trust or a particular Fund.

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Investment advisory, principal underwriting and other service arrangements

Advisor

UBS Global Asset Management (Americas) Inc., with its principal office located at One North Wacker Drive, Chicago, Illinois 60606, manages the assets of the Trust pursuant to its investment advisory agreement with each Fund (the "Agreements"). The Advisor is an investment management firm managing approximately $159 billion, as of June 30, 2007, primarily for institutional pension and profit sharing funds. The Advisor is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division, which had approximately $753.1 billion in assets under management as of June 30, 2007. The Advisor is also an affiliate of UBS Financial Services, which provides certain sub-transfer agency and administration services to the Funds.

As of June 30, 2007, the Advisor also serves as the investment advisor or sub-advisor to thirty-eight other investment companies: EQ Advisors Trust: Growth and Income Fund; Fort Dearborn Income Securities, Inc.; Global High Income Dollar Fund Inc.; ING UBS U.S. Allocation Portfolio; ING UBS U.S. Large Cap Equity Portfolio; ING UBS U.S. Small Cap Growth Portfolio; Insured Municipal Income Fund Inc.; Investment Grade Municipal Income Fund Inc.; John Hancock Funds II: Large Cap Fund; John Hancock Trust: Global Allocation Trust; John Hancock Trust: Large Cap Trust; John Hancock Trust: Strategic Opportunities Trust; Lincoln Variable Insurance Products Trust: Global Asset Allocation Fund; Managed High Yield Plus Fund Inc.; Principal Investors Fund, Inc.: Partners LargeCap Value Fund I; Principal Investors Fund, Inc.: Partners SmallCap Growth Fund II; Principal Variable Contracts Fund, Inc.: Small Cap Growth Fund; Riversource Small Cap Growth Fund; RS Large Cap Value Fund; RS Large Cap Value VIP Series; SMA Relationship Trust; Strategic Global Income Fund Inc.; TA IDEX UBS Dynamic Alpha Fund; TA IDEX UBS Large Cap Value Portfolio; UBS Relationship Funds; UBS Cashfund Inc.; UBS Index Trust; UBS Investment Trust; UBS Managed Municipal Trust; UBS Master Series, Inc.; UBS Money Series; UBS Municipal Money Market Series; UBS PACE Select Advisors Trust; UBS RMA Money Fund, Inc.; UBS RMA Tax-Free Fund, Inc.; UBS Series Trust and AST UBS Dynamic Alpha Portfolio.

Pursuant to its Agreements with the Trust, on behalf of each Fund, the Advisor receives from each Fund a monthly fee at an annual rate (as described in the Prospectus and below) multiplied by the average daily net assets of that Fund for providing investment advisory services. The Advisor is responsible for paying its expenses. Each Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related services; (10) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

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Under the Agreements, the Advisor is entitled to a monthly fee of the respective Fund's average daily net assets equal to annual rates as set forth below:

Fund	Fee
UBS Emerging Markets Equity Fund	1.10%
UBS U.S. Real Estate Equity Fund	0.90%
UBS U.S. Small Cap Equity Fund	1.00%
UBS Emerging Markets Debt Fund	0.65%

Each Fund is subject to a one-year contractual expense limit at the following rates of the respective Fund's average daily net assets, excluding any 12b-1 Plan fees and expenses incurred through investment in other investment companies: 1.60% for the UBS Emerging Markets Equity Fund; 1.05% for the UBS U.S. Real Estate Equity Fund; and 1.15% for the UBS U.S. Small Cap Equity Fund and UBS Emerging Markets Debt Fund. The contractual fee waiver and/or expense reimbursement agreements will remain in place for the Funds' fiscal year ending June 30, 2008. Thereafter, the expense limit for each of the applicable Funds will be reviewed each year, at which time the continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver and/or expense reimbursement agreements also provide that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years following such fee waivers and expense reimbursements, provided that the reimbursement by a Fund of the Advisor will not cause the total operating expense ratio to exceed the contractual limit as then may be in effect for that Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Funds in proportion to their relative net assets. Expenses which relate exclusively to a particular Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

Portfolio managers

Presented below is information about those individuals identified as portfolio managers of the Funds in the Funds' Prospectus.

The following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2007:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number		Assets managed (in millions)
Wilfred Talbot (UBS U.S. Small Cap Equity Fund)	5	$585	0	$0	10	(1)	$38
Uwe Schillhorn (UBS Emerging Markets Debt Fund)	5	$604	8	$1,623	18		$2,578
Geoffrey Wong (UBS Emerging Markets Equity Fund)	3	$1,096	30	$9,738	11		$5,067
Niraj Bhagwat (UBS Emerging Markets Equity Fund)	3	$1,096	30	$9,738	8		$5,064
Urs Antonioli (UBS Emerging Markets Equity Fund)	3	$1,096	30	$9,738	10		$5,064
Manish Modi (UBS Emerging Markets Equity Fund)	3	$1,096	30	$9,738	10		$5,064

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	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number	Assets managed (in millions)
Bruce C. Ebnother (UBS U.S. Real Estate Equity Fund)	1	$0	1	$28	8	$121

(1)  One account with assets of approximately $36.3 million has an advisory fee based upon the performance of the account.

The portfolio management team's management of a Fund and other accounts could result in potential conflicts of interest if the Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the Fund. A portfolio manager and his or her team manage a Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Advisor manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the Trust have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

The compensation received by the portfolio managers at UBS Global Asset Management, including the Funds' portfolio managers, includes a base salary and incentive compensation, as detailed below. UBS Global Asset Management's compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment professionals with the interests of UBS Global Asset Management's clients. Overall compensation can be grouped into three categories:

•  Competitive salary, benchmarked to maintain competitive compensation opportunities.

•  Annual bonus, tied to individual contributions and investment performance.

•  UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's

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results. UBS Global Asset Management strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals' interests with those of UBS Global Asset Management's clients. Each portfolio manager's bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund's broad-based index over a three-year rolling period.

UBS AG Equity. Senior investment professionals, including each portfolio manager of the Funds, may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global Asset Management believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS AG stock with after-tax funds from their bonus and/or salary. Two UBS AG stock options are given for each share acquired and held for two years. UBS Global Asset Management feels this engages its employees as partners in the firm's success, and helps to maximize its integrated business strategy.

As of the date of this SAI, the Portfolio Managers identified above owned no shares of the Funds because the Funds have not yet been publicly offered.

Administrative, accounting and custody services

Administrative and accounting services. UBS Global AM (Americas) also serves as the Funds' administrator. The Administrator is an indirect wholly owned asset management subsidiary of UBS AG.

As administrator, the Administrator supervises and manages all aspects (other than investment advisory activities) of the Trust's operations. Under the Administration Contract, the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders in connection with the performance of the Administration Contract, except to the extent that such a loss results from negligence, willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Administration Contract is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Funds' outstanding voting securities, on 60 days' written notice to the Administrator, or by the Administrator on 60 days' written notice to the Trust. Each Fund pays a fee to the Administrator that is computed daily and paid monthly at an annual rate of 0.075% of average daily net assets of such Fund.

J.P. Morgan Investors Services Co. ("J.P. Morgan") provides accounting, portfolio valuation and certain administrative services for the Funds under a Multiple Services Agreement between the Trust and JPMorgan Chase Bank ("JPMorgan Chase Bank"). J.P. Morgan is located at 73 Tremont Street, Boston, Massachusetts 02108-3913 and is a corporate affiliate of JPMorgan Chase.

Custody services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New York 10017, provides custodian services for the securities and cash of the Funds. JPMorgan Chase Bank utilizes foreign sub-custodians under procedures approved by the Board in accordance with applicable legal requirements.

Principal underwriting arrangements

UBS Global AM (US) (the "Underwriter"), with its principal office located at 51 West 52nd Street, New York, New York 10019-6114, acts as the principal underwriter of each class of shares of the Funds

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pursuant to a Principal Underwriting Contract with the Trust. The Principal Underwriting Contract requires the Underwriter to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. The Underwriter enters into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under separate plans pertaining to the Class A and Class C shares of the Funds adopted by the Trust in the manner prescribed under Rule 12b-1 under the Act (each, respectively, a "Class A Plan" and "Class C Plan," and collectively, "Plans"), the Funds pay the Underwriter a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class C Plan, the Funds pay the Underwriter a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% (for the UBS Emerging Markets Debt Fund) or 0.75% (for the equity Funds) of the average daily net assets of the class of shares. There is no distribution plan with respect to the Funds' Class Y shares and the Funds pay no service or distribution fees with respect to their Class Y shares.

The Underwriter uses the service fees under the Plans for Class A and Class C shares primarily to pay dealers for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by each dealer. Each dealer then compensates its investment professionals for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution fees under the Class C Plan to offset the commissions it pays to dealers for selling each Fund's Class C shares, respectively, and to offset each Fund's marketing costs attributable to such Class, such as the preparation, printing and distribution of sales literature, advertising and prospectuses and other shareholder materials to prospective investors. The Underwriter may also use distribution fees to pay additional compensation to dealers and to offset other costs allocated to the Underwriter's distribution activities.

The Underwriter receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

UBS Global AM (US) may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries (collectively, "Financial Intermediaries"), that sell shares of the Funds, subject to UBS Global AM (US)'s internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Funds and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." UBS Global AM (US) provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by UBS Global AM (US). UBS Global AM (US) also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to UBS Global AM (US)'s internal policies and procedures governing payments for such seminars. These seminars may take place at UBS Global AM (US)'s headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to UBS Global AM (US)'s internal policies and procedures, UBS Global AM (US) may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable

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entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) UBS Global AM (US)'s promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may maintain omnibus accounts and/or have similar arrangements with UBS Global AM (US) and may be paid by UBS Global AM (US) for providing sub-transfer agency and other services. Financial Intermediaries may be paid a sub-transfer agency or related fee out of Fund assets similar to which that the Fund otherwise would have paid the Funds' transfer agent. In addition, the Financial Intermediary, for the services provided, may charge a higher fee than would be represented by the sub-transfer agency or related fee. To the extent 12b-1 fees and sub-transfer agency or related fees do not meet the charge, the underwriter or an affiliate will pay the difference out of its own resources. Such payments are often referred to as "revenue sharing." Such expenses, to the extent they are Fund expenses, are included in the annual operating expenses set forth in the Funds' prospectus.

You should ask your Financial Intermediary about any payment it receives from the underwriter and any services provided.

The Plans and the Principal Underwriting Contract specify that the Funds must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities, not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Funds exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if the Underwriter's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be the Underwriter's sole responsibility and not that of the Funds. Annually, the Board reviews the Plans and the Underwriter's corresponding expenses for each class of shares of the Funds separately from the Plans and expenses of the other classes of shares.

Among other things, each Plan provides that (1) the Underwriter will submit to the Board at least quarterly, and the Board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board, including those Board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the approval by a majority of the outstanding voting securities of the relevant class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of Board members who are not "interested persons" of the Trust shall be committed to the discretion of the Board members who are not "interested persons" of the Trust.

In reporting amounts expended under the Plans to the Board members, the Underwriter allocates expenses attributable to the sale of each class of the Funds' shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

In approving the Class A Plan and the Class C Plan, the Board considered all of the features of the distribution system and the anticipated benefits to the Funds and their shareholders. With regard to each Plan, the Board considered (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and their shareholders by the Underwriter, (3) the services provided by dealers pursuant to each dealer

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agreement with the Underwriter, and (4) the Underwriter shareholder service-related and, where applicable, distribution-related expenses and costs.

With respect to each Plan, the Board considered all compensation that the Underwriter would receive under the Plan and the Principal Underwriting Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The Board also considered the benefits that would accrue to the Underwriter under each Plan, in that the Underwriter would receive service, distribution, advisory and administrative fees that are calculated based upon a percentage of the average net assets of the Funds, which fees would increase if the Plans were successful and the Funds attained and maintained significant asset levels.

Transfer agency services

PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., serves as the Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Independent registered public accounting firm

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm of the Trust.

Legal counsel

Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, is legal counsel to the Trust and the Independent Trustees.

Personal trading policies

The Trust, the Advisor and the Underwriter have adopted a Code of Ethics. The Code of Ethics establishes standards by which employees of UBS Global Asset Management (including all employees of the Advisor and Underwriter) (together, "Covered Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics, Covered Persons are prohibited from: (i) knowingly buying, selling or transferring any security (subject to narrow exceptions) within five calendar days before or after that same security, or an equivalent security, is purchased or sold by the Funds; (ii) entering into a net short position with respect to any security that is held by the Funds; (iii) purchasing or selling futures (except currency forwards) that are not traded on an exchange, as well as options on any type of futures; (iv) purchasing securities issued by a supplier or vendor about which the Covered Person has information or with whom the Covered Person is directly involved in negotiating a contract; and (v) acquiring securities in an initial public offering (other than a new offering of a registered open-end investment company).

In addition, Covered Persons must obtain prior written approval before purchasing, selling or transferring any security subject to certain exceptions listed in the Code of Ethics. Covered Persons and Trustees are required to file the following reports: (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested Trustee and any securities accounts maintained by the Covered Person or Interested Trustee, which must be filed within ten days of becoming a Covered Person or Interested Trustee (Independent Trustees are not required to file this report); and (2) quarterly reports of security investment transactions and new securities accounts. Independent Trustees need only report a transaction in a security if such Trustee, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee, that, during the 15-day period

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immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Funds, or was being considered for purchase or sale by the Funds.

A copy of the Code of Ethics has been filed with and is available through the SEC.

Proxy voting policies

The Board of Trustees believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to UBS Global AM (Americas). Following is a summary of UBS Global AM (Americas)'s proxy voting policy.

You may obtain information about the Fund's proxy voting decisions, without charge, online on the Trust's Web Site (www.ubs.com/ubsglobalam-proxy) or the EDGAR database on the SEC's Web Site (www.sec.gov).

The proxy voting policy of UBS Global AM (Americas) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM (Americas) expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM (Americas) may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS Global AM (Americas) generally supports current management initiatives. When UBS Global AM (Americas)'s view is that changes to the management structure would probably increase shareholder value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) believes that any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of the registered public accounting firm.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates' client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM (Americas) has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM (Americas) is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

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Portfolio holdings disclosure policies and procedures

Introduction. UBS Global AM (Americas) and the Trust's Board of Trustees have adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the portfolio holdings of the Funds (the "Disclosure Policy"). The Trust's policy with respect to the release of portfolio holdings is to only release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds' portfolio holdings will not be made available to anyone outside of UBS Global AM (Americas) unless and until the information has been made available to all shareholders or the general public in a manner consistent with the spirit and terms of the Disclosure Policy. A description of the type and frequency of portfolio holdings that are disclosed to the public is contained in the Funds' Prospectus.

The Disclosure Policy requires that the UBS Global AM (Americas) Legal and Compliance Departments address any material conflicts of interest regarding a disclosure of portfolio holdings and determine whether a disclosure of a Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's shareholders prior to the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments authorizing the disclosure of portfolio holdings. The UBS Global AM (Americas) Legal and Compliance Departments will periodically review how a Fund's portfolio holdings are being disclosed to and used by, if at all, service providers, UBS Global AM (Americas) affiliates, fiduciaries and broker-dealers, to ensure that such use is for legitimate business reasons and in the best interests of the Fund's shareholders.

The Trust's Board of Trustees exercises continuing oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement by the Chief Compliance Officer of the Trust of the Disclosure Policy, the Trust's code of ethics and policies and procedures regarding the misuse of inside information; (ii) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any policies governing portfolio holdings; and (iii) considering whether to approve or ratify any amendment to any policies governing portfolio holdings. The Disclosure Policy may be amended from time to time, subject to approval by the Board of Trustees.

Disclosure of complete portfolio holdings to service providers subject to confidentiality and trading restrictions. UBS Global AM (Americas), for legitimate fund business purposes, may disclose the Funds' complete portfolio holdings if it deems such disclosure necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical or consulting services, custodians or a redeeming party's custodian or transfer agent, as necessary in connection with redemptions in-kind, and other third parties that provide services (collectively, "Service Providers") to UBS Global AM (Americas) and/or the Funds.

Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written duty of confidentiality, including a duty not to trade on the basis of any material non-public information, pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS Global AM (Americas), or the terms of a separate confidentiality agreement. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of lag, if any, between the date of information and the date on which the information is disclosed to the Service Provider, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds' shareholders, and the legitimate fund business purposes served

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by such disclosure. Disclosure of Fund complete portfolio holdings to a Service Provider must be authorized in writing by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or by an attorney in the UBS Global AM (Americas) Legal Department.

Disclosure of complete portfolio holdings to UBS Global Asset Management affiliates and certain fiduciaries subject to confidentiality and trading restrictions. The Funds' complete portfolio holdings may be disclosed between and among the following persons (collectively, "Affiliates and Fiduciaries") subject to authorization by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust, or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments, for legitimate fund business purposes within the scope of their official duties and responsibilities, and subject to such Affiliate/Fiduciary's continuing duty of confidentiality and duty not to trade on the basis of any material, non-public information, as such duties are imposed under the Trust's and/or UBS Global AM (Americas)'s Code of Ethics, the Funds' policies and procedures regarding the prevention of the misuse of inside information, by agreement or under applicable laws, rules and regulations: (i) persons who are subject to UBS Global AM (Americas)'s Codes of Ethics or the policies and procedures regarding the prevention of the misuse of inside information; (ii) an investment adviser, distributor, administrator, sub-administrator, transfer agent, custodian or securities lending agent to the Funds; (iii) an accounting firm, an auditing firm or outside legal counsel retained by UBS Global AM (Americas) or the Funds; (iv) an investment adviser to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with the Funds' current adviser; and (v) a newly hired investment adviser or sub-adviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is to be determined by the UBS Global AM (Americas) Legal and Compliance Departments based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Arrangements to disclose portfolio holdings to service providers and fiduciaries. As of the date of this SAI, the specific Service Providers and Fiduciaries with whom the Trust has arrangements to provide portfolio holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Funds are:

•  JP Morgan Chase Bank, the Funds' Custodian, receives portfolio holdings information daily on a real-time basis.

•  Thomson Corporation (Vestek) receives portfolio holdings information so that it may assist the Funds in production of their quarterly fact sheets on a quarterly basis. The portfolio holdings information is provided with a one-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to Thomson Corporation. Additionally, Vestek receives portfolio holdings information on a monthly basis with a 30-day lag so that it may provide third party platforms that sell the Funds with portfolio analytics.

•  Ernst & Young LLP, each Fund's independent registered public accounting firm, receives portfolio holdings information on an annual and semiannual basis for reporting purposes. There is a 30-day lag between the date of portfolio holdings information and the date on which the information is disclosed to Ernst & Young. Ernst & Young also receives portfolio holdings information annually at

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year-end for audit purposes. In this case, there is no lag between the date of the portfolio holdings information and the date on which the information is disclosed to Ernst & Young.

•  The rating agencies of Morningstar, Lipper and Standard & Poor's receive portfolio holdings information on a quarterly basis so that the Funds may be included in each rating agency's industry reports and other materials. There is a 60-day lag between the date of the portfolio holdings information and the date on which the information is disclosed to the rating agencies.

Disclosure of portfolio holdings to broker-dealers in the normal course of managing Fund assets. An investment adviser, administrator or custodian for the Funds may, for legitimate fund business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions comprising a Fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material non-public information concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives transactions without the consent of the Trust or the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments. The Trust has not given its consent to any such use or disclosure and no person or Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust or an attorney in the UBS Global AM (Americas) Legal and Compliance Departments of UBS Global AM (Americas) is authorized to give such consent except as approved by the Trust's Board of Trustees. In the event consent is given to disclose portfolio holdings to a broker-dealer, the frequency with which the portfolio holdings may be disclosed to a broker-dealer, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the broker-dealer, is to be determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, and the risk of harm to the Fund and its shareholders, and the legitimate fund business purposes served by such disclosure.

Disclosure of non-material information. Policies and procedures regarding disclosure of non-material information permit the officers of the Trust, UBS Global Asset Management Funds portfolio managers and senior officers of UBS Global AM (Americas) Finance, UBS Global AM (Americas) Legal and Compliance Departments, and anyone employed by or associated with UBS Global AM (Americas) who has been authorized by the UBS Global AM (Americas) Legal Department (collectively, "Approved Representatives") to disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information, in connection with or relating to the Funds or their portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of the Funds that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if such information does not constitute material non-public information.

An Approved Representative must make a good faith determination whether the information constitutes material non-public information, which involves an assessment of the particular facts and circumstances. UBS Global AM (Americas) believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Fund. Nonexclusive examples of commentary and analysis include: (i) the allocation of the Fund's portfolio holdings and other investment positions among various asset classes, sectors, industries and countries; (ii) the characteristics of the stock and bond components of the Fund's portfolio holdings and other investment positions; (iii) the attribution of Fund returns by asset class, sector, industry and country; and (iv) the volatility characteristics

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of the Fund. An Approved Representative may in his or her sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Disclosure of portfolio holdings as required by applicable law. Fund portfolio holdings and other investment positions comprising a Fund may be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Fund portfolio holdings: (i) in a filing or submission with the SEC or another regulatory body; (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case; (iii) in connection with a lawsuit; or (iv) as required by court order, subpoena or similar process (e.g., arbitration proceedings).

Prohibitions on disclosure of portfolio holdings. No person is authorized to disclose Fund portfolio holdings or other investment positions (whether online at www.ubs.com, in writing, by fax, by e-mail, orally or by other means) except in accordance with the Disclosure Policy. In addition, no person is authorized to make disclosure pursuant to the Disclosure Policy if such disclosure would be unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the Act). Furthermore, UBS Global AM (Americas), in its sole discretion, may determine not to disclose portfolio holdings or other investment positions comprising a Fund to any person who might otherwise be eligible to receive such information under the Disclosure Policy, or may determine to make such disclosures publicly as described above.

Prohibitions on receipt of compensation or other consideration. Neither UBS Global AM (Americas), the Funds nor any other person may pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the investment adviser or by any affiliated person of the investment adviser.

Portfolio transactions and brokerage commissions

The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under its advisory agreements with the Funds, the Advisor is authorized to utilize the trading desk of its foreign affiliates to execute foreign securities transactions, but monitors the selection by such affiliates of brokers and dealers used to execute transactions for the Funds.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. However, subject to policies established by the Board of the Trust, a Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Funds, as to which the Advisor exercises

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investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, the receipt and use of such material does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Funds effect their securities transactions may be used by the Advisor, or its affiliated investment advisors, in servicing all of their accounts; not all such services may be used in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds). The Advisor will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and another. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling securities, the Funds may pay commissions to brokers who are affiliated with the Advisor or the Funds. The Funds may purchase securities in certain underwritten offerings for which an affiliate of the Funds or the Advisor may act as an underwriter. The Funds may effect futures transactions through, and pay commissions to, FCMs who are affiliated with the Advisor or the Funds in accordance with procedures adopted by the Board.

Certain Funds maintain a commission recapture program with certain brokers for the Funds. Under the program, a percentage of commissions generated by portfolio transactions for a Fund is rebated to the Fund by the brokers.

Portfolio turnover

The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Fund's investment objective.

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

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The portfolio turnover rates for the Funds may exceed 100%, and in some years, 200%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds and ultimately by the Funds' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

Shares of beneficial interest

The Trust currently offers three classes of shares for each Fund included in this SAI: the UBS Fund—Class A (the Class A shares), UBS Fund—Class C (the Class C shares) and UBS Fund—Class Y (the Class Y shares).

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Fund and has identical voting, dividend, redemption, liquidation and other rights and preferences as the other classes of that Fund, except that only the Class A shares may vote on any matter affecting the Class A Plan. Similarly, only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters, including changes to a Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreements and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Funds do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine the shares of the Funds into a greater or lesser number of shares so affected. In the case of a liquidation of a Fund, each shareholder of the Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution of assets, net of liabilities, of the Fund. No shareholder is liable for further calls or assessment by a Fund.

On any matters affecting only one Fund or class, only the shareholders of that Fund or class are entitled to vote. On matters relating to the Trust but affecting the Funds differently, separate votes by the affected Funds or classes are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund or class, the matter shall have been effectively acted upon with respect to any Fund or class if a majority of the outstanding voting securities of that Fund or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Funds. In addition, subject to certain conditions, shareholders of each Fund may apply to the Fund to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

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Reduced sales charges, additional purchase, exchange and redemption information and other services

Sales charge reductions and waivers

Waivers of sales charges—Class A shares. The following additional sales charge waivers are available for Class A shares if you:

•  Acquire shares in connection with a reorganization pursuant to which the Fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund;

•  Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus; or

•  Acquire shares in connection with shares purchased by UBS Global AM (US) or any affiliate on behalf of a discretionary advisory client.

Reinstatement privilege—Class A shares. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Taxes—Special Rule for Class A, B and C Shareholders," below.

Purchases of Class A shares through the UBS Financial Services Inc. InsightOneSM Program. Investors who purchase shares through the UBS Financial Services Inc. InsightOneSM Program are eligible to purchase Class A shares of the funds for which the Underwriter or its affiliate serves as investment advisor or investment manager without a sales load, and may exchange those shares for Class A shares of the Funds. The UBS Financial Services Inc. InsightOneSM Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.

Purchases of shares through the PACESM Multi Advisor Program. An investor who participates in the PACESM Multi Advisor Program is eligible to purchase Class A shares. The PACESM Multi Advisor Program is an advisory program sponsored by UBS Financial Services Inc. that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACESM Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS Financial Services Inc. and its affiliates are entitled to a waiver of this fee. Please contact your UBS Financial Services Inc. Financial Advisor or UBS Financial Services Inc. correspondent firms for more information concerning mutual funds that are available through the PACESM Multi Advisor Program.

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Payments by UBS Global AM (US)—Class Y shares. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. However, UBS Global AM (US), as principal underwriter of the Funds, may make payments out of its own resources, to affiliated (UBS Financial Services Inc.) and unaffiliated dealers, pursuant to written dealer agreements as follows: a one time finder's fee consistent with the Funds' Class A share Reallowance to Selected Dealers' schedule, as provided in the prospectus, and, beginning in month 13, an ongoing fee in an amount up to 20 basis points for an equity, asset allocation or a balanced Fund and 15 basis points for a fixed income Fund. UBS Global AM (US) does not make these payments on employee-related Class Y share accounts and reserves the right not to make these payments if it determines, in its sole discretion, that a dealer has been acting to the detriment of the Funds. The one time finder's fee is calculated on the date of purchase and may be paid in four equal installments over the first 12 months of ownership. UBS Global AM (US) reserves the right to suspend these payments at any time in its sole discretion.

Additional compensation to affiliated dealer. UBS Global AM (US) pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

•  0.05% of the value (at the time of sale) of all shares of a Fund sold through UBS Financial Services Inc.

•  a monthly retention fee at the annual rate of 0.10% of the value of shares of an equity Fund and 0.075% of the value of shares of a fixed income Fund that are held in a UBS Financial Services Inc. account at month-end. A blended rate is applied for allocation or balanced Funds.

The foregoing payments are made by UBS Global AM (US) out of its own resources. Such payments are often referred to as "revenue sharing."

Additional information regarding purchases through letter of intent

To the extent that an investor purchases less than the dollar amount indicated on the Letter of Intent within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares first from amounts held in escrow, and then from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's investment professional and UBS Global Asset Management, as applicable, in accordance with the prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional exchange and redemption information. As discussed in the Prospectus, eligible shares of a Fund may be exchanged for shares of the corresponding class of other Funds and most other Family Funds. Class Y shares are not eligible for exchange.

Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of the Advisor or the Board, result in the necessity of a Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made

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either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Fund's net asset value at the beginning of each 90-day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated shareholders need not constitute a cross-section of a Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Fund computes such redemption in-kind, the Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed. Pursuant to redemption in-kind procedures adopted by the Board on behalf of the Funds, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Funds by nature of a greater than 5% ownership interest in the Funds.

A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time.

Financial institutions. The Funds may authorize financial institutions, or their agents, to accept on the Funds' behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The Funds will be deemed to have received these purchase and redemption orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced based on a Fund's net asset value next computed after receipt of the order by the financial institutions or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Automatic investment plan—Class A and Class C shares. The Underwriter or your investment professional offers an automatic investment plan with a minimum initial investment of $1,000 through which a Fund will deduct $50 or more on a monthly, quarterly, semiannual or annual basis from the investor's bank account to invest directly in the Fund's Class A or Class C shares. In addition to providing a convenient and disciplined manner of investing, participation in the automatic investment plan enables an investor to use the technique of "dollar cost averaging." When a shareholder invests the same dollar amount each month under the plan, the shareholder will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, a shareholder's average purchase price per share over any given period will be lower than if the shareholder purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

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Automatic cash withdrawal plan—Class A and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Family Fund accounts. Minimum balances and withdrawals are:

•  Minimum value of Fund shares is $5,000;

•  Minimum withdrawals of $100.

Withdrawals under the Automatic Cash Withdrawal Plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the Fund account when the shareholder signed up for the plan (during the first year under the plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the shareholder elects to participate in the Automatic Cash Withdrawal Plan), less aggregate redemptions made other than pursuant to the Automatic Cash Withdrawal Plan, is less than the minimum values specified above. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly and semiannual plans, your investment professional will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payments specified by participants in the Automatic Cash Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Net Asset Value") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the automatic cash withdrawal or terminate participation in the Automatic Cash Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional or PFPC. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish an Automatic Cash Withdrawal Plan from their investment professionals or PFPC at 1-800-647 1568.

Individual retirement accounts

Self-directed IRAs are available in which purchases of shares of Family Funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of securities

At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Fund that meet the Fund's investment objective and policies. Securities transferred to a Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Fund in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair

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market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except US government securities) being exchanged, together with other securities of the same issuer owned by the Fund, will not exceed 5% of the Fund's net assets immediately after the transaction.

Net asset value

Each Fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is open for trading every day (each such day a "Business Day") except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities and other instruments that are listed on exchanges normally are valued at the last sale price on the day the securities or instruments are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities and instruments are generally valued on the exchange considered by the Advisor as the primary market. Securities and instruments traded in the over-the-counter market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price ("NOCP"); other over-the-counter securities and instruments are valued at the last bid price available prior to valuation (other than short-term obligations that mature in 60 days or less, which are valued as described further below). All investments quoted in foreign currency will be valued daily in US dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a Fund's custodian. The foreign currency exchange transactions of the Funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the NYSE. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Where market quotations are readily available, portfolio securities and other instruments are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security or instrument. Where those market quotations are not readily available, securities and instruments are valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those securities or instruments. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities and instruments, including many lower rated bonds, than is the case with respect to securities and instruments for which a broader range of dealer quotations and last-sale information is available. The

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amortized cost method of valuation generally is used to value short-term obligations with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

Taxation

Additional information on distributions and taxes

Distributions

Distributions of net investment income. Each Fund receives income generally in the form of: (a) dividends and/or interest on (b) its distributive share of dividends and/or interest earned from its investments in open-end investment companies classified as partnerships for federal income tax purposes, if any; and (c) distributions from its investments in open-end investment companies classified as corporations for federal income tax purposes, if any. The open-end investment companies described in (b) and (c) of the foregoing sentence are referred to herein as the "Underlying Funds." This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which income dividends may be paid to you. The Fund calculates income dividends and capital gains distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income, except that, a portion of the income dividends designated by certain Funds will be qualified dividend income eligible for taxation with respect to individual shareholders at long-term capital gain rates.

Capital gain distributions. A Fund, indirectly, through its investments in the Underlying Funds, if applicable, or from its direct investment in securities, may derive capital gain or loss in connection with sales or other dispositions of portfolio securities. A Fund may also derive capital gains through its redemption of shares in an Underlying Fund classified as a corporation, if any. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, and undistributed income from prior years, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as capital gain.

Investments in foreign securities

The next four paragraphs describe tax considerations that are applicable to a Fund's (or an Underlying Fund's, if applicable) investments in foreign securities.

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Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

Pass-through of foreign tax credits. If more than 50% of a Fund's total assets at the end of a fiscal year are invested directly, or indirectly through Underlying Funds classified as partnerships, in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

You should also be aware that use of foreign dividends, designated by a Fund as dividends from qualifying foreign corporations and subject to reduced rates of taxation on qualified dividend income, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of foreign debt investments and hedging on distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When a Fund invests in PFIC securities, a mark-to-market election will be made with respect to the Fund's indirect or direct interest in such securities and the Fund will recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to US federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Information on the amount and tax character of distributions. Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

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Election to be taxed as a regulated investment company. Each Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Code. Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to elect or maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as qualified dividend income to the extent of the Fund's earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i)  A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than US government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, US government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

(ii)  A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)  A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

Excise tax distribution requirements. To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

•  98% of its taxable ordinary income earned during the calendar year;

•  98% of its capital gain net income earned during the twelve month period ending October 31; and

•  100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Because the periods for measuring a regulated investment company's income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31 as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and

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profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 ("post-October loss") as occurring on the first day of the following tax year (i.e., July 1).

Redemption of shares

The next five paragraphs describe tax considerations that are applicable to redemptions of Fund shares.

Redemptions, sales and exchanges. If you are a taxable investor, redemptions, sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Family Fund, the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss, instead of short-term, to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Special rule for class A shareholders. A special tax rule applies when a shareholder sells or exchanges shares of a Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original shares would be increased, or any loss would be decreased, by all or a portion of the sales charge that you paid when the original shares were bought, and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

Wash sales. All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

US government securities. To the extent a Fund (or an Underlying Fund classified as a partnership) invests in certain US government obligations, dividends paid by the Fund to shareholders that are derived from interest on these obligations should be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements that must be met by the Fund. To the extent a Fund invests indirectly in US government obligations by investing in an Underlying Fund classified as a corporation that holds these obligations, dividends derived from interest on these obligations and paid to the Fund and, in turn, to you is unlikely to be exempt from state and local income tax. The income on portfolio investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Qualified dividend income for individuals. For individual shareholders, it is anticipated that a portion of the income dividends paid by certain Funds will be qualified dividend income eligible for

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taxation at long-term capital gain rates. This reduced rate of taxation generally is available for dividends paid by a Fund out of income earned on investments in:

•  domestic corporations, and

•  qualified foreign corporations, including:

(i)  corporations incorporated in a possession of the United States,

(ii)  corporations eligible for income tax treaty benefits with the United States under treaties determined by the Treasury Department to be qualified, and

(iii)  corporations whose stock is traded on a domestic securities exchange.

Dividends from corporations exempt from tax, dividends from PFICs, and dividends paid from interest earned by the Fund on debt securities generally will not qualify for this favorable tax treatment.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by certain Funds may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund's shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Dividends paid by a Fund from interest on debt securities or dividends earned on portfolio securities of non-US issuers are not expected to qualify for the corporate dividends-received deduction.

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The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by a Fund were debt-financed or held by a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. In the case of certain dividends on preferred stock, the minimum holding period is generally increased to 91 days during a 181-day period. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Investment in complex securities. A Fund or Underlying Fund may invest in complex securities (e.g., futures, options, short-sales, swaps, etc.) that could be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund's ability to recognize a loss, and, in limited cases, subject a Fund to US federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example (for simplicity, references to Fund include any Underlying Fund in which a Fund invests):

Derivatives. If a Fund is permitted to invest in certain options, futures, forwards or foreign currency contracts, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Constructive sales. A Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax straddles. A Fund's investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it on one of the offsetting positions to be deferred for tax purposes to the extent of unrealized gains on the other positions.

Securities purchased at discount. A Fund may invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell

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securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Securities lending transactions. A Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Convertible debt. Convertible debt is ordinarily treated as a "single property" consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Investment in taxable mortgage pools (excess inclusion income). Real estate investment trusts ("REITs") in which the UBS U.S. Real Estate Equity Fund or certain other Funds invest (if any) may hold residual interests in certain mortgage pooling vehicles formed as real estate mortgage investment conduits ("REMICs") and/or may enter into transactions that result in a portion of the REIT's assets qualifying as a "taxable mortgage pool" for US federal income tax purposes. Also, a Fund may make direct investments in REMIC residual interests. The portion of a Fund's income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as "excess inclusion income") generally is required to be allocated by the Fund to the Fund's shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.

Under these rules, a Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by "disqualified organizations," which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income. To the extent that Fund shares owned by disqualified organizations are held in record name by a broker/dealer or other nominee, the broker/dealer or other nominee would be liable for the corporate level tax on the portion of the Fund's excess inclusion income allocable to Fund shares held by the broker/dealer or other nominee on behalf of the disqualified organizations. The Funds expect that disqualified organizations own their shares. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with a Fund's receipt of excess inclusion income. However, to the extent permissible under the Act, regulated investment companies such as the Funds are permitted under Treasury Regulations to specially allocate this tax expense to the disqualified organizations to which it is attributable, without a concern that such an allocation will constitute a preferential dividend.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, a Fund must report excess inclusion income to shareholders in two cases:

•  If the excess inclusion income received by a Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and

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•  If a Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Under these rules, the taxable income of any Fund shareholder can in no event be less than the sum of the excess inclusion income allocated to that shareholder and any such excess inclusion income cannot be offset by net operating losses of the shareholder. If the shareholder is a tax-exempt entity and not a disqualified organization, then this income is fully taxable as unrelated business taxable income under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from a Fund. If the shareholder is a non-US person, such shareholder would be subject to US federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of a Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of a Fund's income may be considered excess inclusion income.

Compliance with these requirements will require a Fund to obtain significant cooperation from the REITs in which it invests.

Credit default swap agreements. Certain Funds may enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent non-periodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for the Funds to qualify as regulated investment companies may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investments in securities of uncertain tax character. A Fund may invest in securities the US Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Funds, it could affect the timing or character of income recognized by the Funds, requiring a Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup withholding. By law, the Funds must withhold a portion of the taxable dividends and sales proceeds unless the shareholder:

•  provides his correct social security or taxpayer identification number,

•  certifies that this number is correct,

•  certifies that he is not subject to backup withholding, and

•  certifies that he is a US person (including a US resident alien).

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The Funds also must withhold if the IRS instructs them to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special US tax certification requirements applicable to non-US investors are described under the "Non-US Investors" heading below.

Non-US investors. Non-US investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to US withholding and estate tax, and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid by a Fund, subject to certain exemptions for dividends designated as capital gain dividends, short-term capital gain dividends and interest-related dividends as described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of Fund shares, will be subject to backup withholding at a rate of 28% if the non-US investor fails to properly certify that he is not a US person.

In general, capital gain dividends designated by a Fund and paid from long-term capital gains or short-term capital gains (other than gain realized on disposition of US real property interests) are not subject to US withholding tax unless the gain is effectively connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year.

Similarly, interest-related dividends designated by a Fund and paid from qualified interest income are not subject to US withholding tax. "Qualified interest income" includes, in general, (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC.

However, the Funds do not intend to account for or designate interest-related dividends or short-term capital gains dividends for the benefit of non-US investors. As a result, non-US investors may be subject to more US withholding tax than would otherwise be the case. In addition, the exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

The UBS U.S. Real Estate Equity Fund and certain other Funds may invest in equity securities of corporations that invest in US real property, including Real Estate Investment Trusts (REITs). The sale of a US real property interest by a Fund, or by a REIT or US real property holding corporation in which a Fund invests, may trigger special tax consequences to the Fund's non-US shareholders. The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-US persons subject to US tax on disposition of a US real property interest as if he or she were a US person. Such gain is sometimes

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referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) such as the Funds, as follows:

•  The RIC is classified as a qualified investment entity. A "qualified investment entity" includes a RIC if, in general, more than 50% of the RIC's assets consists of interests in REITs and US real property holding corporations;

•  You are a non-US shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution; and

•  If these conditions are met, Fund distributions to you are treated as gain from the disposition of a US real property interest (USRPI), causing the distribution to be subject to US withholding tax at a rate of 35%, and requiring you to file a nonresident US income tax return.

•  In addition, even if you are a non-US shareholder that owns 5% or less of a class of shares of a Fund classified as a qualified investment entity, Fund distributions to you attributable to gain realized by the Fund from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate.

Because the Funds, other than the UBS U.S. Real Estate Equity Fund, expect to invest less than 50% of their assets at all times, directly and indirectly, in US real property interests, such Funds do not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding. However, the UBS U.S. Real Estate Equity Fund may be a qualified investment entity with the result that its dividends would be subject to these rules.

Ordinary dividends paid by a Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to US withholding tax. If you hold your Fund shares in connection with a US trade or business, your income and gains will be considered effectively connected income and taxed in the US on a net basis, in which case you may be required to file a nonresident US income tax return.

An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount. In addition, a partial exemption from US estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits or other property that would generally be treated as situated outside the United States if held directly by the estate. Whether for this purpose a Fund may look through to the exempt assets held by an Underlying Fund classified as a corporation is unclear. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-US shareholder who is a nonresident alien individual will not be subject to US federal gift tax. The tax consequences to a non-US

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shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Special US tax certification requirements apply to non-US shareholders both to avoid US back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder's country of residence. In general, a non-US shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Effect of future legislation; local tax considerations. The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

This discussion of "Taxation" is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your tax advisor about the federal, state, local or foreign tax consequences of an investment in a Fund.

Potential conflicts of interest

Activities of UBS Global Asset Management (Americas) Inc. and its affiliates (collectively, "UBS Global AM"), UBS Securities LLC and UBS Financial Services Inc. and their affiliates (collectively, "UBS") and Other Accounts Managed by UBS

UBS Global AM is a large asset management firm with approximately $753.1 billion in assets under management worldwide as of June 30, 2007.1 UBS Global AM offers a full range of equity, fixed income, cash management, asset allocation and alternative asset class investment management styles with representation in both retail and institutional channels, in the United States and in non-U.S. markets. UBS Global AM has more than 3,500 employees in 23 countries and maintains a presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

1  UBS Global Asset Management (Americas) Inc. manages approximately $159 billion as of June 30, 2007.

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UBS is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS Global AM and UBS (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Funds. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by a Fund. This section sets forth considerations of which investors in a Fund should be aware, and which may cause conflicts of interest on the part of UBS and UBS Global AM that could disadvantage the Funds. To address these potential conflicts, UBS and UBS Global AM have established various policies and procedures that are reasonably designed to detect and prevent these potential conflicts of interest and prevent the Funds from being disadvantaged.

Prospective investors should carefully review the following, which more fully describes these and other potential conflicts of interest presented by UBS Global AM' and UBS' other businesses and interests.

Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities

UBS' Other Activities May Have an Impact on the Funds. UBS Global AM (Americas) makes decisions for the Funds in accordance with its obligations as investment advisor to the Funds. However, UBS' other activities may, at the same time have a negative impact on the Funds. As a result of the various activities and interests of UBS, it is likely that the Funds will have multiple business relationships with, engage in transactions with, make voting decisions with respect to, or obtain services from UBS and other entities for which UBS performs or seeks to perform investment banking or other services. It is also likely that the Funds will undertake transactions in securities in which UBS makes a market or otherwise has other direct or indirect interests.

UBS conducts extensive broker-dealer, banking and other activities around the world and provides investment banking, broker-dealer, prime brokerage, administrative and other services to clients which may involve markets and securities in which the Funds invest. These activities will give UBS broad access to the current status of certain markets and investments. As a result of the activities described in this paragraph and the access and knowledge arising from those activities, parts of UBS may be in possession of information in respect of markets and investments, which, if known to UBS Global AM (Americas), might cause UBS Global AM (Americas) to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. UBS will be under no duty to make any such information available to the Funds or personnel of UBS Global AM (Americas) making investment decisions on behalf of the Funds and maintains information barriers designed to prevent the misuse of such information. In general, personnel of UBS Global AM (Americas) making investment decisions will make decisions based solely upon information known by such decision makers without regard to information known by other UBS personnel.

In conformance with the Funds' investment objectives and subject to compliance with applicable law, UBS Global AM (Americas) may purchase securities for the Funds during an underwriting or other offering of securities in which a broker/dealer affiliate acts as a manager, co-manager, underwriter or placement agent, or receives a benefit in the form of management, underwriting, or other fees. Affiliates of UBS Global AM (Americas) may act in other capacities in such offerings for which a fee, compensation, or other benefit will be received. From time to time, affiliates of UBS Global AM (Americas) will be current investors in companies engaged in an offering of securities which UBS Global

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AM (Americas) may purchase on behalf of its clients. Such purchases may provide a direct or indirect benefit to UBS Global AM's affiliates acting as a selling shareholder. UBS Global AM may also participate in structured fixed income offerings of securities in which a related person may serve as trustee, depositor, originator service agent or other service provider in which fees will be paid to such related person. Further, a related person may act as originator and/or servicing agent of loans or receivables for a structured fixed income offering in which UBS Global AM (Americas) may invest Fund assets. Participation in such offering may directly or indirectly relieve financial obligations of related persons.

UBS Global AM may purchase or sell, or recommend for purchase or sale, for its investment advisory clients securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position or (iv) for which its affiliates make a market; or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS Global AM may recommend to its clients, or purchase for its clients, securities of issuers in which UBS has an interest as described in this paragraph.

UBS' Financial and Other Interests and Relationships May Incentivize UBS to Promote the Sale of Fund Shares. UBS, its personnel and other financial service providers, have interests in promoting sales of the Funds. UBS Global AM may also make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms and other financial intermediaries, that sell shares of the Fund, subject to UBS Global AM's internal policies and procedures. The source of such payments may come from sales charges on such shares, 12b-1 fees collected from the Fund and/or from the underwriter's own resources (including through transfers from affiliates). Payments made out of the underwriter's own resources are often referred to as "revenue sharing." Please read the section entitled "Principal underwriting arrangements" for more information.

With respect to both UBS and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other products that might be provided or offered by UBS or other third parties. UBS and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. UBS and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions charged to the Funds may also be higher than for other products or services, and the remuneration and profitability to UBS and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from similar transactions for other funds or products.

UBS also may have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, UBS regularly participates in industry and consultant sponsored conferences and may purchase educational, data or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help UBS understand the consultant's points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from UBS or the Funds in connection with the distribution of shares in the Funds or other UBS products. For example, UBS may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by UBS Global AM. UBS may also pay a fee for membership in industry-wide or

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state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. UBS' membership in such organizations allows UBS to participate in these conferences and educational forums and helps UBS interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, UBS' personnel, including employees of UBS, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, UBS, including UBS Global AM, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. UBS' personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, UBS Global AM may make payments to authorized dealers and other financial intermediaries ("Intermediaries") from time to time to promote the Funds. The additional payments by UBS Global AM may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these or similar services by such products. Payments made by UBS Global AM may vary between different Intermediaries. Please read the section entitled "Principal underwriting arrangements" and "Reduced sales charges, additional purchase, exchange and redemption information and other services—Additional compensation to affiliated dealer" for more information.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other UBS Accounts. UBS Global AM manages accounts of certain clients by means of separate accounts ("Separate Accounts"). With respect to the Funds, UBS Global AM (Americas) may follow a strategy that is expected to be similar over time to that delivered by the Separate Accounts. Each of the Funds and the Separate Account Clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no assurance that such investment advice will be implemented simultaneously. Neither UBS Global AM (Americas) nor its affiliates will know when advice issued has been executed (if at all) and, if so, to what extent. While each will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the Separate Accounts could adversely affect the prices and availability of the securities, currencies and instruments in which the Funds invest.

Other Potential Conflicts Relating to the Management of the Funds by UBS Global AM

Potential Restrictions and Issues Relating to Information Held by UBS. From time to time and subject to UBS Global AM's policies and procedures regarding information barriers, UBS Global AM may consult with personnel in other areas of UBS, or with persons unaffiliated with UBS. The performance by such persons of obligations related to their consultation with personnel of UBS Global AM could conflict with their areas of primary responsibility within UBS or elsewhere. There will be no obligation on the part of such persons to make available for use by the Funds any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, UBS will be under no obligation to make available any research or analysis prior to its public dissemination.

In connection with its management of a Fund, UBS Global AM may have access to certain fundamental analysis and proprietary technical models developed by UBS Global AM or its affiliates (including UBS). UBS Global AM will not be under any obligation, however, to effect transactions on behalf of a Fund in

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accordance with such analysis and models. In addition, neither UBS Global AM nor any of its affiliates (including UBS) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that UBS Global AM will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of UBS Global AM and its affiliates (including UBS) or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by UBS Global AM (Americas), and have adverse effects on the Fund.

Potential Conflicts Relating to UBS' and UBS Global AM's Proprietary Activities and Activities on Behalf of Other Accounts. Transactions undertaken by UBS or client accounts managed by UBS ("Client Accounts") may adversely impact the Funds. UBS and one or more Client Accounts may buy or sell positions while the Funds are undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Funds. For example, a Fund may establish a short position in a security and UBS or other Client Accounts may buy that same security. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Fund and such increase in price would be to the Fund's detriment. Conversely, a Fund may buy a security and UBS or Client Accounts may establish a short position in that same security. The subsequent short sale may result in impairment of the price of the security which the Fund holds. Conflicts may also arise because portfolio decisions regarding a Fund may benefit UBS or other Client Accounts. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) UBS or other Client Accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) UBS or other Client Accounts.

The directors, officers and employees of UBS and UBS Global AM may buy and sell securities or other investments for their own accounts or for seed capital accounts (including through investment funds managed by UBS and UBS Global AM). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal or proprietary trading described above, each of the Funds, UBS and UBS Global AM, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Please see the section entitled "Personal trading policies" for more detailed information regarding these policies and procedures.

Gifts and Entertainment. From time to time, directors, officers and employees of UBS and UBS Global AM may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Funds, UBS and UBS Global AM, which could have the appearance of affecting or may potentially affect the judgment of the directors, officers and employees or the manner in which they conduct business on behalf of the Funds, UBS and UBS Global AM. To reduce the appearance of impropriety and the possibility that the Funds may be materially adversely affected by such gifts and entertainment, UBS and UBS Global AM have established policies and procedures that restrict the receipt of gifts and entertainment from clients, intermediaries, or service providers to the Funds.

UBS May In-Source or Outsource. Subject to applicable law, UBS, including UBS Global AM, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

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Selection of Brokers and Dealers and Commission Rates

UBS Global Asset Management utilizes a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS Global AM are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS Global AM's personnel also provide research and trading support to personnel of certain advisory affiliates. Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS Global AM and its advisory affiliates, UBS Global AM and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS Global AM's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS Global AM's clients may benefit advisory affiliates and their clients. UBS Global AM does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS Global AM believes that the research received is, in the aggregate, of assistance in fulfilling UBS Global AM's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.

Potential Regulatory Restrictions on Investment Adviser Activity

From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to UBS and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by UBS would not be subject to some of those considerations. There may be periods when UBS Global AM may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice with respect to certain securities or instruments issued by or related to companies for which UBS is performing investment banking, market making or other services or has proprietary positions or otherwise has come into possession of material inside information. For example, when UBS is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if UBS personnel serve as directors of companies the securities of which the Funds wish to purchase or sell. The larger UBS Global AM's investment advisory business and UBS' businesses, the larger the potential that these restricted list policies will impact investment transactions. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by UBS, or in cases in which UBS personnel are directors or officers of the issuer.

The investment activities of UBS for its proprietary accounts and for Client Accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause UBS, the Funds or other Client Accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of UBS Global AM on behalf of the Funds to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, UBS Global AM on behalf of the Funds may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when UBS Global AM, in its sole discretion, deems it appropriate.

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UBS Global AM and its affiliates, including, without limitation, UBS and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts, other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. UBS and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, UBS and its affiliates may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. UBS Global AM has developed policies and procedures consistent with regulatory requirements that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other client accounts in a manner that it considers, in its sole discretion and consistent with its fiduciary obligation to each account, to be reasonable. Allocations may be based on numerous factors and may not always be pro rata based. Thus, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund's investment activities may differ significantly from the results achieved by UBS Global AM and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that UBS Global AM and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which UBS Global AM and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of UBS Global AM and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to UBS Global AM and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when UBS Global AM, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which UBS Global AM and/or its affiliates are performing services or when position limits have been reached where such securities or instruments otherwise would have been permissible investments for a Fund. Additionally, certain Funds or accounts may be licensed to trade securities or engage in transactions in certain jurisdictions while other Funds and accounts are not licensed.

In addition, certain officers and certain employees of UBS Global AM are also officers or employees of UBS, or its affiliated entities. As a result, the performance by these officers and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

UBS Global AM may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund where customers of UBS or, to the extent permitted by the SEC, UBS itself, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund

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obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of UBS Global AM and/or UBS. UBS and its affiliates may also create, write or issue Derivatives for customers of UBS or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by UBS or its affiliates and may also enter into transactions with other clients of UBS Global AM or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause UBS Global AM or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with UBS Global AM, UBS and its affiliates on an arms-length basis. UBS Global AM or UBS may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of UBS Global AM and its affiliates.

It is also possible that, from time to time, UBS Global AM or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. UBS Global AM and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by UBS Global AM or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification, expense ratio and may result in significant transaction costs. UBS Global AM will consider the effect of redemptions on a Fund and other shareholders in deciding whether and when to redeem its shares.

It is possible that a Fund may invest in securities of companies with which UBS has or is trying to develop investment banking relationships as well as securities of entities in which UBS Global AM or UBS has significant debt or equity investments or in which UBS makes a market. A Fund also may invest in securities of companies to which UBS Global AM or UBS provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other UBS Global AM or UBS clients. In making investment decisions for a Fund, UBS Global AM is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of UBS Global AM in the course of these activities. In addition, from time to time, UBS' activities may limit a Fund's flexibility in purchases and sales of securities. When UBS is engaged in an underwriting or other distribution of securities of an entity, UBS Global AM may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

Present and future activities of UBS Global AM and its affiliates, in addition to those described in this section, may give rise to additional conflicts of interest.

UBS Global AM (Americas) may buy for the Funds securities or obligations of issuers in which UBS or other funds or accounts have made, or are making, an investment in securities or obligations that are subordinate or senior to securities of the Funds. For example, a Fund may invest in debt securities of an issuer at the same time that UBS or other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by UBS (including UBS Global AM (Americas)) relating to what actions to be taken may also raise conflicts of interests and UBS may take actions for certain accounts that have negative impacts on other advisory accounts.

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While UBS Global AM (Americas) will make proxy voting decisions as it believes appropriate and in accordance with UBS Global AM's policies designed to help avoid conflicts of interest, proxy voting decisions made by UBS Global AM (Americas) with respect to a Fund's portfolio securities may have the effect of favoring the interests of other clients or businesses of other divisions or units of UBS. UBS Global AM's proxy voting policy is discussed in more detail in the section entitled "Proxy voting policies."

As a registered investment adviser under the Advisers Act, UBS Global AM (Americas) is required to file a Form ADV with the SEC. Form ADV Part II contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding UBS Global AM (Americas). A copy of Part I of UBS Global AM (Americas)'s Form ADV is available on the SEC's website (www.adviserinfo.sec.gov). A copy of Part II of UBS Global AM (Americas)'s Form ADV is available upon request.

Performance calculations

From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semiannual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

To help investors better evaluate how an investment in the Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Capital International Indices; Lehman Brothers Indices; Salomon Smith Barney Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Russell Indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's et al., which rate fund performance over various time periods.

The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Funds' calculations of yield or total return.

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Performance information for the various classes of shares of each Fund will vary due to the effect of expense ratios on the performance calculations.

Financial statements and report of independent registered public accounting firm

Because the Funds have not yet commenced operation, financial statements are not yet available for the Funds.

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Appendix A—Corporate debt ratings

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

CC. The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

D. Debt rated D is in default, or is expected to default upon maturity or payment date.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or minus (–): The ratings from AAA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Service describes international long-term credit ratings as follows:

Investment Grade

AAA. Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB. Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative.

• For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

• For individual obligations, 'B' ratings may indicate that distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC

• For issuers and performing obligations, 'CCC' ratings indicate default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

• For individual obligations, 'CCC' ratings may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), 'R3' (good) or 'R4' (average).

CC

• For issuers and performing obligations, 'CC' ratings indicate that default of some kind appears probable.

• For individual obligations, 'CC' ratings may indicate distressed or defaulted obligations with a Recovery Rating of 'R4' (average) or 'R5' (below average).

C

• For issuers and performing obligations, 'C' ratings indicate that default is imminent.

• For individual obligations, 'C' ratings may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD. Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D. Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

- failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

- the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

- the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Appendix B—Risk summary

The chart below illustrates risks of investing in the Funds.

	Counter- party	Credit	Derivative	Foreign country & currency	Geographic concentration	High yield	Non-public securities	Pre- payment
UBS Emerging Markets Equity Fund	*	*	*	*		*	*	*
UBS U.S. Real Estate Equity Fund	*	*	*	*	*	*	*	*
UBS U.S. Small Cap Equity Fund	*	*	*	*	*		*
UBS Emerging Markets Debt Fund	*	*	*	*		*	*	*

Definitions of risks

Counterparty risk. The risk that when a Fund engages in repurchase, reverse repurchase, derivative, when-issued, forward commitment, delayed settlement, securities lending and swap transactions with another party, it relies on the other party to consummate the transaction and is subject to the risk of default by the other party. Failure of the other party to complete the transaction may cause the Fund to incur a loss or to miss an opportunity to obtain a price believed to be advantageous.

Credit risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Debt securities rated below investment grade are especially susceptible to this risk.

Derivative risk. The risk that downward price changes in a security may result in a loss greater than a Fund's investment in the security. This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

Foreign country and currency risks. The risk that prices of a Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the US dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of US issuers. These risks are more severe for securities of issuers in emerging market countries.

The World Bank and other international agencies consider a country to be an "emerging market" country on the basis of such factors as trade initiatives, per capita income and level of industrialization. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Geographic concentration risk. The risk that if a Fund has most of its investments in a single country or region, its portfolio will be more susceptible to factors adversely affecting issuers located in that country or region than would a more geographically diverse portfolio of securities.

High yield risk. The risk that the issuer of bonds with ratings of BB (S&P) or Ba (Moody's) or below will default or otherwise be unable to honor a financial obligation. These securities are considered to be of poor standing and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure. Bonds in this category may also be called "high yield bonds" or "junk bonds."

Non-public securities risk. The risk that there may be a less liquid market for unlisted securities than for publicly traded securities. A Fund, therefore, may not be able to resell its investments. In addition, less disclosure is required from non-public companies. Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

Prepayment risk. The risk that issuers will prepay fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates than the original obligations.

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You should rely only on the information contained or referred to in the Prospectus and this Statement of Additional Information. The Funds and their principal underwriter have not authorized anyone to provide you with information that is different. The Prospectus and this Statement of Additional Information are not an offer to sell shares of the Funds in any jurisdiction where the Funds or their principal underwriter may not lawfully sell those shares.

© 2007 UBS Global Asset Management (Americas) Inc.
All rights reserved.